                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8090

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
               (Exact name of registrant as specified in charter)

                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               (Address of principal executive offices) (Zip code)

                             Dennis L. Schoff, Esq.
                   The Lincoln National Life Insurance Company
                            1300 South Clinton Street
                              Post Office Box 1110
                            Fort Wayne, Indiana 46801
                     (Name and address of agent for service)

                        Copies of all communications to:
                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                              1775 Eye Street, N.W.
                              Washington, D.C. 2006

                              Colleen E. Tonn Esq.
                   The Lincoln National Life Insurance Company
                            1300 South Clinton Street
                              Post Office Box 1110
                            Fort Wayne, Indiana 46801

Registrant's telephone number, including area code: (260) 455-3404

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 through December 31, 2006

Item 1. Reports to Stockholders

Lincoln Variable Insurance Products Trust - Aggressive Growth Fund
Lincoln Variable Insurance Products Trust - Bond Fund
Lincoln Variable Insurance Products Trust - Capital Appreciation Fund
Lincoln Variable Insurance Products Trust - Core Fund
Lincoln Variable Insurance Products Trust - Equity-Income Fund
Lincoln Variable Insurance Products Trust - Global Asset Allocation Fund
Lincoln Variable Insurance Products Trust - Growth Fund
Lincoln Variable Insurance Products Trust - Growth and Income Fund
Lincoln Variable Insurance Products Trust - Growth Opportunities Fund
Lincoln Variable Insurance Products Trust - International Fund
Lincoln Variable Insurance Products Trust - Managed Fund
Lincoln Variable Insurance Products Trust - Money Market Fund
Lincoln Variable Insurance Products Trust - Social Awareness Fund
Lincoln Variable Insurance Products Trust - Special Opportunities Fund
Lincoln Variable Insurance Products Trust - Profile Funds:
                                              Conservative Profile Fund
                                              Moderate Profile Fund
                                              Moderately Aggressive Profile Fund
                                              Aggressive Profile Fund

                                                          AGGRESSIVE GROWTH FUND

                               [T.ROWE PRICE LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Aggressive Growth Fund
                            Annual Report
                            December 31, 2006





                                                          AGGRESSIVE GROWTH FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 9.28% (Standard Class shares with distributions reinvested) for the year ended December 31, 2006, while its benchmark, the Russell Midcap Growth Index*, returned 10.66%

Stock selection in the consumer discretionary, telecommunication services, and financials sectors all benefited relative performance. Stock selection in computers and technology and materials detracted as did an overweight in telecommunications services and financials.

As of December 31, 2006, our largest investments were in the computers and technology, consumer discretionary and health care sectors. Financials, as well as industrials and business services, made up a smaller percentage of the portfolio. The fund has minimal exposure to the energy, consumer staples, materials, and telecommunications services sectors.

The stocks making the largest positive contribution to absolute performance this period were biopharmaceutical company Celgene, financial markets manager CBOT Holdings, and gaming companies Wynn Resorts and International Game Technology. The largest detractors were stock photography house Getty Images, and energy companies Bill Barrett and Foundation Coal.

Donald J. Peters
T. Rowe Price


Growth of $10,000 invested 12/31/96 through 12/31/06


(LINE GRAPH)

                                          AGGRESSIVE GROWTH
                                            FUND STANDARD      RUSSELL MIDCAP
                                             CLASS SHARES       GROWTH INDEX
                                          -----------------    --------------


12/31/96                                       10000.00           10000.00
                                               12309.00           12254.00
                                               11546.00           14443.00
                                               16445.00           21851.00
                                               16002.00           19284.00
                                               10675.00           15398.00
                                                7449.00           11178.00
                                                9879.00           15953.00
                                               11229.00           18422.00
                                               12330.00           20651.00
12/31/06                                       13474.00           22852.00




This chart illustrates, hypothetically, that $10,000 was invested in the Aggressive Growth Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $13,474. For comparison, look at how the Russell MidCap Growth Index did over the same period. The same $10,000 investment would have grown to $22,852. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                  +9.28%
--------------------------------
Five Years                +4.77%
--------------------------------
Ten Years                 +3.03%
--------------------------------



The Service Class shares total return was 9.00% for the year ended 12/31/06 and its average annual total return was 14.48% for the period from 5/15/03 (commencement of operations) to 12/31/06.

* The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. Russell MidCap Companies consist of the 800 smallest companies in the Russell 1000 Index, which is an index of the 1,000 largest U.S. companies based on total market capitalization.

  Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund's sub-advisor.




                            Aggressive Growth Fund-1

  LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
  AGGRESSIVE GROWTH FUND

  DISCLOSURE
       OF FUND EXPENSES
  FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

  The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

  As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

  ACTUAL EXPENSES
  The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
  The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

  EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,072.40       0.84%         $4.39
Service Class Shares    1,000.00     1,071.10       1.09%          5.69
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,020.97       0.84%         $4.28
Service Class Shares    1,000.00     1,019.71       1.09%          5.55
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                            Aggressive Growth Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  99.72%
------------------------------------------------------
Aerospace & Defense                            1.29%
Automobiles & Automotive Parts                 0.19%
Banking & Finance                             10.05%
Building & Materials                           1.85%
Business Services                              4.16%
Cable, Media & Publishing                      4.01%
Chemicals                                      1.47%
Computers & Technology                        11.31%
Consumer Services                              2.18%
Electronics & Electrical Equipment            11.26%
Energy                                         6.22%
Environmental Services                         0.35%
Food, Beverage & Tobacco                       1.23%
Health Care & Pharmaceuticals                 16.66%
Industrial Machinery                           2.11%
Insurance                                      2.56%
Leisure, Lodging & Entertainment               7.22%
Packaging & Containers                         0.25%
Retail                                         5.99%
Telecommunications                             3.66%
Textiles, Apparel & Furniture                  1.43%
Transportation & Shipping                      3.52%
Utilities                                      0.75%
------------------------------------------------------
COMMERCIAL PAPER                               0.27%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              99.99%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.01%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.



                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------

Celgene                                        0.96%
Rockwell Collins                               0.94%
American Tower Class A                         0.91%
Northern Trust                                 0.91%
Harley-Davidson                                0.90%
International Game Technology                  0.88%
Autodesk                                       0.85%
Crown Castle International                     0.85%
CBOT Holdings Class A                          0.83%
Precision Castparts                            0.82%
------------------------------------------------------





                            Aggressive Growth Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                     NUMBER OF       MARKET
                                       SHARES         VALUE
                                                    (U.S. $)


     COMMON STOCK-99.72%
     AEROSPACE & DEFENSE-1.29%
     Empresa Brasileira de
      Aeronautica ADR............       24,600    $ $1,018,686
     Rockwell Collins.............      44,100       2,791,089
                                                  ------------
                                                     3,809,775
                                                  ------------
     AUTOMOBILES & AUTOMOTIVE PARTS-0.19%
     ITT..........................      10,000         568,200
                                                  ------------
                                                       568,200
                                                  ------------
     BANKING & FINANCE-10.05%
  +  Affiliated Managers Group....       4,800         504,624
     BlackRock....................       8,700       1,321,530
  +  CBOT Holdings Class A........      16,200       2,453,814
     Chicago Mercantile Exchange
      Class A....................        4,700       2,395,825
     City National................       7,400         526,880
  +  E Trade Financial............      61,700       1,383,314
     East West Bancorp............      17,000         602,140
     Eaton Vance..................      32,300       1,066,223
     Federated Investors Class B..      16,900         570,882
     First Horizon National.......      15,900         664,302
  +  Intercontinental Exchange....      21,700       2,341,430
     International Securities
      Exchange Holdings Class A..       12,200         570,838
     Investors Financial
      Services...................       37,600       1,604,392
     Janus Capital Group..........      34,100         736,219
     Lazard Class A...............      20,100         951,534
     Legg Mason...................       6,150         584,558
     Moody's......................      20,200       1,395,012
     Northern Trust...............      44,200       2,682,498
     Nuveen Investments Class A...      25,300       1,312,564
  +  Nymex Holdings...............       4,700         582,847
     options Xpress Holdings......      15,000         340,350
     Schwab (Charles).............      25,200         487,368
     SEI Investments..............      12,800         762,368
     State Street.................      20,000       1,348,800
  +  SVB Financial Group..........      12,500         582,750
     Synovus Financial............      26,400         813,912
  +  TD Ameritrade Holding........      39,000         631,020
     UCBH Holdings................      27,400         481,144
                                                  ------------
                                                    29,699,138
                                                  ------------
     BUILDING & MATERIALS-1.85%
     Centex.......................      13,600         765,272
     Fastenal.....................      19,600         703,248
     KB HOME......................       9,000         461,520
     Lennar Class A...............      17,900         939,034
  +  Meritage Homes...............       8,500         405,620
     Pulte Homes..................      12,000         397,440
     Thor Industries..............      16,600         730,234
  +  Toll Brothers................      18,800         605,924
     Winnebago Industries.........      13,600         447,576
                                                  ------------
                                                     5,455,868
                                                  ------------
     BUSINESS SERVICES-4.16%
  +  Clear Channel Outdoor
      Holdings Class A...........       62,900       1,755,539
     Corporate Executive Board....      19,700       1,727,690
  +  Dun & Bradstreet.............      10,400         861,016
     Fidelity National
      Information................       17,400         697,566
     Fluor........................      19,300       1,575,845
  +  Foster Wheeler...............      12,800         705,792
  +  ITT Educational Services.....      12,600         836,262
  +  LECG.........................      30,000         554,400
     Manpower.....................      13,000         974,090
     Ritchie Bros Auctioneers.....      21,100       1,129,694
     Robert Half International....      39,600       1,469,952
                                                  ------------
                                                    12,287,846
                                                  ------------
     CABLE, MEDIA & PUBLISHING-4.01%
     Citadel Broadcasting.........      29,300         291,828
  +  Getty Images.................      12,700         543,814
     Harte-Hanks..................      23,900         662,269
  +  Lamar Advertising Class A....      31,400       2,053,246
     McGraw-Hill Companies........       9,100         618,982
     Meredith.....................      12,200         687,470
  +  Monster Worldwide............      36,100       1,683,704
     Omnicom Group................      18,000       1,881,720
  +  Rogers Communications Class
      B..........................       13,800         822,480
  +  Salem Communications Class
      A..........................       26,000         310,700
     Scripps (E.W.) Class A.......      11,200         559,328
     WPP Group ADR................      25,700       1,740,918
                                                  ------------
                                                    11,856,459
                                                  ------------
     CHEMICALS-1.47%
     Avery Dennison...............       8,900         604,577
     Clorox.......................       8,000         513,200
     Ecolab.......................      28,500       1,288,200
     Sigma-Aldrich................       9,000         699,480
  +  Symyx Technologies...........      21,700         468,503
     Valspar......................      27,800         768,392
                                                  ------------
                                                     4,342,352
                                                  ------------
     COMPUTERS & TECHNOLOGY-11.31%
  +  Activision...................      55,288         953,165
  +  Adobe Systems................      19,200         789,504
  +  American Reprographics.......      23,000         766,130
  +  Autodesk.....................      62,400       2,524,703
  +  Avid Technology..............      11,100         413,586
  +  Baidu.com ADR................       9,400       1,059,568
  +  Cadence Design Systems.......      36,800         659,088
     CDW..........................      11,400         801,648
  +  Check Point Software
      Technologies...............       27,200         596,224
  +  CheckFree....................      21,500         863,440
  +  ChoicePoint..................      15,600         614,328
  +  Citrix Systems...............      24,000         649,200
  +  Cogent.......................      49,500         544,995

                            Aggressive Growth Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF       MARKET
                                       SHARES         VALUE
                                                    (U.S. $)

     COMMON STOCK (CONTINUED)
     COMPUTERS & TECHNOLOGY (CONTINUED)
  +  Cognizant Technology
      Solutions Class A..........       23,700    $  1,828,692
  +  Cognos.......................      14,800         628,408
  +  Digital River................      16,000         892,640
  +  DST Systems..................       8,900         557,407
  +  Electronic Arts..............      38,500       1,938,860
  +  F5 Networks..................       9,800         727,258
     FactSet Research Systems.....      18,550       1,047,704
     Fair Isaac...................      14,250         579,263
  +  Fiserv.......................      12,300         644,766
     Global Payments..............      17,600         814,880
     Henry (Jack) & Associates....      29,000         620,600
  +  Hyperion Solutions...........      15,000         539,100
  +  II-VI........................      16,000         447,040
  +  Intuit.......................      48,500       1,479,735
  +  McAfee.......................      28,700         814,506
     National Instruments.........      15,150         412,686
  +  NAVTEQ.......................      44,900       1,570,153
  +  Red Hat......................      58,300       1,340,900
  +  salesforce.com...............      13,000         473,850
     Satyam Computer Services
      ADR........................       40,000         960,400
  +  Sina.........................      23,500         674,450
  +  Synopsys.....................      20,600         550,638
  +  THQ..........................      30,950       1,006,494
  +  VeriSign.....................      33,900         815,295
  +  Websense.....................      18,000         410,940
  +  Zebra Technologies...........      11,750         408,783
                                                  ------------
                                                    33,421,027
                                                  ------------
     CONSUMER SERVICES-2.18%
  +  Apollo Group Class A.........       8,905         347,028
     Block (H&R)..................      21,800         502,272
     DeVry........................      25,100         702,800
     Equifax......................      21,700         881,020
  +  Iron Mountain................      36,150       1,494,441
     Paychex......................      57,800       2,285,412
  +  Universal Technical
      Institute..................       10,000         222,100
                                                  ------------
                                                     6,435,073
                                                  ------------
     ELECTRONICS & ELECTRICAL EQUIPMENT-11.26%
  +  Altera.......................     118,500       2,332,080
     AMETEK.......................      38,100       1,213,104
     Analog Devices...............      65,500       2,152,985
  +  Broadcom Class A.............      46,150       1,491,107
  +  Cymer........................      10,200         448,290
  +  Dolby Laboratories Class A...      27,700         859,254
  +  Fairchild Semiconductor......      30,400         511,024
  +  FLIR Systems.................      20,400         649,332
     Garmin.......................      12,400         690,184
     Gentex.......................      20,000         311,200
  +  Integrated Device
      Technology.................       49,400         764,712
     Intersil Class A.............      30,300         724,776
     Jabil Circuit................      46,700       1,146,485
     KLA-Tencor...................      13,400         666,650
  +  Lam Research.................      15,200         769,424
     Linear Technology............      71,500       2,167,880
  +  Marvell Technology Group.....      72,800       1,397,032
     Maxim Integrated Products....      67,800       2,076,036
  +  MEMC Electronic Materials....      25,000         978,500
     Microchip Technology.........      69,500       2,272,650
     National Semiconductor.......      77,600       1,761,520
  +  QLogic.......................      23,600         517,312
     Roper Industries.............      18,600         934,464
  +  Semtech......................      30,100         393,407
  +  Silicon Laboratories.........      33,200       1,150,380
  +  Teradyne.....................      50,000         748,000
  +  Thermo Electron..............      12,000         543,480
  +  Waters.......................      26,600       1,302,602
     Xilinx.......................      97,000       2,309,570
                                                  ------------
                                                    33,283,440
                                                  ------------
     ENERGY-6.22%
  +  Bill Barrett.................      18,700         508,827
     BJ Services..................      17,700         518,964
  +  Cameron International........      43,300       2,297,065
  +  Compton Petroleum............      47,500         433,200
     Consol Energy................      15,800         507,654
  +  Core Laboratories NV.........       9,200         745,200
     Diamond Offshore Drilling....      10,000         799,400
     Foundation Coal Holdings.....      23,000         730,480
  +  Grant Prideco................      50,200       1,996,454
     Hugoton Royalty Trust........           1              25
  +  Mariner Energy...............      30,900         605,640
     Murphy Oil...................      26,800       1,362,780
  +  Nabors Industries............      22,300         664,094
     Smith International..........      57,400       2,357,417
  +  TETRA Technologies...........       8,000         204,640
  +  Ultra Petroleum..............      14,900         711,475
  +  Weatherford International....      33,400       1,395,786
     Williams Cos.................      64,000       1,671,680
     XTO Energy...................      18,533         871,978
                                                  ------------
                                                    18,382,759
                                                  ------------
     ENVIRONMENTAL SERVICES-0.35%
  +  Stericycle...................      13,600       1,026,800
                                                  ------------
                                                     1,026,800
                                                  ------------
     FOOD, BEVERAGE & TOBACCO-1.23%
     Hershey......................      28,000       1,394,400
     McCormick & Company..........      13,800         532,128
     Wrigley (Wm) Jr. ............      32,875       1,700,295
                                                  ------------
                                                     3,626,823
                                                  ------------
     HEALTH CARE & PHARMACEUTICALS-16.66%
  +  Alkermes.....................      21,400         286,118
     Allergan.....................      17,007       2,036,418

                            Aggressive Growth Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF       MARKET
                                       SHARES         VALUE
                                                    (U.S. $)

     COMMON STOCK (CONTINUED)
     HEALTH CARE & PHARMACEUTICALS (CONTINUED)
  +  American Medical System
      Holdings...................       37,500    $    694,500
  +  Amylin Pharmaceuticals.......      20,600         743,042
  +  ArthroCare...................      11,200         447,104
  +  AtheroGenics.................      23,000         227,930
     Avon Products................      54,000       1,784,160
     Bard (C.R.)..................      13,400       1,111,798
     Becton, Dickinson............      10,900         764,635
  +  Celgene......................      49,300       2,836,228
  +  Cephalon.....................      17,800       1,253,298
  +  Charles River Laboratories
      International..............       12,100         523,325
  +  Coventry Health Care.........      29,750       1,488,988
     Dade Behring Holdings........      14,900         593,169
  +  DaVita.......................      15,200         864,576
  +  deCODE genetics..............      58,300         264,099
     DENTSPLY International.......      23,800         710,430
  +  Edwards Lifesciences.........      13,000         611,520
  +  Express Scripts Class A......      27,100       1,940,360
  +  Gen-Probe....................       6,600         345,642
  +  Genzyme......................       9,400         578,852
     Health Management Associates
      Class A....................       21,700         458,087
  +  Health Net...................      17,800         866,148
  +  Healthways...................      17,200         820,612
  +  Hologic......................       9,800         463,344
  +  Humana.......................      20,000       1,106,200
  +  Integra LifeSciences
      Holdings...................       16,000         681,440
  +  Invitrogen...................      10,800         611,172
  +  Kyphon.......................      14,900         601,960
  +  Laboratory Corporation of
      America Holdings...........       12,200         896,334
  +  LifePoint Hospitals..........      14,000         471,800
  +  Lincare Holdings.............      22,700         904,368
     Manor Care...................      24,500       1,149,540
  +  Martek Biosciences...........      14,800         345,432
  +  Medco Health Solutions.......      37,500       2,004,000
  +  MedImmune....................      28,000         906,360
  +  Millennium Pharmaceuticals...      34,400         374,960
  +  Millipore....................      11,300         752,580
  +  Nektar Therapeutics..........      32,100         488,241
  +  Neurocrine Biosciences.......      26,900         280,298
     Omnicare.....................       8,800         339,944
  +  OSI Pharmaceuticals..........      15,100         528,198
  +  Patterson....................      12,800         454,528
  +  PDL BioPharma................      14,400         290,016
  +  QIAGEN.......................      64,200         971,346
     Quest Diagnostics............      15,800         837,400
  +  ResMed.......................      26,800       1,319,096
  +  Respironics..................      20,600         777,650
  +  Schein (Henry)...............      21,200       1,038,376
  +  Sepracor.....................      18,600       1,145,388
  +  St. Jude Medical.............      56,500       2,065,640
  +  Techne.......................      17,200         953,740
  +  Theravance...................      20,500         633,245
  +  Varian Medical Systems.......      24,200       1,151,194
  +  Ventana Medical Systems......       8,200         352,846
  +  Vertex Pharmaceuticals.......      28,800       1,077,696
  +  Zimmer Holdings..............      13,000       1,018,940
                                                  ------------
                                                    49,244,311
                                                  ------------
     INDUSTRIAL MACHINERY-2.11%
     Graco........................      31,300       1,240,106
     IDEX.........................      14,050         666,111
     Joy Global...................      23,500       1,135,990
     Pall.........................      21,900         756,645
     Precision Castparts..........      31,000       2,426,680
                                                  ------------
                                                     6,225,532
                                                  ------------
     INSURANCE-2.56%
     Ambac Financial Group........       6,600         587,862
  +  Arch Capital Group...........      12,800         865,408
     Axis Capital Holdings........      14,800         493,876
     Brown & Brown................      26,000         733,460
     Cigna........................       8,000       1,052,560
  +  Markel.......................       1,600         768,160
     Marsh & McLennan.............      16,000         490,560
     MBIA.........................       8,700         635,622
  +  Onebeacon Insurance Group....      23,100         646,800
     RenaissanceRe Holdings.......      10,300         618,000
     Willis Group Holdings........      17,000         675,070
                                                  ------------
                                                     7,567,378
                                                  ------------
     LEISURE, LODGING & ENTERTAINMENT-7.22%
     Boyd Gaming..................      11,900         539,189
     Brunswick....................      13,400         427,460
     Choice Hotels International..      24,100       1,014,610
  +  DreamWorks Animation SKG
      Class A....................       14,300         421,707
     Harley-Davidson..............      37,800       2,663,766
     Hilton Hotels................      67,400       2,352,260
     International Game
      Technology.................       56,100       2,591,820
     Marriott International Class
      A..........................       49,600       2,366,912
  +  Melco PBL Entertainment Macau
      ADR........................        6,200         131,812
     MoneyGram International......      54,100       1,696,576
     Royal Caribbean Cruises......      19,200         794,496
  +  Shuffle Master...............      36,950         968,090
     Starwood Hotels & Resorts
      Worldwide..................       28,400       1,775,000
     Station Casinos..............       8,700         710,529
  +  WMS Industries...............      18,500         644,910
  +  Wynn Resorts.................      23,800       2,233,630
                                                  ------------
                                                    21,332,767
                                                  ------------
     PACKAGING & CONTAINERS-0.25%
     Sealed Air...................      11,400         740,088
                                                  ------------
                                                       740,088
                                                  ------------


                            Aggressive Growth Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF       MARKET
                                       SHARES         VALUE
                                                    (U.S. $)

     COMMON STOCK (CONTINUED)
     RETAIL-5.99%
     Advance Auto Parts...........      18,100    $    643,636
  +  Amazon.com...................      25,500       1,006,230
  +  Bed Bath & Beyond............      45,200       1,722,120
  +  Cheesecake Factory...........      15,750         387,450
  +  Dick's Sporting Goods........      15,400         754,446
     Dollar General...............      35,400         568,524
     Family Dollar Stores.........      33,500         982,555
     Fred's.......................      23,500         282,940
     Men's Wearhouse..............      18,150         694,419
  +  O'Reilly Automotive..........      32,200       1,032,332
  +  Panera Bread Company Class
      A..........................       10,700         598,237
     PETsMART.....................      35,400       1,021,644
     Ross Stores..................      21,800         638,740
     Staples......................      40,800       1,089,360
     Tiffany & Co.................      40,700       1,597,068
     Tim Hortons..................      17,900         518,384
     TJX..........................      64,600       1,839,808
  +  Tractor Supply...............      13,100         585,701
  +  Urban Outfitters.............      26,000         598,780
     Williams-Sonoma..............      36,700       1,153,848
                                                  ------------
                                                    17,716,222
                                                  ------------
     TELECOMMUNICATIONS-3.66%
  +  American Tower Class A.......      72,000       2,684,160
  +  Crown Castle International...      77,800       2,512,940
  +  Juniper Networks.............      40,000         757,600
  +  NeuStar Class A..............      16,100         522,284
  +  NII Holdings.................      21,300       1,372,572
  +  SBA Communications Class A...      80,300       2,208,250
  +  Time Warner Telecom Class A..      37,400         745,382
                                                  ------------
                                                    10,803,188
                                                  ------------
     TEXTILES, APPAREL & FURNITURE-1.43%
     Cintas.......................      25,500       1,012,605
  +  Coach........................      53,400       2,294,064
     Harman International.........       5,300         529,523
     HNI..........................       9,000         399,690
                                                  ------------
                                                     4,235,882
                                                  ------------
     TRANSPORTATION & SHIPPING-3.52%
     Expeditors International
      Washington.................       38,000       1,539,000
     Grainger (W.W.)..............      20,000       1,398,800
     Landstar System..............      32,400       1,237,032
     Robinson (C.H.) Worldwide....      27,000       1,104,030
     SkyWest......................      68,000       1,734,680
     Southwest Airlines...........      96,500       1,478,380
     UTi Worldwide................      63,900       1,910,610
                                                  ------------
                                                    10,402,532
                                                  ------------
     UTILITIES-0.75%
  +  AES..........................     100,000       2,204,000
                                                  ------------
                                                     2,204,000
                                                  ------------
     TOTAL COMMON STOCK (COST
      $230,476,506)..............                  294,667,460
                                                  ------------


                                     PRINCIPAL
                                       AMOUNT
                                      (U.S. $)

 =/  COMMERCIAL PAPER-0.27%
     Anheuser Busch 5.241%
      1/2/07.....................     $795,000         794,884
                                                  ------------
     TOTAL COMMERCIAL PAPER (COST
      $794,884)..................                      794,884
                                                  ------------








TOTAL MARKET VALUE OF SECURITIES-99.99% (COST $231,271,390)..................     295,462,344
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.01%........................          24,257
                                                                                -------------
NET ASSETS APPLICABLE TO 24,991,088 SHARES OUTSTANDING-100.00%...............   $ 295,486,601
                                                                                =============
NET ASSET VALUE-AGGRESSIVE GROWTH FUND STANDARD CLASS ($282,396,485 /
  23,874,366 SHARES).........................................................         $11.828
                                                                                      =======
NET ASSET VALUE-AGGRESSIVE GROWTH FUND SERVICE CLASS ($13,090,116 / 1,116,722
  SHARES)....................................................................         $11.722
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)...............   $ 429,729,799
Accumulated net realized loss on investments.................................    (198,433,994)
Net unrealized appreciation of investments ..................................      64,190,796
                                                                                -------------
Total net assets.............................................................   $ 295,486,601
                                                                                =============




----------

=/ The interest rate shown is the effective yield as of the time of purchase.

+ Non-income producing security for the year ended December 31, 2006.

ADR-American Depositary Receipts

                             See accompanying notes

                            Aggressive Growth Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Dividends............................   $ 2,448,273
Interest.............................        19,054
Income from investments in affiliated
       companies....................          8,780
Foreign tax withheld.................        (6,378)
                                        -----------
                                          2,469,729
                                        -----------
EXPENSES:
Management fees......................     2,117,324
Accounting and administration
 expenses...........................        176,418
Reports and statements to
 shareholders.......................        100,604
Professional fees....................        36,925
Distribution expenses-Service Class..        24,603
Custodian fees.......................        14,006
Trustees' fees.......................         8,000
Other................................        11,561
                                        -----------
                                          2,489,441
Less expense paid indirectly.........        (1,213)
                                        -----------
Total operating expenses.............     2,488,228
                                        -----------
NET INVESTMENT LOSS  ................       (18,499)
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
Net realized gain on investments.....    15,714,718
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................      9,711,547
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS                             25,426,265
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                        $25,407,766
                                        ===========




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                         YEAR ENDED
                                  12/31/06       12/31/05
                                ------------   ------------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment loss..........   $    (18,499)  $   (695,587)
Net realized gain on
 investments................      15,714,718     13,478,571
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies.................       9,711,547     11,517,681
                                ------------   ------------
Net increase in net assets
 resulting from operations..      25,407,766     24,300,665
                                ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............     32,749,536     17,986,163
 Service Class..............       7,878,367      4,874,390
                                ------------   ------------
                                  40,627,903     22,860,553
                                ------------   ------------
Cost of shares repurchased:
 Standard Class..............    (47,731,193)   (38,143,909)
 Service Class...............     (2,046,625)    (1,183,454)
                                ------------   ------------
                                 (49,777,818)   (39,327,363)
                                ------------   ------------
Decrease in net assets
 derived from capital share
 transactions...............      (9,149,915)   (16,466,810)
                                ------------   ------------
NET INCREASE IN NET ASSETS...     16,257,851      7,833,855
NET ASSETS:
Beginning of year............    279,228,750    271,394,895
                                ------------   ------------
End of year (there was no
 undistributed net
 investment income at either
 year end)..................    $295,486,601   $279,228,750
                                ============   ============




                             See accompanying notes


                            Aggressive Growth Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                      AGGRESSIVE GROWTH FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                               12/31/06         12/31/05         12/31/04(1)         12/31/03(2)         12/31/02
                                               ----------------------------------------------------------------------------------


Net asset value, beginning of period........   $ 10.824         $  9.857           $  8.672            $  6.539          $  9.371

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(3)......................         --           (0.026)            (0.039)             (0.029)           (0.036)
Net realized and unrealized gain (loss) on
 investments...............................       1.004            0.993              1.224               2.162            (2.796)
                                               --------         --------           --------            --------          --------
Total from investment operations............      1.004            0.967              1.185               2.133            (2.832)
                                               --------         --------           --------            --------          --------

Net asset value, end of period..............   $ 11.828         $ 10.824           $  9.857            $  8.672          $  6.539
                                               ========         ========           ========            ========          ========

Total return(4).............................      9.28%            9.81%             13.66%              32.62%           (30.22%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $282,397         $272,838           $269,192            $267,451          $213,893
Ratio of expenses to average net assets.....      0.85%            0.87%              0.91%               0.90%             0.87%
Ratio of net investment loss to average net
 assets....................................      (0.00%)          (0.26%)            (0.44%)             (0.39%)           (0.47%)
Portfolio turnover..........................        41%              38%               106%                 94%               77%



----------
(1) Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund's sub-advisor.

(2) Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc. was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                            Aggressive Growth Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                  AGGRESSIVE GROWTH FUND SERVICE CLASS
                                                                                           5/15/03(2)
                                                    YEAR ENDED                                 TO
                                   12/31/06          12/31/05          12/31/04(1)          12/31/03
                                   ------------------------------------------------------------------


Net asset value, beginning of
 period........................     $10.754           $ 9.817            $ 8.659             $ 7.172

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment loss(3)..........     (0.028)           (0.051)            (0.061)             (0.029)
Net realized and unrealized gain
 on investments................       0.996             0.988              1.219               1.516
                                    -------           -------            -------             -------
Total from investment
 operations....................       0.968             0.937              1.158               1.487
                                    -------           -------            -------             -------

Net asset value, end of period..    $11.722           $10.754            $ 9.817             $ 8.659
                                    =======           =======            =======             =======

Total return(4).................      9.00%             9.54%             13.37%              20.73%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)......................     $13,090           $ 6,391            $ 2,203             $   693
Ratio of expenses to average net
 assets........................       1.10%             1.12%              1.16%               1.11%
Ratio of net investment loss to
 average net assets............      (0.25%)           (0.51%)            (0.69%)             (0.57%)
Portfolio turnover..............        41%               38%               106%               94%(5)



----------
(1) Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund's sub-advisor.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(5) The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes



                            Aggressive Growth Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Aggressive Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed LVIP T. Rowe Price Structured Mid-Cap Growth Fund.

The Fund's investment objective is to maximize capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for

                            Aggressive Growth Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,277 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $200 million, and 0.65% of the average daily net assets of the Fund in excess of $400 million.

DMC has contractually agreed to waive a portion of its advisory fee through April 30, 2007. The waiver amount is 0.05% of average daily net assets in excess of $750 million. This waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

T. Rowe Price (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Advisor 0.50% on the first $250 million of the Fund's average daily net assets, 0.45% of the next $500 million and 0.40% of any excess of the Fund's average daily net assets over $750 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $135,651.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these services amounted to $15,767.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $185,625
Accounting and Administration Fees
  Payable to DSC.......................     23,115
Administration Fees Payable to Lincoln
  Life.................................      2,083
Distribution Fees Payable to the
  Companies............................      2,764


The Fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds, trusts, and other accounts managed by T. Rowe Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. For the year ended December 31, 2006, the Fund received distributions from the Reserve Funds of $8,780.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.


                            Aggressive Growth Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $117,106,589 and sales of $128,840,828 of investment securities other than short-term investments.

At December 31, 2006, the cost of investments for federal income tax purposes was $232,127,911. At December 31, 2006, net unrealized appreciation was $63,334,433, of which $73,921,002 related to unrealized appreciation of investments and $10,586,569 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid during the years ended December 31, 2006 and 2005.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $ 429,729,799
Capital loss carryforwards...........    (197,577,473)
Unrealized appreciation of
  investments........................      63,334,275
                                        -------------
Net assets...........................   $ 295,486,601
                                        =============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


ACCUMULATED NET              PAID-IN
INVESTMENT LOSS              CAPITAL
---------------             --------


    $18,499                 $(18,499)


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $15,275,982 was utilized in 2006. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $105,580,701 expires in 2009, $76,089,467 expires in 2010 and
$15,907,305 expires in 2011.

6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/06           12/31/05
                                 ----------         ----------


Shares sold:
  Standard Class..............    2,925,002          1,751,914
  Service Class...............      705,994            486,950
                                 ----------         ----------
                                  3,630,996          2,238,864
                                 ----------         ----------
Shares repurchased:
  Standard Class..............   (4,256,272)        (3,855,549)
  Service Class...............     (183,571)          (117,062)
                                 ----------         ----------
                                 (4,439,843)        (3,972,611)
                                 ----------         ----------
Net decrease..................     (808,847)        (1,733,747)
                                 ==========         ==========





7. MARKET RISK
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.


                            Aggressive Growth Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                            Aggressive Growth Fund-14

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Aggressive Growth Fund

We have audited the accompanying statement of net assets of the Aggressive Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                            Aggressive Growth Fund-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
OTHER FUND INFORMATION

PROXY RESULTS (UNAUDITED)
The Aggressive Growth Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger..............................      25,688,559     22,745,918      81.94%        6.60%       0.00%
  Nancy L. Frisby.................................      25,688,559     22,745,918      76.99%       11.55%       0.00%
  Gary D. Lemon...................................      25,688,559     22,745,918      82.31%        6.23%       0.00%
  Kenneth G. Stella...............................      25,688,559     22,745,918      81.88%        6.66%       0.00%
  David H. Windley................................      25,688,559     22,745,918      81.93%        6.61%       0.00%



----------

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, and the sub-advisory agreement with T. Rowe Price Associates, Inc. ("TRP"), for the Aggressive Growth Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC, Lincoln Life and the sub-adviser prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory and sub-advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC, Lincoln Life and the sub-adviser provided extensive information in response to this request. Among other information, Lincoln Life, DMC and the sub-adviser provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their respective Form ADVs, information about profitability and/or financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory and sub-advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement and sub-advisory agreement.

In considering approval of the renewal of the investment advisory agreement and sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory and sub-advisory agreements. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory and sub-advisory agreements.

ADVISORY AGREEMENT
The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered its response to a request for information from Lincoln Life, including compliance and oversight of the sub-adviser, DMC's criteria for review of a sub-adviser's performance and reviewed background information of the compliance staff. The Independent Trustees considered the delegation of day-to-day portfolio management responsibility to TRP. The Independent Trustees considered that the Fund has underperformed relative to the average of its Lipper performance peer group and a securities market index for a period of time and noted that DMC was engaged in ongoing discussions with TRP concerning the factors contributing to the comparative underperformance. The Independent Trustees concluded that the services provided by DMC were acceptable. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information for the Fund's Lipper expense peer group. The Board was provided information on the advisory fee DMC charges to other funds and its institutional account fee schedule. The Independent Trustees noted that the Fund's advisory fee was below the average of the Fund's Lipper expense peer group and concluded that the advisory fee was reasonable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule and the Fund's asset size, noted that the fee schedule contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

SUB-ADVISORY AGREEMENT
In considering the renewal of the sub-advisory agreement between DMC and TRP on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by TRP under the sub-advisory agreement. The Independent Trustees reviewed the services provided by TRP, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of TRP. They noted the Fund's relative underperformance and

                            Aggressive Growth Fund-16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
OTHER FUND INFORMATION (CONTINUED)



took into account the factors contributing to such underperformance, primarily that the investment strategy used by TRP had underperformed relative to comparable funds, and concluded that the services provided by TRP were acceptable as TRP was investing the Fund in accordance with its stated investment strategy. The Independent Trustees considered that the sub-advisory fee schedule was negotiated at arm's length between DMC and TRP, an unaffiliated third party, that DMC compensates TRP from its fees and that TRP was waiving a portion of its fee. The Independent Trustees considered the sub-advisory fee schedule and the fee rates charged to other registered funds managed by TRP and its standard advisory fee schedule for institutional accounts and concluded that the sub-advisory fee was reasonable.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory Corporation ("JPIA") and a sub-advisory agreement on behalf of the Fund with TRP (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval of the Proposed Advisory Agreement. A shareholder meeting to consider the approval of the Proposed Advisory Agreement is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the Jefferson-Pilot Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current advisory agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was competitive with the fees JPIA charges to comparable funds, and was below the average of the Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent Trustees also noted JPIA's agreement to waive a portion of its advisory fees as had DMC through at least April 30, 2008. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees

                            Aggressive Growth Fund-17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
OTHER FUND INFORMATION (CONTINUED)



considered the Fund's proposed advisory fee schedule, noted that it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, approved the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
On November 13, 2006, in conjunction with the Board's approval of the Proposed Advisory Agreement with JPIA, the Board also approved a new Sub-Advisory Agreement, on behalf of the Fund, between JPIA and TRP, the Fund's current sub-adviser. The Board considered that the sole difference between the Fund's current sub-advisory agreement and the new Sub-Advisory Agreement was a change to the investment adviser party to the agreement -- JPIA rather than DMC. The Board considered that it had approved the renewal of the current sub-advisory agreement at the August 2006 Board meeting. In addition to the materials provided by Funds Management in connection with the merger of the Lincoln and Jefferson-Pilot organizations, the Board considered the information provided in connection with the renewal of the sub-advisory agreement in August 2006. In approving the new Sub-Advisory Agreement, the Board, including all of the Independent Trustees, noted its considerations and conclusions at the August 2006 meeting.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                            Aggressive Growth Fund-18

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February  1998    Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May 2006
Fort Wayne, IN 46802
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly: Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                            Aggressive Growth Fund-19

                                                                       BOND FUND

                           [DELAWARE INVESTMENTS LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Bond Fund
                            Annual Report
                            December 31, 2006





                                                                       BOND FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND CREDIT QUALITY BREAKDOWN

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 4.71% (Standard Class shares, with distributions reinvested) for the fiscal year 2006, while its style specific benchmark index, the Lehman Brothers Aggregate Bond Index*, returned 3.78%.

Our research indicates that in 2006, the performance of fixed income markets was split between a poor first half and a strong second half of the year. In the first six months, 10-year Treasury yields moved 75 basis points higher as the Federal Reserve Committee (the "Fed") continued its steady hiking of overnight interest rates (4 consecutive 25 basis point moves) leaving the rate at 5.25% on June 30. The Fed remained vigilant on inflation which moved steadily higher and above the Committee's tolerance band during the first six months. However, in the back half of the year, with some measures of economic weakness (housing, automotive) beginning to surface, the market shifted gears from inflation fears to a growth slowdown. Amid this backdrop, the Fed refrained from raising rates at any of its last four meetings of the year. This pause spurred a rally in 10-year Treasury rates which fell 44 basis points in the second half, a drop in volatility and spread sector out-performance.

The Fund's performance exceeded that of its benchmark index for the year. In this environment, the spread sectors of the market--Mortgage-Backed Securities
(MBS), High Grade Credit, and High Yield--all performed well relative to Treasuries. The Fund's overweight position in each of the spread sectors was additive to return during the year. In addition, the Fund's lower quality bias (BBB-rated and High Yield) also contributed to relative return as BBB securities outperformed higher quality assets. Lastly, our security selection decisions also added to return as the Fund was able to largely miss the name-specific credit risks (major leveraging transactions). Our focus in capital securities all contributed positively to return as this segment of the market, which is largely isolated from leveraging transactions, performed very well. Our out-of-index position in Treasury Inflation Protected Securities (TIPS) had a neutral impact on the Fund's performance contributing positively in the first half and detracting from performance in the last six months.

In the near term (3-6 months), Delaware believes that the U.S. economy should continue to be healthier than the current negative market sentiment and reports of a slowing economy. Going forward, we expect to see continued gains for the equity indices, the spread sectors, and lower quality areas of the fixed income markets. We believe that inflationary pressures will persist into 2007 and the Fed will remain on hold longer than the market anticipates. In our opinion, both earnings and employment remain strong in the U.S. and pricing in all markets should remain at the higher end of the ranges.

Ryan K. Brist
Delaware Investments

The views expressed in this commentary are as of the date noted and are subject to change at any time.


Growth of $10,000 invested 12/31/96 through 12/31/06



(LINE GRAPH)

                                             BOND FUND
                                          STANDARD CLASS        LEHMAN BROTHERS        LEHMAN BROTHERS
                                              SHARES        GOVERNMENT/CREDIT INDEX     AGGREGATE BOND
                                          --------------    -----------------------    ---------------


12/31/96                                     10000.00               10000.00               10000.00
                                             10931.00               10976.00               10965.00
                                             11976.00               12015.00               11918.00
                                             11584.00               11758.00               11820.00
                                             12846.00               13151.00               13194.00
                                             14025.00               14269.00               14308.00
                                             15446.00               15844.00               15776.00
                                             16570.00               16583.00               16423.00
                                             17449.00               17279.00               17136.00
                                             17909.00               17688.00               17552.00
12/31/06                                     18753.00               18356.00               18313.00




This chart illustrates, hypothetically, that $10,000 was invested in the Bond Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $18,753. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. The same $10,000 investment would have grown to $18,313. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment              Ended
Standard Class Shares      12/31/06
-----------------------------------


One Year                     +4.71%
-----------------------------------
Five Years                   +5.99%
-----------------------------------
Ten Years                    +6.49%
-----------------------------------



The Service Class shares total return was 4.45% for the year ended 12/31/06 and its average annual total return was 3.71% for the period from 5/15/03 (commencement of operations) to 12/31/06.

* The Fund's benchmark index was changed from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index effective May 1, 2006 as it more closely reflects the Fund's investment objective. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Credit Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The Lehman Brothers Government/Credit Index measures performance of diversified, investment grade, bond issues.

The source of comparison data is the Federal Reserve statistical release.


                                   Bond Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,056.10       0.39%         $2.02
Service Class Shares    1,000.00     1,054.80       0.64%          3.31
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,023.24       0.39%         $1.99
Service Class Shares    1,000.00     1,021.98       0.64%          3.26
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                                   Bond Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND

SECTOR ALLOCATION AND CREDIT QUALITY BREAKDOWN
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

AGENCY ASSET-BACKED SECURITIES                 0.00%
------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                  2.71%
------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES             20.30%
------------------------------------------------------
AGENCY OBLIGATIONS                             0.34%
------------------------------------------------------
COLLATERALIZED DEBT OBLIGATIONS                0.04%
------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES          4.46%
------------------------------------------------------
CONVERTIBLE BONDS                              0.13%
------------------------------------------------------
CORPORATE BONDS                               35.05%
------------------------------------------------------
Banking                                        5.14%
Basic Industry                                 0.77%
Brokerage                                      1.50%
Capital Goods                                  0.77%
Communications                                 3.93%
Consumer Cyclical                              4.18%
Consumer Non-Cyclical                          1.60%
Electric                                       5.38%
Energy                                         0.78%
Finance                                        2.50%
Insurance                                      4.37%
Natural Gas                                    1.89%
Real Estate                                    0.38%
Technology                                     0.66%
Transportation                                 1.20%
------------------------------------------------------
FOREIGN AGENCIES                               0.45%
------------------------------------------------------
MUNICIPAL BONDS                                1.18%
------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES             4.96%
------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                 17.28%
------------------------------------------------------
U.S. TREASURY OBLIGATIONS                      9.97%
------------------------------------------------------
WARRANT                                        0.00%
------------------------------------------------------
COMMERCIAL PAPER                              19.98%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES             116.85%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                               (16.85%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------







CREDIT QUALITY BREAKDOWN (AS A % OF FIXED INCOME
INVESTMENTS)
--------------------------------------------------

AAA                                          42.71%
AA                                           16.17%
A                                            17.46%
BBB                                          19.82%
BB                                            2.10%
B                                             1.22%
CCC                                           0.52%
--------------------------------------------------
TOTAL                                       100.00%
--------------------------------------------------






                                   Bond Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)



     AGENCY ASSET-BACKED SECURITIES-0.00%
  -  Fannie Mae Grantor Trust
      Series 2004-T4 A3
      4.433% 8/25/24..................................   $     43,504  $     43,350
                                                                       ------------
     TOTAL AGENCY ASSET-BACKED SECURITIES
      (COST $43,493)..................................                       43,350
                                                                       ------------
     AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-2.71%
     Fannie Mae
      Series 2003-122 AJ
      4.50% 2/25/28...................................      1,534,854     1,496,794
      Series 2005-110 MB
      5.50% 9/25/35...................................      3,110,000     3,117,773
     Fannie Mae Grantor Trust
      Series 2001-T8 A2
      9.50% 7/25/41...................................        816,171       878,928
     Fannie Mae Whole Loan
      Series 2004-W9 2A1
      6.50% 2/25/44...................................      1,788,814     1,830,353
     Freddie Mac
      Series 2662 MA
      4.50% 10/15/31..................................      2,838,010     2,779,586
      Series 2872 GC
      5.00% 11/15/29..................................      3,005,000     2,940,115
      Series 2890 PC
      5.00% 7/15/30...................................      3,780,000     3,695,659
      Series 2915 KP
      5.00% 11/15/29..................................      2,920,000     2,857,419
      Series 3022 MB
      5.00% 12/15/28..................................      5,770,000     5,685,494
      Series 3063 PC
      5.00% 2/15/29...................................      3,900,000     3,839,638
     Freddie Mac Structured Pass Through Securities
      Series T-58 2A
      6.50% 9/25/43...................................      1,359,182     1,387,742
    -Series T-60 1A4C
      5.395% 3/25/44..................................      2,800,000     2,789,063
     Government National Mortgage Association
      Series 2002-61 BA
      4.648% 3/16/26..................................      1,259,962     1,245,266
      Series 2003-5 B
      4.486% 10/16/25.................................      3,580,000     3,513,459
                                                                       ------------
     TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
      (COST $38,500,813)..............................                   38,057,289
                                                                       ------------
     AGENCY MORTGAGE-BACKED SECURITIES-20.30%
     Fannie Mae
      6.50% 8/1/17....................................      1,313,431     1,336,894
     Fannie Mae Relocation 15 yr
      4.00% 9/1/20....................................      5,994,655     5,630,156
     Fannie Mae Relocation 30 yr
      4.00% 3/1/35....................................      2,955,809     2,712,244
      5.00% 1/1/34....................................      1,279,247     1,245,618
      5.00% 10/1/35...................................      3,445,035     3,351,213
      5.00% 2/1/36....................................      5,152,005     5,010,015
     Fannie Mae S.F. 15 yr TBA
      5.50% 1/1/22....................................      7,650,000     7,650,000
      6.00% 1/1/22....................................     28,950,000    29,357,095
     Fannie Mae S.F. 30 yr
      5.50% 3/1/29....................................      2,497,243     2,481,188
      5.50% 4/1/29....................................      4,300,557     4,272,908
      7.50% 4/1/32....................................         46,767        48,612
      7.50% 11/1/34...................................        236,612       245,170
     Fannie Mae S.F. 30 yr TBA
      5.00% 1/1/37....................................     43,235,000    41,748,797
      5.50% 1/1/37....................................    123,405,000   121,978,192
      6.00% 1/25/37...................................     27,025,000    27,210,797
      6.50% 1/1/37....................................     14,030,000    14,297,440
      7.00% 1/1/37....................................      4,065,000     4,172,975
  -  Freddie Mac ARM
      5.734% 4/1/34...................................      1,096,593     1,111,785
     Freddie Mac Balloon 7 yr 3.50% 10/1/10............       326,722       311,531
     Freddie Mac Relocation 30 yr
      5.00% 9/1/33....................................      2,825,097     2,757,657
     Freddie Mac S.F. 15 yr
      4.00% 2/1/14....................................      1,678,246     1,622,619
     Freddie Mac S.F. 30 yr TBA
      6.00% 1/1/37....................................      6,645,000     6,694,838
                                                                       ------------
     TOTAL AGENCY MORTGAGE-BACKED SECURITIES
      (COST $286,958,412)                                               285,247,744
                                                                       ------------
     AGENCY OBLIGATIONS-0.34%


  ++ Fannie Mae
      5.405% 10/9/19..................................      7,605,000     3,765,030
     Freddie Mac
      4.75% 1/19/16...................................        950,000       935,760
                                                                       ------------
     TOTAL AGENCY OBLIGATIONS
      (COST $4,727,328)...............................                    4,700,790
                                                                       ------------
@=#  COLLATERALIZED DEBT OBLIGATIONS-0.04%
     Alliance Capital Funding CBO
      Series 1 A3 144A
      5.84% 2/15/10...................................         66,046        66,046
     ML CBO 1999-PUTNUM-1 144A 7.515% 8/10/11..........        23,951        24,019
     Travelers Funding Limited CBO Series 1A A2 144A
      6.35% 2/18/14...................................        500,000       502,050
                                                                       ------------
     TOTAL COLLATERALIZED DEBT OBLIGATIONS
      (COST $591,055).................................                      592,115
                                                                       ------------

                                   Bond Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)

     COMMERCIAL MORTGAGE-BACKED SECURITIES-4.46%
     Bank of America Commercial Mortgage Securities
    -Series 2006-3 A4
      5.889% 7/10/44..................................   $  7,480,000  $  7,775,615
      Series 2006-4 A4
      5.634% 7/10/46..................................      2,525,000     2,577,516
  #  Bear Stearns Commercial Mortgage Securities
      Series 2004-ESA E 144A
      5.064% 5/14/16..................................      3,280,000     3,267,268
     Commercial Mortgage Pass Through Certificates
     #Series 2001-J1A A2 144A
      6.457% 2/14/34..................................      2,248,329     2,326,982
      Series 2006-C7 A2
      5.69% 6/10/46...................................      2,145,000     2,181,840
  #  Credit Suisse First Boston Mortgage Securities
      Series 2001-SPGA A2 144A 6.515% 8/13/18.........        712,000       749,711
  -  Credit Suisse Mortgage Capital Certificates Series
      2006-C1 AAB 5.556% 2/15/39......................      1,170,000     1,184,950
  #  Crown Castle Towers 144A
      Series 2005-1A C
      5.074% 6/15/35..................................      1,685,000     1,663,146
      Series 2006-1A B
      5.362% 11/15/36.................................      1,550,000     1,548,046
     DLJ Commercial Mortgage Series 1998-CF1 A3
      6.70% 2/18/31...................................        240,000       242,848
     General Electric Capital Commercial Mortgage
      Series 2002-1A A3
      6.269% 12/10/35.................................      1,605,000     1,676,875
     Goldman Sachs Mortgage Securities II
      Series 2006-GG8 A4
      5.56% 11/10/39..................................      3,770,000     3,829,146
   -#Series 2006-RR2 A1 144A
      5.694% 6/23/46..................................      2,685,000     2,712,804
   -#Series 2006-RR3 A1 144A
      5.659% 7/18/56..................................      4,320,000     4,387,651
     JPMorgan Chase Commercial Mortgage Securities
      Series 2002-C1 A3
      5.376% 7/12/37..................................      3,230,000     3,249,612
      Series 2003-C1 A2
      4.985% 1/12/37..................................      3,640,000     3,585,391
    -Series 2006-LDP7 AJ
      5.876% 4/15/45..................................      1,365,000     1,420,032
   -#Series 2006-RR1A A1 144A
      5.456% 10/18/52.................................      2,725,000     2,744,593
     Lehman Brothers-UBS Commercial Mortgage Trust
      Series 2002-C1 A4 6.462% 3/15/31................      3,305,000     3,481,025
  #  Merrill Lynch Mortgage Trust 144A
      Series 2002-MW1 J
      5.695% 7/12/34..................................        749,500       736,285
      Series 2005-GGP1 E
      4.33% 11/15/10..................................        625,000       619,094
      Series 2005-GGP1 F
      4.35% 11/15/10..................................        610,000       604,035
  #  Morgan Stanley Capital I Series 1999-FNV1 G 144A
      6.12% 3/15/31...................................      1,145,000     1,156,427
 -#  Morgan Stanley Dean Witter Capital I Series 2001-
      TOP1 E 144A
      7.313% 2/15/33..................................        595,000       630,649
 -#  STRIPs III Series 2003-1A AFIX 144A 3.308%
      3/24/18.........................................      2,746,564     2,652,472
  #  Tower 144A
      Series 2004-2A A
      4.232% 12/15/14.................................      2,590,000     2,520,974
      Series 2006-1 B
      5.588% 2/15/36..................................      1,195,000     1,201,701
      Series 2006-1 C
      5.707% 2/15/36..................................      1,900,000     1,912,024
                                                                       ------------
     TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
      (COST $62,535,075)..............................                   62,638,712
                                                                       ------------
     CONVERTIBLE BONDS-0.13%
     Ford Motor 4.25% 12/15/36 exercise price $9.20,
      expiration date 12/15/36........................      1,740,000     1,868,325
                                                                       ------------
     TOTAL CONVERTIBLE BONDS (COST $1,777,169)                            1,868,325
                                                                       ------------
     CORPORATE BONDS-35.05%
     BANKING-5.14%
     Citigroup
      6.125% 8/25/36..................................      1,610,000     1,682,332
     First Union Institutional Capital II
      7.85% 1/1/27....................................      4,195,000     4,364,826
 -#  Glitnir Banki HF 144A
      6.693% 6/15/16..................................      2,340,000     2,418,055
     HSBC Holdings
      6.50% 5/2/36....................................      2,530,000     2,730,958
     JPMorgan Chase Capital XX
      6.55% 9/29/36...................................      2,530,000     2,621,184
     Marshall & Ilsley
      3.95% 8/14/09...................................      5,325,000     5,155,074
  -  MUFG Capital Finance 1
      6.346% 7/29/49..................................      2,215,000     2,251,977
 -#  PNC Preferred Fund Funding Trust I 144A
      6.517% 12/31/49.................................      2,400,000     2,444,386
     Popular North America
      4.25% 4/1/08....................................      3,495,000     3,444,452
    -5.76% 4/6/09.....................................      2,000,000     2,006,754

                                   Bond Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)

     CORPORATE BONDS (CONTINUED)
     BANKING (CONTINUED)
     Popular North America Capital Trust I
      6.564% 9/15/34..................................   $  1,458,000  $  1,458,557
 -#  Rabobank Capital Funding II 144A
      5.26% 12/29/49..................................      2,130,000     2,086,024
  -  RBS Capital Trust I
      4.709% 12/29/49.................................      4,890,000     4,654,855
 -#  Resona Bank 144A
      5.85% 9/29/49...................................      4,390,000     4,294,206
 -#  Resona Preferred Global Securities Cayman 144A
      7.191% 12/29/49.................................      2,980,000     3,114,344
 -#  Shinsei Finance Cayman 144A
      6.418% 1/29/49..................................      1,565,000     1,565,922
 -#  SMFG Preferred Capital 144A
      6.078% 12/29/49.................................      1,925,000     1,902,805
     Sovereign Capital Trust VI
      7.908% 6/13/36..................................      2,840,000     3,199,842
 -#  Sumitomo Mitsui Banking 144A
      5.625% 7/29/49..................................      5,410,000     5,297,509
     Suntrust Capital II
      7.90% 6/15/27...................................      3,330,000     3,472,997
  -  UBS Preferred Funding Trust V
      6.243% 5/29/49..................................      2,930,000     3,039,342
 -#  Vneshtorgbank 144A
      5.97% 8/1/08....................................      1,655,000     1,657,896
  #  Wachovia Capital Trust I 144A
      7.64% 1/15/27...................................      3,880,000     4,031,145
  -  Wachovia Capital Trust III
      5.80% 8/29/49...................................      3,260,000     3,289,940
                                                                       ------------
                                                                         72,185,382
                                                                       ------------
     BASIC INDUSTRY-0.77%
     Lubrizol
      4.625% 10/1/09..................................      1,387,000     1,361,431
     Newmont Gold
      8.91% 1/5/09....................................        319,661       329,887
  #  Stora Enso Oyj 144A
      7.25% 4/15/36...................................      1,815,000     1,908,335
     Vale Overseas
      6.25% 1/23/17...................................      2,410,000     2,433,006
      6.875% 11/21/36.................................      2,440,000     2,514,775
     Valspar
      6.00% 5/1/07....................................         10,000        10,014
     Weyerhaeuser
      7.125% 7/15/23..................................      2,215,000     2,219,729
                                                                       ------------
                                                                         10,777,177
                                                                       ------------
     BROKERAGE-1.50%
  -  Ameriprise Financial
      7.518% 6/1/66...................................      8,045,000     8,849,886
     AMVESCAP
      4.50% 12/15/09..................................      1,145,000     1,117,014
     E Trade Financial
      8.00% 6/15/11...................................        865,000       908,250
     Goldman Sachs
      6.345% 2/15/34..................................      2,225,000     2,259,563
     LaBranche & Company
      9.50% 5/15/09...................................      1,385,000     1,461,175
     Merrill Lynch
      6.05% 5/16/16...................................      2,045,000     2,120,436
      6.22% 9/15/26...................................      1,070,000     1,105,748
     Nuveen Investments
      5.00% 9/15/10...................................      3,280,000     3,229,458
                                                                       ------------
                                                                         21,051,530
                                                                       ------------
     CAPITAL GOODS-0.77%
     Caterpillar
      6.05% 8/15/36...................................      1,670,000     1,724,988
     General Electric
      5.00% 2/1/13....................................      3,912,000     3,873,588
     Honeywell International
      5.70% 3/15/36...................................      1,635,000     1,631,380
  #  Siemens Finance 144A
      6.125% 8/17/26..................................      2,115,000     2,167,228
     United Technologies
      6.05% 6/1/36....................................      1,300,000     1,374,222
                                                                       ------------
                                                                         10,771,406
                                                                       ------------
     COMMUNICATIONS-3.93%
     AT&T
      7.30% 11/15/11..................................      2,785,000     3,018,347
      8.00% 11/15/31..................................      1,650,000     2,053,311
     BellSouth
      4.20% 9/15/09...................................      1,485,000     1,444,529
     British Telecommunications
      9.125% 12/15/30.................................      1,815,000     2,489,873
     Citizens Communications
      9.25% 5/15/11...................................      3,135,000     3,483,769
     Comcast
    -5.674% 7/14/09...................................      1,610,000     1,614,717
      6.45% 3/15/37...................................      1,330,000     1,335,131
      6.50% 11/15/35..................................      1,485,000     1,500,365
     Cox Communications
      4.625% 1/15/10..................................      1,835,000     1,797,401
     Embarq
      6.738% 6/1/13...................................      1,935,000     1,983,046
     GTE California
      7.65% 3/15/07...................................      5,110,000     5,128,371
     News America Holdings
      7.75% 12/1/45...................................      1,710,000     1,960,330
     Nextel Communications
      6.875% 10/31/13.................................      3,915,000     3,959,455
     Sprint Capital
      6.875% 11/15/28.................................        725,000       727,773

                                   Bond Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)

     CORPORATE BONDS (CONTINUED)
     COMMUNICATIONS (CONTINUED)
     Sprint Capital
      7.625% 1/30/11..................................   $  2,910,000  $  3,118,464
      8.75% 3/15/32...................................        825,000       995,789
     Telecom Italia Capital
      4.00% 1/15/10...................................        385,000       367,891
    -5.984% 7/18/11...................................      1,905,000     1,904,415
      7.20% 7/18/36...................................      4,430,000     4,642,600
     Telefonica Emisones
      5.984% 6/20/11..................................      1,345,000     1,370,443
      6.421% 6/20/16..................................      1,100,000     1,136,786
      7.045% 6/20/36..................................      1,060,000     1,129,511
     Time Warner
      5.50% 11/15/11..................................      1,900,000     1,897,137
     Time Warner Entertainment
      8.375% 3/15/23..................................        922,000     1,084,196
     Triton Communications
      8.50% 6/1/13....................................      1,685,000     1,621,813
     Viacom
      5.75% 4/30/11...................................      2,090,000     2,093,045
  #  Windstream 144A
      8.125% 8/1/13...................................        615,000       668,813
      8.625% 8/1/16...................................        675,000       742,500
                                                                       ------------
                                                                         55,269,821
                                                                       ------------
     CONSUMER CYCLICAL-4.18%
     Centex
      4.875% 8/15/08..................................      5,095,000     5,042,165
     Corrections Corporation of America
      7.50% 5/1/11....................................        767,000       793,845
  -  DaimlerChrysler Holdings
      5.82% 8/3/09....................................      3,560,000     3,568,313
     Ford Motor
      7.45% 7/16/31...................................      1,540,000     1,216,600
     Ford Motor Credit
      9.875% 8/10/11..................................      3,105,000     3,323,943
     Fortune Brands
      5.125% 1/15/11..................................      2,140,000     2,101,844
     General Motors
      8.375% 7/15/33..................................      2,685,000     2,497,050
     General Motors Acceptance Corporation
      6.875% 9/15/11..................................      9,355,000     9,604,955
      8.00% 11/1/31...................................      2,350,000     2,705,792
     Home Depot
      5.40% 3/1/16....................................        980,000       960,192
      5.875% 12/16/36.................................      5,240,000     5,160,022
     Lodgenet Entertainment
      9.50% 6/15/13...................................      1,675,000     1,813,188
     Mandalay Resort
      9.50% 8/1/08....................................        845,000       891,475
     May Department Stores
      3.95% 7/15/07...................................      3,977,000     3,938,833
     MGM MIRAGE
      9.75% 6/1/07....................................      1,995,000     2,029,913
     Neiman Marcus
      10.375% 10/15/15................................      1,950,000     2,179,125
     Penney (J.C.)
      7.625% 3/1/97...................................      6,560,000     6,717,394
      8.00% 3/1/10....................................      1,455,000     1,550,253
     Tandy
      6.95% 9/1/07....................................         55,000        55,293
     Visteon
      8.25% 8/1/10....................................      2,605,000     2,552,900
                                                                       ------------
                                                                         58,703,095
                                                                       ------------
     CONSUMER NON-CYCLICAL-1.60%
     AmerisourceBergen
      5.625% 9/15/12..................................         20,000        19,761
      5.875% 9/15/15..................................      4,260,000     4,186,630
     Baxter International
      5.196% 2/16/08..................................      1,835,000     1,830,873
     Boston Scientific
      6.40% 6/15/16...................................      2,280,000     2,311,320
     Kraft Foods
      6.50% 11/1/31...................................        135,000       145,936
     Kroger
      6.375% 3/1/08...................................      2,415,000     2,433,311
     Medco Health Solutions
      7.25% 8/15/13...................................      1,205,000     1,295,124
     Medtronic
      4.75% 9/15/15...................................      1,440,000     1,366,500
     Merck & Company
      5.75% 11/15/36..................................      3,555,000     3,529,255
     Schering-Plough
      6.75% 12/1/33...................................        273,000       297,058
     US Oncology
      9.00% 8/15/12...................................      1,605,000     1,701,300
     UST
      6.625% 7/15/12..................................        715,000       754,492
     Wyeth
      5.50% 2/1/14....................................      2,610,000     2,627,203
                                                                       ------------
                                                                         22,498,763
                                                                       ------------
     ELECTRIC-5.38%
  #  Abu Dhabi National Energy 144A
      5.875% 10/27/16.................................      2,370,000     2,391,216
      6.50% 10/27/36..................................      4,425,000     4,579,331
  -  Alabama Power Capital Trust IV
      4.75% 10/1/42...................................      4,775,000     4,750,762
     Ameren
      4.263% 5/15/07..................................      2,456,000     2,443,438

                                   Bond Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)

     CORPORATE BONDS (CONTINUED)
     ELECTRIC (CONTINUED)
     Avista
      7.75% 1/1/07....................................   $  2,872,000  $  2,872,000
      9.75% 6/1/08....................................      2,265,000     2,385,928
  -  Avista Capital Trust III
      6.50% 4/1/34....................................        990,000       989,935
  #  Caithness Coso Funding 144A
      5.489% 6/15/19..................................      2,002,906     1,969,504
     CC Fund Trust I
      6.90% 2/16/07...................................      2,011,000     2,013,496
     Commonwealth Edison
      5.95% 8/15/16...................................      4,435,000     4,491,963
     Consumers Energy
      6.00% 2/15/14...................................      3,965,000     4,060,671
     Dominion Resources
      5.687% 5/15/08..................................      2,995,000     3,000,310
     Duke Capital
      5.668% 8/15/14..................................      2,816,000     2,812,677
     FPL Group Capital
      5.625% 9/1/11...................................      2,480,000     2,509,720
    -6.35% 10/1/66....................................      3,295,000     3,346,455
  -  Nisource Finance
      5.94% 11/23/09..................................      1,945,000     1,947,118
     Oncor Electric Delivery
      7.00% 9/1/22....................................      2,580,000     2,781,921
     Pepco Holdings
      5.50% 8/15/07...................................      3,225,000     3,222,894
    -5.994% 6/1/10....................................      2,685,000     2,691,063
  #  Power Contract Financing 144A
      6.256% 2/1/10...................................      4,115,447     4,139,168
  -  Progress Energy
      5.81% 1/15/10...................................      3,170,000     3,183,818
     PSEG Funding Trust I
      5.381% 11/16/07.................................      5,800,000     5,789,055
     Puget Sound Energy
      5.483% 6/1/35...................................      1,585,000     1,449,693
     Southern Capital Funding
      5.30% 2/1/07....................................      1,621,000     1,620,371
     Southwestern Public Service
      6.00% 10/1/36...................................      3,025,000     3,003,910
     TECO Energy
      7.20% 5/1/11....................................        210,000       223,650
     Xcel Energy
      6.50% 7/1/36....................................        925,000       980,603
                                                                       ------------
                                                                         75,650,670
                                                                       ------------

     ENERGY-0.78%
     Anadarko Petroleum
      5.95% 9/15/16...................................      1,480,000     1,485,806
  #  Canadian Oil Sands 144A
      4.80% 8/10/09...................................      2,745,000     2,694,657
     Kerr-McGee
      7.125% 10/15/27.................................      1,540,000     1,655,095
     Nexen
      5.875% 3/10/35..................................        715,000       671,515
  #  Ras Laffan LNG III 144A
      5.832% 9/30/16..................................      2,615,000     2,627,518
  #  TNK-BP Finance 144A
      7.50% 7/18/16...................................      1,765,000     1,881,931
                                                                       ------------
                                                                         11,016,522
                                                                       ------------
     FINANCE-2.50%
  -  American Express
      6.80% 9/1/66....................................      1,755,000     1,874,754
     American General Finance
      4.875% 7/15/12..................................      2,400,000     2,344,315
 -#  C10 Capital SPV 144A
      6.722% 12/31/49.................................      1,700,000     1,694,832
     HSBC Finance
      4.625% 9/15/10..................................      2,810,000     2,751,263
     International Lease Finance
      4.625% 6/2/08...................................        315,000       311,421
 -#  Mizuho JGB Investment Preferred 144A
      9.87% 12/29/49..................................      3,130,000     3,318,057
     Residential Capital
    -5.85% 6/9/08.....................................      2,655,000     2,650,502
      6.00% 2/22/11...................................      2,040,000     2,037,980
      6.125% 11/21/08.................................      2,400,000     2,412,948
      6.375% 6/30/10..................................      1,901,000     1,924,612
      6.50% 4/17/13...................................      4,350,000     4,414,081
      6.675% 11/21/08.................................      1,305,000     1,321,985
      6.875% 6/30/15..................................      4,145,000     4,303,952
 -#  Residential Capital 144A
      7.204% 4/17/09..................................      3,720,000     3,740,549
                                                                       ------------
                                                                         35,101,251
                                                                       ------------
     INSURANCE-4.37%
  #  Farmers Exchange Capital 144A
      7.05% 7/15/28...................................      1,665,000     1,742,369
  #  Farmers Insurance Exchange 144A
      6.00% 8/1/14....................................      2,205,000     2,183,254
      8.625% 5/1/24...................................      7,545,000     9,071,813
 -#  Financial Security Assurance Holdings
      144A 6.40% 12/15/66.............................      1,510,000     1,522,012
 -#  Great West Life & Annuity Insurance
      144A 7.153% 5/16/46.............................      1,760,000     1,868,244
  #  Liberty Mutual 144A
      6.70% 8/15/16...................................      1,745,000     1,844,207
     Marsh & McLennan
      5.15% 9/15/10...................................      3,600,000     3,539,794
     MetLife
      5.00% 6/15/15...................................      1,245,000     1,209,549
    -6.40% 12/15/66...................................      2,930,000     2,953,308
     Montpelier Re Holdings
      6.125% 8/15/13..................................      1,675,000     1,634,028

                                   Bond Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)

     CORPORATE BONDS (CONTINUED)
     INSURANCE (CONTINUED)
  #  Mutual of Omaha 144A
      6.80% 6/15/36...................................   $  1,585,000  $  1,714,038
  #  Nationwide Mutual Insurance 144A
      7.875% 4/1/33...................................      2,655,000     3,158,938
 -#  North Front Pass Through Trust 144A
      5.81% 12/15/24..................................      5,270,000     5,196,462
     PMI Group
      5.568% 11/15/08.................................      3,180,000     3,178,334
     Safeco Capital Trust I
      8.072% 7/15/37..................................      4,240,000     4,438,220
     St. Paul Travelers
      5.01% 8/16/07...................................      1,685,000     1,678,804
 -#  Twin Reefs Pass Through Trust 144A
      6.35% 12/31/49..................................      5,200,000     5,209,890
     WellPoint
      4.25% 12/15/09..................................      1,375,000     1,337,465
      5.85% 1/15/36...................................      1,610,000     1,569,389
     Willis Group
      5.125% 7/15/10..................................      1,540,000     1,502,581
      5.625% 7/15/15..................................      1,220,000     1,169,751
 -#  ZFS Finance USA Trust I 144A
      6.45% 12/15/65..................................      3,640,000     3,719,010
                                                                       ------------
                                                                         61,441,460
                                                                       ------------
     NATURAL GAS-1.89%
     Atmos Energy
      4.00% 10/15/09..................................      2,715,000     2,613,519
     Boardwalk Pipelines
      5.875% 11/15/16.................................      2,770,000     2,747,366
     Enterprise Products Operating
      4.00% 10/15/07..................................      2,510,000     2,479,762
      4.625% 10/15/09.................................      2,295,000     2,248,444
    #Nakilat 144A
      6.067% 12/31/33.................................      1,490,000     1,483,608
     Oneok
      5.51% 2/16/08...................................      2,230,000     2,229,014
  -  Sempra Energy
      5.845% 5/21/08..................................      2,815,000     2,816,227
     Southern Union
      6.15% 8/16/08...................................      4,935,000     4,957,178
     Valero Logistics Operations
      6.05% 3/15/13...................................      4,960,000     5,002,954
                                                                       ------------
                                                                         26,578,072
                                                                       ------------
     REAL ESTATE-0.38%
     Developers Diversified Realty
      4.625% 8/1/10...................................      2,995,000     2,918,196
      5.375% 10/15/12.................................        480,000       475,977
     HRPT Properties Trust
      5.75% 2/15/14...................................      1,905,000     1,909,008
                                                                       ------------
                                                                          5,303,181
                                                                       ------------
     TECHNOLOGY-0.66%
  #  Freescale Semiconductor 144A
      9.125% 12/15/14.................................        540,000       539,325
      10.125% 12/15/16................................        865,000       870,406
     Motorola
      4.608% 11/16/07.................................      5,760,000     5,722,647
     SunGard Data Systems
      10.25% 8/15/15..................................      2,046,000     2,194,335
                                                                       ------------
                                                                          9,326,713
                                                                       ------------
     TRANSPORTATION-1.20%
     American Airlines
      3.857% 7/9/10...................................      3,741,505     3,631,131
      6.817% 5/23/11..................................      3,195,000     3,245,928
     Continental Airlines
      6.503% 6/15/11..................................      4,275,000     4,403,250
  #  Erac USA Finance 144A
      7.35% 6/15/08...................................      5,415,000     5,552,433
                                                                       ------------
                                                                         16,832,742
                                                                       ------------
     TOTAL CORPORATE BONDS
      (COST $484,434,566).............................                  492,507,785
                                                                       ------------
     FOREIGN AGENCIES-0.45%
     Pemex Project Funding Master Trust
      6.125% 8/15/08..................................      3,457,000     3,493,299
      6.625% 6/15/35..................................      2,725,000     2,791,081
                                                                       ------------
     TOTAL FOREIGN AGENCIES
      (COST $5,991,522)                                                   6,284,380
                                                                       ------------
     MUNICIPAL BONDS-1.18%
     California State
      5.00% 2/1/33....................................          5,000         5,223
     California State University Systemwide Revenue
      5.00% 11/1/30 (AMBAC)...........................      2,090,000     2,220,855
     Illinois State Taxable Pension
      5.10% 6/1/33....................................      2,845,000     2,728,952
     Massachusetts Health & Education Facilities
      Authority Revenue Series A
      5.00% 7/15/36...................................      1,200,000     1,278,504
     Mississippi Single Family Mortgage Revenue Series
      G
      6.93% 11/1/23 (GNMA) (FNMA).....................         68,148        68,835
     New Jersey Economic Development Authority Revenue
      Cigarette Tax
      5.75% 6/15/29...................................      2,060,000     2,230,856
     New York State Urban Development Series A-1 5.25%
      3/15/34 (FGIC)..................................      2,185,000     2,349,115
     Oregon State Taxable Pension
      5.892% 6/1/27...................................      2,915,000     3,057,689
     Sales Tax Asset Receivables Series B
      4.66% 10/15/14 (FGIC)...........................        400,000       386,648
     West Virginia Economic Development Authority 5.37%
      7/1/20 (MBIA)...................................        690,000       688,096

                                   Bond Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)

     MUNICIPAL BONDS (CONTINUED)
     Wisconsin State General Taxable Revenue Series A
      5.70% 5/1/26 (FSA)..............................   $  1,455,000  $  1,508,646
                                                                       ------------
     TOTAL MUNICIPAL BONDS
      (COST $16,031,178)..............................                   16,523,419
                                                                       ------------
     NON-AGENCY ASSET-BACKED SECURITIES-4.96%
  #  Cendant Timeshare Receivables Funding 2004-1A A1
      144A
      3.67% 5/20/16...................................        490,812       478,252
     Countrywide Asset-Backed Certificates
     #Series 2004-BC1N 144A
      5.50% 4/25/35...................................        117,478       117,549
    -Series 2006-11 1AF3
      6.05% 9/25/46...................................      3,843,000     3,881,428
    -Series 2006-15 A3
      5.689% 10/25/46.................................      3,215,000     3,222,773
      Series 2006-S2 A2
      5.627% 7/25/27..................................      3,540,000     3,537,378
      Series 2006-S3 A2
      6.085% 6/25/21..................................      3,680,000     3,713,008
    -Series 2006-S6 A2
      5.519% 3/25/34..................................      3,990,000     3,978,119
    -Series 2006-S7 A3
      5.712% 11/25/35.................................      7,680,000     7,661,664
    -Series 2006-S9 A3
      5.728% 8/25/36..................................      4,835,000     4,805,385
  #  Credit-Based Asset Servicing and Securitization
      Series 2006-SL1 A2 144A
      5.556% 9/25/36..................................      3,641,000     3,637,451
  #  Dunkin Securitization
      Series 2006-1 A2 144A
      5.779% 6/20/31..................................      4,216,000     4,272,625
  -  General Motors Acceptance Corporation Mortgage
      Loan Trust
      Series 2006-HE3 A2
      5.75% 10/25/36..................................      1,445,000     1,444,586
     GSAMP Trust
      Series 2006-S3 A1
      6.085% 5/25/36..................................      3,435,702     3,428,293
 -#  MASTR Specialized Loan Trust
      Series 2005-2 A2 144A
      5.006% 7/25/35..................................      2,125,252     2,085,404
  -  Merrill Lynch Mortgage Investors
      Series 2005-NCB A1A
      5.451% 7/25/36..................................        489,463       487,426
     Mid-State Trust
      Series 11 A1
      4.864% 7/15/38..................................        852,492       820,002
      Series 2004-1 A
      6.005% 8/15/37..................................        535,955       544,261
      Series 2005-1 A
      5.745% 1/15/40..................................        552,566       551,876
    #Series 2006-1 A 144A
      5.787% 10/15/40.................................      2,022,191     2,022,823
     Renaissance Home Equity Loan Trust
      Series 2004-4 AF2
      3.856% 2/25/35..................................          2,041         2,033
      Series 2005-4 A2
      5.399% 2/25/36..................................      1,820,000     1,811,299
      Series 2005-4 A3
      5.565% 2/25/36..................................      1,190,000     1,187,374
      Series 2006-1 AF3
      5.608% 5/25/36..................................      1,435,000     1,434,041
      Series 2006-2 AF3
      5.797% 8/25/36..................................      1,300,000     1,306,504
     Residential Funding Mortgage Securities II
      Series 2006-HI2 A3
      5.79% 2/25/36...................................      3,420,000     3,433,823
  #  Sail Net Interest Margin Series 2003-10A A
      144A 7.50% 10/27/33.............................         65,901         6,034
  #  Sharp Net Interest Margin Trust
      Series 2004-2N Note 144A
      7.00% 1/25/34...................................        146,196       102,337
  #  Sierra Receivables Funding 144A
      Series 2003-1A A
      3.09% 1/15/14...................................        415,096       410,744
      Series 2003-2A A1
      3.03% 12/15/15..................................        549,472       537,761
     Structured Asset Securities
      Series 2001-SB1 A2
      3.375% 8/25/31..................................      1,812,627     1,628,524
      Series 2005-2XS 1A2A
      4.51% 2/25/35...................................      7,290,000     7,153,621
                                                                       ------------
     TOTAL NON-AGENCY ASSET-BACKED SECURITIES
      (COST $69,938,424)..............................                   69,704,398
                                                                       ------------
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-17.28%
     Bank of America Alternative Loan Trust
      Series 2003-10 2A1
      6.00% 12/25/33..................................      2,289,517     2,294,527
      Series 2004-2 1A1
      6.00% 3/25/34...................................      2,177,940     2,182,705
      Series 2004-10 1CB1
      6.00% 11/25/34..................................      1,135,463     1,140,326
      Series 2004-11 1CB1
      6.00% 12/25/34..................................      3,901,562     3,918,387
      Series 2005-9 5A1
      5.50% 10/25/20..................................      3,317,745     3,299,082

                                  Bond Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)

     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
     Bank of America Funding Securities
      Series 2005-8 1A1
      5.50% 1/25/36...................................   $  2,015,339  $  1,973,143
    -Series 2006-F 1A2
      5.172% 7/20/36..................................      4,068,821     4,038,868
     Bank of America Mortgage Securities
    -Series 2003-D 1A2
      6.114% 5/25/33..................................         51,540        51,939
    -Series 2004-L 4A1
      5.164% 1/25/35..................................      2,253,508     2,215,749
      Series 2005-9 2A1
      4.75% 10/25/20..................................      6,243,168     6,109,092
    -Bear Stearns Alternative A Trust
      Series 2006-3 33A1
      6.184% 5/25/36..................................      3,483,831     3,523,992
      Series 2006-3 34A1
      6.186% 5/25/36..................................      5,285,501     5,346,330
      Series 2006-4 23A5
      6.239% 8/25/36..................................      3,943,910     3,998,012
      Bear Stearns Asset Backed Securities
      Series 2005-AC8 A5
      5.50% 11/25/35..................................      4,556,170     4,545,303
      Chase Mortgage Finance Series 2003-S8 A2
      5.00% 9/25/18...................................      2,916,517     2,870,990
     Countrywide Alternative Loan Trust
      Series 2004-28CB 6A1
      6.00% 1/25/35...................................      1,585,085     1,587,562
    -Series 2004-J7 1A2
      4.673% 8/25/34..................................      1,111,092     1,102,205
      Series 2004-J8 1A1
      7.00% 9/25/34...................................      1,876,034     1,912,968
      Series 2005-57CB 4A3
      5.50% 12/25/35..................................      4,290,033     4,276,987
    -Series 2005-63 3A1
      5.895% 11/25/35.................................      4,446,740     4,447,851
      Series 2005-85CB 2A2
      5.50% 2/25/36...................................      5,203,730     5,201,474
      Series 2006-2CB A3
      5.50% 3/25/36...................................      4,717,718     4,725,878
      Series 2006-33CB M
      6.00% 11/25/36..................................      1,343,125     1,327,897
     Countrywide Home Loan Mortgage
      Pass Through Trust
      Series 2005-23 A1
      5.50% 11/25/35..................................     10,073,353     9,862,443
      Series 2006-1 A2
      6.00% 3/25/36...................................      3,345,490     3,345,863
     Countrywide Home Loan Mortgage
      Pass Through Trust
    -Series 2006-HYB3 3A1A
      6.113% 5/20/36..................................      4,337,637     4,380,705
     Credit Suisse First Boston Mortgage Securities
      Series 2004-1 3A1
      7.00% 2/25/34...................................        354,740       361,391
     First Horizon Asset Securities
      Series 2003-5 1A17
      8.00% 7/25/33...................................        741,652       784,252
    -Series 2004-AR5 4A1
      5.682% 10/25/34.................................      1,728,141     1,718,924
  -  General Motors Acceptance Corporation Mortgage
      Loan Trust
      Series 2005-AR2 4A
      5.191% 5/25/35..................................      4,236,263     4,155,882
  #  GSMPS Mortgage Loan Trust 144A
      Series 1998-3 A
      7.75% 9/19/27...................................        639,953       670,940
      Series 1999-3 A
      8.00% 8/19/29...................................      1,186,576     1,251,065
      Series 2005-RP1 1A3
      8.00% 1/25/35...................................      2,880,584     3,048,658
      Series 2005-RP1 1A4
      8.50% 1/25/35...................................      2,558,614     2,732,082
      Series 2006-RR1 1A3
      8.00% 1/25/36...................................      1,503,166     1,589,237
  -  JPMorgan Mortgage Trust
      Series 2005-A4 1A1
      5.406% 7/25/35..................................      2,504,693     2,472,621
      Series 2005-A6 1A2
      5.152% 9/25/35..................................      4,865,000     4,873,616
      Series 2006-A2 3A3
      5.684% 4/25/36..................................      3,729,000     3,741,576
     Lehman Mortgage Trust
      Series 2005-2 2A3
      5.50% 12/25/35..................................      3,333,993     3,331,603
  -  MASTR Adjustable Rate Mortgages Trust
      Series 2003-6 1A2
      5.874% 12/25/33.................................      1,168,122     1,182,572
      Series 2005-6 7A1
      5.375% 6/25/35..................................      1,575,705     1,553,614
     MASTR Alternative Loans Trust
      Series 2003-2 6A1
      6.00% 3/25/33...................................        323,348       322,553
      Series 2003-6 3A1
      8.00% 9/25/33...................................        394,936       404,464
      Series 2003-9 1A1
      5.50% 12/25/18..................................      2,158,796     2,148,002

                                  Bond Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)

     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
  #  MASTR Reperforming Loan Trust 144A
      Series 2005-1 1A5
      8.00% 8/25/34...................................   $  2,501,200  $  2,640,613
      Series 2005-2 1A4
      8.00% 5/25/35...................................      3,066,995     3,232,805
     Nomura Asset Acceptance
      Series 2005-WF1 2A2
      4.786% 3/25/35..................................      4,685,000     4,612,458
    -Series 2006-AF1 1A2
      6.159% 5/25/36..................................        105,000       106,013
     Residential Accredit Loans
      Series 2005-QS9 A6
      5.50% 6/25/35...................................      1,240,000     1,201,253
     Residential Asset Mortgage Products
      Series 2004-SL4 A3
      6.50% 7/25/32...................................      1,649,390     1,676,577
  -  Residential Funding Mortgage Security I
      Series 2006-SA3 3A1
      6.06% 9/25/36...................................      4,388,036     4,419,389
      Series 2006-SA4 2A1
      6.149% 11/25/36.................................      2,883,903     2,920,853
  -  Structured Adjustable Rate Mortgage Loan Trust
      Series 2004-18 5A
      5.50% 12/25/34..................................      1,921,728     1,901,310
      Series 2005-22 4A2
      5.379% 12/25/35.................................        213,253       210,518
      Series 2006-5 5A4
      5.575% 6/25/36..................................        891,234       880,098
  -  Structured Asset Securities
      Series 2002-22H 1A
      6.96% 11/25/32..................................        389,860       396,552
      Series 2005-6 B2
      5.344% 5/25/35..................................        827,884       784,945
     Washington Mutual
      Series 2003-S10 A2
      5.00% 10/25/18..................................      4,195,974     4,128,771
      Series 2004-CB3 4A
      6.00% 10/25/19..................................      2,783,295     2,810,342
    -Series 2006-AR8 1A5
      5.92% 8/25/46...................................        906,402       912,964
      Series 2006-AR8 2A3
      6.163% 8/25/36..................................        618,347       624,601
    -Series 2006-AR10 1A1
      5.967% 9/25/36..................................      4,577,809     4,617,209
    -Series 2006-AR14 1A4
      5.666% 11/25/36.................................      4,512,147     4,519,741
     Washington Mutual Alternative Mortgage Pass
      Through Certificates
      Series 2005-6 3CB
      5.50% 8/25/35...................................      4,504,777     4,413,273
     Washington Mutual Alternative Mortgage Pass
      Through Certificate
      Series 2005-9 3CB
      5.50% 10/25/20..................................      2,660,629     2,649,288
      Series 2006-2 2CB
      6.50% 3/25/36...................................      3,033,032     3,071,894
      Series 2006-5 2CB3
      6.00% 7/25/36...................................      4,267,739     4,312,480
      Series 2006-5 LB1
      6.00% 7/25/36...................................      1,990,576     1,975,047
    -Series 2006-AR5 3A
      5.767% 7/25/46..................................      3,123,691     3,131,622
     Wells Fargo Mortgage Backed Securities Trust
    -Series 2004-T A1 4.382% 9/25/34..................      2,159,130     2,160,776
      Series 2005-14 2A1
      5.50% 12/25/35..................................      6,177,236     6,047,901
      Series 2005-17 1A1
      5.50% 1/25/36...................................      9,952,460     9,744,081
      Series 2006-7 2A1
      6.00% 6/25/36...................................      7,489,162     7,456,397
    -Series 2006-AR4 1A1
      5.865% 4/25/36..................................      2,220,013     2,217,904
    -Series 2006-AR4 2A1
      5.787% 4/25/36..................................      9,089,311     9,044,046
    -Series 2006-AR10 5A1
      5.605% 7/25/36..................................      4,124,049     4,128,045
    -Series 2006-AR11 A7
      5.537% 8/25/36..................................      4,853,582     4,831,625
    -Series 2006-AR12 1A2
      6.045% 9/25/36..................................      2,596,755     2,612,299
    -Series 2006-AR12 2A2
      6.115% 9/25/36..................................      2,092,933     2,109,052
    -Series 2006-AR19 A1
      5.686% 12/25/36.................................      4,344,411     4,321,994
                                                                       ------------
     TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
      OBLIGATIONS
      (COST $241,971,376).............................                  242,848,066
                                                                       ------------
     U.S. TREASURY OBLIGATIONS-9.97%
     U.S. Treasury Bonds
      4.50% 2/15/36...................................      3,265,000     3,105,835
     U.S. Treasury Inflation Index Bonds
      2.00% 1/15/26...................................      4,194,795     3,946,388
     U.S. Treasury Inflation Index Notes
      2.50% 7/15/16...................................     26,454,647    26,663,401
      3.00% 7/15/12...................................     12,387,450    12,751,826
     U.S. Treasury Notes
      4.50% 11/30/11..................................      1,955,000     1,938,201
      4.625% 11/30/08.................................     10,000,000     9,966,800

                                  Bond Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL      MARKET
                                                            AMOUNT         VALUE
                                                           (U.S. $)      (U.S. $)

     U.S. TREASURY OBLIGATIONS (CONTINUED)
      4.625% 10/31/11.................................   $ 21,735,000  $ 21,662,840
      4.625% 11/15/16.................................     10,585,000    10,518,854
    4.875% 10/31/08...................................     42,595,000    42,628,309
 ++ U.S. Treasury Strip
      4.293% 11/15/13.................................      9,530,000     6,934,647
                                                                       ------------
     TOTAL U.S. TREASURY OBLIGATIONS
      (COST $141,230,629).............................                  140,117,101
                                                                       ------------


                                                           NUMBER OF
                                                            SHARES

     WARRANT-0.00%
 +#  Solutia 144A, exercise price $7.59, expiration
      date 7/15/09....................................          4,350             0
                                                                       ------------
     TOTAL WARRANT
      (COST $370,046).................................                            0
                                                                       ------------


                                                           PRINCIPAL
                                                            AMOUNT
                                                            (U.S.$)

 =/  COMMERCIAL PAPER-19.98%
     Anheuser Busch
      5.241% 1/2/07...................................   $ 34,245,000    34,240,015
     Bank of America
      5.318% 4/3/07...................................     20,000,000    19,734,584
     Barton Capital
      5.31% 1/11/07...................................     10,543,000    10,527,596
     Beta Finance
      5.326% 2/15/07..................................     20,000,000    19,868,625
     Cargill Asia Pacific Treasury
      5.323% 1/4/07...................................     22,000,000    21,990,247
     HSBC
      5.299% 2/6/07...................................     20,000,000    19,895,900
     Ing Funding
      5.308% 1/16/07..................................     25,000,000    24,945,469
     Metlife
      5.304% 1/2/07...................................     30,000,000    29,995,583
     Sanpaolo IMI
      5.322% 1/30/07..................................     10,000,000     9,957,708
     Sigma Finance
      5.325% 2/13/07..................................     15,000,000    14,906,296
     Starbird Funding
      5.313% 1/2/07...................................     25,000,000    24,996,313
      5.333% 1/19/07..................................     10,000,000     9,973,750
     Surrey Funding
      5.325% 1/30/07..................................     25,000,000    24,894,472
     Svenska Handelsbanken
      5.306% 2/28/07..................................     15,000,000    14,875,503
                                                                       ------------
     TOTAL COMMERCIAL PAPER
      (COST $280,802,061).............................                  280,802,061
                                                                       ------------








TOTAL MARKET VALUE OF SECURITIES-116.85% (COST $1,635,903,147)...............    1,641,935,535

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(16.85%).....................     (236,722,359)
                                                                                --------------
NET ASSETS APPLICABLE TO 111,172,334 SHARES OUTSTANDING-100.00%..............   $1,405,213,176
                                                                                ==============
NET ASSET VALUE-BOND FUND STANDARD CLASS ($943,819,069 / 74,668,349 SHARES)..          $12.640
                                                                                       =======
NET ASSET VALUE-BOND FUND SERVICE CLASS ($461,394,107 / 36,503,985 SHARES)...          $12.640
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)...............   $1,402,592,114
Undistributed net investment income..........................................        7,223,893
Accumulated net realized loss on investments.................................       (9,615,638)
Net unrealized appreciation of investments...................................        5,012,807
                                                                                --------------
Total net assets.............................................................   $1,405,213,176
                                                                                ==============




----------

- Variable rate security. The rate shown is the rate as of December 31, 2006. ++Zero coupon security. The rate shown is the yield at the time of purchase. + Non-income producing security for the year ended December 31, 2006.

Of this amount, $273,095,444 represents payable for securities purchased as of December 31, 2006.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At December 31, 2006, the aggregate amount of fair valued securities equaled $592,115, which represented 0.04% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."
@Illiquid security. At December 31, 2006, the aggregate amount of illiquid securities equaled $592,115, which represented 0.04% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $169,874,297, which represented 12.09% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."
=/The interest rate shown is the effective yield as of the time of purchase. Fully or partially pledged as collateral for financial futures contracts.
Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

                                  Bond Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

SUMMARY OF ABBREVIATIONS:
AMBAC-Insured by the AMBAC Assurance Corporation
ARM-Adjustable Rate Mortgage
CBO-Collateralized Bond Obligation
FGIC-Insured by the Financial Guaranty Insurance Company
FNMA-Insured by Federal National Mortgage Association
FSA-Insured by Financial Security Assurance
GNMA-Insured by the Government National Mortgage Association
MBIA-Insured by the Municipal Bond Insurance Association
S.F.-Single Family
TBA-To Be Announced
yr-Year

The following futures contracts were outstanding at December 31, 2006:

FUTURES CONTRACTS(1)


                                                                                                       UNREALIZED
           CONTRACTS                      NOTIONAL            NOTIONAL                                APPRECIATION
         TO BUY (SELL)                COST (PROCEEDS)           VALUE          EXPIRATION DATE       (DEPRECIATION)
-------------------------------       ---------------       ------------       ---------------       --------------


39 U.S. Treasury 5 year Notes           $  4,131,699        $  4,097,438           3/31/07             $   (34,261)
955 U.S. Treasury 10 year Notes          103,782,116         102,632,656           3/31/07              (1,149,460)
(94) U.S. Treasury long Bond             (10,639,265)        (10,475,125)          3/31/07                 164,140
                                                                                                       -----------
                                                                                                       $(1,019,581)
                                                                                                       ===========



The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1)See Note 7 in "Notes to Financial Statements."

                             See accompanying notes



                                  Bond Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006






INVESTMENT INCOME:
Interest.............................   $69,833,901
                                        -----------
EXPENSES:
Management fees......................     4,524,648
Distribution expenses - Service
       Class........................        994,401
Accounting and administration
       expenses.....................        531,969
Reports and statements to
       shareholders.................        120,901
Custodian fees.......................        49,926
Professional fees....................        35,116
Trustees' fees.......................         8,000
Other................................        26,322
                                        -----------
                                          6,291,283
Less expense paid indirectly.........       (48,498)
                                        -----------
Total operating expenses.............     6,242,785
                                        -----------
NET INVESTMENT INCOME                    63,591,116
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
 Investments........................     (5,316,019)
 Futures contracts..................      1,950,944
                                        -----------
Net realized loss....................    (3,365,075)
Net change in unrealized
 appreciation/depreciation of
 investments........................      1,303,691
                                        -----------
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS........................     (2,061,384)
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $61,529,732
                                        ===========




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                         YEAR ENDED
                                 12/31/06         12/31/05
                              --------------   --------------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income......   $   63,591,116   $   46,908,648
Net realized loss on
 investments..............        (3,365,075)      (3,158,763)
Net change in unrealized
 appreciation/depreciation
 of investments...........         1,303,691      (13,916,825)
                              --------------   --------------
Net increase in net assets
 resulting from
 operations...............        61,529,732       29,833,060
                              --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class...........       (40,802,119)     (38,292,596)
 Service Class............       (18,285,883)     (12,644,304)
Net realized gain on
 investments:
 Standard Class...........                --       (9,047,025)
 Service Class............                --       (2,656,439)
                              --------------   --------------
                                 (59,088,002)     (62,640,364)
                              --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...........       129,055,786      134,891,560
 Service Class............       167,854,046      169,031,206
Net asset value of shares
 issued upon reinvestment
 of dividends and
 distributions:
 Standard Class...........        40,802,119       47,339,621
 Service Class............        18,285,883       15,300,743
                              --------------   --------------
                                 355,997,834      366,563,130
                              --------------   --------------
Cost of shares repurchased:
Standard Class.............     (149,622,433)    (134,780,137)
Service Class..............      (70,704,661)     (31,423,764)
                              --------------   --------------
                                (220,327,094)    (166,203,901)
                              --------------   --------------
Increase in net assets
 derived from capital
 share transactions.......       135,670,740      200,359,229
                              --------------   --------------
NET INCREASE IN NET ASSETS       138,112,470      167,551,925
NET ASSETS:
Beginning of year..........    1,267,100,706    1,099,548,781
                              --------------   --------------
End of year (including
 undistributed net
 investment income of
 $7,223,893 and
 $2,175,399,
 respectively)............    $1,405,213,176   $1,267,100,706
                              ==============   ==============




                             See accompanying notes



                                  Bond Fund-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                           BOND FUND STANDARD CLASS
                                                                                  YEAR ENDED
                                               12/31/06         12/31/05         12/31/04         12/31/03(1)         12/31/02
                                               -------------------------------------------------------------------------------


Net asset value, beginning of period........   $ 12.620         $ 12.966         $ 13.223           $ 12.989          $ 12.382

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)....................      0.619            0.520            0.566              0.549             0.675
Net realized and unrealized gain (loss) on
 investments...............................      (0.028)          (0.188)           0.103              0.382             0.560
                                               --------         --------         --------           --------          --------
Total from investment operations............      0.591            0.332            0.669              0.931             1.235
                                               --------         --------         --------           --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.571)          (0.546)          (0.534)            (0.578)           (0.627)
Net realized gain on investments............         --           (0.132)          (0.392)            (0.119)           (0.001)
                                               --------         --------         --------           --------          --------
Total dividends and distributions...........     (0.571)          (0.678)          (0.926)            (0.697)           (0.628)
                                               --------         --------         --------           --------          --------

Net asset value, end of period..............   $ 12.640         $ 12.620         $ 12.966           $ 13.223          $ 12.989
                                               ========         ========         ========           ========          ========

Total return(3).............................      4.71%            2.64%            5.30%              7.28%            10.13%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $943,819         $921,661         $898,105           $855,329          $770,020
Ratio of expenses to average net assets.....      0.40%            0.41%            0.42%              0.44%             0.44%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly................................       0.40%            0.41%            0.42%              0.44%             0.46%
Ratio of net investment income to average
 net assets................................       4.89%            4.02%            4.31%              4.13%             5.29%
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly...................       4.89%            4.02%            4.31%              4.13%             5.27%
Portfolio turnover..........................       397%             270%             329%               652%              612%



----------
(1)Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes



                                  Bond Fund-16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                      BOND FUND SERVICE CLASS
                                                                                      5/15/03(1)
                                                   YEAR ENDED                             TO
                                   12/31/06         12/31/05         12/31/04          12/31/03
                                   -------------------------------------------------------------


Net asset value, beginning of
 period........................    $ 12.621         $ 12.966         $ 13.222           $13.700

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income(2)........      0.587            0.488            0.534             0.323
Net realized and unrealized gain
 (loss) on investments.........      (0.029)          (0.188)           0.103            (0.121)
                                   --------         --------         --------           -------
Total from investment
 operations....................       0.558            0.300            0.637             0.202
                                   --------         --------         --------           -------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income...........     (0.539)          (0.513)          (0.501)           (0.561)
Net realized gain on
 investments...................          --           (0.132)          (0.392)           (0.119)
                                   --------         --------         --------           -------
Total dividends and
 distributions.................      (0.539)          (0.645)          (0.893)           (0.680)
                                   --------         --------         --------           -------

Net asset value, end of period..   $ 12.640         $ 12.621         $ 12.966           $13.222
                                   ========         ========         ========           =======

Total return(3).................      4.45%            2.39%            5.05%             1.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)......................    $461,394         $345,440         $201,444           $41,918
Ratio of expenses to average net
 assets........................       0.65%            0.66%            0.67%             0.69%
Ratio of net investment income
 to average net assets.........       4.64%            3.77%            4.06%             3.84%
Portfolio turnover..............       397%             270%             329%              652%(4)



----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes



                                  Bond Fund-17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed the LVIP Delaware Bond Fund.

The Fund's investment objective is to maximize current income consistent with a prudent investment strategy.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Futures contracts are valued at daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                                  Bond Fund-18

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $486,829.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $20,140.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $405,399
Accounting and Administration Fees
  Payable to DSC.......................     84,662
Administration Fees Payable to Lincoln
  Life.................................      2,083
Distribution Fees Payable to the
  Companies............................     97,386


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $3,758,240,414 and sales of $3,502,226,828 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2006, the Fund made purchases of $1,505,218,984 and sales of $1,623,574,805 of U.S. government securities.

At December 31, 2006, the cost of investments for federal income tax purposes was $1,637,847,143. At December 31, 2006, net unrealized appreciation was $4,088,392, of which $12,918,834 related to unrealized appreciation of investments and $8,830,442 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                YEAR ENDED          YEAR ENDED
                                 12/31/06            12/31/05
                               -----------         -----------


Ordinary income.............   $59,088,002         $57,081,960
Long-term capital gain......            --           5,558,404
                               -----------         -----------
Total.......................   $59,088,002         $62,640,364
                               ===========         ===========






                                  Bond Fund-19

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. COMPONENTS OF NET ASSETS ON TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $1,402,592,114
Undistributed ordinary income........        7,976,798
Capital loss carryforwards...........       (9,444,128)
Unrealized appreciation of
  investments........................        4,088,392
                                        --------------
Net assets...........................   $1,405,213,176
                                        ==============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contigent payment debt instruments and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distribution, and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED
    INCOME         GAIN (LOSS)
--------------    ------------


   $545,380        $(545,380)


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $9,444,128 expires in 2014.

6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                 YEAR ENDED          YEAR ENDED
                                  12/31/06            12/31/05
                                -----------         -----------


Shares sold:
  Standard Class.............    10,207,474          10,398,235
  Service Class..............    13,278,468          13,041,762
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class.............     3,246,085           3,767,705
  Service Class..............     1,454,307           1,219,154
                                -----------         -----------
                                 28,186,334          28,426,856
                                -----------         -----------
Shares repurchased:
  Standard Class.............   (11,814,421)        (10,400,542)
  Service Class..............    (5,599,686)         (2,426,525)
                                -----------         -----------
                                (17,414,107)        (12,827,067)
                                -----------         -----------
Net increase.................    10,772,227          15,599,789
                                ===========         ===========



7. FINANCIAL FUTURES CONTRACTS
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

8. CREDIT AND MARKET RISK
The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor's Ratings Group and Baa or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities.

                                  Bond Fund-20

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




8. CREDIT AND MARKET RISK (CONTINUED)


Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.



                                  Bond Fund-21

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Bond Fund

We have audited the accompanying statement of net assets of the Bond Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                                  Bond Fund-22

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2006, the Fund designates distributions paid during the year as follows:


     (A)
  LONG-TERM            (B)
CAPITAL GAINS    ORDINARY INCOME        TOTAL
DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS
 (TAX BASIS)       (TAX BASIS)       (TAX BASIS)
-------------    ---------------    -------------


      --               100%              100%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.

PROXY RESULTS (UNAUDITED)
The Bond Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger..............................      99,529,287     91,805,373      89.46%       2.78%        0.00%
  Nancy L. Frisby.................................      99,529,287     91,805,373      87.49%       4.75%        0.00%
  Gary D. Lemon...................................      99,529,287     91,805,373      89.61%       2.63%        0.00%
  Kenneth G. Stella...............................      99,529,287     91,805,373      89.45%       2.79%        0.00%
  David H. Windley................................      99,529,287     91,805,373      89.48%       2.76%        0.00%



----------
* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AGREEMENT WITH DMC
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, for the Bond Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC and Lincoln Life prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC and Lincoln Life provided extensive information in response to this request. Among other information, Lincoln Life and DMC provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including the Form ADV of DMC, information about profitability and financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement.

In considering approval of the renewal of the investment advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory agreement. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory agreement.

The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered DMC's response to a request for information from Lincoln Life, the experience of the portfolio managers and other investment personnel and the compensation structure for these individuals, information about DMC's brokerage allocation process and compliance and regulatory matters. The Independent Trustees concluded that the services provided by DMC were acceptable. The Board was provided information on the advisory fee DMC charges to other funds and its institutional account fee schedule. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information of the Fund's Lipper expense peer group. The Independent Trustees considered that the Fund's advisory fee was well below the average of the Fund's Lipper expense peer group and concluded that the Fund's advisory fee was reasonable. The Independent Trustees reviewed the Fund's investment performance compared to its Lipper performance peer group and a securities market index and noted that, although short-term performance showed relative underperformance, long-term performance was top quartile and concluded that overall performance has been acceptable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule, noted that the advisory fee schedule contains breakpoints, and concluded that the advisory fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to

                                  Bond Fund-23

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
OTHER FUND INFORMATION (CONTINUED)

obtain research services through the allocation of fund brokerage. The Independent Trustees also considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory (JPIA) and a sub-advisory agreement on behalf of the Fund with DMC (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval. A shareholder meeting to consider these issues is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT WITH JPIA
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the JP Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current management agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule, and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was well below the average of the Fund's Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Advisory Agreement.


                                  Bond Fund-24

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
OTHER FUND INFORMATION (CONTINUED)

APPROVAL OF SUB-ADVISORY AGREEMENT WITH DMC
In considering the approval of the Sub-Advisory Agreement between JPIA and DMC, the Independent Trustees considered the nature, extent and quality of services to be provided by DMC under the Sub-Advisory Agreement. The Independent Trustees noted that DMC already provides day-to-day portfolio management services to the Fund as the current investment adviser, and the representation of Funds Management that the Sub-Advisory Agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other sub-advised Lincoln funds. The Independent Trustees reviewed the services to be provided by DMC, the background of the investment professionals servicing the Fund and the reputation and resources of DMC. The Independent Trustees reviewed the Fund's investment performance compared to its Lipper performance peer group and a securities market index and noted that, although short-term performance showed relative underperformance, long-term performance was top quartile and concluded that overall performance has been acceptable. The Independent Trustees concluded that the services provided by DMC have been, and are expected to be acceptable.

The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate compared to the sub-advisory fee schedules of the Fund's Lipper competitors and the median and average fees of comparable funds provided by Financial Research Corporation ("FRC"). The Independent Trustees noted that the proposed sub-advisory fee rate was within an acceptable range of the Lipper competitors and concluded that the proposed sub-advisory fee was reasonable. Although no information regarding DMC's estimated profitability as sub-adviser was provided, the Independent Trustees compared the proposed sub-advisory fees to the sub-advisory fee schedules of Lipper competitor funds and the median and average fees of comparable funds provided by FRC and concluded that DMC's profitability was not expected to be unreasonable. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement in connection with the earlier contract renewal process that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Sub-Advisory Agreement for the Fund.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                                  Bond Fund-25

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February  1998    Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May
Fort Wayne, IN 46802                     2006
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                                  Bond Fund-26

                                                       CAPITAL APPRECIATION FUND

                           [DELAWARE INVESTMENTS LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Capital Appreciation Fund
                            Annual Report
                            December 31, 2006





                                                       CAPITAL APPRECIATION FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND

ANNUAL REPORT
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 9.67% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2006, outperforming its benchmark, the Russell 1000 Growth Index*, which returned 9.07% for the same period.

FUND ATTRIBUTION

Within the Fund, the sectors making the largest positive contribution to performance were, in order, consumer discretionary, industrials and materials. Holdings within the technology sector detracted the most from performance during the time period.

HOLDINGS THAT CONTRIBUTED TO PERFORMANCE

Looking more closely at the aerospace and defense sector, Boeing was among the top five performers, benefiting from improved execution, as evidenced by solid improvement in commercial airplane margins, despite higher R&D spending. We used the upward move in the stock to harvest gains. Precision Castparts, a supplier to the aerospace industry, also benefited from the strong order trends and posted handsome gains for the year. This position was also trimmed to harvest profits.

Within farming and agriculture, agricultural company Monsanto led performance in the sector. With farmers seeking to maximize crop yields to take advantage of high commodity prices, I believe seed provider Monsanto is well positioned to benefit from this trend. Given the outlook for increased crop utilization, we added to the position during the year. Similarly, Potash was recently added to the Fund and has made an immediate contribution to performance. Canadian-based Potash supplies potash, which is a key ingredient of fertilizer, which helps to maximize crop yields. Potash's price performance was very strong in the later portion of the year, as investors reacted positively to better than expected earnings and upwardly revised future guidance. Potash inventory is at a 25 year low and we believe pricing will remain healthy in 2007.

Within the cable, media and publishing sector, Lamar Advertising, another recent addition to the Fund, posted solid gains during the time period. I think Lamar's business model is very attractive, generating excess free cash flow with minimal capital spending needs. I believe the next catalyst for Lamar will be the roll-out of digital billboards, which provide more interaction and flexibility, plus very attractive incremental margins and high returns on investment. Other cable, media and publishing stocks that contributed to Fund performance during the period included cable provider Comcast, which is experiencing accelerating revenue growth with the successful roll-out of its bundled product offering of cable, broadband and telephony services.

Other stocks that made notable contributions to the Fund included Celgene, a New Jersey-based biotech company whose blood disorder drug Revlimid was approved by the FDA for patients with multiple myeloma. More recently, Janus' proprietary research has suggested that Revlimid has the potential to be approved for other indications. Staying within the cancer space, Swiss-based Roche gained as Avastin, the cancer drug developed by its partner Genentech, was launched during the year. Roche holds the non-US marketing rights to this key cancer drug.

HOLDINGS THAT DETRACTED FROM PERFORMANCE

While the combined holdings within the computers and technology sector detracted from performance, there were notable gains by select positions that bear mention. Apple reported upside earnings throughout the year, driven by stronger than expected laptop and desk top sales, complemented by continued robust sales of its iPod products. I believe identifiable catalysts are on the horizon for Apple. The catalysts include refreshed iPod products and the launch of an Apple mobile phone, which would combine wireless communications with digital music. The launch is expected in 2007. Given the expectations for accelerating revenue growth driven by these new products, we added to the Apple position during the year.

As mentioned, holdings within the computers and technology sector detracted the most from performance. Yahoo! was the largest single detractor from performance during the year. Yahoo! was challenged on two fronts during 2006. First, the company delayed the launch of its new search monetization algorithm, Project Panama. Secondly, the company reported weaker than expected advertising spending by auto and financial advertisers. While frustrating, I think the key metrics of the business remain on track-new users, total registered users, page view growth-continue to grow at satisfactory rates. We added to the name during the year, given what I feel is an attractive valuation and identifiable catalyst (search monetization) that is expected to accelerate revenue growth.

Semiconductor manufacturer Advanced Micro Devices also declined, hurt by signs of soft PC sales and worries of further price cuts from Intel. Given the volatility in the industry and lack of visibility into pricing, we exited the position. Similarly, online auctioneer eBay was under pressure during the year. Signs of increased competition in key international markets, management departures and issues with store listings versus regular auctions caused us to sell the position.

INVESTMENT STRATEGY AND OUTLOOK

I remain focused on constructing a Fund's portfolio comprised of open-ended growth opportunities and stocks with high growth potential. I look for accelerating revenue growth, margin and return on investment capital (ROIC) expansion and identifiable catalysts for the stocks we purchase for the Fund.

As always, thank you for your investment with Janus.

Ed Keely
Janus



                           Capital Appreciation Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND

Growth of $10,000 invested 12/31/96 through 12/31/06



(LINE GRAPH)

                                          CAPITAL APPRECIATION
                                              FUND STANDARD       RUSSELL 1000
                                              CLASS SHARES        GROWTH INDEX
                                          --------------------    ------------


12/31/96                                        10000.00            10000.00
                                                12528.00            13049.00
                                                17282.00            18099.00
                                                25137.00            24101.00
                                                21153.00            18697.00
                                                15679.00            14878.00
                                                11452.00            10729.00
                                                15168.00            13921.00
                                                15969.00            14798.00
                                                16639.00            15577.00
12/31/06                                        18248.00            16991.00




This chart illustrates, hypothetically, that $10,000 was invested in the Capital Appreciation Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $18,248. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have grown to $16,991. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                  +9.67%
--------------------------------
Five Years                +3.08%
--------------------------------
Ten Years                 +6.20%
--------------------------------



The Service Class shares total return was 9.40% for the year ended 12/31/06 and its average annual total return was 10.31% for the period from 5/15/03 (commencement of operations) to 12/31/06.

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


                           Capital Appreciation Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,083.20       0.70%         $3.68
Service Class Shares    1,000.00     1,081.80       0.95%          4.98
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,021.68       0.70%         $3.57
Service Class Shares    1,000.00     1,020.42       0.95%          4.84
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                           Capital Appreciation Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  98.41%
------------------------------------------------------
Aerospace & Defense                            2.63%
Banking & Finance                              9.08%
Cable, Media & Publishing                      5.81%
Computers & Technology                        18.86%
Consumer Products                              7.63%
Electronics & Electrical Equipment             0.51%
Energy                                         0.90%
Farming & Agriculture                          2.93%
Food, Beverage & Tobacco                       3.48%
Health Care & Pharmaceuticals                 28.24%
Industrial Machinery                           2.66%
Leisure, Lodging & Entertainment               5.94%
Real Estate                                    1.13%
Retail                                         4.35%
Telecommunications                             4.26%
------------------------------------------------------
FEDERAL AGENCY (DISCOUNT NOTES)                1.70%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES             100.11%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.11%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



 Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.



                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------

Roche Holding (Switzerland)                    5.99%
UnitedHealth Group                             5.14%
Yahoo                                          4.94%
Celgene                                        3.90%
Apple Computer                                 3.64%
Varian Medical Systems                         3.45%
Lamar Advertising                              3.37%
Harrah's Entertainment                         3.27%
NAVTEQ                                         3.07%
QUALCOMM                                       3.04%
------------------------------------------------------





                           Capital Appreciation Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND STATEMENT OF NET ASSETS
December 31, 2006




                                      NUMBER OF       MARKET
                                       SHARES          VALUE
                                                     (U.S. $)


     COMMON STOCK-98.41%
     AEROSPACE & DEFENSE-2.63%
     BAE Systems (Great Britain)..      655,535    $ $5,454,065
     Boeing.......................       87,935       7,812,145
                                                   ------------
                                                     13,266,210
                                                   ------------
     BANKING & FINANCE-9.08%
     American Express.............      102,540       6,221,102
     Chicago Mercantile Exchange
      Holdings Class A...........        23,335      11,895,015
     Commerce Bancorp.............      217,925       7,686,215
     Merrill Lynch & Co. .........      100,195       9,328,155
     SLM..........................      220,640      10,760,613
                                                   ------------
                                                     45,891,100
                                                   ------------
     CABLE, MEDIA & PUBLISHING-5.81%
  +  Comcast Special Class A......      252,235      10,563,602
  +  Lamar Advertising............      260,195      17,014,151
     Publishing & Broadcasting
      (Australia)................       104,849       1,767,204
                                                   ------------
                                                     29,344,957
                                                   ------------
     COMPUTERS & TECHNOLOGY-18.86%
  +  Apple Computer...............      216,780      18,391,615
  +  Ceridian.....................      321,550       8,996,969
  +  Electronic Arts..............      139,840       7,042,342
  +  EMC..........................      588,015       7,761,798
  +  Google Class A...............       11,625       5,353,080
  +  NAVTEQ.......................      444,110      15,530,527
  +  Research in Motion...........       56,575       7,229,154
  +  Yahoo........................      977,760      24,971,990
                                                   ------------
                                                     95,277,475
                                                   ------------
     CONSUMER PRODUCTS-7.63%
     Avon Products................      152,670       5,044,217
     Colgate-Palmolive............      154,060      10,050,874
     Procter & Gamble.............      199,450      12,818,652
     Reckitt Benckiser (Great
      Britain)...................       232,810      10,626,666
                                                   ------------
                                                     38,540,409
                                                   ------------
     ELECTRONICS & ELECTRICAL EQUIPMENT-0.51%
  +  SiRF Technology Holdings.....      100,550       2,566,036
                                                   ------------
                                                      2,566,036
                                                   ------------
     ENERGY-0.90%
     EnCana.......................       98,660       4,533,427
                                                   ------------
                                                      4,533,427
                                                   ------------
     FARMING & AGRICULTURE-2.93%
     Monsanto.....................      156,835       8,238,543
     Potash Corporation of
      Saskatchewan...............        45,805       6,572,101
                                                   ------------
                                                     14,810,644
                                                   ------------
     FOOD, BEVERAGE & TOBACCO-3.48%
     Sysco........................      364,335      13,392,955
     Whole Foods Market...........       89,010       4,177,239
                                                   ------------
                                                     17,570,194
                                                   ------------

     HEALTH CARE & PHARMACEUTICALS-28.24%
  +  Alexion Pharmaceuticals......       44,580       1,800,586
     Allergan.....................       75,020       8,982,895
  +  Celgene......................      342,560      19,707,477
  +  Coventry Health Care.........      183,890       9,203,695
     Dade Behring Holdings........      102,545       4,082,316
  +  Gilead Sciences..............      183,410      11,908,811
  +  Intuitive Surgical...........       57,045       5,470,616
     Merck & Co. .................      179,320       7,818,352
     Roche Holding (Switzerland)..      169,269      30,273,340
     UnitedHealth Group...........      483,335      25,969,590
  +  Varian Medical Systems.......      366,665      17,442,254
                                                   ------------
                                                    142,659,932
                                                   ------------
     INDUSTRIAL MACHINERY-2.66%
     Precision Castparts..........      101,270       7,927,416
     Rockwell Automation..........       90,340       5,517,967
                                                   ------------
                                                     13,445,383
                                                   ------------
     LEISURE, LODGING & ENTERTAINMENT-5.94%
     Harrah's Entertainment.......      199,605      16,511,325
     International Game
      Technology.................       107,125       4,949,175
     Starwood Hotels & Resorts
      Worldwide..................       137,015       8,563,438
                                                   ------------
                                                     30,023,938
                                                   ------------
     REAL ESTATE-1.13%
     CapitalSource................      209,425       5,719,397
                                                   ------------
                                                      5,719,397
                                                   ------------
     RETAIL-4.35%
     Nordstrom....................      134,370       6,629,816
     PETsMART.....................      257,740       7,438,376
     Staples......................      295,392       7,886,967
                                                   ------------
                                                     21,955,159
                                                   ------------
     TELECOMMUNICATIONS-4.26%
  +  Amdocs.......................      159,040       6,162,800
     QUALCOMM.....................      405,730      15,332,537
                                                   ------------
                                                     21,495,337
                                                   ------------
     TOTAL COMMON STOCK
      (COST $429,318,244)........                   497,099,598
                                                   ------------


                                      PRINCIPAL
                                       AMOUNT
                                      (U.S. $)

     FEDERAL AGENCY (DISCOUNT NOTES)-1.70%
 ++  Federal Home Loan Bank 4.806%
      1/3/07                         $8,600,000       8,597,707
                                                   ------------
     TOTAL FEDERAL AGENCY
      (DISCOUNT NOTES)
      (COST $8,597,707)                               8,597,707
                                                   ------------






                           Capital Appreciation Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND STATEMENT OF NET ASSETS (CONTINUED)



TOTAL MARKET VALUE OF SECURITIES-100.11% (COST $437,915,951).................   $ 505,697,305
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.11%)......................        (561,849)
                                                                                -------------
NET ASSETS APPLICABLE TO 25,115,026 SHARES OUTSTANDING-100.00%...............   $ 505,135,456
                                                                                =============
NET ASSET VALUE-CAPITAL APPRECIATION FUND STANDARD CLASS
  ($488,232,195 / 24,270,453 SHARES).........................................         $20.116
                                                                                      =======
NET ASSET VALUE-CAPITAL APPRECIATION FUND SERVICE CLASS
  ($16,903,261 / 844,573 SHARES).............................................         $20.014
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)...............   $ 687,986,512
Undistributed net investment income..........................................         108,075
Accumulated net realized loss on investments.................................    (250,511,278)
Net unrealized appreciation of investments and foreign currencies............      67,552,147
                                                                                -------------
Total net assets.............................................................   $ 505,135,456
                                                                                =============




----------
+  Non-income producing security for the year ended December 31, 2006.

++ Zero coupon security. The rate shown is the yield at the time of purchase.

 Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

SUMMARY OF ABBREVIATIONS:
GBP-British Pound Sterling
USD-United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2006:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)


                                                                        UNREALIZED
CONTRACTS TO DELIVER       IN EXCHANGE FOR       SETTLEMENT DATE       DEPRECIATION
--------------------       ---------------       ---------------       ------------


GBP (250,000)              USD   459,475             1/11/07             $ (30,153)
GBP (2,170,000)            USD 4,050,761             3/15/07              (200,066)
                                                                         ---------
                                                                         $(230,219)
                                                                         =========



The use of forward foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                           Capital Appreciation Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Dividends............................   $  4,111,260
Interest.............................        975,630
Foreign tax withheld.................        (35,527)
                                        ------------
                                           5,051,363
                                        ------------
EXPENSES:
Management fees......................      3,885,527
Accounting and administration
 expenses...........................         262,921
Reports and statements to
 shareholders.......................         103,673
Custodian fees.......................         40,363
Distribution expenses-Service Class..         35,685
Professional fees....................         30,997
Trustees' fees.......................          8,000
Other................................         22,395
                                        ------------
                                           4,389,561
Less expenses waived.................       (693,021)
Less expense paid indirectly.........         (4,739)
                                        ------------
Total operating expenses.............      3,691,801
                                        ------------
NET INVESTMENT INCOME................      1,359,562
                                        ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
 Investments........................      85,540,761
 Foreign currencies.................        (172,181)
                                        ------------
Net realized gain....................     85,368,580
Net change in unrealized
 appreciation/depreciation on
 investments and foreign
 currencies.........................     (39,612,534)
                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................      45,756,046
                                        ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $ 47,115,608
                                        ============




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND
STATEMENTS OF CHANGES IN NET ASSETS




                                          YEAR ENDED
                                   12/31/06        12/31/05
                                -------------   -------------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income........   $   1,359,562   $   1,241,194
Net realized gain on
 investments and foreign
 currencies.................       85,368,580      83,034,561
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies.................      (39,612,534)    (62,997,165)
                                -------------   -------------
Net increase in net assets
 resulting from operations..       47,115,608      21,278,590
                                -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............         (900,000)     (1,393,918)
 Service Class..............               --          (5,276)
                                -------------   -------------
                                     (900,000)     (1,399,194)
                                -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............        5,462,179       7,273,689
 Service Class..............        7,201,205       9,481,425
Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class.............          900,000       1,393,918
 Service Class..............               --           5,276
                                -------------   -------------
                                   13,563,384      18,154,308
                                -------------   -------------
Cost of shares repurchased:
 Standard Class.............     (107,249,967)   (143,038,341)
 Service Class..............       (4,072,681)     (1,513,331)
                                -------------   -------------
                                 (111,322,648)   (144,551,672)
                                -------------   -------------
Decrease in net assets
 derived from capital share
 transactions...............      (97,759,264)   (126,397,364)
                                -------------   -------------
NET DECREASE IN NET ASSETS...     (51,543,656)   (106,517,968)
NET ASSETS:
Beginning of year............     556,679,112     663,197,080
                                -------------   -------------
End of year (including
 undistributed net
 investment income of
 $108,075 and $430,983,
 respectively)..............    $ 505,135,456   $ 556,679,112
                                =============   =============




                             See accompanying notes


                           Capital Appreciation Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                            CAPITAL APPRECIATION FUND STANDARD CLASS
                                                                           YEAR ENDED
                                        -------------------------------------------------------------------------------
                                        12/31/06         12/31/05         12/31/04         12/31/03(1)         12/31/02
                                        -------------------------------------------------------------------------------


Net asset value, beginning of
 period.............................    $ 18.376         $ 17.680         $ 16.793           $ 12.678          $ 17.358

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)(2)......      0.051            0.038           (0.009)            (0.014)           (0.032)
Net realized and unrealized gain
 (loss) on investments and foreign
 currencies.........................       1.725            0.704            0.896              4.129            (4.648)
                                        --------         --------         --------           --------          --------
Total from investment operations.....      1.776            0.742            0.887              4.115            (4.680)
                                        --------         --------         --------           --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income................     (0.036)          (0.046)              --                 --                --
Net realized gain on investments.....         --               --               --                 --                --
                                        --------         --------         --------           --------          --------
Total dividends and distributions....     (0.036)          (0.046)              --                 --                --
                                        --------         --------         --------           --------          --------

Net asset value, end of period.......   $ 20.116         $ 18.376         $ 17.680           $ 16.793          $ 12.678
                                        ========         ========         ========           ========          ========

Total return(3)......................      9.67%            4.20%            5.28%             32.45%           (26.96%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)...........................    $488,232         $544,301         $659,385           $789,544          $678,243
Ratio of expenses to average net
 assets.............................       0.70%            0.73%            0.80%              0.82%             0.80%
Ratio of expenses to average net
 assets prior to fees waived and
 expense paid indirectly............       0.83%            0.83%            0.81%              0.82%             0.80%
Ratio of net investment income (loss)
 to average net assets..............       0.27%            0.22%           (0.06%)            (0.10%)           (0.21%)
Ratio of net investment income (loss)
 to average net assets prior to fees
 waived and expense paid
 indirectly.........................       0.14%            0.12%           (0.07%)            (0.10%)           (0.21%)
Portfolio turnover...................        99%              85%              33%                21%               27%



----------
(1)Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes



                           Capital Appreciation Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                           CAPITAL APPRECIATION FUND SERVICE CLASS
                                                                YEAR ENDED                         5/15/03(1)
                                                ------------------------------------------             TO
                                                12/31/06         12/31/05         12/31/04          12/31/03
                                                -------------------------------------------------------------


Net asset value, beginning of period.........    $18.294          $17.608          $16.766           $14.021

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)..............      0.004           (0.006)          (0.051)           (0.036)
Net realized and unrealized gain on
 investments and foreign currencies.........       1.716            0.700            0.893             2.781
                                                 -------          -------          -------           -------
Total from investment operations.............      1.720            0.694            0.842             2.745
                                                 -------          -------          -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income........................         --           (0.008)              --                --
                                                 -------          -------          -------           -------
Total dividends and distributions............         --           (0.008)              --                --
                                                 -------          -------          -------           -------

Net asset value, end of period...............    $20.014          $18.294          $17.608           $16.766
                                                 =======          =======          =======           =======

Total return(3)..............................      9.40%            3.94%            5.02%            19.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......    $16,903          $12,378          $ 3,812           $   458
Ratio of expenses to average net assets......      0.95%            0.98%            1.05%             1.06%
Ratio of expenses to average net assets prior
 to fees waived and expense paid
 indirectly.................................       1.08%            1.08%            1.06%             1.06%
Ratio of net investment income (loss) to
 average net assets.........................       0.02%           (0.03%)          (0.31%)           (0.37%)
Ratio of net investment loss to average net
 assets prior to fees waived and expense
 paid indirectly............................      (0.11%)          (0.13%)          (0.32%)           (0.37%)
Portfolio turnover...........................        99%              85%              33%             21%(4)



----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes



                           Capital Appreciation Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Capital Appreciation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed the LVIP Janus Capital Appreciation Fund.

The Fund's investment objective is long-term growth of capital in a manner consistent with the preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculation as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund

                          Capital Appreciation Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $135,601 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

DMC has contractually agreed to waive a portion of its advisory fee through April 30, 2007. The waiver amount is 0.15% on the first $100 million of average daily net assets of the Fund, 0.10% on the next $150 million, 0.15% on the next $250 million, 0.10% on the next $250 million, 0.15% on the next $750 million and 0.20% of average daily net assets in excess of $1.5 billion. The fee waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

Janus Capital Management LLC (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Advisor 0.40% for the first $250 million of the Fund's average daily net assets, 0.35% of the next $500 million of the Fund's average daily net assets, 0.30% of the next $750 million of the Fund's average daily net assets and 0.25% of the excess of the Fund's average daily net assets over $1.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $222,252.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $15,669.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had receivables due from or liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $(323,402)
Accounting and Administration Fees
  Payable to DSC.......................     (36,176)
Administration Fees Payable to Lincoln
  Life.................................      (2,083)
Distribution Fees Payable to the
  Companies............................      (3,572)
Receivable from Lincoln Life...........      58,030


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $497,632,038 and sales of $582,952,365 of investment securities other than short-term investments.


                          Capital Appreciation Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)




3. INVESTMENTS (CONTINUED)


At December 31, 2006, the cost of investments for federal income tax purposes was $438,004,449. At December 31, 2006, net unrealized appreciation was $67,692,856, of which $79,144,996 related to unrealized appreciation of investments and $11,452,140 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                   YEAR              YEAR
                                   ENDED             ENDED
                                 12/31/06          12/31/05
                                 --------         ----------


Ordinary income...............   $900,000         $1,399,194


In addition, the Fund declared an ordinary income consent dividend of $806,567 for the year ended December 31, 2005. Such amount has been deemed paid and contributed to the Fund as additional paid in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $ 687,986,512
Post-October currency losses.........        (122,144)
Capital loss carryforwards...........    (250,422,780)
Unrealized appreciation of
  investments and foreign
  currencies.........................      67,693,868
                                        -------------
Net assets...........................   $ 505,135,456
                                        =============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends, dividends and distribution, gain
(loss) on foreign currency transactions and mark-to-market of foreign currency contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED     PAID-IN
    INCOME         GAIN (LOSS)     CAPITAL
--------------    ------------    --------


  $(782,470)        $172,181      $610,289


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $84,996,214 was utilized in 2006. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $96,553,699 expires in 2009, $123,927,079 expires in 2010 and
$29,942,002 expires in 2011.


                          Capital Appreciation Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/06           12/31/05
                                 ----------         ----------


Shares sold:
  Standard Class..............      290,735            415,932
  Service Class...............      386,947            546,027
Shares issued upon
  reinvestment of
  dividends and distributions:
  Standard Class..............       46,036             77,153
  Service Class...............           --                293
                                 ----------         ----------
                                    723,718          1,039,405
                                 ----------         ----------
Shares repurchased:
  Standard Class..............   (5,687,096)        (8,168,029)
  Service Class...............     (219,003)           (86,190)
                                 ----------         ----------
                                 (5,906,099)        (8,254,219)
                                 ----------         ----------
Net decrease..................   (5,182,381)        (7,214,814)
                                 ==========         ==========





7. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

8. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. At December 31, 2006, the Fund did not have investments in excess of 5% of net assets in any individual foreign country.

The Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                          Capital Appreciation Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Capital Appreciation Fund



We have audited the accompanying statement of net assets of the Capital Appreciation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                          Capital Appreciation Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2006, the Fund designates distributions paid during the year as follows:


     (A)
  LONG-TERM            (B)
CAPITAL GAINS    ORDINARY INCOME        TOTAL            (C)
DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)       (TAX BASIS)       (TAX BASIS)     DIVIDEND(1)
-------------    ---------------    -------------    -----------


      --               100%              100%            100%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of the Fund's ordinary income distribution.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

PROXY RESULTS (UNAUDITED)
The Capital Appreciation Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
   Variable Insurance Products Trust. The nominees
   for election to the Board of Trustees were as
   follows:
   Kelly D. Clevenger............................       30,634,062     29,538,149      90.49%       5.93%        0.00%
   Nancy L. Frisby...............................       30,634,062     29,538,149      90.49%       5.93%        0.00%
   Gary D. Lemon.................................       30,634,062     29,538,149      90.63%       5.79%        0.00%
   Kenneth G. Stella.............................       30,634,062     29,538,149      90.35%       6.07%        0.00%
   David H. Windley..............................       30,634,062     29,538,149      90.41%       6.01%        0.00%



----------
* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, and the sub-advisory agreement with Janus Capital Management LLC ("Janus"), for the Capital Appreciation Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC, Lincoln Life and the sub-adviser prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory and sub-advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC, Lincoln Life and the sub-adviser provided extensive information in response to this request. Among other information, Lincoln Life, DMC and the sub-adviser provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their respective Form ADVs, information about profitability and/or financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory and sub-advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement and sub-advisory agreement.

In considering approval of the renewal of the investment advisory agreement and sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory and sub-advisory agreements. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory and sub-advisory agreements.

ADVISORY AGREEMENT
The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered its response to a request for information from Lincoln Life, including compliance and oversight of the sub-adviser, DMC's criteria for review of a sub-adviser's performance and reviewed background information of the compliance staff. The Independent Trustees considered the delegation of day-to-day portfolio management responsibility to Janus. The Independent Trustees concluded that the services provided by DMC were acceptable. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information for the Lipper large-cap growth funds expense group. The Board was provided information on the advisory fee DMC charges to other funds and its institutional account fee schedule. The Independent Trustees considered that the Fund's advisory

                          Capital Appreciation Fund-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND OTHER FUND INFORMATION (CONTINUED)

fee was below the average of the Lipper large-cap growth funds expense group and concluded that the advisory fee was reasonable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule and the Fund's asset size, noted that the fee schedule contains breakpoints and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

SUB-ADVISORY AGREEMENT
In considering the renewal of the sub-advisory agreement between DMC and Janus on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Janus under the sub-advisory agreement. The Independent Trustees considered the services provided by Janus, the background of the portfolio manager, the research, trading and compliance resources that Janus uses and Janus' brokerage arrangements. The Independent Trustees reviewed the investment performance of the Fund and noted that although performance was not inconsistent with the Lipper large-cap funds growth group, that it was below that of the relevant securities market index. The Independent Trustees considered what had been done to improve performance, namely the replacement of the Fund's portfolio manager in March 2006, and concluded that the services provided by Janus were acceptable. The Independent Trustees considered that the sub-advisory fee schedule was negotiated at arm's length between DMC and Janus, an unaffiliated third party, that DMC compensates Janus from its fees, and they reviewed profitability data provided by Janus and concluded that the profitability to Janus from serving as sub-adviser was not unreasonable. The Independent Trustees considered the sub-advisory fee schedule under the sub-advisory agreement includes breakpoints and reviewed the fee rates charged to another fund managed by Janus and Janus' separate account fee schedule and concluded that the sub-advisory fee was reasonable. The Independent Trustees reviewed materials provided by Janus as to any additional benefits it receives and noted Janus' statement that it may benefit from its association with the Lincoln organization because of the company's reputation.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory Corporation ("JPIA") and a sub-advisory agreement on behalf of the Fund with Janus (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval of the Proposed Advisory Agreement. A shareholder meeting to consider the approval of the Proposed Advisory Agreement is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a

                          Capital Appreciation Fund-16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND OTHER FUND INFORMATION (CONTINUED)

sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the Jefferson-Pilot Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current advisory agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper large cap growth funds expense group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that, the Fund's advisory fee was competitive with the fees JPIA charges to comparable funds, and was below the average of the Lipper large-cap growth funds expense group. The Independent Trustees also noted JPIA's agreement to waive a portion of its advisory fees as had DMC through at least April 30, 2008. The Independent Trustees concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed advisory fee schedule, noted that it contains a breakpoint, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, approved the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
On November 13, 2006, in conjunction with the Board's approval of the Proposed Advisory Agreement with JPIA, the Board also approved a new Sub-Advisory Agreement, on behalf of the Fund, between JPIA and Janus, the Fund's current sub-adviser. The Board considered that the sole difference between the Fund's current sub-advisory agreement and the new Sub-Advisory Agreement was a change to the investment adviser party to the agreement -- JPIA rather than DMC. The Board considered that it had approved the renewal of the current sub-advisory agreement at the August 2006 Board meeting. In addition to the materials provided by Funds Management in connection with the merger of the Lincoln and Jefferson-Pilot organizations, the Board considered the information provided in connection with the renewal of the sub-advisory agreement in August 2006. In approving the new Sub-Advisory Agreement, the Board, including all of the Independent Trustees, noted its considerations and conclusions at the August 2006 meeting.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                          Capital Appreciation Fund-17

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer,
Street                                                     DeSoto Memorial Hospital; formerly Chief
Fort Wayne, IN 46802                                       Financial Officer, Bascom Palmer Eye
YOB: 1941                                                  Institute, University of Miami School of
                                                           Medicine; formerly Vice President and
                                                           Chief Financial Officer, St. Joseph
                                                           Medical Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February  1998    Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May
Fort Wayne, IN 46802                     2006
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.


                          Capital Appreciation Fund-18

                                                                       CORE FUND

                            CLEARBRIDGE ADVISOR LLC LOGO

                            Lincoln Variable
                            Insurance Products Trust-
                            Core Fund
                            Annual Report
                            December 31, 2006





                                                                       CORE FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CORE FUND


ANNUAL REPORT COMMENTARY
For the period ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 13.95% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2006, while its benchmark, the S&P 500 Index*, returned 15.79%.

No matter how long one works in the business of portfolio management, one can still marvel at the ability of markets to confound the greatest number of participants. By the end of June, and into the summer, skepticism about stocks was high and rising, among both professional and individual investors. Weakness in the economy during the summer led to increased corporate earnings anxiety, accentuated by uncertainty concerning the intentions of the Federal Reserve
(Fed). As in 1974, when the market made a durable base, oil prices were high and the war was upsetting the nation. But, as in 1974, instead of declining or moving sideways, stocks began a good run.

The weird thing about the advance in stocks in the fourth quarter is that, apart from attitudes, not much had changed from the earlier part of the year-or for that matter-from 2005. But a confluence of factors resulted in an advance that caught a lot of people flat-footed. Instead of declining, corporate earnings came through with strength. The decline in housing-related activity triggered hopes of Fed easing. Merger activity and private equity buyouts caused investors to realize that, a) credit was cheap and available and, b) that there were still some decent values to be had. Finally, professional investors, who had been preparing for tough markets, had to step in and play catch-up, fueling demand for stocks.

For the year, the portfolio had positive absolute returns in all sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology (IT), materials, telecommunications services and utilities.

In terms of individual stocks, the leading contributors to performance for the period were holdings in Exxon Mobil in the energy sector, Cisco Systems in IT, Berkshire Hathaway and Forest City Enterprises both in financials, and Walt Disney in consumer discretionary. Holdings with the biggest negative impact on performance for the period included positions in Yahoo! and Intel in IT, Amazon.com in consumer discretionary, as well as Amgen and Medtronic, both in health care. At December 31, 2006, the Fund no longer held positions in Amazon.com and Medtronic.

In terms of performance compared to the benchmark index, overall stock selection had a positive impact on relative performance while the effect of sector allocation was negative. In particular, stock selection in the financials, IT and materials sectors made significant positive contributions to relative performance, while significant detractors from relative performance included security selection in the energy, consumer staples, industrials, and health care sectors. The Fund's underweight to health care and its overweight to materials had a meaningful positive impact on relative performance. Its underweights to consumer discretionary, telecommunications services and utilities, and its overweights to IT and industrials had a negative impact on relative performance for the year.

Hersh D. Cohen
ClearBridge Advisors, LLC

All responses provided in this document are provided by ClearBridge Advisors, LLC, a Legg Mason company and the sub-adviser.

Past performance is no guarantee of future results. All investments involve risk, including possible loss of principal amount invested.

Fund holdings and characteristics subject to change.

The statistics have been obtained from sources believed to be reliable, but the accuracy and completeness of this information cannot be guaranteed.

All opinions and data included in this market commentary are as of December 31, 2006 and are subject to change. The opinions and views expressed herein are of the portfolio managers specified and may differ from other managers, or the firm as a whole, and are not intended to be a forecast of future events, a guarantee of future results or investment advice.

The information presented does not constitute and should not be construed as investment advice with respect to any investment discussed. The information contained should not be used as the sole basis to make any investment decision. Factual information relating to any security or sector discussed was obtained from sources believed to be reliable, but there can be no guarantee as to its accuracy. Securities or sectors discussed are some of several in the Fund. It should not be assumed that investments made in the future will be profitable or will equal the performance of the securities or sectors discussed in this report.

The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large cap companies. This Fund may invest in foreign stocks, which are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

There is no guarantee that investment objectives will be met. An investor cannot invest directly in an index. Investments are not FDIC insured or guaranteed by any government agency.


                                   Core Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CORE FUND





Growth of $10,000 invested 5/3/05 through 12/31/06



(LINE GRAPH)

                                             CORE FUND
                                          STANDARD CLASS     S&P 500
                                              SHARES          INDEX
                                          --------------     -------


05/03/05                                     10000.00       10000.00
12/31/05                                     10444.00       10929.00
12/31/06                                     11901.00       12655.00




This chart illustrates, hypothetically, that $10,000 was invested in the Core Fund Standard Class shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $11,901. For comparison, look at how the S&P 500 Index did from 5/2/05 through 12/31/06. The same $10,000 investment would have grown to $12,655. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.


Average Annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                 +13.95%
--------------------------------
Inception (5/3/05)       +11.06%
--------------------------------



The Service Class shares total return was 13.66% for the year ended 12/31/06 and its average annual total return was 10.78% for the period from 5/3/05 (commencement of operations) to 12/31/06.

* The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies.

Commencing December 1, 2006, ClearBridge Advisors LLC, a subsidiary of Legg Mason Inc., replaced Salomon Brothers Asset Management Inc. as the Fund's sub-advisor.


                                   Core Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CORE FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,102.70       0.84%         $4.45
Service Class Shares    1,000.00     1,101.40       1.09%          5.77
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,020.97       0.84%         $4.28
Service Class Shares    1,000.00     1,019.71       1.09%          5.55
--------------------------------------------------------------------------




* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                                   Core Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CORE FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  90.97%
------------------------------------------------------
Communications                                 2.02%
Consumer Non-Durables                          7.21%
Consumer Services                              7.10%
Electronic Technology                          8.32%
Energy Minerals                                7.04%
Finance                                       18.54%
Health Services                                0.68%
Health Technology                              4.92%
Industrial Services                            2.37%
Process Industries                             3.41%
Producer Manufacturer                         13.08%
Retail Trade                                   3.39%
Technology Services                            8.57%
Transportation                                 3.21%
Utilities                                      1.11%
------------------------------------------------------
FEDERAL AGENCY (DISCOUNT NOTE)                 7.30%
------------------------------------------------------
EXCHANGE-TRADED FUND                           0.91%
------------------------------------------------------
CLOSED-END FUND                                0.61%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              99.79%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.21%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.



                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------

General Electric                               4.98%
Berkshire Hathaway Class B                     4.49%
Microsoft                                      3.36%
Exxon Mobil                                    2.96%
3M                                             2.50%
Time Warner                                    2.45%
Cisco Systems                                  2.42%
United Technologies                            2.21%
Forest City Enterprises                        2.07%
St. Paul Travelers                             1.98%
------------------------------------------------------






                                   Core Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                       NUMBER OF       MARKET
                                        SHARES         VALUE
                                                      (U.S.$)


     COMMON STOCK-90.97%
     COMMUNICATIONS-2.02%
     ALLTEL........................        7,700    $   465,696
     Sprint Nextel.................       15,400        290,906
     Verizon Communications........        8,550        318,402
                                                    -----------
                                                      1,075,004
                                                    -----------
     CONSUMER NON-DURABLES-7.21%
     Cadbury Schweppes ADR.........        9,640        413,845
  +  Dean Foods....................        4,100        173,348
     General Mills.................        8,500        489,600
     Heinz (H.J.)..................        3,305        148,758
     Hershey.......................        1,600         79,680
     Kimberly-Clark................        6,700        455,265
     PepsiCo.......................       13,250        828,788
     Procter & Gamble..............       15,272        981,531
     Wrigley, (Wm) Jr..............        5,075        262,479
                                                    -----------
                                                      3,833,294
                                                    -----------
     CONSUMER SERVICES-7.10%
     Disney (Walt).................       25,600        877,312
  +  eBay..........................        5,800        174,406
  +  EchoStar Communications Class
      A...........................         5,700        216,771
     Gannett.......................        2,900        175,334
  +  Idearc........................          392         11,231
     Marcus........................        6,000        153,480
     McDonald's....................        6,850        303,661
     Meredith......................        4,100        231,035
     Time Warner...................       59,700      1,300,265
  +  Viacom Class B................        5,362        220,003
     Warner Music Group............        4,640        106,488
                                                    -----------
                                                      3,769,986
                                                    -----------
     ELECTRONIC TECHNOLOGY-8.32%
  +  3Com..........................       59,850        245,984
  +  Agere Systems.................       12,700        243,459
  +  Cisco Systems.................       46,950      1,283,143
  +  EMC...........................       51,150        675,180
     Intel.........................        4,090         82,823
  +  Juniper Networks..............       20,500        388,270
     Motorola......................       16,600        341,296
     QUALCOMM......................       12,800        483,712
     Raytheon......................       12,800        675,840
                                                    -----------
                                                      4,419,707
                                                    -----------
     ENERGY MINERALS-7.04%
     BP ADR........................        2,450        164,395
     Canadian Natural Resources....       11,900        633,437
     Cimarex Energy................        5,750        209,875
     Devon Energy..................        6,700        449,436
     EnCana........................       12,750        585,863
     Exxon Mobil...................       20,500      1,570,914
     Suncor Energy.................        1,625        128,229
                                                    -----------
                                                      3,742,149
                                                    -----------
     FINANCE-18.54%
     American Express..............       17,100      1,037,457
     Bank of America...............       14,500        774,155
     Bank of New York..............        8,700        342,519
  +  Berkshire Hathaway Class A....            2        219,980
  +  Berkshire Hathaway Class B....          651      2,386,565
     Brookline Bancorp.............        5,750         75,728
     Forest City Enterprises.......       18,800      1,097,920
     Goldman Sachs Group...........        1,015        202,340
     Hudson City Bancorp...........       12,500        173,500
     JPMorgan Chase................        8,550        412,965
     Marsh & McLennan..............       17,100        524,286
     Merrill Lynch.................        6,850        637,735
     St. Paul Travelers............       19,600      1,052,324
     Wells Fargo...................       25,600        910,336
                                                    -----------
                                                      9,847,810
                                                    -----------
     HEALTH SERVICES-0.68%
     UnitedHealth Group............        6,675        358,648
                                                    -----------
                                                        358,648
                                                    -----------
     HEALTH TECHNOLOGY-4.92%
  +  Amgen.........................        5,875        401,321
  +  Genentech.....................        2,500        202,825
     Johnson & Johnson.............       15,750      1,039,815
     Pfizer........................       21,350        552,965
     Schering-Plough...............        5,100        120,564
     Wyeth.........................        5,800        295,336
                                                    -----------
                                                      2,612,826
                                                    -----------
     INDUSTRIAL SERVICES-2.37%
  +  National Oilwell Varco........        2,600        159,068
     Schlumberger..................        5,050        318,958
     Waste Management..............       21,300        783,201
                                                    -----------
                                                      1,261,227
                                                    -----------
     PROCESS INDUSTRIES-3.41%
     Cytec Industries..............        6,975        394,157
     duPont (E.I.) deNemours.......       13,650        664,892
     Ecolab........................        5,200        235,040
     PPG Industries................        8,100        520,101
                                                    -----------
                                                      1,814,190
                                                    -----------
     PRODUCER MANUFACTURER-13.08%
     3M............................       17,050      1,328,707
     General Electric..............       71,050      2,643,770
     Honeywell International.......       10,200        461,448
     Masco.........................        4,900        146,363
     Pitney Bowes..................       10,200        471,138
     Tyco International............       23,850        725,040
     United Technologies...........       18,775      1,173,813
                                                    -----------
                                                      6,950,279
                                                    -----------


                                   Core Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                       NUMBER OF       MARKET
                                        SHARES         VALUE
                                                      (U.S.$)

     COMMON STOCK (CONTINUED)
     RETAIL TRADE-3.39%
     Costco Wholesale..............        4,100    $   216,767
     Home Depot....................        4,900        196,784
     Wal-Mart Stores...............       21,350        985,943
     Walgreen......................        8,700        399,243
                                                    -----------
                                                      1,798,737
                                                    -----------
     TECHNOLOGY SERVICES-8.57%
     Accenture Limited Class A.....        6,000        221,580
     Automatic Data Processing.....       10,900        536,825
  +  Google Class A................          865        398,315
     International Business
      Machines....................         8,525        828,204
     Microsoft.....................       59,700      1,782,642
  +  VeriSign......................       14,500        348,725
  +  Yahoo.........................       17,050        435,457
                                                    -----------
                                                      4,551,748
                                                    -----------
     TRANSPORTATION-3.21%
     Florida East Coast
      Industries..................        10,500        625,800
     Southwest Airlines............       20,700        317,124
     United Parcel Service Class
      B...........................        10,200        764,796
                                                    -----------
                                                      1,707,720
                                                    -----------
     UTILITIES-1.11%
  +  Covanta.......................        9,020        198,801
     Duke Energy...................       11,728        389,487
                                                    -----------
                                                        588,288
                                                    -----------
     TOTAL COMMON STOCK
      (COST $43,223,055)..........                   48,331,613
                                                    -----------


                                       PRINCIPAL
                                        AMOUNT
                                        (U.S.$)

  ++ FEDERAL AGENCY (DISCOUNT NOTE)-7.30%
     Federal Home Loan Bank
      Discount Notes 4.836%
      1/2/07......................    $3,878,000      3,877,480
                                                    -----------
     TOTAL FEDERAL AGENCY (DISCOUNT
      NOTE) (COST $3,877,480).....                    3,877,480
                                                    -----------


                                       NUMBER OF
                                        SHARES

     EXCHANGE-TRADED FUND - 0.91%
     iShares MSCI Japan Index
      Fund........................        34,100        484,220
                                                    -----------
     TOTAL EXCHANGE-TRADED FUND
      (COST $451,918).............                      484,220
                                                    -----------
     CLOSED-END FUND-0.61%
     Streettracks Gold Trust.......        5,150        325,583
                                                    -----------
     TOTAL CLOSED-END FUND
      (COST $278,672).............                      325,583
                                                    -----------








TOTAL MARKET VALUE OF SECURITIES-99.79% (COST $47,831,125)....................    53,018,896
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.21%.........................       112,515
                                                                                 -----------
NET ASSETS APPLICABLE TO 4,513,135 SHARES OUTSTANDING-100.00%.................   $53,131,411
                                                                                 ===========
NET ASSET VALUE-CORE FUND STANDARD CLASS ($49,273,641 / 4,185,211 SHARES).....       $11.773
                                                                                     =======
NET ASSET VALUE-CORE FUND SERVICE CLASS ($3,857,770 / 327,924 SHARES).........       $11.764
                                                                                     =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $48,135,391
Undistributed net investment income...........................................        62,901
Accumulated net realized loss on investments..................................      (254,644)
Net unrealized appreciation of investments and foreign currencies.............     5,187,763
                                                                                 -----------
Total net assets..............................................................   $53,131,411
                                                                                 ===========




----------

++ Zero coupon security. The interest rate shown is the yield at the time of purchase.

+  Non-income producing security for the year ended December 31, 2006.

ADR-American Depositary Receipts

                             See accompanying notes

                                   Core Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CORE FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Dividends.............................   $  540,978
Interest..............................      155,689
Foreign tax withheld..................         (936)
                                         ----------
                                            695,731
                                         ----------
EXPENSES:
Management fees.......................      239,759
Accounting and administration
 expenses............................       109,803
Professional fees.....................       27,448
Reports and statements to
 shareholders........................        23,273
Custodian fees........................       11,071
Trustees' fees........................        8,000
Distribution expenses-Service Class...        5,465
Other.................................        7,217
                                         ----------
                                            432,036
Less expenses absorbed or waived......     (131,430)
Less expense paid indirectly..........       (3,260)
                                         ----------
Total operating expenses..............      297,346
                                         ----------
NET INVESTMENT INCOME.................      398,385
                                         ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized loss on:
 Investments.........................      (224,249)
 Foreign currencies..................           (24)
                                         ----------
Net realized loss.....................     (224,273)
Net change in unrealized
 appreciation/depreciation of
 investments and foreign currencies..     4,890,274
                                         ----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCIES...    4,666,001
                                         ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS......................   $5,064,386
                                         ==========




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                                 5/3/05*
                                  YEAR ENDED        TO
                                   12/31/06      12/31/05
                                 -----------   -----------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.........   $   398,385   $    56,572
Net realized gain (loss) on
 investments and foreign
 currencies..................       (224,273)          844
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies..................      4,890,274       297,489
                                 -----------   -----------
Net increase in net assets
 resulting from operations...      5,064,386       354,905
                                 -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..............       (317,992)      (44,263)
 Service Class...............        (17,468)       (1,393)
                                 -----------   -----------
                                    (335,460)      (45,656)
                                 -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..............     34,966,124    16,397,777
 Service Class...............      3,808,061       989,232
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class..............        317,992        44,263
 Service Class...............         17,468         1,393
                                 -----------   -----------
                                  39,109,645    17,432,665
                                 -----------   -----------
Cost of shares repurchased:
 Standard Class..............     (5,045,225)   (2,126,597)
 Service Class...............     (1,110,148)     (167,104)
                                 -----------   -----------
                                  (6,155,373)   (2,293,701)
                                 -----------   -----------
Increase in net assets derived
 from capital share
 transactions................     32,954,272    15,138,964
                                 -----------   -----------
NET INCREASE IN NET ASSETS....    37,683,198    15,448,213
NET ASSETS:
Beginning of period...........    15,448,213            --
                                 -----------   -----------
End of period (including
 undistributed net investment
 income of $62,901 and
 $10,921, respectively)......    $53,131,411   $15,448,213
                                 ===========   ===========




----------

*Date of commencement of operations.

                             See accompanying notes



                                   Core Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                              CORE FUND STANDARD CLASS
                                                                                5/3/05(2)
                                                           YEAR ENDED               TO
                                                          12/31/06(1)            12/31/05
                                                          -------------------------------


Net asset value, beginning of period...................     $10.407              $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3)...............................       0.128                0.078
Net realized and unrealized gain on investments and
 foreign currencies...................................        1.322                0.366
                                                            -------              -------
Total from investment operations.......................       1.450                0.444
                                                            -------              -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................................      (0.084)              (0.037)
                                                            -------              -------
Total dividends and distributions......................      (0.084)              (0.037)
                                                            -------              -------

Net asset value, end of period.........................     $11.773              $10.407
                                                            =======              =======

Total return(4)........................................      13.95%                4.44%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)................     $49,273              $14,612
Ratio of expenses to average net assets................       0.84%                0.84%(5)
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly...................        1.22%                3.61%
Ratio of net investment income to average net assets...       1.16%                1.14%
Ratio of net investment income (loss) to average net
 assets prior to fees waived and expense paid
 indirectly...........................................        0.78%               (1.63%)
Portfolio turnover.....................................         46%                  43%



----------

(1)Commencing December 1, 2006, ClearBridge Advisors LLC, a subsidiary of Legg Mason Inc., replaced Salomon Brothers Asset Management Inc. as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5)Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.89%.

                             See accompanying notes



                                   Core Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                            CORE FUND SERVICE CLASS
                                                                             5/3/05(2)
                                                          YEAR ENDED             TO
                                                         12/31/06(1)          12/31/05
                                                         -----------         ---------


Net asset value, beginning of period...................    $10.404            $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3)...............................      0.101              0.061
Net realized and unrealized gain on investments and
 foreign currencies...................................       1.319              0.366
                                                           -------            -------
Total from investment operations.......................      1.420              0.427
                                                           -------            -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................................     (0.060)            (0.023)
                                                           -------            -------
Total dividends and distributions......................     (0.060)            (0.023)
                                                           -------            -------

Net asset value, end of period.........................    $11.764            $10.404
                                                           =======            =======
Total return(4)........................................     13.66%              4.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)................    $ 3,858            $   836
Ratio of expenses to average net assets................      1.09%              1.09%(5)
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly...................       1.47%              3.86%
Ratio of net investment income to average net assets...      0.91%              0.89%
Ratio of net investment income (loss) to average net
 assets prior to fees waived and expense paid
 indirectly...........................................       0.53%             (1.88%)
Portfolio turnover.....................................        46%                43%



----------

(1)Commencing December 1, 2006, ClearBridge Advisors LLC, a subsidiary of Legg Mason Inc., replaced Salomon Brothers Asset Management Inc. as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5)Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.14%.

                             See accompanying notes


                                   Core Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Core Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency--The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses ) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respectives securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                                  Core Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. There were no commission rebates for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.69% of the average daily net assets of the Fund.

Lincoln Life, an affiliate of DMC, has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses, exclusive of distribution fees, exceed 0.84% of average daily net assets. The agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

ClearBridge Advisors LLC (the "Sub-Advisor"), a wholly owned subsidiary of Legg Mason, Inc., is responsible for the day-to-day management of the Fund's investment portfolio. Prior to December 1, 2006, Salomon Brothers Asset Management, Inc., was responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Advisor 0.40% for the first $500 million of the Fund's average daily net assets and 0.35% of any excess of the Fund's average daily net assets over $500 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $64,988.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $19,815.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC..........   $32,627
Accounting and Administration Fees
  Payable to DSC........................    10,833
Administration Fees Payable to Lincoln
  Life .................................     2,083
Distribution Fees Payable to the
  Companies.............................       801


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $44,886,806 and sales of $14,544,727 of investment securities other than short-term investments.

At December 31, 2006, the cost of investments for federal income tax purposes was $48,260,881. At December 31, 2006, net unrealized appreciation was $4,758,015, of which $5,088,852 related to unrealized appreciation of investments and $330,837 related to unrealized depreciation of investments.


                                  Core Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gain (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                    YEAR             PERIOD
                                    ENDED            ENDED
                                  12/31/06         12/31/05*
                                  --------         ---------


Ordinary income................   $335,460          $45,656


--------

* Commenced operations on May 3, 2005.

In addition, the Fund declared an ordinary income consent dividend of $42,155 for the year ended December 31, 2005. Such amount has been deemed paid and contributed to the Fund as additional paid in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest.........   $48,135,391
Undistributed ordinary income.........       215,412
Undistributed long-term capital
  gains...............................        22,603
Post-October currency loss............            (2)
Unrealized appreciation of investments
  and foreign currencies..............     4,758,007
                                         -----------
Net assets............................   $53,131,411
                                         ===========



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED              ACCUMULATED
NET INVESTMENT             NET REALIZED             PAID-IN
    INCOME                  GAIN (LOSS)             CAPITAL
--------------             ------------             -------


   $(10,945)                 $(31,210)              $42,155





                                  Core Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR             PERIOD
                                   ENDED             ENDED
                                  12/31/06         12/31/05*
                                 ---------         ---------


Shares sold:
  Standard Class..............   3,206,110         1,601,281
  Service Class...............     347,923            96,383
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class..............      27,525             4,270
  Service Class...............       1,512               134
                                 ---------         ---------
                                 3,583,070         1,702,068
                                 ---------         ---------
Shares repurchased:
  Standard Class..............    (452,409)         (201,566)
  Service Class...............    (101,917)          (16,111)
                                 ---------         ---------
                                  (554,326)         (217,677)
                                 ---------         ---------
Net increase..................   3,028,744         1,484,391
                                 =========         =========



--------

* Commenced operations on May 3, 2005.

7. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

8. CONTRACTUAL OBLIGATIONS


The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                                  Core Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Core Fund

We have audited the accompanying statement of net assets of the Core Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Core Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                                  Core Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2006, the Fund designates distributions paid during the year as follows:


     (A)              (B)
  LONG-TERM         ORDINARY
CAPITAL GAINS        INCOME           TOTAL             (C)
DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDENDS(1)
-------------    -------------    -------------    ------------


      --              100%             100%             92%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

PROXY RESULTS (UNAUDITED)
The Core Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING       TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES         VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ---------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger..............................      1,444,264      1,444,264       100%        0.00%        0.00%
  Nancy L. Frisby.................................      1,444,264      1,444,264       100%        0.00%        0.00%
  Gary D. Lemon...................................      1,444,264      1,444,264       100%        0.00%        0.00%
  Kenneth G. Stella...............................      1,444,264      1,444,264       100%        0.00%        0.00%
  David H. Windley................................      1,444,264      1,444,264       100%        0.00%        0.00%
2. The approval of a new sub-advisory agreement
  for the Core Fund between Delaware Management
  Company (the "Adviser") and the Fund's sub-
  adviser, Salomon Brothers Asset Management, Inc.
  (the "Sub-Adviser") with no change in the
  overall management fee that the Fund pays.......      1,444,264      1,444,264       100%        0.00%        0.00%



----------

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AGREEMENT
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust. The Independent Trustees reviewed materials provided by DMC and Lincoln Life prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC and Lincoln Life provided extensive information in response to this request. Among other information, Lincoln Life and DMC provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including the Form ADV of DMC, information about profitability and financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement.

In considering approval of the renewal of the investment advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory agreement. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory agreement.

The Independent Trustees considered the nature, extent and quality of the services provided by DMC for the Fund and considered its response to a request for information from Lincoln Life, including compliance and oversight of the sub-adviser, DMC's criteria for review of a sub-adviser's performance and reviewed background information regarding the compliance staff. The Independent Trustees considered the delegation of day-to-day portfolio management responsibility to Salomon Brothers Asset Management Inc. ("SBAM"), a subsidiary of Legg Mason, Inc. ("Legg Mason"). The Independent Trustees concluded that the services provided by DMC were acceptable.


                                  Core Fund-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
OTHER FUND INFORMATION (CONTINUED)

The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information for the Fund's Lipper expense peer group. The Board was provided information on the advisory fee DMC charges to other funds and its institutional account fee schedule. The Independent Trustees considered that the Fund's advisory fee was below the average of the Fund's Lipper expense peer group, and concluded that the Fund's advisory fee was reasonable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees also noted that Lincoln Life has agreed to limit the Fund's expenses through at least April 30, 2007. The Independent Trustees considered the Fund's advisory fee and the Fund's asset size, and concluded that given the Fund's asset size and expense limitation that there were no economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients, and considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund.

The Independent Trustees noted that renewal of the sub-advisory agreement with SBAM was not necessary in August because the sub-advisory agreement had recently been approved by the Board and shareholders in connection with a change of control of SBAM.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
At a meeting held on November 13, 2006, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust, considered and approved a sub-advisory agreement (the "Sub-Advisory Agreement") between DMC and ClearBridge Advisors, LLC ("ClearBridge"), an affiliate of SBAM, the current sub-advisor, on behalf of the Fund. The Independent Trustees reviewed materials provided by Funds Management and ClearBridge, including information about ClearBridge's resources, personnel, services to be performed, compliance policies and procedures and regulatory matters. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Sub-Advisory Agreement and the factors that they should consider in approving such sub-advisory agreements. In considering approval of the Sub-Advisory Agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees.

In considering the approval of the Sub-Advisory Agreement, the Independent Trustees considered the nature, extent and quality of services to be provided by ClearBridge under the Sub-Advisory Agreement. The Independent Trustees noted Funds Management's representation that the transfer of sub-advisory duties from SBAM to ClearBridge would not result in any material change in the nature or the level of investment advisory services provided to the Fund and that the current portfolio managers were expected to continue to manage the Fund. The Independent Trustees reviewed the services to be provided by ClearBridge, the background of the investment professionals servicing the Fund and the reputation and resources of ClearBridge and its affiliated companies. The Independent Trustees also noted that the Sub-Advisory Agreement contains substantially the same terms as those in place under the current sub-advisory agreement. The Independent Trustees reviewed the Fund's investment performance since inception compared to the average of its Lipper performance peer group and a securities market index and noted that performance has been just below the average of the Lipper performance peer group and below the index. In light of the Fund's short operating history, the Independent Trustees noted that such short-term performance was not necessarily indicative of the Fund's long-term prospects. The Independent Trustees concluded that the services to be provided by ClearBridge were expected to be acceptable.

The Independent Trustees considered the sub-advisory fee schedule under the Sub-Advisory Agreement, noted that it was identical to the current sub-advisory fee schedule, and noted ClearBridge's representation that such fee schedule was in line with equity business partners. The Independent Trustees concluded that the sub-advisory schedule was reasonable. Although no information on the estimated profitability to ClearBridge as sub-advisor was provided, the Independent Trustees noted its representation that it did not estimate any changes in the cost of services provided to the Fund and concluded that ClearBridge's profitability was not expected to be unreasonable. The Independent Trustees considered other benefits available to ClearBridge because of its relationship to the Fund and noted that ClearBridge has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of ClearBridge.

At the November 13th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the Sub-Advisory Agreement and the fees and other amounts to be paid under the Sub-Advisory Agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory Corporation ("JPIA") and a sub-advisory agreement on behalf of the Fund with ClearBridge Advisors, LLC (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval of the Proposed Advisory Agreement. A shareholder meeting to consider the approval of the Proposed Advisory Agreement is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the

                                  Core Fund-16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
OTHER FUND INFORMATION (CONTINUED)

Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the Jefferson-Pilot Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current advisory agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was below the average of the Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, approved the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
On November 13, 2006, in conjunction with the Board's approval of the Proposed Advisory Agreement with JPIA, the Board also approved a new Sub-Advisory Agreement, on behalf of the Fund, between JPIA and ClearBridge, the Fund's sub-adviser. The Board considered that the sole difference between the Fund's current sub-advisory agreement and the new Sub-Advisory Agreement was a change to the investment adviser party to the agreement -- JPIA rather than DMC. The Board considered that it had approved the current sub-advisory agreement earlier in the meeting. In addition to the materials provided by Funds Management in connection with the merger of the Lincoln and Jefferson-Pilot organizations, the Board considered the information provided in connection with the approval of the current sub-advisory agreement. In approving the new Sub-Advisory Agreement, the Board, including all of the Independent Trustees, noted its considerations and conclusions with respect to its approval of the current sub-advisory agreement.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                                  Core Fund-17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CORE FUND
OTHER FUND INFORMATION (CONTINUED)

REORGANIZATION
On November 13, 2006, the Fund's Board of Trustees approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the acquisition of assets and the assumption of liabilities of the Lincoln Variable Insurance Products Trust Core Fund (the "LVIP Core Fund") by the Lincoln Variable Insurance Products Trust S&P 500 Index Fund (the "LVIP S&P 500 Index Fund"), a new "shell" series of the Trust, in exchange for shares of the LVIP S&P 500 Index Fund. The Reorganization Agreement also provides for distribution of the shares of the LVIP S&P 500 Index Fund to shareholders of the LVIP Core Fund in liquidation and subsequent termination of the LVIP Core Fund. The Reorganization is subject to shareholder approval.

"Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jefferson Pilot Variable Corporation. Lincoln Life's products are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the products.



                                  Core Fund-18

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February  1998    Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May
Fort Wayne, IN 46802                     2006
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                                  Core Fund-19

                                                              EQUITY-INCOME FUND

                                     [LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Equity-Income Fund
                            Annual Report
                            December 31, 2006





                                                              EQUITY-INCOME FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 11.27% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2006, while its benchmark, the Russell 1000 Value Index*, returned 22.25%.

For the 12 months ending December 31, 2006, U.S. equities posted double-digit gains. Through its last tightening at mid year, the Federal Reserve Board had increased interest rates 17 times since mid-2004. The economy demonstrated resiliency and the corporate profit cycle remained positive. Following sharp gains earlier in the period, energy prices moderated in the second half of the year. Meanwhile, the yield curve remained flat with two-year maturity Treasury bonds yielding slightly more than 10-year maturity bonds at period end. High-yield bonds outpaced investment grade issues. Value stocks outpaced growth stocks across all market capitalizations.

Poor stock selection in the financials and energy sectors held back the Fund's relative returns the most. Among financials, poor performance from AIG and SLM detracted most from relative returns; among energy, Sunoco, Tesoro and Valero Energy did not perform up to expectations. On the positive side, Peabody Energy, Johnson Controls and Hewlett-Packard were the top contributors to relative return. At December 31, 2006, the Fund no longer held positions in AIG, SLM, Peabody Energy and Johnson Controls.

Ciaran O'Neill
Pyramis Global Advisors--a Fidelity Company


Growth of $10,000 invested 12/31/96 through 12/31/06



(LINE GRAPH)

                                          EQUITY-INCOME FUND
                                            STANDARD CLASS      RUSSELL 1000
                                                SHARES           VALUE INDEX
                                          ------------------    ------------


12/31/96                                       10000.00           10000.00
                                               13068.00           13518.00
                                               14732.00           15631.00
                                               15655.00           16780.00
                                               17318.00           17956.00
                                               16047.00           16952.00
                                               13532.00           14321.00
                                               17910.00           18621.00
                                               19660.00           21693.00
                                               20542.00           23223.00
12/31/06                                       22857.00           28389.00




This chart illustrates, hypothetically, that $10,000 was invested in the Equity-Income Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $22,857. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have grown to $28,389. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                 +11.27%
--------------------------------
Five Years                +7.33%
--------------------------------
Ten Years                 +8.62%
--------------------------------



The Service Class shares total return was 11.00% for the year ended 12/31/06 and its average annual total return was 11.31% for the period from 5/19/04 (commencement of operations) to 12/31/06.

* The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

  Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR) replaced FMR as the Fund's sub-advisor.


                              Equity-Income Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,084.30       0.61%         $3.20
Service Class Shares    1,000.00     1,082.90       0.86%          4.52
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,022.13       0.61%         $3.11
Service Class Shares    1,000.00     1,020.87       0.86%          4.38
--------------------------------------------------------------------------



Pyramis Global Advisors, LLC waived the sub-advisory fees for the months of July and August, 2006 to offset the costs incurred by the Fund to transition to the new portfolio manager. If the sub-advisory fees were not waived the expense analysis would have been as follows:


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,084.30       0.68%         $3.57
Service Class Shares    1,000.00     1,082.90       0.93%          4.88
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,021.78       0.68%         $3.47
Service Class Shares    1,000.00     1,020.52       0.93%          4.74
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                              Equity-Income Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  99.45%
------------------------------------------------------
Aerospace & Defense                            1.41%
Automobiles & Automotive Parts                 0.50%
Banking                                        9.15%
Buildings & Materials                          0.74%
Cable, Media & Publishing                      1.91%
Chemicals                                      0.88%
Commercial Services                            1.02%
Computers & Technology                         2.45%
Distribution Services                          0.00%
Electronics & Electrical Equipment             0.97%
Energy                                        14.00%
Environmental Services                         0.83%
Financials                                    14.93%
Food, Beverage & Tobacco                       5.89%
Health Care & Pharmaceuticals                  7.24%
Industrial Machinery                           2.72%
Insurance                                     11.66%
Metals & Mining                                2.72%
Retail                                         5.93%
Telecommunications                             7.27%
Transportation & Shipping                      0.87%
Utilities                                      6.36%
------------------------------------------------------
COMMERCIAL PAPER                               0.13%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              99.58%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.42%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.



                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------

Exxon Mobil                                    4.94%
AT&T                                           4.74%
Bank of America                                4.67%
JPMorgan Chase & Co                            3.64%
Citigroup                                      2.65%
Merck                                          2.46%
Hewlett-Packard                                2.45%
Altria Group                                   2.45%
Morgan Stanley                                 2.23%
Fannie Mae                                     2.13%
------------------------------------------------------





                              Equity-Income Fund-3

                              Equity-Income Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                                           NUMBER OF      MARKET
                                                            SHARES         VALUE
                                                                          (U.S.$)


     COMMON STOCK-99.45%
     AEROSPACE & DEFENSE-1.41%
     Raytheon..........................................      202,700   $$10,702,560
                                                                       ------------
                                                                         10,702,560
                                                                       ------------
     AUTOMOBILES & AUTOMOTIVE PARTS-0.50%
     Autoliv...........................................       63,100      3,804,930
                                                                       ------------
                                                                          3,804,930
                                                                       ------------
     BANKING-9.15%
     Bank of America...................................      663,100     35,402,909
     East-West Bancorp.................................      129,000      4,569,180
     Hudson City Bancorp...............................      191,200      2,653,856
     PNC Financial Services Group......................       93,500      6,922,740
     SunTrust Banks....................................       93,700      7,912,965
     UCBH Holdings.....................................      126,769      2,226,064
     Wells Fargo.......................................      272,200      9,679,432
                                                                       ------------
                                                                         69,367,146
                                                                       ------------
     BUILDINGS & MATERIALS-0.74%
  +  Washington Group International....................       94,100      5,626,239
                                                                       ------------
                                                                          5,626,239
                                                                       ------------
     CABLE, MEDIA & PUBLISHING-1.91%
     Omnicom Group.....................................       36,300      3,794,802
     Time Warner.......................................      491,800     10,711,404
                                                                       ------------
                                                                         14,506,206
                                                                       ------------
     CHEMICALS-0.88%
     Ashland...........................................       44,900      3,106,182
     FMC...............................................       46,600      3,567,230
                                                                       ------------
                                                                          6,673,412
                                                                       ------------
     COMMERCIAL SERVICES-1.02%
     McKesson..........................................      152,700      7,741,890
                                                                       ------------
                                                                          7,741,890
                                                                       ------------
     COMPUTERS & TECHNOLOGY-2.45%
     Hewlett-Packard...................................      451,400     18,593,166
                                                                       ------------
                                                                         18,593,166
                                                                       ------------
     DISTRIBUTION SERVICES-0.00%
  +  WESCO International...............................          300         17,643
                                                                       ------------
                                                                             17,643
                                                                       ------------
     ELECTRONICS & ELECTRICAL EQUIPMENT-0.97%
  +  Energizer Holdings................................       54,300      3,854,757
     General Electric..................................       94,330      3,510,019
                                                                       ------------
                                                                          7,364,776
                                                                       ------------
     ENERGY-14.00%
     Devon Energy......................................      125,000      8,385,000
     Exxon Mobil.......................................      488,900     37,464,407
     Frontier Oil......................................      101,600      2,919,984
     Marathon Oil......................................      121,600     11,248,000
     Occidental Petroleum..............................      265,800     12,979,014
  +  SEACOR Holdings...................................       27,400      2,716,436
     Sunoco............................................      159,000      9,915,240
     Tesoro............................................      151,200      9,944,424
     Valero Energy.....................................      206,700     10,574,772
                                                                       ------------
                                                                        106,147,277
                                                                       ------------
     ENVIRONMENTAL SERVICES-0.83%
     Waste Management..................................      171,800      6,317,086
                                                                       ------------
                                                                          6,317,086
                                                                       ------------
     FINANCIALS-14.93%
     Ameriprise Financial..............................      127,800      6,965,100
     Bear Stearns......................................       39,000      6,348,420
     Citigroup.........................................      360,998     20,107,589
     Countrywide Financial.............................      161,000      6,834,450
     Fannie Mae........................................      272,200     16,165,958
     JPMorgan Chase & Co...............................      571,000     27,579,299
     Merrill Lynch.....................................      131,400     12,233,340
     Morgan Stanley....................................      207,900     16,929,297
                                                                       ------------
                                                                        113,163,453
                                                                       ------------
     FOOD, BEVERAGE & TOBACCO-5.89%
     Altria Group......................................      216,100     18,545,702
     General Mills.....................................      133,600      7,695,360
     Kroger............................................      418,300      9,650,181
     Molson Coors Brewing Class B......................       67,400      5,152,056
     Safeway...........................................      103,900      3,590,784
                                                                       ------------
                                                                         44,634,083
                                                                       ------------
     HEALTH CARE & PHARMACEUTICALS-7.24%
     Aetna.............................................      137,600      5,941,568
     Caremark Rx.......................................      119,200      6,807,512
  +  Endo Pharmaceuticals Holdings.....................       68,400      1,886,472
     Merck.............................................      427,700     18,647,720
     Pfizer............................................      597,200     15,467,480
     Procter & Gamble..................................       95,300      6,124,931
                                                                       ------------
                                                                         54,875,683
                                                                       ------------
     INDUSTRIAL MACHINERY-2.72%
  +  AGCO..............................................       48,900      1,512,966
     Deere & Co........................................       86,200      8,195,034
     Joy Global........................................      112,000      5,414,080
  +  Terex.............................................       84,500      5,457,010
                                                                       ------------
                                                                         20,579,090
                                                                       ------------
     INSURANCE-11.66%
     ACE Limited.......................................      117,700      7,129,089
     Ambac Financial Group.............................       88,100      7,847,067
     Chubb.............................................      248,000     13,121,680
     Fidelity National Financial Class A...............       64,678      1,544,511
     Genworth Financial................................      297,100     10,163,791
     Hartford Financial Services.......................      118,100     11,019,911
     HCC Insurance Holdings............................      155,400      4,986,786
     MBIA..............................................       67,400      4,924,244
     MetLife...........................................       76,600      4,520,166
     MGIC Investment...................................      109,400      6,841,876
     Prudential Financial..............................      101,700      8,731,962
     Radian Group......................................       45,900      2,474,469
     Reinsurance Group of America......................       91,800      5,113,260
                                                                       ------------
                                                                         88,418,812
                                                                       ------------
     METALS & MINING-2.72%
     Commercial Metals.................................      166,900      4,306,020
     Nucor.............................................      105,200      5,750,232
     United States Steel...............................      143,800     10,517,532
                                                                       ------------
                                                                         20,573,784
                                                                       ------------
     RETAIL-5.93%
  +  AnnTaylor Stores..................................      145,700      4,784,788
     Best Buy..........................................       93,100      4,579,589
  +  BJ's Wholesale Club...............................       62,400      1,941,264
     Domino's Pizza....................................          500         14,000
     Federated Department Stores.......................      259,200      9,883,296
     Home Depot........................................      143,300      5,754,928
     Nordstrom.........................................          500         24,670
     OfficeMax.........................................      162,400      8,063,160
     Penney (J.C.).....................................       78,700      6,088,232
     Yum Brands........................................       65,000      3,822,000
                                                                       ------------
                                                                         44,955,927
                                                                       ------------
     TELECOMMUNICATIONS-7.27%
     AT&T..............................................    1,004,600     35,914,450
     Motorola..........................................      465,500      9,570,680
  +  Qwest Communications International................    1,149,400      9,620,478
                                                                       ------------
                                                                         55,105,608
                                                                       ------------
     TRANSPORTATION & SHIPPING-0.87%
     Norfolk Southern..................................       78,060      3,925,637
  +  YRC Worldwide.....................................       71,000      2,678,830
                                                                       ------------
                                                                          6,604,467
                                                                       ------------
     UTILITIES-6.36%
  +  AES...............................................      467,500     10,303,700
     Centerpoint Energy................................      186,300      3,088,854
     Constellation Energy..............................       43,900      3,023,393
     Edison International..............................      220,200     10,014,696
  +  NRG Energy........................................      117,500      6,581,175
     Sempra Energy.....................................       80,700      4,516,779
     TXU...............................................      152,700      8,277,867
     Wisconsin Energy..................................       50,700      2,406,223
                                                                       ------------
                                                                         48,212,687
                                                                       ------------
     TOTAL COMMON STOCK
      (COST $666,950,479).............................                  753,985,925
                                                                       ------------


                                                           PRINCIPAL
                                                            AMOUNT
                                                            (U.S.$)

 =/  COMMERCIAL PAPER-0.13%
     Anheuser Busch
      5.241% 1/2/07...................................    $1,005,000      1,004,854
                                                                       ------------
     TOTAL COMMERCIAL PAPER
      (COST $1,004,854)...............................                    1,004,854
                                                                       ------------








TOTAL MARKET VALUE OF SECURITIES-99.58% (COST $667,955,333)...........    754,990,779
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.42%.................      3,188,300
                                                                         ------------
NET ASSETS APPLICABLE TO 41,588,213 SHARES OUTSTANDING-100.00%........   $758,179,079
                                                                         ============
NET ASSET VALUE-EQUITY-INCOME FUND STANDARD CLASS ($738,199,369 /
  40,491,260 SHARES)..................................................        $18.231
                                                                              =======
NET ASSET VALUE-EQUITY-INCOME FUND SERVICE CLASS ($19,979,710 /
  1,096,953 SHARES)...................................................        $18.214
                                                                              =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)........   $602,835,764
Undistributed net investment income...................................      1,824,752
Accumulated net realized gain on investments..........................     66,483,117
Net unrealized appreciation of investments and foreign currencies.....     87,035,446
                                                                         ------------
Total net assets......................................................   $758,179,079
                                                                         ============




----------
+Non-income producing security for the year ended December 31, 2006.

=/The interest rate shown is the effective yield as of the time of purchase.

                             See accompanying notes



                              Equity-Income Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Dividends............................   $14,354,967
Interest.............................       344,540
Foreign tax withheld.................       (57,048)
                                        -----------
                                         14,642,459
                                        -----------
EXPENSES:
Management fees......................     5,575,570
Accounting and administration
 expenses...........................        351,409
Reports and statements to
 shareholders.......................         89,266
Custodian fees.......................        38,716
Distribution expenses-Service Class..        33,925
Professional fees....................        32,025
Trustees' fees.......................         8,000
Other................................        23,106
                                        -----------
                                          6,152,017
Less expenses absorbed or waived.....      (898,139)
Less expense paid indirectly.........        (2,942)
                                        -----------
Total operating expenses.............     5,250,936
                                        -----------
NET INVESTMENT INCOME................     9,391,523
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
 Investments........................     73,455,657
 Foreign currencies.................           (650)
                                        -----------
Net realized gain....................    73,455,007
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies.........................     (1,513,423)
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES.........................     71,941,584
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $81,333,107
                                        ===========




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS




                                          YEAR ENDED
                                   12/31/06        12/31/05
                                -------------   -------------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income........   $   9,391,523   $   9,664,640
Net realized gain on
 investments and foreign
 currencies.................       73,455,007      65,868,519
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies.................       (1,513,423)    (42,374,528)
                                -------------   -------------
Net increase in net assets
 resulting from operations..       81,333,107      33,158,631
                                -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............       (8,378,484)     (8,704,210)
 Service Class..............         (162,904)        (48,068)
Net realized gain on
 investments:
 Standard Class.............      (60,490,254)    (25,589,460)
 Service Class..............         (951,687)        (25,230)
                                -------------   -------------
                                  (69,983,329)    (34,366,968)
                                -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............       14,065,614       9,751,013
 Service Class..............       14,898,077       6,774,840
Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class.............       68,868,738      34,293,670
 Service Class..............        1,114,591          73,298
                                -------------   -------------
                                   98,947,020      50,892,821
                                -------------   -------------
Cost of shares repurchased:
 Standard Class.............     (121,474,431)   (107,199,635)
 Service Class..............       (3,029,032)       (628,095)
                                -------------   -------------
                                 (124,503,463)   (107,827,730)
                                -------------   -------------
Decrease in net assets
 derived from capital share
 transactions...............      (25,556,443)    (56,934,909)
                                -------------   -------------
NET DECREASE IN NET ASSETS...     (14,206,665)    (58,143,246)
NET ASSETS:
Beginning of year............     772,385,744     830,528,990
                                -------------   -------------
End of year (including
 undistributed net
 investment income of
 $1,824,752 and $975,267,
 respectively)..............    $ 758,179,079   $ 772,385,744
                                =============   =============




                             See accompanying notes



                              Equity-Income Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                        EQUITY-INCOME FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                              12/31/06(1)         12/31/05          12/31/04          12/31/03(2)         12/31/02
                                              ------------------------------------------------------------------------------------


Net asset value, beginning of period.......     $ 17.994          $ 18.020          $ 16.595            $ 12.653          $ 15.339

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)...................        0.221             0.217             0.247               0.163             0.162
Net realized and unrealized gain (loss) on
 investments and foreign currencies.......         1.720             0.540             1.366               3.921            (2.544)
                                                --------          --------          --------            --------          --------
Total from investment operations...........        1.941             0.757             1.613               4.084            (2.382)
                                                --------          --------          --------            --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income......................       (0.205)           (0.204)           (0.188)             (0.142)           (0.148)
Net realized gain on investments...........       (1.499)           (0.579)               --                  --            (0.156)
                                                --------          --------          --------            --------          --------
Total dividends and distributions..........       (1.704)           (0.783)           (0.188)             (0.142)           (0.304)
                                                --------          --------          --------            --------          --------

Net asset value, end of period.............     $ 18.231          $ 17.994          $ 18.020            $ 16.595          $ 12.653
                                                ========          ========          ========            ========          ========

Total return(4)............................       11.27%             4.49%             9.77%              32.35%           (15.67%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....     $738,199          $765,796          $830,276            $810,728          $618,330
Ratio of expenses to average net assets....        0.69%             0.78%             0.80%               0.82%             0.82%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly...............................         0.80%             0.80%             0.80%               0.82%             0.82%
Ratio of net investment income to average
 net assets...............................         1.24%             1.23%             1.47%               1.15%             1.16%
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly..................         1.13%             1.21%             1.47%               1.15%             1.16%
Portfolio turnover.........................         199%              151%              120%                134%              130%



----------
(1)Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR), replaced FMR as the Fund's sub-advisor.

(2)Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity Income Fund, Inc.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                              Equity-Income Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:



                                               EQUITY-INCOME FUND SERVICE CLASS
                                                                            5/19/04(2)
                                                YEAR ENDED                      TO
                                       12/31/06(1)         12/31/05          12/31/04
                                       -----------------------------------------------


Net asset value, beginning of
 period............................      $17.980            $18.013           $15.895

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3)............       0.177              0.172             0.144
Net realized and unrealized gain on
 investments and foreign
 currencies........................        1.717              0.539             2.141
                                         -------            -------           -------
Total from investment operations....       1.894              0.711             2.285
                                         -------            -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income...............      (0.161)            (0.165)           (0.167)
Net realized gain on investments....      (1.499)            (0.579)               --
                                         -------            -------           -------
Total dividends and distributions...      (1.660)            (0.744)           (0.167)
                                         -------            -------           -------

Net asset value, end of period......     $18.214            $17.980           $18.013
                                         =======            =======           =======

Total return(4).....................      11.00%              4.23%            14.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)..........................      $19,980            $ 6,590           $   253
Ratio of expenses to average net
 assets............................        0.94%              1.03%             1.05%
Ratio of expenses to average net
 assets prior to fees waived and
 expense paid indirectly...........        1.05%              1.05%             1.05%
Ratio of net investment income to
 average net assets................        0.99%              0.98%             1.40%
Ratio of net investment income to
 average net assets prior to fees
 waived and expense paid
 indirectly........................        0.88%              0.96%             1.40%
Portfolio turnover..................        199%               151%            120%(5)



----------
(1)Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR), replaced FMR as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(5) The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

                             See accompanying notes



                              Equity-Income Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Equity-Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed LVIP FI Equity-Income Fund.

The Fund's investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the
effective date. Recent SEC guidance allows   implementing FIN 48 in Fund net
asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for

                              Equity-Income Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $226,824 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

DMC has contractually agreed to waive a portion of its advisory fee through April 30, 2007. The waiver amount is 0.03% on the first $250 million of average daily net assets of the Fund, 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. Prior to September 1, 2006, the waiver amount was 0.00% on the first $250 million of average daily net assets of the Fund, 0.05% on the next $500 million and 0.10% of average daily net assets in excess of $750 million. This waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

Pyramis Global Advisors, LLC, (the "Sub-Advisor"), a Fidelity Investments Company, is responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Advisor 0.45% on the first $250 million of the Fund's average daily net assets, 0.40% on the next $500 million and 0.35% of the average daily net assets of the Fund in excess of $750 million. Prior to September 1, 2006, Fidelity Management & Research Company was responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, paid the Sub-Advisor 0.48% on the first $250 million of the Fund's average daily net assets, 0.43% of the next $500 million and 0.38% of the average daily net assets of the Fund in excess of $750 million. Pyramis Global Advisors, LLC waived the sub-advisory fees for the months of July and August, 2006 to offset the costs incurred by the Fund to transition to the new portfolio manager. Total sub-advisory fees waived were $559,904.

The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-advisor. The commissions paid to these affiliated firms were $16,355 for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $306,364.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these services amounted to $20,045.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had receivables due from or liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $(472,403)
Accounting and Administration Fees
  Payable to DSC.......................     (50,753)
Administration Fees Payable to Lincoln
  Life ................................      (2,083)
Distribution Fees Payable to the
  Companies............................      (4,159)
Receivable from Lincoln Life...........      41,323




                              Equity-Income Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $1,506,280,388 and sales of $1,594,404,947 of investment securities other than short-term investments.

At December 31, 2006, the cost of investments for federal income tax purposes was $671,891,596. At December 31, 2006, net unrealized appreciation was $83,099,183 of which $93,994,277 related to unrealized appreciation of investments and $10,895,094 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                   YEAR                YEAR
                                  ENDED               ENDED
                                 12/31/06            12/31/05
                               -----------         -----------


Ordinary income.............   $22,975,443         $ 8,800,658
Long-term capital gain......    47,007,886          25,566,310
                               -----------         -----------
Total.......................   $69,983,329         $34,366,968
                               ===========         ===========



In addition, the Fund declared an ordinary income consent dividend of $4,640,265 for the year ended December 31, 2005. Such amount has been deemed paid and contributed to the Fund as additional paid in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $602,835,764
Undistributed ordinary income........     38,011,866
Undistributed long-term capital
  gain...............................     34,232,266
Unrealized appreciation of
  investments and foreign
  currencies.........................     83,099,183
                                        ------------
Net assets...........................   $758,179,079
                                        ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED    ACCUMULATED NET
NET INVESTMENT     REALIZED GAIN
    INCOME             (LOSS)        PAID-IN CAPITAL
--------------    ---------------    ---------------


    $(650)          $(4,639,615)        $4,640,265




                              Equity-Income Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/06           12/31/05
                                 ----------         ----------


Shares sold:
  Standard Class..............      805,551            553,286
  Service Class...............      837,605            383,475
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class..............    3,941,871          2,019,775
  Service Class...............       63,850              4,223
                                 ----------         ----------
                                  5,648,877          2,960,759
                                 ----------         ----------
Shares repurchased:
  Standard Class..............   (6,813,998)        (6,090,664)
  Service Class...............     (170,987)           (35,259)
                                 ----------         ----------
                                 (6,984,985)        (6,125,923)
                                 ----------         ----------
Net decrease..................   (1,336,108)        (3,165,164)
                                 ==========         ==========





7. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                              Equity-Income Fund-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Equity-Income Fund

We have audited the accompanying statement of net assets of the Equity-Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity-Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                              Equity-Income Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2006, the Fund designates dividends and distributions paid during the year as follows:


     (A)
  LONG-TERM            (B)
 CAPITAL GAIN    ORDINARY INCOME        TOTAL             (C)
DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)       (TAX BASIS)       (TAX BASIS)     DIVIDENDS(1)
-------------    ---------------    -------------    ------------


     67%               33%               100%             41%




----------
(A)and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

PROXY RESULTS (UNAUDITED)
The Equity-Income Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
   Variable Insurance Products Trust. The nominees
   for election to the Board of Trustees were as
   follows:
   Kelly D. Clevenger............................       43,315,309     42,088,497      93.40%        3.77%       0.00%
   Nancy L. Frisby...............................       43,315,309     42,088,497      77.33%       19.84%       0.00%
   Gary D. Lemon.................................       43,315,309     42,088,497      93.42%        3.75%       0.00%
   Kenneth G. Stella.............................       43,315,309     42,088,497      93.29%        3.88%       0.00%
   David H. Windley..............................       43,315,309     42,088,497      93.34%        3.83%       0.00%



----------

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, and the approval of the sub-advisory agreement with Pyramis Global Advisors, LLC ("Pyramis"), for the Equity-Income Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC, Lincoln Life and the sub-adviser prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory and sub-advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC, Lincoln Life and the sub-adviser provided extensive information in response to this request. Among other information, Lincoln Life, DMC and the sub-adviser provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their respective Form ADVs, information about profitability and/or financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory and sub-advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement and sub-advisory agreement.

In considering approval of the renewal of the investment advisory agreement and approval of the sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory agreement and approve the sub-advisory agreement. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory and sub-advisory agreements.

ADVISORY AGREEMENT
The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered its response to a request for information from Lincoln Life, including compliance and oversight of the sub-adviser, DMC's criteria for review of a sub-adviser's performance and reviewed background information regarding the compliance staff. The Independent Trustees considered the proposed delegation of day-to-day portfolio management responsibility to Pyramis, a subsidiary of Fidelity Management & Research Company ("Fidelity") who is the current sub-adviser. The Independent Trustees concluded that the services provided by DMC were acceptable. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information for the Fund's Lipper expense peer group. The Board was provided information on the advisory fee DMC charges to other funds and its institutional account fee schedule. The Independent Trustees considered that the Fund's advisory fee was within an acceptable range of

                              Equity-Income Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
OTHER FUND INFORMATION (CONTINUED)



the average of the Fund's Lipper expense peer group, and concluded that the Fund's advisory fee was reasonable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule and the Fund's asset size, noted that the fee schedule contains breakpoints, that DMC had agreed to reduce the advisory fee schedule and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients. The Independent Trustees also considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

SUB-ADVISORY AGREEMENT
In considering the approval of the sub-advisory agreement between DMC and Pyramis on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Fidelity under the current sub-advisory agreement and that Fidelity was proposing that the agreement be moved to its new subsidiary, Pyramis. The Independent Trustees considered the services to be provided by Pyramis, which were expected to be the same as those provided by Fidelity, the experience of the portfolio manager and the reputation and resources and brokerage practices of Pyramis and Fidelity. The Independent Trustees reviewed the investment performance of the Fund over time and noted that it has fallen short of expectations as the Fund has underperformed compared to its Lipper performance peer group and a securities market index. The Independent Trustees noted the July 2006 replacement of the portfolio manager, and the voluntary reduction in the sub-advisory fee (which was passed along to shareholders) and concluded that the services provided by Fidelity were acceptable and that the Independent Trustees have reason to believe the services to be provided by Pyramis will be acceptable. The Independent Trustees considered that the sub-advisory fee schedule was negotiated at arm's length between DMC and Fidelity, an unaffiliated third party, and that DMC compensates Pyramis from its fees. The Independent Trustees noted that the Pyramis sub-advisory fee schedule reflects a reduction of three basis points from the current sub-advisory agreement with Fidelity and considered Fidelity's representation that the fees, through the use of breakpoints, are competitive and appropriately reflect economies of scale. The Independent Trustees concluded that the sub-advisory fee was reasonable. The Independent Trustees also considered whether Pyramis will receive any additional benefits in connection with its relationship to the Fund and noted its statement that it expects to receive indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of Pyramis and may receive clearing fees from unaffiliated brokers using an affiliated broker for clearing trades.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the sub-advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory Corporation ("JPIA") and a sub-advisory agreement on behalf of the Fund with Pyramis (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval of the Proposed Advisory Agreement. A shareholder meeting to consider the approval of the Proposed Advisory Agreement is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and

                              Equity-Income Fund-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
OTHER FUND INFORMATION (CONTINUED)



considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the Jefferson-Pilot Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current advisory agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was competitive with the fees JPIA charges to comparable funds, and was within an acceptable range of the average of the Fund's Lipper expense peer group, and concluded that the advisory fee was reasonable. The Independent Trustees also noted JPIA's agreement to waive a portion of its advisory fees as had DMC through at least April 30, 2008. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed advisory fee schedule, noted that it contains a breakpoint, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, approved the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
On November 13, 2006, in conjunction with the Board's approval of the Proposed Advisory Agreement with JPIA, the Board also approved a new Sub-Advisory Agreement, on behalf of the Fund, between JPIA and Pyramis, the Fund's current sub-adviser. The Board considered that the sole difference between the Fund's current sub-advisory agreement and the new Sub-Advisory Agreement was a change to the investment adviser party to the agreement -- JPIA rather than DMC. The Board considered that it had approved the current sub-advisory agreement at the August 2006 Board meeting. In addition to the materials provided by Funds Management in connection with the merger of the Lincoln and Jefferson-Pilot organizations, the Board considered the information provided in connection with the approval of the sub-advisory agreement in August 2006. In approving the new Sub-Advisory Agreement, the Board, including all of the Independent Trustees, noted its considerations and conclusions at the August 2006 meeting.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                              Equity-Income Fund-16

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February  1998    Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May
Fort Wayne, IN 46802                     2006
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                             Equity-Income Fund-17.1

                                                    GLOBAL ASSET ALLOCATION FUND

                       [UBS GLOBAL ASSET MANAGEMENT LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Global Asset Allocation Fund
                            Annual Report
                            December 31, 2006





                                                    GLOBAL ASSET ALLOCATION FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR AND COUNTRY ALLOCATIONS

STATEMENT OF NET ASSETS

STATEMENT OF ASSETS AND LIABILITIES

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
GLOBAL ASSET ALLOCATION FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 14.51% (Standard Class shares with distributions reinvested) for the year ended December 31, 2006, while its benchmark, the Global Securities Markets Index (GSMI)*, returned 14.93%.

2006 was a strong year for the Fund, with equity markets up on a broad basis, and emerging market equity markets up quite strongly in local currency terms. The Fund benefited from a broad allocation to equities. Market allocation was the most beneficial aspect of the portfolio strategy; security selection was a detractor, while currency allocation was a positive. On the equity side, security selection was strongest in the US, while an underweight to Japan and an overweight to the US were the strongest contributors to relative market allocation returns. Stock selection in global ex-US equities and emerging market equities detracted somewhat from performance, as did underweights to Australia and Canada from a market allocation standpoint. An underweight to Japanese bonds was a strong positive contributor to performance.

Our overweights to the Thai baht, Swedish krona, and Singapore dollar benefited the portfolio, while underweights to the euro and British pound and an overweight to the Japanese yen partially offset these gains.

UBS Global Asset Management


Growth of $10,000 invested 12/31/96 through 12/31/06



(LINE GRAPH)

                                            GLOBAL ASSET
                                          ALLOCATION FUND
                                           STANDARD CLASS    GSMI COMPOSITE
                                               SHARES             INDEX
                                          ---------------    --------------


12/31/96                                      10000.00          10000.00
                                              11947.00          11450.00
                                              13560.00          13337.00
                                              15096.00          15589.00
                                              14275.00          14626.00
                                              13150.00          13516.00
                                              11587.00          12411.00
                                              13950.00          15693.00
                                              15839.00          17714.00
                                              16916.00          18901.00
12/31/06                                      19371.00          21723.00




This chart illustrates, hypothetically, that $10,000 was invested in the Global Asset Allocation Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $19,371. For comparison look at how the GSMI Composite Index did over the same period. The same $10,000 investment would have grown to $21,723. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                 +14.51%
--------------------------------
Five Years               + 8.06%
--------------------------------
Ten Years                + 6.84%
--------------------------------



The Service Class shares total return was 14.23% for the year ended 12/31/06 and its average annual total return was 12.99% for the period from 5/15/03 (commencement of operations) to 12/31/06.

* GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets
  (Free) Index; 2% JP Morgan EMBI Global Index.

  Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-advisor.


                         Global Asset Allocation Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expenses Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,103.60       0.94%         $4.98
Service Class Shares    1,000.00     1,102.20       1.19%          6.31
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,020.47       0.94%         $4.79
Service Class Shares    1,000.00     1,019.21       1.19%          6.06
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                         Global Asset Allocation Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND

SECTOR AND COUNTRY ALLOCATIONS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  63.77%
------------------------------------------------------
Automobiles & Automotive Parts                 2.72%
Banks                                          7.68%
Capital Goods                                  3.67%
Commercial Services & Supplies                 0.04%
Consumer Durables & Apparel                    0.86%
Consumer Services                              1.30%
Diversified Financials                         6.92%
Energy                                         3.85%
Food & Staples Retailing                       1.81%
Food, Beverage & Tobacco                       1.83%
Health Care Equipment & Services               2.66%
Insurance                                      4.09%
Materials                                      1.02%
Media                                          2.08%
Miscellaneous                                  0.00%
Pharmaceuticals, Biotechnology & Life
  Sciences                                     6.05%
Real Estate                                    0.32%
Retail                                         1.35%
Semiconductors & Semiconductor
  Equipment                                    2.13%
Software & Services                            3.80%
Technology Hardware & Equipment                0.80%
Telecommunications                             3.32%
Transportation & Shipping                      2.30%
Utilities                                      3.17%
------------------------------------------------------
AFFILIATED INVESTMENT COMPANIES                5.10%
------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                  0.60%
------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES              4.04%
------------------------------------------------------
AGENCY OBLIGATIONS                             1.29%
------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES          1.32%
------------------------------------------------------
COMMERCIAL PAPER                               3.69%
------------------------------------------------------
CORPORATE BONDS                                3.30%
------------------------------------------------------
FOREIGN AGENCIES                               0.03%
------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES             0.70%
------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                  2.44%
------------------------------------------------------
SOVEREIGN AGENCIES                             0.05%
------------------------------------------------------
SOVEREIGN DEBT                                 6.26%
------------------------------------------------------
SUPRANATIONAL BANK                             0.10%
------------------------------------------------------
U.S. TREASURY OBLIGATIONS                      6.24%
------------------------------------------------------
EXCHANGED-TRADED FUND                          0.25%
------------------------------------------------------
WARRANTS                                       0.00%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              99.18%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.82%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------


                                           PERCENTAGE
COUNTRY                                  OF NET ASSETS
------------------------------------------------------
Australia                                      0.61%
Austria                                        0.34%
Belgium                                        0.48%
Bermuda                                        0.42%
Canada                                         0.93%
Cayman Islands                                 0.15%
Finland                                        0.42%
France                                         2.52%
Germany                                        3.69%
Greece                                         0.06%
Hong Kong                                      0.31%
Ireland                                        0.67%
Italy                                          0.85%
Japan                                          4.70%
Luxembourg                                     0.06%
Netherlands                                    1.79%
Norway                                         0.17%
Singapore                                      0.02%
Spain                                          0.52%
Supranational                                  0.09%
Sweden                                         0.49%
Switzerland                                    1.77%
United Kingdom                                 5.53%
United States                                 72.59%
------------------------------------------------------
TOTAL                                         99.18%
------------------------------------------------------






                         Global Asset Allocation Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS
December 31, 2006




                                                                                NUMBER OF       MARKET
                                                                                 SHARES          VALUE
                                                                                               (U.S. $)


     COMMON STOCK-63.77%
     AUTOMOBILES & AUTOMOTIVE PARTS-2.72%
     Bayerische Motoren Werke (Germany)....................................           5,181  $   $297,590
     Borg Warner...........................................................          23,900     1,410,578
     Bridgestone (Japan)...................................................          16,800       374,808
     Harley-Davidson.......................................................          17,100     1,205,037
     Honda Motor Limited (Japan)...........................................          19,400       765,702
     Johnson Controls......................................................          36,700     3,153,265
     Magna International Class A (Canada)..................................           2,700       217,338
     Nissan Motor (Japan)..................................................          33,700       406,648
     NOK (Japan)...........................................................           8,900       175,001
     Toyota Motor (Japan)..................................................          12,700       849,973
                                                                                             ------------
                                                                                                8,855,940
                                                                                             ------------
     BANKS-7.68%
     ABN AMRO Holding (Netherlands)........................................          38,378     1,230,397
     Banco Santander Central Hispano (Spain)...............................          81,342     1,514,738
     Bank of Ireland (Ireland).............................................          12,599       291,059
     Bank of Ireland (United Kingdom)......................................          32,080       741,951
     Bank of Yokohama (Japan)..............................................          43,000       336,759
     Barclays (United Kingdom).............................................         110,579     1,582,386
     City National.........................................................          10,200       726,240
     DEPFA Bank (Germany)..................................................          19,888       356,006
     Deutsche Postbank (Germany)...........................................           8,120       683,243
     Fifth Third Bancorp...................................................          65,900     2,697,287
     Freddie Mac...........................................................          27,200     1,846,880
     IKB Deutsche Industriebank (Germany)..................................           4,990       192,810
     Intesa Sanpaolo (Italy)...............................................          34,123       262,804
     KBC Groep (Belgium)...................................................           6,131       750,580
     National Australia Bank (Australia)...................................          16,420       522,827
     National Bank of Greece (Greece)......................................           4,493       206,999
     PNC Financial Services Group..........................................          28,900     2,139,756
     Royal Bank of Scotland Group (United Kingdom).........................          39,107     1,523,024
     SanPaolo (Italy)......................................................          21,509       499,171
     Sumitomo Mitsui Financial Group (Japan)...............................              66       675,743
     Sumitomo Trust & Banking (Japan)......................................          30,000       314,609
     Toronto-Dominion Bank (Canada)........................................          12,300       735,374
     UniCredito Italiano (Italy)...........................................          61,274       535,663
     Wells Fargo...........................................................         131,500     4,676,141
                                                                                             ------------
                                                                                               25,042,447
                                                                                             ------------
     CAPITAL GOODS-3.67%
     Balfour Beatty (United Kingdom).......................................          20,005       173,847
     Illinois Tool Works...................................................          60,500     2,794,495
     Kubota (Japan)........................................................          35,000       324,104
     MAN (Germany).........................................................           2,952       267,758
     Masco.................................................................         104,600     3,124,402
     Mitsubishi (Japan)....................................................          25,300       475,356
     Northrop Grumman......................................................          18,800     1,272,760
     NTN (Japan)...........................................................          25,000       224,150
     PACCAR................................................................          25,600     1,661,440
     Sandvik (Sweden)......................................................          31,400       456,369
     Siemens (Germany).....................................................           3,124       311,774
     SMC (Japan)...........................................................           1,800       255,317
     Wolseley (United Kingdom).............................................          25,609       618,868
                                                                                             ------------
                                                                                               11,960,640
                                                                                             ------------
     COMMERCIAL SERVICES & SUPPLIES-0.04%
     Rentokil Initial
      (United Kingdom)....................................................           45,291       146,721
                                                                                             ------------
                                                                                                  146,721
                                                                                             ------------
     CONSUMER DURABLES & APPAREL-0.86%
  +  Coach.................................................................          18,600       799,056
     Electrolux Series B (Sweden)..........................................          13,000       260,152
     Fortune Brands........................................................           6,800       580,652
     Funai Electric (Japan)................................................           2,100       169,934
  +  Husqvarna Class B (Sweden)............................................          13,700       214,125
     Koninklijke Philips KPN (Netherlands).................................          16,113       605,924
     Yue Yuen Industrial Holdings
      (Hong Kong).........................................................           51,000       161,951
                                                                                             ------------
                                                                                                2,791,794
                                                                                             ------------
     CONSUMER SERVICES-1.30%
     Block (H&R)...........................................................          30,700       707,328
     Carnival..............................................................          52,800     2,589,840
     Carnival (United Kingdom).............................................           4,968       251,789
  +  Experian Group (United Kingdom).......................................          27,075       317,604
  +  Wyndham Worldwide.....................................................          11,400       365,028
                                                                                             ------------
                                                                                                4,231,589
                                                                                             ------------
     DIVERSIFIED FINANCIALS-6.92%
     Aiful (Japan).........................................................           6,150       173,123
     Citigroup.............................................................         127,000     7,073,899
     Credit Suisse Group (Switzerland).....................................          27,199     1,895,559
     ING Groep (Netherlands)...............................................          10,505       464,216
     JPMorgan Chase........................................................          61,800     2,984,940
     Mellon Financial......................................................          78,000     3,287,700
     Morgan Stanley........................................................          76,300     6,213,109
     Nomura Holdings (Japan)...............................................          15,100       284,858
     Takefuji (Japan)......................................................           5,050       199,870
                                                                                             ------------
                                                                                               22,577,274
                                                                                             ------------
     ENERGY-3.85%
     BP (United Kingdom)...................................................         144,874     1,615,806
     Chevron...............................................................          13,200       970,596
     Ensco International...................................................          28,600     1,431,716

                         Global Asset Allocation Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                                NUMBER OF       MARKET
                                                                                 SHARES          VALUE
                                                                                               (U.S. $)

     COMMON STOCK (CONTINUED)
     ENERGY (CONTINUED)
     Ente Nazionale Idrocarburi (Italy)....................................          14,790  $    497,484
     EOG Resources.........................................................          19,400     1,211,530
     Exxon Mobil...........................................................          21,300     1,632,219
     GlobalSantaFe.........................................................          27,800     1,634,084
     Halliburton...........................................................          44,200     1,372,410
     Repsol (Spain)........................................................           5,021       173,006
     Statoil (Norway)......................................................           9,750       258,402
     Total (France)........................................................          24,435     1,758,354
                                                                                             ------------
                                                                                               12,555,607
                                                                                             ------------
     FOOD & STAPLES RETAILING-1.81%
     Aeon (Japan)..........................................................          14,200       307,256
     Costco Wholesale......................................................          40,000     2,114,800
     Metro (Germany).......................................................           5,071       321,739
     Sysco.................................................................          60,000     2,205,600
     Tesco (United Kingdom)................................................         120,560       953,484
                                                                                             ------------
                                                                                                5,902,879
                                                                                             ------------
     FOOD, BEVERAGE & TOBACCO-1.83%
     Anheuser-Busch........................................................          22,600     1,111,920
     Asahi Breweries (Japan)...............................................          26,300       421,003
  +  Aurora Foods..........................................................             708             6
     Cadbury Schweppes
      (United Kingdom)....................................................           21,779       232,656
  +  Constellation Brands Class A..........................................          39,400     1,143,388
  +  Cott (Canada).........................................................          12,600       180,332
     Diageo (United Kingdom)...............................................          49,064       964,655
     Gallaher Group
      (United Kingdom)....................................................           45,403     1,019,410
     Japan Tobacco (Japan).................................................              65       314,175
     Nestle (Switzerland)..................................................           1,660       588,597
                                                                                             ------------
                                                                                                5,976,142
                                                                                             ------------
     HEALTH CARE EQUIPMENT & SERVICES-2.66%
  +  Medco Health Solutions................................................          31,100     1,661,984
     Medtronic.............................................................          32,600     1,744,426
     Merck.................................................................          47,500     2,071,000
     Straumann Holding AG (Switzerland)....................................           1,035       250,482
     UnitedHealth Group....................................................          55,000     2,955,150
                                                                                             ------------
                                                                                                8,683,042
                                                                                             ------------
     INSURANCE-4.09%
     Aegon (Netherlands)...................................................          41,929       799,261
     Allianz (Germany).....................................................           6,933     1,410,603
     Allstate..............................................................          25,300     1,647,283
     American International Group..........................................          51,100     3,661,826
     AXA (France)..........................................................          28,138     1,134,329
     Hartford Financial Services...........................................          17,500     1,632,925
     Manulife Financial (Canada)...........................................           9,100       307,066
     Mitsui Sumitomo Insurance (Japan).....................................          40,000       437,629
     Prudential (United Kingdom)...........................................          86,399     1,184,396
     QBE Insurance Group (Australia).......................................          31,607       717,219
     Sompo Japan Insurance (Japan).........................................          21,500       262,867
     Swiss Reinsurance (Switzerland).......................................           1,663       140,889
                                                                                             ------------
                                                                                               13,336,293
                                                                                             ------------
     MATERIALS-1.02%
     Alcan (Canada)........................................................           6,300       306,748
     Clariant (Switzerland)................................................          12,277       183,810
     CRH (Ireland).........................................................          11,360       472,984
     Holcim Limited (Switzerland)..........................................           6,584       603,333
     Nitto Denko (Japan)...................................................           9,300       465,762
     Shin-Etsu Chemical (Japan)............................................           6,600       442,015
     Solvay (Belgium)......................................................           1,769       271,357
     UPM-Kymmene (Finland).................................................          22,791       574,228
                                                                                             ------------
                                                                                                3,320,237
                                                                                             ------------
     MEDIA-2.08%
     Donnelley (R.H.)......................................................          21,248     1,332,887
     News Corp. Class A....................................................          55,700     1,196,436
     Omnicom Group.........................................................          26,500     2,770,310
  +  Premiere AG (Germany).................................................           3,949        66,310
     Reed Elsevier (Netherlands)...........................................          36,041       613,689
     Taylor Nelson Sofres (United Kingdom).................................          16,050        63,335
  +  Univision Communications Class A......................................           7,100       251,482
  +  Viacom Class B........................................................           5,400       221,562
     WPP Group (United Kingdom)............................................          20,388       275,392
                                                                                             ------------
                                                                                                6,791,403
                                                                                             ------------
     MISCELLANEOUS-0.00%
     Contifinancial Liquidating Trust......................................         165,347         2,894
                                                                                             ------------
                                                                                                    2,894
                                                                                             ------------
     PHARMACEUTICALS, BIOTECHNOLOGY &
      LIFE SCIENCES-6.05%
     Allergan..............................................................          30,200     3,616,148
     AstraZeneca (United Kingdom)..........................................           3,837       205,594
     Bristol-Myers Squibb..................................................          72,000     1,895,040
  +  Cephalon..............................................................          10,900       767,469
  +  Genzyme...............................................................          34,100     2,099,878
     GlaxoSmithKline (United Kingdom)......................................          17,495       460,226
     Johnson & Johnson.....................................................          39,500     2,607,790
  +  Millennium Pharmaceuticals............................................          48,700       530,830
     Novartis (Switzerland)................................................          15,079       865,912
     Roche Holding (Switzerland)...........................................           6,921     1,237,804
     Sanofi-Aventis (France)...............................................           7,797       718,919
     Tanabe Seiyaku (Japan)................................................          13,000       169,867
  +  Waters................................................................          23,000     1,126,310
     Wyeth.................................................................          67,200     3,421,824
                                                                                             ------------
                                                                                               19,723,611
                                                                                             ------------

                         Global Asset Allocation Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                                NUMBER OF       MARKET
                                                                                 SHARES          VALUE
                                                                                               (U.S. $)

     COMMON STOCK (CONTINUED)
     REAL ESTATE-0.32%
     Mitsui Fudosan (Japan)................................................          11,000  $    268,518
  +  Realogy...............................................................          13,925       422,207
     Sun Hung Kai Properties (Hong Kong)...................................          25,000       287,177
     Unibail (France)......................................................             312        76,237
                                                                                             ------------
                                                                                                1,054,139
                                                                                             ------------
     RETAIL-1.35%
  +  Chico's FAS...........................................................          40,600       840,014
     Esprit Holdings (Hong Kong)...........................................          32,500       362,000
     Home Depot............................................................          58,900     2,365,425
  +  Home Retail Group (United Kingdom)....................................          13,718       109,876
     Kesa Electricals (United Kingdom).....................................          42,997       285,542
     Kingfisher (United Kingdom)...........................................          95,920       446,601
                                                                                             ------------
                                                                                                4,409,458
                                                                                             ------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-2.13%
     Analog Devices........................................................          54,200     1,781,554
  +  ASML Holding (Netherlands)............................................          20,133       500,721
     Intel.................................................................         132,600     2,685,150
     Rohm Limited (Japan)..................................................           4,900       487,921
     Xilinx................................................................          62,000     1,476,220
                                                                                             ------------
                                                                                                6,931,566
                                                                                             ------------
     SOFTWARE & SERVICES-3.80%
     Accenture Limited Class A.............................................          36,900     1,362,717
  +  Amazon.com............................................................          25,200       994,392
  +  McAfee................................................................          24,600       698,148
     Microsoft.............................................................         184,700     5,515,142
  +  Red Hat...............................................................          44,100     1,014,300
  +  Symantec..............................................................          87,706     1,828,670
  +  Yahoo.................................................................          38,100       973,074
                                                                                             ------------
                                                                                               12,386,443
                                                                                             ------------
     TECHNOLOGY HARDWARE & EQUIPMENT-0.80%
     Canon (Japan).........................................................          12,250       689,677
  +  Dell..................................................................          44,300     1,111,487
     Ericsson LM Class B (Sweden)..........................................         111,000       448,313
     Nokia OYJ (Finland)...................................................          17,408       353,519
                                                                                             ------------
                                                                                                2,602,996
                                                                                             ------------
     TELECOMMUNICATIONS-3.32%
     AT&T..................................................................          64,200     2,295,150
     Embarq................................................................           8,301       436,301
     France Telecom (France)...............................................          46,770     1,290,444
  +  Hutchison Telecommunication International  (Hong Kong)................          79,000       199,067
     KDDI (Japan)..........................................................              33       224,025
     Koninklijke (KPN) (Netherlands).......................................          35,303       501,097
     NTT DoCoMo (Japan)....................................................             228       360,771
     Singapore Telecommunications (Singapore)..............................          32,000        68,271
     Sprint Nextel.........................................................         165,724     3,130,526
     Telekom Austria (Austria).............................................          12,740       341,407
     Telenor ASA (Norway)..................................................          15,500       290,448
  +  USA Mobility..........................................................               4            89
     Vodafone Group (United Kingdom).......................................         607,336     1,677,576
                                                                                             ------------
                                                                                               10,815,172
                                                                                             ------------
     TRANSPORTATION & SHIPPING-2.30%
     Burlington Northern Santa Fe..........................................          38,000     2,804,780
     Canadian Pacific Railway (Canada).....................................          10,700       563,375
     East Japan Railway (Japan)............................................              54       359,956
     FedEx.................................................................          23,400     2,541,708
     Qantas Airways Limited (Australia)....................................         182,485       752,259
     TNT (Netherlands).....................................................          11,467       493,183
                                                                                             ------------
                                                                                                7,515,261
                                                                                             ------------
     UTILITIES-3.17%
     American Electric Power...............................................          32,300     1,375,334
  +  Dynegy................................................................           1,679        12,156
     E.ON AG (Germany).....................................................           3,179       431,244
     Exelon................................................................          65,500     4,053,795
     NiSource..............................................................          38,500       927,850
     Northeast Utilities...................................................          16,800       473,088
     Pepco Holdings........................................................          25,200       655,452
     Scottish & Southern Energy (United Kingdom)...........................          13,604       414,274
     Sempra Energy.........................................................          30,600     1,712,682
     Tokyo Gas (Japan).....................................................          52,000       276,093
                                                                                             ------------
                                                                                               10,331,968
                                                                                             ------------
     TOTAL COMMON STOCK
      (COST $161,643,394).................................................                    207,945,516
                                                                                             ------------
     AFFILIATED INVESTMENT COMPANIES-5.10%
     UBS Emerging Markets Equity Relationship Fund.........................         487,732    13,805,794
     UBS High Yield Relationship Fund......................................         133,232     2,818,394
                                                                                             ------------
     TOTAL AFFILIATED INVESTMENT COMPANIES
      (COST $9,610,475)...................................................                     16,624,188
                                                                                             ------------

                         Global Asset Allocation Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                                PRINCIPAL       MARKET
                                                                                 AMOUNT          VALUE
                                                                                                (U.S.$)

     AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-0.60%
     Fannie Mae Grantor Trust
      Series 2001-T7 A1
      7.50% 2/25/41.......................................................              148  $        153
      Series 2002-T19 A1
      6.50% 7/25/42.......................................................          450,366       459,705
  -  Fannie Mae Whole Loan
      Series 2004-W1 3A
      5.814% 1/25/43......................................................          392,439       406,989
     Freddie Mac
      6.00% 8/15/30.......................................................           70,547        70,686
      6.00% 9/15/32.......................................................        1,000,000     1,010,598
                                                                                             ------------
     TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
      (COST $1,945,678)...................................................                      1,948,131
                                                                                             ------------


     AGENCY MORTGAGE-BACKED SECURITIES-4.04%
     Fannie Mae
      6.00% 12/1/36.......................................................        1,294,661     1,303,396
      7.00% 1/1/34........................................................          115,646       118,682
  -  Fannie Mae ARM
      4.639% 2/1/34.......................................................          415,068       412,209
      4.873% 5/1/35.......................................................          355,110       353,718
      4.88% 5/1/35........................................................          621,330       617,310
      4.917% 2/1/35.......................................................          694,656       690,238
      5.004% 6/1/35.......................................................          461,257       459,499
     Fannie Mae S.F. 15 yr
      5.50% 11/1/16.......................................................          447,460       448,744
      5.50% 3/1/20........................................................          758,183       759,992
     Fannie Mae S.F. 20 yr
      5.50% 12/1/23.......................................................          399,890       397,974
      5.50% 4/1/24........................................................          680,648       677,023
     Fannie Mae S.F. 30 yr
      5.50% 6/1/33........................................................          844,062       836,703
      5.50% 7/1/33........................................................          866,112       857,283
      6.00% 1/1/33........................................................          853,334       862,932
      6.50% 3/1/29........................................................          683,218       701,267
      6.50% 12/1/29.......................................................          745,173       765,076
     Freddie Mac S.F. 15 yr
      5.50% 12/1/18.......................................................          310,980       311,508
      5.50% 5/1/20........................................................          772,365       771,737
     Freddie Mac S.F. 20 yr 5.50% 5/1/23...................................         880,751       878,055
     Freddie Mac S.F. 30 yr 6.50% 11/1/28..................................         692,605       710,582
  -  GNMA II ARM 5.125% 12/20/29...........................................          92,543        93,881
     GNMA S.F. 30 yr 6.50% 8/15/27.........................................         151,090       155,457
                                                                                             ------------
     TOTAL AGENCY MORTGAGE-BACKED SECURITIES
      (COST $13,377,029)..................................................                     13,183,266
                                                                                             ------------
     AGENCY OBLIGATIONS-1.29%
     Fannie Mae
      4.125% 5/15/10......................................................          560,000       546,559
      4.25% 8/15/10.......................................................          640,000       626,375
      4.375% 3/15/13......................................................          990,000       959,591
      6.07% 5/12/16.......................................................          460,000       463,167
      6.25% 2/1/11........................................................          535,000       558,044
      6.625% 11/15/30.....................................................          320,000       383,093
     Federal Home Loan Bank of Chicago
      5.625% 6/13/16......................................................          320,000       329,940
     Freddie Mac
      5.75% 6/27/16.......................................................          320,000       333,659
                                                                                             ------------
     TOTAL AGENCY OBLIGATIONS
      (COST $4,144,527)...................................................                      4,200,428
                                                                                             ------------


     COMMERCIAL MORTGAGE-BACKED SECURITIES-1.32%
     Bank of America Commercial Mortgage Series 2006-6 A2
      5.309% 10/10/45.....................................................        1,000,000     1,002,301
     DLJ Commercial Mortgage Series 1999-CG1 A1A
      6.08% 3/10/32.......................................................           31,273        31,256
     First Union Commercial Mortgage Securities Series 1997-C2 A3
      6.65% 11/18/29......................................................           87,537        87,872
  #  G-Force CDO Series 2006-1A A3 144A 5.60% 9/27/46......................         475,000       477,727
     GMAC Commercial Mortgage Securities Series 1997-C2 A3 6.566% 4/15/29..          49,034        49,240
 -#  GS Mortgage Securities II 144A
      Series 2006-CC1 A
      5.396% 3/21/46......................................................          725,000       721,020
      Series 2006-RR2 A1
      5.694% 6/23/46......................................................          725,000       732,508
  #  Mach One Trust Commercial Mortgage-Backed Series 2004-1 A1 144A 3.89%
      5/28/40.............................................................          335,409       331,308
     Morgan Stanley Dean Witter Capital I Series 2000-LIFE A2 7.57%
      11/15/36............................................................          283,052       297,675
     PNC Mortgage Acceptance Series 2000-C1 A2
      7.61% 2/15/10.......................................................          532,011       558,621
                                                                                             ------------
     TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
      (COST $4,347,294)...................................................                      4,289,528
                                                                                             ------------



                         Global Asset Allocation Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                                PRINCIPAL       MARKET
                                                                                 AMOUNT          VALUE
                                                                                                (U.S.$)

 =/  COMMERCIAL PAPER-3.69%
     Atlantic Asset
      5.337% 1/18/07......................................................        1,550,000  $  1,546,106
      Chariot Funding
      5.292% 1/9/07.......................................................        2,000,000     1,997,658
     Kitty Hawk Funding
      5.294% 1/5/07.......................................................        2,250,000     2,248,682
      5.303% 1/10/07......................................................        1,611,000     1,608,873
     Regency Markets
      5.341% 1/16/07......................................................        2,056,000     2,051,443
     Scaldis Capital
      5.344% 1/25/07......................................................        2,592,000     2,582,807
                                                                                             ------------
     TOTAL COMMERCIAL PAPER
      (COST $12,035,569)..................................................                     12,035,569
                                                                                             ------------


     CORPORATE BONDS-3.30%
     AEROSPACE & DEFENSE-0.03%
     Boeing Capital
      7.375% 9/27/10......................................................           50,000        53,649
     Lockheed Martin
      6.15% 9/1/36........................................................           35,000        36,901
                                                                                             ------------
                                                                                                   90,550
                                                                                             ------------
     AUTOMOBILES & AUTOMOTIVE PARTS-0.52%
     DaimlerChrysler
      4.05% 6/4/08........................................................          415,000       406,272
     Ford Motor Credit
      5.80% 1/12/09.......................................................        1,070,000     1,051,064
     GMAC
      6.875% 9/15/11......................................................          185,000       189,943
     Johnson Controls
      5.50% 1/15/16.......................................................           55,000        54,022
                                                                                             ------------
                                                                                                1,701,301
                                                                                             ------------
     BANKS-0.95%
     Abbey National (United Kingdom)
      7.95% 10/26/29......................................................           30,000        38,098
  #  Bank of America 144A
      5.42% 3/15/17.......................................................          100,000        98,721
     Bank One
      7.875% 8/1/10.......................................................          145,000       157,406
     Citigroup
      5.00% 9/15/14.......................................................          186,000       181,896
      5.50% 11/18/15......................................................   GBP    115,000       226,730
      5.625% 8/27/12......................................................          290,000       294,548
     Credit Suisse First Boston USA
      6.50% 1/15/12.......................................................          120,000       126,246
     JPMorgan Chase
      6.75% 2/1/11........................................................           75,000        78,918
     KFW (Germany)
      4.75% 12/7/10.......................................................   GBP    110,000       210,964
     Lloyds TSB Bank (United Kingdom)
      6.625% 3/30/15......................................................   GBP    110,000       232,242
     Rentenbank (Germany)
      6.00% 9/15/09.......................................................   AUD    320,000       249,762
     Royal Bank of Scotland (United Kingdom)
      9.118% 3/31/49......................................................           40,000        44,345
      9.625% 6/22/15......................................................   GBP     90,000       225,214
     U.S. Bank National Association
      6.375% 8/1/11.......................................................           50,000        52,246
     Wachovia Bank
      7.80% 8/18/10.......................................................          120,000       129,180
     Washington Mutual
      5.50% 1/15/13.......................................................          365,000       363,957
      5.625% 1/15/07......................................................          200,000       200,012
     Wells Fargo
      6.375% 8/1/11.......................................................          175,000       183,444
                                                                                             ------------
                                                                                                3,093,929
                                                                                             ------------
     BEVERAGE/BOTTLING-0.03%
     Coors Brewing
      6.375% 5/15/12......................................................           25,000        25,900
  #  SABMiller 144A (United Kingdom) 6.50% 7/1/16..........................          70,000        73,148
                                                                                             ------------
                                                                                                   99,048
                                                                                             ------------
     BROKERAGE-0.15%
     Goldman Sachs Group
      6.875% 1/15/11......................................................          235,000       248,982
     Morgan Stanley
      6.75% 4/15/11.......................................................          220,000       232,750
                                                                                             ------------
                                                                                                  481,732
                                                                                             ------------
     CHEMICALS-0.02%
     ICI Wilmington
      4.375% 12/1/08......................................................           80,000        78,530
                                                                                             ------------
                                                                                                   78,530
                                                                                             ------------
     CONSUMER PRODUCTS-0.08%
     Avon Products
      7.15% 11/15/09......................................................           75,000        78,566
     Fortune Brands
      5.375% 1/15/16......................................................          200,000       189,974
                                                                                             ------------
                                                                                                  268,540
                                                                                             ------------
     ENERGY-0.12%
     Anadarko Finance (Canada)
      6.75% 5/1/11........................................................           50,000        52,460
     Devon Financing
      6.875% 9/30/11......................................................          150,000       158,773
      7.875% 9/30/31......................................................           40,000        48,269
     Valero Energy
      7.50% 4/15/32.......................................................          105,000       120,158
                                                                                             ------------
                                                                                                  379,660
                                                                                             ------------

                         Global Asset Allocation Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                                PRINCIPAL       MARKET
                                                                                 AMOUNT          VALUE
                                                                                                (U.S.$)

     CORPORATE BONDS (CONTINUED)
     ENTERTAINMENT-0.01%
     Time Warner
      7.625% 4/15/31......................................................           45,000  $     50,419
                                                                                             ------------
                                                                                                   50,419
                                                                                             ------------
     ENVIRONMENTAL SERVICES-0.01%
     Waste Management
      7.375% 8/1/10.......................................................           40,000        42,582
                                                                                             ------------
                                                                                                   42,582
                                                                                             ------------
     FINANCIALS-0.39%
     American General Finance
      5.375% 10/1/12......................................................           65,000        64,899
     Capital One Financial
      5.50% 6/1/15........................................................          130,000       130,127
     Countrywide Home Loans
      3.25% 5/21/08.......................................................           85,000        82,661
     General Electric Capital
      6.00% 6/15/12.......................................................          400,000       414,547
      6.75% 3/15/32.......................................................          100,000       114,898
     HSBC Finance
      6.75% 5/15/11.......................................................          125,000       132,417
     International Lease Finance
      3.50% 4/1/09........................................................          150,000       144,365
     Residential Capital
      6.125% 11/21/08.....................................................          185,000       185,998
                                                                                             ------------
                                                                                                1,269,912
                                                                                             ------------
     FOOD-0.05%
     ConAgra Foods
      6.75% 9/15/11.......................................................           22,000        23,192
  #  ConAgra Foods 144A
      5.819% 6/15/17......................................................           33,000        32,705
     Kraft Foods
      5.625% 11/1/11......................................................           90,000        91,052
                                                                                             ------------
                                                                                                  146,949
                                                                                             ------------
     GAS PIPELINES-0.08%
     Kinder Morgan Energy Partners
      5.125% 11/15/14.....................................................          110,000       104,930
      5.80% 3/15/35.......................................................          175,000       159,553
                                                                                             ------------
                                                                                                  264,483
                                                                                             ------------
     MACHINERY-0.02%
     John Deere Capital
      7.00% 3/15/12.......................................................           50,000        53,565
                                                                                             ------------
                                                                                                   53,565
                                                                                             ------------
     MEDIA-0.07%
     Comcast Cable Communications
      6.75% 1/30/11.......................................................          165,000       173,039
     News America
      6.20% 12/15/34......................................................           55,000        53,259
                                                                                             ------------
                                                                                                  226,298
                                                                                             ------------
     PHARMACEUTICALS-0.15%
     Abbott Labs
      5.60% 5/15/11.......................................................          150,000       152,217
     Allergan
      5.75% 4/1/16........................................................          175,000       177,298
     Bristol-Myers Squibb
      5.875% 11/15/36.....................................................          130,000       128,369
     Wyeth
      5.50% 3/15/13.......................................................           40,000        40,311
                                                                                             ------------
                                                                                                  498,195
                                                                                             ------------
     RAILROADS-0.03%
     Norfolk Southern
      5.257% 9/17/14......................................................          105,000       104,213
                                                                                             ------------
                                                                                                  104,213
                                                                                             ------------
     REAL ESTATE-0.06%
     EOP Operating
      7.25% 6/15/28.......................................................           50,000        54,949
     Prologis
      5.625% 11/15/15.....................................................          135,000       134,567
                                                                                             ------------
                                                                                                  189,516
                                                                                             ------------
     RETAIL-0.02%
     Kroger
      7.50% 4/1/31........................................................           20,000        22,514
     Safeway
      7.25% 2/1/31........................................................           30,000        32,659
                                                                                             ------------
                                                                                                   55,173
                                                                                             ------------
     TECHNOLOGY/HARDWARE-0.05%
     Cisco Systems
      5.50% 2/22/16.......................................................          170,000       170,411
                                                                                             ------------
                                                                                                  170,411
                                                                                             ------------
     TECHNOLOGY/SOFTWARE-0.01%
     Computer Sciences
      3.50% 4/15/08.......................................................           50,000        48,611
                                                                                             ------------
                                                                                                   48,611
                                                                                             ------------
     TELECOMMUNICATIONS-0.23%
     AT&T
      8.00% 11/15/31......................................................           60,000        74,666
     BellSouth
      6.55% 6/15/34.......................................................           45,000        46,279
     New Cingular Wireless Services
      8.75% 3/1/31........................................................           55,000        71,683
     Sprint Capital
      8.75% 3/15/32.......................................................          200,000       241,404

                         Global Asset Allocation Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                                PRINCIPAL       MARKET
                                                                                 AMOUNT          VALUE
                                                                                                (U.S.$)

     CORPORATE BONDS (CONTINUED)
     TELECOMMUNICATIONS (CONTINUED)
     Telecom Italia Capital (Luxembourg)
      5.25% 11/15/13......................................................          100,000  $     95,484
      6.375% 11/15/33.....................................................          110,000       104,254
     Verizon New York
      6.875% 4/1/12.......................................................          105,000       108,974
                                                                                             ------------
                                                                                                  742,744
                                                                                             ------------
     TRANSPORTATION & SHIPPING-0.02%
  #  ERAC USA Finance 144A
      8.00% 1/15/11.......................................................           50,000        54,573
                                                                                             ------------
                                                                                                   54,573
                                                                                             ------------
     UTILITIES-0.20%
     Dominion Resources
      5.95% 6/15/35.......................................................          110,000       108,511
     Duke Capital
      5.668% 8/15/14......................................................           65,000        64,923
     Exelon Generation Company
      5.35% 1/15/14.......................................................           95,000        93,186
     Pacific Gas & Electric
      6.05% 3/1/34........................................................           60,000        60,716
     PPL Capital Funding
      4.33% 3/1/09........................................................           50,000        48,672
     PSEG Power
      6.95% 6/1/12........................................................          160,000       169,341
     TXU Energy
      7.00% 3/15/13.......................................................           50,000        52,384
     Xcel Energy
      7.00% 12/1/10.......................................................           55,000        58,060
                                                                                             ------------
                                                                                                  655,793
                                                                                             ------------
     TOTAL CORPORATE BONDS
      (COST $10,741,254)..................................................                     10,766,727
                                                                                             ------------


     FOREIGN AGENCIES-0.03%
     MEXICO-0.03%
     Pemex Project Funding Master Trust
      8.00% 11/15/11......................................................           80,000        88,200
                                                                                             ------------
     TOTAL FOREIGN AGENCIES
      (COST $88,409)......................................................                         88,200
                                                                                             ------------
     NON-AGENCY ASSET-BACKED SECURITIES-0.70%
     Conseco Finance Securitizations
      Series 2000-5 A5
      7.70% 2/1/32........................................................          713,614       712,530
      Series 2002-2 A4
      8.48% 12/1/30.......................................................           29,411        29,429
 -#  Countrywide Asset-Backed Certificates144A
      Series 2003-SD3 A1
      5.77% 12/25/32......................................................            3,039         3,048
      Series 2004-SD1 A1
      5.69% 6/25/33.......................................................           13,348        13,405
  -  Granite Mortgage Series 2003-1 1C (United Kingdom)
      6.81% 1/20/43.......................................................          750,000       761,530
 -#  Paragon Mortgages Series 7A B1A (United Kingdom) 144A
      6.124% 5/15/43......................................................          170,000       170,223
  -  Permanent Financing Series 2C (United Kingdom)
      6.073% 6/10/42......................................................          600,000       602,013
                                                                                             ------------
     TOTAL NON-AGENCY ASSET-BACKED SECURITIES (COST $2,300,448)............                     2,292,178
                                                                                             ------------
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-2.44%
     Countrywide Alternative Loan Trust Series 2006-5T2 A3
      6.00% 4/25/36.......................................................          531,342       534,794
     GSR Mortgage Loan Trust
      Series 2005-4F 3A1
      6.50% 4/25/20.......................................................          324,481       332,551
  -  Indymac Index Mortgage Loan Trust
      Series 2005-AR27 3A3
      5.594% 12/25/35.....................................................        1,075,000     1,076,406
     JPMorgan Alternative Loan Trust
    -Series 2006-A4 A7
      6.30% 9/25/36.......................................................          700,000       711,107
      Series 2006-S1 1A19
      6.50% 3/25/36.......................................................          530,066       537,185
     Lehman XS Trust Series 2005-8 2A3 6.00% 12/25/35......................       1,000,000       996,155
  -  Merrill Lynch Credit Corporation Mortgage Investors Series 2006-2 4A
      5.80% 5/25/36.......................................................        1,284,348     1,276,936
     Morgan Stanley Mortgage Loan Trust
      Series 2006-7 4A4
      6.00% 6/25/36.......................................................          327,552       329,577
     Residential Asset Securitization Trust
      Series 2006-A2 A11
      6.00% 5/25/36.......................................................          625,000       619,310
     Washington Mutual Alternative Mortgage Pass Through Certificates
      Series 2006-5 1A3
      6.00% 7/25/36.......................................................          469,738       469,571
  -  Washington Mutual
      Series 2002-AR17 1A
      6.027% 11/25/42.....................................................          572,218       574,271

                         Global Asset Allocation Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                                PRINCIPAL       MARKET
                                                                                 AMOUNT          VALUE
                                                                                                (U.S.$)

     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
     Wells Fargo Mortgage Backed
      Securities Trust
      Series 2006-10 A19
      6.00% 8/25/36.......................................................          487,951  $    487,494
                                                                                             ------------
     TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
      (COST $7,920,558)...................................................                      7,945,357
                                                                                             ------------
     SOVEREIGN AGENCIES-0.05%
     Development Bank of Japan
      1.70% 9/20/22.......................................................   JPY 22,000,000       174,387
                                                                                             ------------
     TOTAL SOVEREIGN AGENCIES
      (COST $178,033).....................................................                        174,387
                                                                                             ------------
     SOVEREIGN DEBT-6.26%
     AUSTRIA-0.24%
     Republic of Austria
      5.00% 1/15/08.......................................................   EUR    590,000       787,606
                                                                                             ------------
                                                                                                  787,606
                                                                                             ------------
     BELGIUM-0.17%
     Kingdom of Belgium
      5.75% 3/28/08.......................................................   EUR    410,000       552,940
                                                                                             ------------
                                                                                                  552,940
                                                                                             ------------
     CANADA-0.21%
     Government of Canada
      6.00% 6/1/11........................................................   CAD    720,000       667,285
                                                                                             ------------
                                                                                                  667,285
                                                                                             ------------
     FINLAND-0.14%
     Republic of Finland
      5.00% 7/4/07........................................................   EUR    145,000       192,453
      5.75% 2/23/11.......................................................   EUR    180,000       253,870
                                                                                             ------------
                                                                                                  446,323
                                                                                             ------------
     FRANCE-0.99%
     French Treasury Note
      3.50% 7/12/09.......................................................   EUR    449,000       587,163
     Government of France
      3.75% 4/25/21.......................................................   EUR    175,000       223,115
      4.75% 4/25/35.......................................................   EUR    353,000       514,345
      5.50% 4/25/07.......................................................   EUR    442,000       586,522
      5.50% 4/25/10.......................................................   EUR    405,000       560,334
      5.50% 4/25/29.......................................................   EUR    480,000       759,280
                                                                                             ------------
                                                                                                3,230,759
                                                                                             ------------
     GERMANY-2.32%
     Bundesobligation
      3.50% 10/10/08......................................................   EUR    315,000       413,122
     Bundesrepublik Deutschland
      3.75% 1/4/09........................................................   EUR    300,000       395,077
      4.50% 7/4/09........................................................   EUR  1,441,000     1,928,549
      4.75% 7/4/34........................................................   EUR    565,000       825,067
      5.00% 7/4/12........................................................   EUR    445,000       617,375
      5.25% 7/4/10........................................................   EUR    590,000       812,011
      6.25% 1/4/24........................................................   EUR    230,000       384,086
      6.50% 7/4/27........................................................   EUR    425,000       745,082
     Bundesschatzanweisungen
      2.25% 9/14/07.......................................................   EUR    580,000       757,568
      2.50% 3/23/07.......................................................   EUR    530,000       697,827
                                                                                             ------------
                                                                                                7,575,764
                                                                                             ------------
     ITALY-0.30%
     Italy Buoni Poliennali Del Tesoro
      4.50% 5/1/09........................................................   EUR    450,000       601,608
      5.25% 8/1/11........................................................   EUR    280,000       388,883
                                                                                             ------------
                                                                                                  990,491
                                                                                             ------------
     JAPAN-1.12%
     Japan Government 5 yr Bond
      0.30% 9/20/07.......................................................   JPY138,000,000     1,157,028
      0.50% 3/20/07.......................................................   JPY 55,000,000       462,222
     Japan Government 10 yr Bond 1.30% 6/20/11.............................  JPY 60,000,000       507,430
     Japan Government 30 yr Bond 2.30% 6/20/35.............................  JPY 20,000,000       168,783
     Japanese Government CPI Linked Bond
      0.50% 12/10/14......................................................   JPY 88,176,000       706,119
      1.00% 6/10/16.......................................................   JPY 78,390,000       647,514
                                                                                             ------------
                                                                                                3,649,096
                                                                                             ------------
     NETHERLANDS-0.20%
     Netherlands Government
      4.00% 1/15/37.......................................................   EUR    245,000       318,310
      5.00% 7/15/11.......................................................   EUR    230,000       316,870
                                                                                             ------------
                                                                                                  635,180
                                                                                             ------------
     SWEDEN-0.06%
     Kingdom of Sweden
      6.75% 5/5/14........................................................   SEK  1,215,000       210,398
                                                                                             ------------
                                                                                                  210,398
                                                                                             ------------
     UNITED KINGDOM-0.51%
     U.K. Treasury
      4.75% 9/7/15........................................................   GBP    445,000       869,117
      4.75% 3/7/20........................................................   GBP    170,000       336,527
      8.00% 6/7/21........................................................   GBP    175,000       462,192
                                                                                             ------------
                                                                                                1,667,836
                                                                                             ------------
     TOTAL SOVEREIGN DEBT
      (COST $19,846,822)..................................................                     20,413,678
                                                                                             ------------
     SUPRANATIONAL BANK-0.10%

     European Investment Bank
      5.75% 9/15/09.......................................................   AUD    400,000       311,042
                                                                                             ------------
     TOTAL SUPRANATIONAL BANK
      (COST $296,715).....................................................                        311,042
                                                                                             ------------

                         Global Asset Allocation Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                                PRINCIPAL       MARKET
                                                                                 AMOUNT          VALUE
                                                                                                (U.S.$)

     U.S. TREASURY OBLIGATIONS-6.24%
     U.S. Treasury Bonds
      4.50% 2/15/36.......................................................          695,000  $    661,119
      6.25% 8/15/23.......................................................        1,335,000     1,537,024
      8.125% 8/15/21......................................................          375,000       500,596
     U.S. Treasury Inflation Index Notes
      2.00% 7/15/14.......................................................        1,027,930       998,016
      2.00% 1/15/16.......................................................        1,637,014     1,581,127
     U.S. Treasury Notes
      3.50% 5/31/07.......................................................          790,000       785,402
      3.875% 2/15/13......................................................          630,000       603,151
      4.50% 2/15/16.......................................................          545,000       536,485
      4.625% 10/31/11.....................................................          190,000       189,369
      4.875% 8/31/08......................................................        2,895,000     2,895,680
      4.875% 10/31/08.....................................................        7,240,000     7,245,662
      4.875% 5/15/09......................................................        2,820,000     2,827,053
                                                                                             ------------
     TOTAL U.S. TREASURY OBLIGATIONS (COST $20,348,860)....................                    20,360,684
                                                                                             ------------


                                                                                NUMBER OF       MARKET
                                                                                 SHARES          VALUE
                                                                                                (U.S.$)



     EXCHANGE-TRADED FUND-0.25%
     iShares MSCI EAFE Index Fund..........................................          11,000       805,860
                                                                                             ------------
     TOTAL EXCHANGE-TRADED FUND (COST $796,983)............................                       805,860
                                                                                             ------------


     WARRANTS-0.00%
 +#  Mediq 144A, exercise price $0.01, expiration date 6/1/09..............              40            --
@+#  Pliant 144A, exercise price $0.01, expiration date 6/1/10.............              30            --
 +#  Solutia144A, exercise price $7.59, expiration date 7/15/09............              20            --
 +#  Startec Global 144A, exercise price $24.20, expiration date 5/15/08...              40            --
  +  US Airways, exercise price $10.00, expiration date 1/1/10.............               8            --
                                                                                             ------------
     TOTAL WARRANTS
      (COST $3,520).......................................................                             --
                                                                                             ------------









TOTAL MARKET VALUE OF SECURITIES-99.18% (COST $269,625,568).....................    323,384,739
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.82%...........................      2,675,821
                                                                                   ------------
NET ASSETS APPLICABLE TO 20,841,643 SHARES OUTSTANDING 100.00%..................   $326,060,560
                                                                                   ============
NET ASSET VALUE-GLOBAL ASSET ALLOCATION FUND STANDARD CLASS ($291,846,163 /
  18,652,790 SHARES)............................................................        $15.646
                                                                                        =======
NET ASSET VALUE-GLOBAL ASSET ALLOCATION FUND SERVICE CLASS ($34,214,397 /
  2,188,853 SHARES).............................................................        $15.631
                                                                                        =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)..................   $257,228,907
Undistributed net investment income.............................................      1,597,557
Accumulated net realized gain on investments....................................     14,110,053
Net unrealized appreciation of investments and foreign currencies...............     53,124,043
                                                                                   ------------
Total net assets................................................................   $326,060,560
                                                                                   ============




----------

Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD-Australian Dollar

CAD-Canadian Dollar

CHF-Swiss Francs

EUR-European Monetary Unit

GBP-British Pounds Sterling

JPY-Japanese Yen

SEK-Swedish Krona

SGD-Singapore Dollars

USD-United States Dollar

+Non-income producing security for the year ended December 31, 2006.

=/The interest rate shown is the effective yield as of the time of purchase.

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $2,708,386, which represented 0.83% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."


                         Global Asset Allocation Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

Securities have been classified by type of business.

-Variable rate security. The rate shown is the rate as of December 31, 2006.

@Illiquid security. At December 31, 2006, the aggregate amount of illiquid securities equaled $0, which represented 0.00% of the Fund's net assets. See
 Note 8 in "Notes to Financial Statements."

Considered an affiliated company. See Note 2 in "Notes to Financial Statements."

Includes $985,000 cash pledged as collateral for financial futures contracts.

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

SUMMARY OF ABBREVIATIONS:

ARM-Adjustable Rate Mortgage

CDO-Collateralized Debt Obligation

CPI-Consumer Price Index

GNMA-Government National Mortgage Association

S.F.-Single Family

yr-Year

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2006:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)


                                                                                   UNREALIZED
                                                                                  APPRECIATION
CONTRACTS TO RECEIVE (DELIVER)       IN EXCHANGE FOR       SETTLEMENT DATE       (DEPRECIATION)
------------------------------       ---------------       ---------------       --------------


AUD     1,695,000                     USD (1,298,624)          5/29/07              $  33,529
CAD    (2,890,000)                    USD  2,534,865           5/29/07                 45,525
CHF    15,060,000                     USD(12,346,894)          5/29/07                170,822
EUR   (17,550,000)                    USD 22,673,021           5/29/07               (640,897)
GBP    (7,815,000)                    USD 14,831,346           5/29/07               (475,651)
JPY 2,638,000,000                     USD(22,887,782)          5/29/07               (279,852)
SEK   116,820,000                     USD(16,697,278)          5/29/07                509,012
SGD    10,920,000                     USD (7,076,435)          5/29/07                102,011
                                                                                    ---------
                                                                                    $(535,501)
                                                                                    =========



FUTURES CONTRACTS(1)


                                        NOTIONAL                                         UNREALIZED
                                          COST         NOTIONAL                         APPRECIATION
CONTRACTS TO BUY (SELL)                (PROCEEDS)       VALUE       EXPIRATION DATE    (DEPRECIATION)
-----------------------               -----------    -----------    ---------------    --------------


 26  Amsterdam Index Futures......    $ 3,374,176    $ 3,409,264        1/19/07           $  35,088
(15) DAX Index Futures............     (3,243,585)    (3,293,237)       3/16/07             (49,652)
 54  New Financial Times Stock
     Exchange 100 Index Futures...      6,597,462      6,573,476        3/16/07             (23,986)
(23) NIKKEI 225 Index Futures.....     (3,278,987)    (3,337,760)        3/9/07             (58,773)
(18) S&P/Toronto Stock Exchange 60
     Index........................     (2,319,319)    (2,305,432)       3/16/07              13,887
 (9) SPI 200 Index Futures........       (979,707)    (1,002,878)       3/16/07             (23,171)
                                                                                          ---------
                                                                                          $(106,607)
                                                                                          =========



The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                         Global Asset Allocation Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006




ASSETS:
Investments in unaffiliated companies, at market (Cost $260,015,092)..........   $306,760,551
Investments in affiliated companies, at market (Cost $9,610,476)..............     16,624,188
Cash..........................................................................      1,082,855
Cash pledged as collateral for financial futures contracts....................        985,000
Foreign currencies (Cost $1,164,650)..........................................      1,169,034
Receivable for securities sold................................................      1,255,584
Dividends and interest receivable.............................................      1,304,174
Subscriptions receivable......................................................          3,578
Other assets..................................................................          6,395
                                                                                 ------------

TOTAL ASSETS..................................................................    329,191,359
                                                                                 ------------

LIABILITIES:
Payable for securities purchased..............................................      1,299,664
Liquidations payable..........................................................         67,404
Due to manager and affiliates.................................................        253,575
Other accrued expenses........................................................         54,069
Variation margin payable on futures contracts.................................        920,586
Net unrealized depreciation on foreign currency exchange contracts............        535,501
                                                                                 ------------
TOTAL LIABILITIES.............................................................      3,130,799
                                                                                 ------------

TOTAL NET ASSETS..............................................................   $326,060,560
                                                                                 ============




                             See accompanying notes


                         Global Asset Allocation Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Interest.............................   $ 4,499,507
Dividends............................     3,872,660
Foreign tax withheld.................      (114,482)
                                        -----------
                                          8,257,685
                                        -----------
EXPENSES:
Management fees......................     2,209,631
Accounting and administration
  expenses...........................       280,019
Reports and statements to
  shareholders.......................       107,976
Custodian fees.......................        80,664
Distribution expenses-Service Class..        50,707
Professional fees....................        35,568
Trustees' fees.......................         8,000
Other................................        30,793
                                        -----------
                                          2,803,358
Less expense paid indirectly.........       (12,382)
                                        -----------
Total operating expenses.............     2,790,976
                                        -----------
NET INVESTMENT INCOME................     5,466,709
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
 Investments........................     15,833,755
 Futures contracts..................       (249,359)
 Foreign currencies.................      1,637,226
                                        -----------
Net realized gain....................    17,221,622
Net change in unrealized
  appreciation/depreciation of
  investments and foreign
  currencies.........................    18,594,683
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN
  CURRENCIES.........................    35,816,305
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS....................   $41,283,014
                                        ===========




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS




                                         YEAR ENDED
                                  12/31/06       12/31/05
                                ------------   ------------


INCREASE IN NET ASSETS FROM
 OPERATIONS:
Net investment income........   $  5,466,709   $  3,604,712
Net realized gain on
  investments and foreign
  currencies.................     17,221,622     13,015,511
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currencies.................     18,594,683      1,413,707
                                ------------   ------------
Net increase in net assets
  resulting from operations..     41,283,014     18,033,930
                                ------------   ------------

DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............      (3,667,646)    (3,322,906)
 Service Class..............        (332,354)       (81,973)
Net realized gain on
  investments:
 Standard Class.............     (13,626,351)    (7,248,759)
 Service Class..............        (724,318)      (151,450)
                                ------------   ------------
                                 (18,350,669)   (10,805,088)
                                ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............      19,047,842     23,547,319
 Service Class..............      29,616,718      8,034,664

Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class.............      17,293,997     10,571,665
 Service Class..............       1,056,672        233,423
                                ------------   ------------
                                  67,015,229     42,387,071
                                ------------   ------------

Cost of shares repurchased:
 Standard Class.............     (38,613,793)   (36,026,676)
 Service Class..............      (9,062,653)    (1,905,032)
                                ------------   ------------
                                 (47,676,446)   (37,931,708)
                                ------------   ------------
Increase in net assets
 derived from capital share
 transactions...............      19,338,783      4,455,363
                                ------------   ------------
NET INCREASE IN NET ASSETS...     42,271,128     11,684,205
NET ASSETS:
Beginning of year............    283,789,432    272,105,227
                                ------------   ------------
End of year (including
 undistributed
 (distributions in excess
 of) net investment income
 of $1,597,557 and
 $(879,055), respectively)..    $326,060,560   $283,789,432
                                ============   ============




                             See accompanying notes




                         Global Asset Allocation Fund-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:




                                                                   GLOBAL ASSET ALLOCATION FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                               12/31/06         12/31/05         12/31/04(1)         12/31/03(2)         12/31/02
                                               ----------------------------------------------------------------------------------


Net asset value, beginning of period........   $ 14.535         $ 14.186           $ 12.704            $ 10.890          $ 12.563

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)....................      0.273            0.187              0.190               0.134             0.221
Net realized and unrealized gain (loss) on
 investments and foreign currencies........       1.767            0.729              1.515               2.045            (1.708)
                                               --------         --------           --------            --------          --------
Total from investment operations............      2.040            0.916              1.705               2.179            (1.487)
                                               --------         --------           --------            --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.197)          (0.177)            (0.223)             (0.365)           (0.186)
Net realized gain on investments............     (0.732)          (0.390)                --                  --                --
                                               --------         --------           --------            --------          --------
Total dividends and distributions...........     (0.929)          (0.567)            (0.223)             (0.365)           (0.186)
                                               --------         --------           --------            --------          --------

Net asset value, end of period..............   $ 15.646         $ 14.535           $ 14.186            $ 12.704          $ 10.890
                                               ========         ========           ========            ========          ========

Total return(4).............................     14.51%            6.80%             13.54%              20.40%           (11.89%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $291,846         $273,272           $268,263            $257,804          $242,101
Ratio of expenses to average net assets.....      0.91%            0.93%              1.03%               1.06%             1.00%
Ratio of net investment income to average
 net assets................................       1.83%            1.33%              1.46%               1.16%             1.88%
Portfolio turnover..........................        78%              91%               139%                191%              133%



----------
(1)Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc. replaced Putnam Investments as the Fund's sub-advisor.

(2)Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund, Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                         Global Asset Allocation Fund-16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                              GLOBAL ASSET ALLOCATION FUND SERVICE CLASS
                                                                                         5/15/03(2)
                                                     YEAR ENDED                              TO
                                   12/31/06         12/31/05         12/31/04(1)          12/31/03
                                   ----------------------------------------------------------------


Net asset value, beginning of
 period........................     $14.528          $14.179           $12.700             $11.578

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income(3)........      0.235            0.152             0.157               0.062
Net realized and unrealized gain
 on investments and foreign
 currencies....................       1.765            0.729             1.512               1.411
                                    -------          -------           -------             -------
Total from investment
 operations....................       2.000            0.881             1.669               1.473
                                    -------          -------           -------             -------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income...........     (0.165)          (0.142)           (0.190)             (0.351)
Net realized gain on
 investments...................      (0.732)          (0.390)               --                  --
                                    -------          -------           -------             -------
Total dividends and
 distributions.................      (0.897)          (0.532)           (0.190)             (0.351)
                                    -------          -------           -------             -------

Net asset value, end of period..    $15.631          $14.528           $14.179             $12.700
                                    =======          =======           =======             =======

Total return(4).................     14.23%            6.53%            13.27%              13.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)......................     $34,215          $10,517           $ 3,842             $   810
Ratio of expenses to average net
 assets........................       1.16%            1.18%             1.28%               1.29%
Ratio of net investment income
 to average net assets.........       1.58%            1.08%             1.21%               0.83%
Portfolio turnover..............        78%              91%              139%              191%(5)



----------
(1)Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc. replaced Putnam Investments as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(5)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes



                         Global Asset Allocation Fund-17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Global Asset Allocation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed the LVIP UBS Global Asset Allocation Fund.

The Fund's investment objective is to maximize long-term total return consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Open-end investment companies are valued at their published net asset value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.


                         Global Asset Allocation Fund-18

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $28,000 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $200 million, and 0.68% of the average daily net assets of the Fund in excess of $400 million.

UBS Global Asset Management (Americas) Inc. (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Advisor 0.47% for the first $200 million of the Fund's average daily net assets, 0.42% of the next $200 million of the Fund's average daily net assets, and 0.40% of the excess of the Fund's average daily net assets over $400 million.

The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment sub-advisor. The commissions paid to these affiliated firms were $2,601 for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $239,286.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these services amounted to $15,733.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $201,774
Accounting and Administration Fees
  Payable to DSC.......................     42,595
Administration Fees Payable to Lincoln
  Life.................................      2,083
Distribution Fees Payable to the
  Companies............................      7,123


The Fund may invest in UBS High Yield Relationship Fund and UBS Emerging Markets Equity Relationship Fund (collectively, the "UBS Relationship Funds"), open-end management investment companies managed by UBS Global Asset Management (Americas) Inc. The UBS Relationship Funds are offered as investment

                         Global Asset Allocation Fund-19

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)




2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)


options only to mutual funds and certain other accounts managed by UBS Global Asset Management (Americas) Inc. The UBS Relationship Funds pay no investment management fees to UBS Global Asset Management (Americas) Inc. or the applicable sub-advisors. For the year ended December 31, 2006, the Fund received no distributions from the UBS Relationship Funds.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees of the Fund is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $192,240,027 and sales of $176,564,538 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2006, the Fund made purchases of $48,363,742 and sales of $42,688,661 of long-term U.S. government securities.

At December 31, 2006, the cost of investments for federal income tax purposes was $271,461,149. At December 31, 2006, net unrealized appreciation was $51,923,590, of which $55,018,627 related to unrealized appreciation of investments and $3,095,037 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                   YEAR                YEAR
                                  ENDED               ENDED
                                 12/31/06            12/31/05
                               -----------         -----------


Ordinary income.............   $ 7,876,506         $ 4,664,973
Long-term capital gain......    10,474,163           6,140,115
                               -----------         -----------
Total.......................   $18,350,669         $10,805,088
                               ===========         ===========



5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $257,228,907
Undistributed ordinary income........      5,205,794
Undistributed long-term capital
  gain...............................     12,318,983
Other temporary differences..........       (725,705)
Unrealized appreciation of
  investments and foreign
  currencies.........................     52,032,581
                                        ------------
Net assets...........................   $326,060,560
                                        ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddle deferrals, and mark-to-market of forward foreign currency contracts and futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown gain (loss) on mortgage- and asset-backed securities and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED            ACCUMULATED
NET INVESTMENT           NET REALIZED             PAID-IN
    INCOME                GAIN (LOSS)             CAPITAL
--------------           ------------           ----------


  $1,009,903             $(2,793,952)           $1,784,049






                         Global Asset Allocation Fund-20

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/06           12/31/05
                                 ----------         ----------


Shares sold:
  Standard Class..............    1,271,670          1,672,347
  Service Class...............    2,008,812            571,172
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class..............    1,175,589            776,824
  Service Class...............       71,585             17,126
                                 ----------         ----------
                                  4,527,656          3,037,469
                                 ----------         ----------
Shares repurchased:
  Standard Class..............   (2,595,194)        (2,558,876)
  Service Class...............     (615,456)          (135,336)
                                 ----------         ----------
                                 (3,210,650)        (2,694,212)
                                 ----------         ----------
Net increase..................    1,317,006            343,257
                                 ==========         ==========



7. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION
Foreign Currency Exchange Contracts--The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of Net Assets.

Financial Futures Contracts--The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates or with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of Net Assets.

8. CREDIT AND MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets

                         Global Asset Allocation Fund-21

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)




8. CREDIT AND MARKET RISK (CONTINUED)


experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor's Ratings Group and Baa or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                         Global Asset Allocation Fund-22

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Global Asset Allocation Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the Global Asset Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Asset Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                         Global Asset Allocation Fund-23

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2006, the Fund designates distributions paid during the year as follows:


     (A)                       (B)
  LONG-TERM                  ORDINARY
CAPITAL GAINS                 INCOME                    TOTAL                      (C)
DISTRIBUTIONS             DISTRIBUTIONS             DISTRIBUTIONS              QUALIFYING
 (TAX BASIS)               (TAX BASIS)               (TAX BASIS)              DIVIDENDS(1)
-------------             -------------             -------------             ------------


     57%                       43%                       100%                      34%




----------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

PROXY RESULTS (UNAUDITED)
The Global Asset Allocation Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger..............................      19,594,135     19,115,519      93.57%       3.98%        0.00%
  Nancy L. Frisby.................................      19,594,135     19,115,519      93.63%       3.92%        0.00%
  Gary D. Lemon...................................      19,594,135     19,115,519      93.76%       3.79%        0.00%
  Kenneth G. Stella...............................      19,594,135     19,115,519      93.40%       4.15%        0.00%
  David H. Windley................................      19,594,135     19,115,519      93.53%       4.02%        0.00%



----------

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, and the sub-advisory agreement with UBS Global Asset Management (Americas) Inc. ("UBS"), for the Global Asset Allocation Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC, Lincoln Life and the sub-adviser prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory and sub-advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC, Lincoln Life and the sub-adviser provided extensive information in response to this request. Among other information, Lincoln Life, DMC and the sub-adviser provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their respective Form ADVs, information about profitability and/or financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory and sub-advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement and sub-advisory agreement.

In considering approval of the renewal of the investment advisory agreement and sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory and sub-advisory agreements. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory and sub-advisory agreements.

ADVISORY AGREEMENT
The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered its response to a request for information from Lincoln Life, including compliance and oversight of the sub-adviser, DMC's criteria for review of a sub-adviser's performance and reviewed background information regarding the compliance staff. The Independent Trustees considered the delegation of day-to-day portfolio management responsibility to UBS. The Independent Trustees concluded that the services provided by DMC were acceptable. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information for the Fund's Lipper expense peer group. The Board was provided information on the advisory fee DMC charges to other funds and its institutional account fee schedule. The Independent Trustees also considered the advisory fee

                         Global Asset Allocation Fund-24

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND OTHER FUND INFORMATION (CONTINUED)

paid by other comparable global asset allocation funds not advised by DMC. The Independent Trustees noted that the Fund's advisory fee was below the average of its Lipper expense peer group and concluded that the advisory fee was reasonable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule and the Fund's asset size, noted that the fee schedule contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

SUB-ADVISORY AGREEMENT
In considering the renewal of the sub-advisory agreement between DMC and UBS on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by UBS under the sub-advisory agreement. The Independent Trustees reviewed the services provided by UBS, the background of the investment professionals servicing the Fund and brokerage arrangements and concluded that the services provided by UBS have been acceptable. The Independent Trustees reviewed the investment performance of the Fund compared to its Lipper performance peer group and a securities market index and determined that the investment performance of the Fund over the short-term was within an acceptable range of the average and therefore has been acceptable. The Independent Trustees considered that the sub-advisory fee schedule was negotiated at arm's length between DMC and UBS, an unaffiliated third party, and that DMC compensates UBS from its fees. The Independent Trustees considered the sub-advisory fee schedule under the sub-advisory agreement and UBS's institutional account fee schedule and concluded that the sub-advisory fee was reasonable. With respect to profitability, the Independent Trustees considered UBS's representation that the current level of fees was mutually beneficial. The Independent Trustees also considered whether UBS received any incidental benefits in connection with its relationship to the Fund and noted that UBS has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of UBS.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory Corporation ("JPIA") and a sub-advisory agreement on behalf of the Fund with UBS (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval of the Proposed Advisory Agreement. A shareholder meeting to consider the approval of the Proposed Advisory Agreement is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be

                         Global Asset Allocation Fund-25

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND OTHER FUND INFORMATION (CONTINUED)

provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the Jefferson-Pilot Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current advisory agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was below the average of the Fund's Lipper expense peer group, and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed advisory fee schedule, noted that it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, approved the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
On November 13, 2006, in conjunction with the Board's approval of the Proposed Advisory Agreement with JPIA, the Board also approved a new Sub-Advisory Agreement, on behalf of the Fund, between JPIA and UBS, the Fund's current sub-adviser. The Board considered that the sole difference between the Fund's current sub-advisory agreement and the new Sub-Advisory Agreement was a change to the investment adviser party to the agreement -- JPIA rather than DMC. The Board considered that it had approved the renewal of the current sub-advisory agreement at the August 2006 Board meeting. In addition to the materials provided by Funds Management in connection with the merger of the Lincoln and Jefferson-Pilot organizations, the Board considered the information provided in connection with the renewal of the sub-advisory agreement in August 2006. In approving the new Sub-Advisory Agreement, the Board, including all of the Independent Trustees, noted its considerations and conclusions at the August 2006 meeting.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholders meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                         Global Asset Allocation Fund-26

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February 1998     Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May 2006
Fort Wayne, IN 46802
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.



The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                        Global Asset Allocation Fund-27.1

                                                                     GROWTH FUND

                            BLACKROCK LOGO

                            Lincoln Variable
                            Insurance Products Trust-
                            Growth Fund
                            Annual Report
                            December 31, 2006





                                                                     GROWTH FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-


GROWTH FUND

INDEX





COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH FUND

ANNUAL REPORT COMMENTARY
For the period ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 6.18% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2006, while its benchmark, the Russell 1000 Growth Index*, returned 9.07%.

The Fund's positions in industrials and materials were the largest positive contributions to performance, while energy, consumer discretionary, consumer staples, healthcare and information technology had a negative impact. The performance versus the benchmark was hindered primarily by stock selection in information technology, healthcare and consumer discretionary. Security selection in industrials, materials and financials enhanced the relative return.

We maintain the portfolio's pro-cyclical positioning in anticipation of a soft economic landing in the U.S. and continued strength globally. The Fund's overweights include information technology and industrials, and there are underweight positions in consumer staples, financials and healthcare.

Robert C. Doll, Jr.
BlackRock

The opinions expressed are those of BlackRock as of December 31, 2006, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. The Index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.


Growth of $10,000 invested 5/3/05 through 12/31/06



(LINE GRAPH)

                                            GROWTH FUND
                                          STANDARD CLASS    RUSSELL 1000
                                              SHARES        GROWTH INDEX
                                          --------------    ------------


5/3/05                                       10000.00         10000.00
12/31/05                                     11704.00         11188.00
12/31/06                                     12427.00         12203.00




This chart illustrates, hypothetically, that $10,000 was invested in the Growth Fund Standard Class shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,427. For comparison, look at how the Russell 1000 Growth Index did from 5/2/03 through 12/31/06. The same $10,000 investment would have grown to $12,203. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                  +6.18%
--------------------------------
Inception (5/3/05)       +13.93%
--------------------------------



The Service Class shares total return was 5.91% for the year ended 12/31/06 and its average annual total return was 13.65% for the period from 5/3/05 (commencement of operations) to 12/31/06.

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios are higher forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

   Commencing September 30, 2006, Blackrock Investment Management, LLC replaced Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.


                                  Growth Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,069.20       0.86%         $4.49
Service Class Shares    1,000.00     1,067.90       1.11%          5.79
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,020.87       0.86%         $4.38
Service Class Shares    1,000.00     1,019.61       1.11%          5.65
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                                  Growth Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  99.92%
------------------------------------------------------
Commercial Services                            2.27%
Consumer Durables                              2.25%
Consumer Non-Durables                          0.56%
Consumer Services                              3.58%
Distribution Services                          2.94%
Electronic Technology                         18.90%
Energy Minerals                                4.71%
Financials                                     4.65%
Health Services                                5.24%
Health Technology                              8.91%
Industrial Services                            1.58%
Non-Energy Minerals                            1.62%
Process Industries                             1.09%
Producer Manufacturer                          8.56%
Retail Trade                                  16.08%
Technology Services                           13.91%
Transportation                                 2.11%
Utilities                                      0.96%
------------------------------------------------------
SHORT-TERM INVESTMENTS                         1.16%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES             101.08%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (1.08%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.



                                          PERCENTAGE
TOP 10 EQUITY HOLDINGS                  OF NET ASSETS
-----------------------------------------------------

Cisco Systems                                3.18%
International Business Machines              2.97%
Hewlett-Packard                              2.03%
Oracle                                       1.92%
Goldman Sachs                                1.79%
Microsoft                                    1.73%
Schering-Plough                              1.53%
Lockheed Martin                              1.47%
Motorola                                     1.41%
Exxon Mobil                                  1.40%
-----------------------------------------------------






                                  Growth Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2006





                                      NUMBER OF      MARKET
                                        SHARES       VALUE
                                                    (U.S. $)


     COMMON STOCK-99.92%
     COMMERCIAL SERVICES-2.27%
     Manpower.......................     6,500    $  $487,045
     Omnicom Group..................     5,700        595,878
                                                  -----------
                                                    1,082,923
                                                  -----------
     CONSUMER DURABLES-2.25%
     Harley-Davidson................     8,700        613,089
     Snap-On........................     9,700        462,108
                                                  -----------
                                                    1,075,197
                                                  -----------
     CONSUMER NON-DURABLES-0.56%
     International Flavors &
      Fragrances...................      5,400        265,464
                                                  -----------
                                                      265,464
                                                  -----------
     CONSUMER SERVICES-3.58%
  +  DIRECTV Group..................    25,500        635,970
     Disney (Walt)..................    18,500        633,995
  +  ITT Educational Services.......     6,600        438,042
                                                  -----------
                                                    1,708,007
                                                  -----------
     DISTRIBUTION SERVICES-2.94%
     AmerisourceBergen Class A......     6,895        309,999
  +  Avnet..........................     7,600        194,028
     Cardinal Health................     7,400        476,782
     McKesson.......................     8,370        424,359
                                                  -----------
                                                    1,405,168
                                                  -----------
     ELECTRONIC TECHNOLOGY-18.90%
  +  Agilent Technologies...........    12,455        434,057
  +  Altera.........................     7,700        151,536
     Applied Materials..............     9,900        182,655
     AVX............................    22,200        328,338
  +  Cadence Design Systems.........    25,360        454,198
  +  Cisco Systems..................    55,475      1,516,132
     Hewlett-Packard................    23,500        967,965
  +  Integrated Device Technology...    31,000        479,880
     Intersil Class A...............     5,430        129,886
  +  Lexmark International Class A..     7,200        527,040
     Lockheed Martin................     7,620        701,573
  +  LSI Logic......................    53,785        484,065
     Motorola.......................    32,695        672,209
  +  NCR............................     7,515        321,341
  +  Novellus Systems...............    15,200        523,184
  +  NVIDIA.........................     1,900         70,319
     Raytheon.......................    10,600        559,680
  +  Synopsys.......................    19,290        515,622
                                                  -----------
                                                    9,019,680
                                                  -----------
     ENERGY MINERALS-4.71%
     Exxon Mobil....................     8,700        666,681
     Frontier Oil...................    15,400        442,596
     Holly..........................     9,500        488,300
     Sunoco.........................     5,395        336,432
     Tesoro.........................     4,770        313,723
                                                  -----------
                                                    2,247,732
                                                  -----------
     FINANCIALS-4.65%
     AMBAC Financial................     4,100        365,187
  +  CNA Financial..................    12,100        487,872
     Goldman Sachs..................     4,275        852,221
     Morgan Stanley.................     6,300        513,009
                                                  -----------
                                                    2,218,289
                                                  -----------
     HEALTH SERVICES-5.24%
     Aetna..........................    12,900        557,022
     Caremark Rx....................     6,315        360,650
  +  Emdeon.........................    40,300        499,317
  +  Humana.........................     9,920        548,675
  +  Laboratory Corporation of
      America......................      7,300        536,331
                                                  -----------
                                                    2,501,995
                                                  -----------
     HEALTH TECHNOLOGY-8.91%
  +  Amgen..........................       700         47,817
     Applera -- Applied Biosystems..    12,100        443,949
  +  Biogen Idec....................    10,600        521,414
  +  Forest Laboratories............    11,600        586,960
     Johnson & Johnson..............     4,180        275,964
  +  Kinetic Concepts...............    13,200        522,060
     Merck..........................     8,800        383,680
     Pfizer.........................     9,415        243,849
     Schering-Plough................    30,800        728,111
  +  Waters.........................    10,200        499,494
                                                  -----------
                                                    4,253,298
                                                  -----------
     INDUSTRIAL SERVICES-1.58%
  +  Quanta Services................    11,800        232,106
     Waste Management...............    14,200        522,134
                                                  -----------
                                                      754,240
                                                  -----------
     NON-ENERGY MINERALS-1.62%
     Carpenter Technology...........     3,900        399,828
     Nucor..........................     6,790        371,141
                                                  -----------
                                                      770,969
                                                  -----------
     PROCESS INDUSTRIES-1.09%
  +  Pactiv.........................    14,600        521,074
                                                  -----------
                                                      521,074
                                                  -----------
     PRODUCER MANUFACTURER-8.56%

     Cummins........................     3,450        407,721
  +  Energizer......................     5,200        369,148
     General Electric...............     8,545        317,959
     Honeywell International........    13,300        601,692
     Manitowoc......................     7,900        469,497
  +  Mettler-Toledo International...     6,200        488,870

                                  Growth Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                      NUMBER OF      MARKET
                                        SHARES       VALUE
                                                    (U.S. $)

     COMMON STOCK (CONTINUED)
     PRODUCER MANUFACTURER (CONTINUED)
     Roper Industries...............     7,400    $   371,776
     Steelcase Class A..............    16,880        306,541
  +  Terex..........................     5,100        329,358
     Toro...........................     9,100        424,333
                                                  -----------
                                                    4,086,895
                                                  -----------
     RETAIL TRADE-16.08%

     Abercrombie & Fitch Class A....     7,600        529,188
     American Eagle Outfitters......    16,750        522,768
  +  AnnTaylor Stores...............    14,600        479,464
  +  AutoZone.......................     3,200        369,792
  +  Dick's Sporting Goods..........     9,500        465,405
  +  Dollar Tree Stores.............    15,800        475,580
     Family Dollar Stores...........    17,300        507,409
  +  Kohl's.........................     9,200        629,555
     Kroger.........................    21,900        505,233
     Men's Wearhouse................     9,800        374,948
     Nordstrom......................    11,600        572,344
  +  Office Depot...................    14,500        553,465
     Penney (J.C.)..................     7,630        590,257
     Sherwin-Williams...............     8,100        514,998
     TJX............................    20,500        583,840
                                                  -----------
                                                    7,674,246
                                                  -----------
     TECHNOLOGY SERVICES-13.91%
  +  BEA Systems....................    36,460        458,667
  +  BMC Software...................    16,130        519,386
  +  Compuware......................    31,470        262,145
  +  Convergys......................    19,900        473,222
     Electronic Data Systems........    19,500        537,225
     International Business
      Machines.....................     14,600      1,418,390
  +  Intuit.........................    15,070        459,786
  +  McAfee.........................    17,900        508,002
     Microsoft......................    27,715        827,570
  +  Oracle.........................    53,500        916,990
     Paychex........................     3,400        134,436
     Total System Services..........     4,700        124,033
                                                  -----------
                                                    6,639,852
                                                  -----------
     TRANSPORTATION-2.11%
  +  AMR............................    16,755        506,504
  +  Continental Airlines Class B...    12,100        499,125
                                                  -----------
                                                    1,005,629
                                                  -----------
     UTILITIES-0.96%

  +  Covanta........................    20,800        458,432
                                                  -----------
                                                      458,432
                                                  -----------
     TOTAL COMMON STOCK
      (COST $42,919,078)...........                47,689,090
                                                  -----------
     SHORT-TERM INVESTMENT-1.16%

     Merrill Lynch Money Market
      Fund.........................    555,969        555,969
                                                  -----------
     TOTAL SHORT-TERM INVESTMENT
      (COST $555,969)..............                   555,969
                                                  -----------








TOTAL MARKET VALUE OF SECURITIES-101.08% (COST $43,475,047)...................    48,245,059
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.08%).......................      (516,289)
                                                                                 -----------
NET ASSETS APPLICABLE TO 3,843,360 SHARES OUTSTANDING-100.00%.................   $47,728,770
                                                                                 ===========
NET ASSETS VALUE-GROWTH FUND STANDARD CLASS ($40,027,810 / 3,221,068 SHARES)..       $12.427
                                                                                     =======
NET ASSETS VALUE-GROWTH FUND SERVICE CLASS ($7,700,960 / 622,292 SHARES)......       $12.375
                                                                                     =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $44,271,379
Undistributed net investment income...........................................        14,433
Accumulated net realized loss on investments..................................    (1,327,054)
Net unrealized appreciation of investments....................................     4,770,012
                                                                                 -----------
Total net assets..............................................................   $47,728,770
                                                                                 ===========




----------
+ Non-income producing security for the year ended December 31, 2006.

 Considered an affiliated company. See Note 2 in "Notes to Financial
 Statements."

                             See accompanying notes


                                  Growth Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Dividends............................   $   273,283
Income from investments in affiliated
 companies..........................         37,670
Interest.............................            46
                                        -----------
                                            310,999
                                        -----------
EXPENSES:
Management fees......................       242,194
Accounting and administration
 expenses...........................        106,562
Reports and statements to
 shareholders.......................         32,315
Professional fees....................        28,816
Distribution expenses-Service Class..        15,097
Custodian fees.......................        12,647
Trustees' fees.......................         8,000
Other................................         7,220
                                        -----------
                                            452,851
Less expenses waived or absorbed.....      (155,701)
Less expense paid indirectly.........          (584)
                                        -----------
Total operating expenses.............       296,566
                                        -----------
NET INVESTMENT INCOME................        14,433
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized loss on investments.....    (1,208,099)
Net change in unrealized
 appreciation/depreciation of
 investments........................      3,442,261
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS                              2,234,162
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                        $ 2,248,595
                                        ===========




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                     YEAR        5/3/05*
                                    ENDED           TO
                                   12/31/06      12/31/05
                                 -----------   -----------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net investment income
     (loss)...................   $    14,433   $    (4,567)
 Net realized loss on
     investments..............    (1,208,099)     (118,955)
 Net change in unrealized
     appreciation/depreciation
     of investments...........     3,442,261     1,327,751
                                 -----------   -----------
 Net increase in net assets
     resulting from
     operations...............     2,248,595     1,204,229
                                 -----------   -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
  Standard Class.............     28,291,955    14,554,543
  Service Class..............      9,641,774     2,515,541
                                 -----------   -----------
                                  37,933,729    17,070,084
                                 -----------   -----------
 Cost of shares repurchased:
  Standard Class.............     (2,819,301)   (3,019,091)
  Service Class..............     (4,701,219)     (188,256)
                                 -----------   -----------
                                  (7,520,520)   (3,207,347)
                                 -----------   -----------
 Increase in net assets
     derived from capital
     share transactions.......    30,413,209    13,862,737
                                 -----------   -----------
NET INCREASE IN NET ASSETS....    32,661,804    15,066,966
NET ASSETS:
 Beginning of period.........     15,066,966            --
                                 -----------   -----------
 End of period (including
     undistributed net
     investment income of
     $14,433 and $0,
     respectively)............   $47,728,770   $15,066,966
                                 ===========   ===========




----------

* Date of commencement of operations.

                             See accompanying notes



                                  Growth Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                    GROWTH FUND
                                                   STANDARD CLASS
                                           -----------------------------
                                               YEAR            5/3/05(2)
                                              ENDED                TO
                                           12/31/06(1)          12/31/05
                                           -----------         ---------


Net asset value, beginning of period....     $11.704            $10.000

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)(3).........       0.011             (0.004)
Net realized and unrealized gain on
 investments...........................        0.712              1.708
                                             -------            -------
Total from investment operations........       0.723              1.704
                                             -------            -------
Net asset value, end of period..........     $12.427            $11.704
                                             =======            =======
Total return(4).........................       6.18%             17.04%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)..............................      $40,028            $12,619
Ratio of expenses to average net
 assets................................        0.86%              0.86%(5)
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly............................        1.34%              3.22%
Ratio of net investment income (loss) to
 average net assets....................        0.09%             (0.06%)
Ratio of net investment loss to average
 net assets prior to fees waived and
 expense paid indirectly...............       (0.39%)            (2.42%)
Portfolio turnover......................        182%               251%



----------

(1)Commencing September 30, 2006, Blackrock Investment Management, LLC replaced Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5)Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.89%.

                             See accompanying notes



                                  Growth Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                    GROWTH FUND
                                                   SERVICE CLASS
                                           -----------------------------
                                               YEAR            5/3/05(2)
                                              ENDED                TO
                                           12/31/06(1)          12/31/05
                                           -----------         ---------


Net asset value, beginning of period....     $11.685            $10.000

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment loss(3)..................      (0.019)            (0.023)
Net realized and unrealized gain on
 investments...........................        0.709              1.708
                                             -------            -------
Total from investment operations........       0.690              1.685
                                             -------            -------
Net asset value, end of period..........     $12.375            $11.685
                                             =======            =======
Total return(4).........................       5.91%             16.85%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)..............................      $ 7,701            $ 2,448
Ratio of expenses to average net
 assets................................        1.11%              1.11%(5)
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly............................        1.59%              3.47%
Ratio of net investment loss to average
 net assets............................       (0.16%)            (0.31%)
Ratio of net investment loss to average
 net assets prior to fees waived and
 expense paid indirectly...............       (0.64%)            (2.67%)
Portfolio turnover......................        182%               251%



----------

(1)Commencing September 30, 2006, Blackrock Investment Management, LLC replaced Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5)Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.14%

                             See accompanying notes



                                  Growth Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is long-term capital growth.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $277 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.


                                  Growth Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)





1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.74% of the average daily net assets of the Fund.

Lincoln Life, an affiliate of DMC, has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses, exclusive of distribution fees, exceed 0.86% of average daily net assets. The agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

Blackrock Investment Management, LLC (the "Sub-Advisor") is responsible for the day to day management of the Fund's investment portfolio. Prior to September 30, 2006, Fund Asset Management, LP, doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers, was responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Advisor 0.40% for the first $500 million of the Fund's average daily net assets and 0.35% of any excess of the Fund's average daily net assets over $500 million.

During the period in which Merrill Lynch or its affiliates served as sub-advisor, the Fund invested in a money market fund advised by Merrill Lynch, an affiliate of the sub-advisor. The Merrill Lynch Money Market Fund charged no investment management fees. For the year ended December 31, 2006, the Fund received distributions from the Merrill Lynch Money Market Fund of $37,670.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $64,993.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $16,569.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had receivables due from or liabilities payable to affiliates as follows:



Management Fees Payable to DMC..........   $(29,594)
Accounting and Administration Fees
  Payable to DSC........................    (10,833)
Administration Fees Payable to Lincoln
  Life..................................     (2,083)
Distribution Fees Payable to the
  Companies.............................     (1,725)
Receivable from Lincoln Life............      9,220


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $90,518,520 and sales of $59,632,555 of investment securities other than short-term investments.

At December 31, 2006, the cost of investments for federal income tax purposes $43,651,892. At December 31, 2006, net unrealized appreciation was $4,593,167, of which $5,103,999 related to unrealized appreciation of investments and $510,832 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid for the year ended December 31, 2006 and the period ended December 31, 2005.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS


                                 Growth Fund-10

As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest.........   $44,271,379
Undistributed ordinary income.........        14,433
Capital loss carryforwards............    (1,150,209)
Unrealized appreciation of
  investments.........................     4,593,167
                                         -----------
Net assets............................   $47,728,770
                                         ===========



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December, 31, 2006 will expire as follows: $64,073 expires in 2013 and $1,086,136 expires in 2014.

6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR             PERIOD
                                   ENDED             ENDED
                                  12/31/06         12/31/05*
                                 ---------         ---------


Shares sold:
  Standard Class..............   2,381,695         1,337,845
  Service Class...............     807,582           226,781
                                 ---------         ---------
                                 3,189,277         1,564,626
                                 ---------         ---------
Shares repurchased:
  Standard Class..............    (238,757)         (259,715)
  Service Class...............    (394,835)          (17,236)
                                 ---------         ---------
                                  (633,592)         (276,951)
                                 ---------         ---------
Net increase..................   2,555,685         1,287,675
                                 =========         =========




----------
(*)Commenced operations on May 3, 2005.

7. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                                 Growth Fund-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Growth Fund

We have audited the accompanying statement of net assets of the Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                                 Growth Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH FUND
OTHER FUND INFORMATION

PROXY RESULTS (UNAUDITED)
The Growth Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING       TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES         VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ---------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger                                    1,282,184      1,280,371      99.86%       0.00%        0.00%
  Nancy L. Frisby                                       1,282,184      1,280,371      99.86%       0.00%        0.00%
  Gary D. Lemon                                         1,282,184      1,280,371      99.86%       0.00%        0.00%
  Kenneth G. Stella                                     1,282,184      1,280,371      99.86%       0.00%        0.00%
  David H. Windley                                      1,282,184      1,280,371      99.86%       0.00%        0.00%



----------

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, and the approval of the sub-advisory agreement with BlackRock Investment Management, LLC ("BlackRock"), for the Growth Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC, Lincoln Life and the sub-adviser prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to the renewal and/or approval of investment advisory and sub-advisory agreements and the factors that they should consider in renewing or approving such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC, Lincoln Life and the sub-adviser provided extensive information in response to this request. Among other information, Lincoln Life, DMC and the sub-adviser provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their respective Form ADVs, information about profitability and/or financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory and sub-advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement and the approval of the sub-advisory agreement.

In considering approval of the renewal of the investment advisory agreement and approval of the sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory agreement and approve the sub-advisory agreement. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory and sub-advisory agreements.

ADVISORY AGREEMENT
The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered its response to a request for information from Lincoln Life, including compliance and oversight of the sub-adviser, DMC's criteria for review of a sub-adviser's performance and reviewed background information regarding the compliance staff. The Independent Trustees considered the delegation of day-to-day portfolio management responsibility to Fund Asset Management, doing business as Mercury Advisers ("Mercury"), and the planned acquisition of Mercury by BlackRock Inc., the parent company of BlackRock. The Independent Trustees concluded that the services provided by DMC were acceptable. The Board was provided information on the advisory fee DMC charges to other funds and its institutional account fee schedule. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information for the Fund's Lipper expense peer group. The Independent Trustees considered that the Fund's advisory fee was above the average but at the median of the Fund's Lipper expense peer group, and concluded that the Fund's advisory fee was reasonable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee and the Fund's asset size, and concluded that given the Fund's asset size that there were no economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients, and considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund. The Independent Trustees also noted that Lincoln Life has agreed to limit the Fund's expenses through at least April 30, 2007.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.


                                 Growth Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH FUND
OTHER FUND INFORMATION (CONTINUED)



SUB-ADVISORY AGREEMENT
In considering the approval of the sub-advisory agreement between DMC and BlackRock on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Mercury under the current sub-advisory agreement and the planned acquisition by BlackRock, Inc. of Mercury. The Independent Trustees considered the services provided by Mercury, the experience of the portfolio manager and that it was anticipated that the portfolio manager would be the same after the acquisition and the reputation and resources of Mercury and BlackRock. The Independent Trustees reviewed the investment performance of the Fund since inception and noted that although the Fund underperformed compared to its Lipper performance peer group, the Fund has outperformed the relevant securities market index and concluded that performance over the short life of the Fund was acceptable. The Independent Trustees considered that the sub-advisory fee schedule was negotiated at arm's length between DMC and Mercury, an unaffiliated third party, and that DMC would compensate BlackRock from its fees. The Independent Trustees also reviewed profitability data provided by Mercury, noted its representation that it does not anticipate any changes to the profitability moving forward with its acquisition by BlackRock, Inc. and concluded that the profitability to Mercury was not unreasonable. The Independent Trustees considered the sub-advisory fee schedule, and considered Mercury's representation that the fees, are consistent with other registered fund clients with the same investment strategy as the Fund's.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the sub-advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory Corporation ("JPIA") and a sub-advisory agreement on behalf of the Fund with BlackRock (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval of the Proposed Advisory Agreement. A shareholder meeting to consider the approval of the Proposed Advisory Agreement is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. Funds Management also proposed that, subject to shareholder approval, the Fund be merged into the Capital Appreciation Fund, another series of the Lincoln Trust. Funds Management sought approval of the Advisory Agreements for the Fund in the event shareholders did not approve the proposed merger.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the Jefferson-Pilot Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.


                                 Growth Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH FUND
OTHER FUND INFORMATION (CONTINUED)



The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current advisory agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was above the average but at the median of the Fund's Lipper expense peer group, and concluded that the advisory fee was reasonable. The Independent Trustees noted the small asset size of the Fund and considered that as part of Funds Management's proposals to consolidate the mutual fund offerings in the Lincoln Trust, Funds Management proposed that the Fund merge into the Capital Appreciation Fund. Accordingly, the Independent Trustees did not consider the estimated profitability or potential economies of scale for the Fund. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, approved the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
On November 13, 2006, in conjunction with the Board's approval of the Proposed Advisory Agreement with JPIA, the Board also approved a new Sub-Advisory Agreement, on behalf of the Fund, between JPIA and BlackRock, the Fund's sub-adviser. The Board considered that the sole difference between the Fund's current sub-advisory agreement and the new Sub-Advisory Agreement was a change to the investment adviser party to the agreement -- JPIA rather than DMC. The Board considered that it had approved the current sub-advisory agreement at the August 2006 Board meeting. In addition to the materials provided by Funds Management in connection with the merger of the Lincoln and Jefferson-Pilot organizations, the Board considered the information provided in connection with the approval of the current sub-advisory agreement in August 2006. In approving the new Sub-Advisory Agreement, the Board, including all of the Independent Trustees, noted its considerations and conclusions at the August 2006 Board meeting.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.

REORGANIZATION
On November 13, 2006, the Fund's Board of Trustees approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the acquisition of all of the assets of the Lincoln Variable Insurance Products Trust Growth Fund (the "LVIP Growth Fund") by the Lincoln Variable Insurance Products Trust Janus Capital Appreciation Fund (the "LVIP Janus Capital Appreciation Fund"), each a series of the Trust, in exchange for shares of the LVIP Janus Capital Appreciation Fund and the assumption by the LVIP Janus Capital Appreciation Fund of the liabilities of the LVIP Growth Fund. The Reorganization Agreement also provides for distribution of the shares of the LVIP Janus Capital Appreciation Fund to shareholders of the LVIP Growth Fund in liquidation and subsequent termination of the LVIP Growth Fund ("Reorganization"). The Reorganization is subject to shareholder approval.


                                 Growth Fund-15

OFFICER/TRUSTEE INFORMATION



                                                                                                          NUMBER OF
                                                                                                           FUNDS IN
                                                                                                            TRUST
                              POSITION(S)      TERM OF OFFICE                                              COMPLEX
    NAME, ADDRESS AND          HELD WITH        AND LENGTH OF             PRINCIPAL OCCUPATION(S)        OVERSEEN BY
      YEAR OF BIRTH            THE TRUST       TIME SERVED(2)           DURING THE PAST FIVE YEARS         TRUSTEE

--------------------------------------------------------------------------------------------------------------------

Kelly D. Clevenger(1)         Chairman,     Chairman since         Vice President, The Lincoln National       19
1300 S. Clinton Street        President     August 1995;           Life Insurance Company. Executive
Fort Wayne, IN 46802          and Trustee   President and          Vice President, Lincoln Retirement
YOB: 1952                                   Trustee since          Services Company, LLC; Second Vice
                                            November 1994          President, Lincoln Life & Annuity
                                                                   Company of New York
Nancy L. Frisby               Trustee       Trustee since          Senior Vice President and Chief            19
1300 S. Clinton Street                      April 1992             Financial Officer, DeSoto
Fort Wayne, IN 46802                                               Memorial Hospital; formerly Chief
YOB: 1941                                                          Financial Officer, Bascom Palmer Eye
                                                                   Institute, University of Miami
                                                                   School of Medicine; formerly Vice
                                                                   President and Chief Financial
                                                                   Officer, St. Joseph Medical Center,
                                                                   Inc.
Kenneth G. Stella             Trustee       Trustee since          President, Indiana Hospital & Health       19
1300 S. Clinton Street                      February 1998          Association
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon                 Trustee       Advisory Trustee       Professor of Economics and                 19
1300 S. Clinton Street                      since November 2004;   Management, DePauw University
Fort Wayne, IN 46802                        Trustee since
YOB: 1948                                   February 2006
David H. Windley              Trustee       Trustee since August   Director (Partner) Blue & Co., LLC         19
1300 S. Clinton Street                      2004
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)            Secretary     Secretary since        Secretary, Lincoln VIP Trust              N/A
1300 S. Clinton Street                      February 1995
Fort Wayne, IN 46802
YOB: 1954
William P. Flory, Jr.(1)      Chief         Chief Accounting       Second Vice President, The Lincoln        N/A
1300 S. Clinton Street        Accounting    Officer since          National Life Insurance
Fort Wayne, IN 46802          Officer       May 2006               Company
YOB: 1961
Rise' C.M. Taylor(1)          Vice          Vice President and     Vice President and Treasurer, The         N/A
1300 S. Clinton Street        President     Treasurer since May    Lincoln National Life
Fort Wayne, IN 46802          and           2006                   Insurance Company; Second Vice
YOB: 1967                     Treasurer                            President and Treasurer, Lincoln
                                                                   Life & Annuity Company of New York
Kevin J. Adamson(1)           Second Vice   Second Vice            Second Vice President, Director of        N/A
1300 S. Clinton Street        President     President since May    Funds Managements, Lincoln Life;
Fort Wayne, IN 46802                        2006                   formerly:  Director of Financial
YOB: 1966                                                          Operations, Swiss Re/Lincoln Re
                                                                   (2000-2003)
James Blake(1)                Chief         Chief Compliance       Assistant Vice President and Senior       N/A
1300 S. Clinton Street        Compliance    Officer since          Compliance Officer,
Fort Wayne, IN 46802          Officer       November 2005          Delaware Investments; formerly:
YOB: 1963                                                          Client Trading Manager, Loomis
                                                                   Sayles & Company, LP



----------

Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site ((http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                                 Growth Fund-16

                                                          GROWTH AND INCOME FUND

                           [DELAWARE INVESTMENTS LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Growth and Income Fund
                            Annual Report
                            December 31, 2006





                                                          GROWTH AND INCOME FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 12.36% (Standard Class shares with distributions reinvested) for the fiscal year 2006, while its style specific benchmark, the Russell 1000 Index*, returned 15.46%.

Our research indicates that the equity markets ended 2006 on a positive note, seeing robust gains for the year. Confidence that the U.S. economy would not enter into a recession, but rather see a soft landing in 2007, led to widespread bullish sentiment by investors. Catalysts for continued gains through the end of the year included stabilization in oil prices, a favorable employment outlook, the expectation that the Federal Reserve will have to cut interest rates in 2007 and that corporate profit growth should continue to grow at a moderate pace.

Despite an attractive absolute return for 2006, the Fund's performance trailed that of its benchmark index. The Fund's underperformance relative to the Russell 1000 Index was attributable to stock selection in the communication services, health care and technology sectors. Lack of exposure to AT&T, a provider of communication services and products, and Merck, a global pharmaceutical company, detracted from performance.

Stock selection in the financials, business services and consumer services sectors contributed to performance. Stocks making a notable positive contribution to the Fund relative to its benchmark included overweight positions in Morgan Stanley, a global financial services firm, United States Steel, an integrated steel producer, and Manpower, a provider of staffing and workforce management solutions.

Despite an imminent economic slowdown and the strong equity market rally, we remain modestly positive on the equity market for 2007. Although the housing market continues to substantially impact economic growth, we are encouraged by a strong employment environment. We believe the mergers and acquisitions (M&A) environment is robust, which we feel should support valuations and help to provide for price to earnings multiple expansion as corporate and private equity buyers are flush with cash. The equity market, in our view, has begun to price in an interest rate cut by the Federal Reserve in 2007. The Federal Reserve has made it clear that this will only happen should inflationary pressures subside. We feel that with a benign economic backdrop and substantially slower U.S. Gross Domestic Product (GDP) growth, the Federal Reserve will be poised to initiate a rate cut, an event that we believe should prove to be a catalyst for the equity markets, other factors held equal.

Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
Delaware Investments

The views expressed in this commentary are as of the date noted and are subject to change at any time.


Growth of $10,000 invested 12/31/96 through 12/31/06



(LINE GRAPH)

                                            GROWTH AND
                                            INCOME FUND
                                          STANDARD CLASS    RUSSELL 1000
                                              SHARES            INDEX
                                          --------------    ------------


12/31/96                                     10000.00         10000.00
                                             13093.00         13285.00
                                             15756.00         16875.00
                                             18520.00         20404.00
                                             16736.00         18815.00
                                             14860.00         16472.00
                                             11581.00         12906.00
                                             15021.00         16763.00
                                             16822.00         18675.00
                                             17754.00         19845.00
12/31/06                                     19948.00         22913.00




This chart illustrates, hypothetically, that $10,000 was invested in the Growth and Income Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $19,948. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have grown to $22,913. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                 +12.36%
--------------------------------
Five Years                +6.07%
--------------------------------
Ten Years                 +7.15%
--------------------------------



The Service Class Shares total return was 12.09% for the year ended 12/31/06 and its average annual total return was 12.00% for the period from 5/19/04 (commencement of operations) to 12/31/06.

* The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies based on market capitalization.


                            Growth and Income Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,117.20       0.38%         $2.03
Service Class Shares    1,000.00     1,115.80       0.63%          3.36
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,023.29       0.38%         $1.94
Service Class Shares    1,000.00     1,022.03       0.63%          3.21
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                            Growth and Income Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  99.21%
------------------------------------------------------
Basic Materials                                4.36%
Business Services                              1.00%
Capital Goods                                  8.70%
Communication Services                         2.16%
Consumer Discretionary                         4.53%
Consumer Services                              1.82%
Consumer Staples                               7.27%
Credit Cyclicals                               0.50%
Energy                                         8.92%
Financials                                    23.06%
Health Care                                   10.99%
Media                                          3.94%
Real Estate                                    1.11%
Technology                                    16.95%
Transportation                                 0.72%
Utilities                                      3.18%
------------------------------------------------------
COMMERCIAL PAPER                               0.66%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              99.87%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.13%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.



                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------

Citigroup                                      3.02%
Microsoft                                      2.58%
Exxon Mobil                                    2.47%
General Electric                               2.26%
Procter & Gamble                               2.25%
Bank of America                                2.12%
Johnson & Johnson                              1.94%
ConocoPhillips                                 1.85%
Cisco Systems                                  1.82%
International Business Machines                1.72%
------------------------------------------------------





                            Growth and Income Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                    NUMBER OF         MARKET
                                      SHARES           VALUE
                                                      (U.S.$)


     COMMON STOCK 99.21%
     BASIC MATERIALS-4.36%
     Dow Chemical...............       458,900    $  $18,328,466
     duPont (E.I.) deNemours....       348,600        16,980,306
     Freeport-McMoRan Copper &
      Gold Class B.............        184,200        10,265,466
     Lubrizol...................       326,000        16,342,380
     Steel Dynamics.............       251,500         8,161,175
     United States Steel........       236,600        17,304,924
                                                  --------------
                                                      87,382,717
                                                  --------------
     BUSINESS SERVICES-1.00%
     Manpower...................       115,500         8,654,415
     Republic Services Class A..       278,500        11,326,595
                                                  --------------
                                                      19,981,010
                                                  --------------
     CAPITAL GOODS-8.70%
     Caterpillar................       348,200        21,355,106
     DRS Technologies...........       141,100         7,433,148
     General Electric...........     1,215,800        45,239,918
     Goodrich...................       371,300        16,912,715
  +  Grant Prideco..............       457,100        18,178,867
     Northrop Grumman...........       262,400        17,764,480
     Textron....................       244,200        22,898,634
  +  Thomas & Betts.............       133,800         6,326,064
     United Technologies........       290,300        18,149,556
                                                  --------------
                                                     174,258,488
                                                  --------------
     COMMUNICATION SERVICES-2.16%
     Embarq.....................       298,200        15,673,392
     Verizon Communications.....       739,900        27,553,876
                                                  --------------
                                                      43,227,268
                                                  --------------
     CONSUMER DISCRETIONARY-4.53%
     Abercrombie & Fitch Class
      A........................        221,200        15,402,156
     Best Buy...................       385,400        18,957,826
  +  Coach......................       330,000        14,176,800
     Federated Department
      Stores...................        347,900        13,265,427
     NIKE.......................       139,600        13,824,588
  +  Urban Outfitters...........       408,700         9,412,361
     Wal-Mart Stores............       123,900         5,721,702
                                                  --------------
                                                      90,760,860
                                                  --------------
     CONSUMER SERVICES-1.82%
     Marriott International
      Class A..................        319,400        15,241,768
     McDonald's.................       478,900        21,229,637
                                                  --------------
                                                      36,471,405
                                                  --------------
     CONSUMER STAPLES-7.27%
     Altria Group...............       126,300        10,839,066
     CVS........................       592,700        18,320,357
     Fortune Brands.............       241,300        20,604,607
     Kellogg....................       153,000         7,659,180
     Kimberly-Clark.............       187,600        12,747,420
     PepsiCo....................       486,100        30,405,555
     Procter & Gamble...........       701,700        45,098,259
                                                  --------------
                                                     145,674,444
                                                  --------------
     CREDIT CYCLICALS-0.50%
     D.R. Horton................       380,900        10,090,041
                                                  --------------
                                                      10,090,041
                                                  --------------
     ENERGY-8.92%
     Chevron....................       139,500        10,257,435
     ConocoPhillips.............       515,100        37,061,445
     EOG Resources..............       181,200        11,315,940
     Exxon Mobil................       646,000        49,502,980
  +  National Oilwell Varco.....       209,900        12,841,682
  +  Newfield Exploration.......       296,100        13,605,795
     Occidental Petroleum.......       381,800        18,643,294
     St. Mary Land &
      Exploration..............        167,500         6,170,700
     Tidewater..................       189,900         9,183,564
  +  Transocean.................       124,200        10,046,538
                                                  --------------
                                                     178,629,373
                                                  --------------
     FINANCIALS-23.06%
  +  Affiliated Managers Group..       139,100        14,623,583
     Allstate...................       240,500        15,658,955
     American International
      Group....................        410,600        29,423,596
     Bank of America............       794,800        42,434,372
     Berkley (W.R.).............       364,000        12,561,640
     Capital One Financial......       245,600        18,866,992
     CIT Group..................       236,000        13,161,720
     Citigroup..................     1,086,700        60,529,190
     Everest Re Group...........        99,800         9,791,378
     Freddie Mac................       228,600        15,521,940
     Hanover Insurance Group....       168,600         8,227,680
     JPMorgan Chase.............       687,700        33,215,910
     Mellon Financial...........       309,000        13,024,350
     Merrill Lynch..............       275,900        25,686,290
     MetLife....................       213,300        12,586,833
     Morgan Stanley.............       300,300        24,453,429
     PMI Group..................       215,000        10,141,550
     Prudential Financial.......       186,200        15,987,132
     U.S. Bancorp...............       514,800        18,630,612
     UnitedHealth Group.........       505,500        27,160,515
     Washington Mutual..........       472,400        21,489,476
  +  WellPoint..................       237,300        18,673,137
                                                  --------------
                                                     461,850,280
                                                  --------------
     HEALTH CARE-10.99%
     Abbott Laboratories........       378,200        18,422,122
  +  Amgen......................       406,000        27,733,860
  +  Express Scripts Class A....       188,700        13,510,920
  +  Genentech..................       173,300        14,059,829
  +  Gen-Probe..................       188,100         9,850,797
  +  Gilead Sciences............       217,300        14,109,289
     Johnson & Johnson..........       587,200        38,766,944

                            Growth and Income Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    NUMBER OF         MARKET
                                      SHARES           VALUE
                                                      (U.S.$)

     COMMON STOCK (CONTINUED)
     HEALTH CARE (CONTINUED)
     Medtronic..................       341,200    $   18,257,612
     Pfizer.....................     1,048,400        27,153,560
     Quest Diagnostics..........       202,700        10,743,100
  +  Vertex Pharmaceuticals.....       175,100         6,552,242
     Wyeth......................       412,200        20,989,224
                                                  --------------
                                                     220,149,499
                                                  --------------
     MEDIA-3.94%
     CBS Class B................       289,100         9,014,138
  +  Comcast Class A............       161,400         6,759,432
  +  Comcast Class Special Class
      A........................        240,100        10,163,433
     Disney (Walt)..............       514,600        17,635,342
  +  Idearc.....................        37,000         1,060,050
     Time Warner................     1,024,900        22,322,322
  +  Viacom Class B.............       289,100        11,861,773
                                                  --------------
                                                      78,816,490
                                                  --------------
     REAL ESTATE-1.11%
     Developers Diversified
      Realty...................        181,000        11,393,950
     ProLogis...................       177,600        10,792,752
                                                  --------------
                                                      22,186,702
                                                  --------------
     TECHNOLOGY-16.95%
     Applied Materials..........       927,600        17,114,220
  +  BEA Systems................       473,500         5,956,630
  +  Cisco Systems..............     1,336,500        36,526,545
  +  Corning....................       775,300        14,505,863
  +  Dell.......................       356,000         8,932,040
  +  EMC........................     1,039,100        13,716,120
  +  Google Class A.............        44,700        20,583,456
     Hewlett-Packard............       626,500        25,805,535
     Intel......................     1,583,300        32,061,825
     International Business
      Machines.................        353,600        34,352,240
     Microsoft..................     1,727,300        51,577,178
     Motorola...................       788,200        16,205,392
     National Semiconductor.....       492,800        11,186,560
  +  Oracle.....................       625,600        10,722,784
     QUALCOMM...................       526,800        19,907,772
     Texas Instruments..........       702,100        20,220,480
                                                  --------------
                                                     339,374,640
                                                  --------------
     TRANSPORTATION-0.72%
     Norfolk Southern...........       285,900        14,377,911
                                                  --------------
                                                      14,377,911
                                                  --------------
     UTILITIES 3.18%
     Dominion Resources.........       208,200        17,455,488
  +  Dynegy.....................        71,659           518,811
     Edison International.......       356,200        16,199,976
     PPL........................       446,900        16,016,896
     TXU........................       249,800        13,541,658
                                                  --------------
                                                      63,732,829
                                                  --------------
     TOTAL COMMON STOCK
      (COST $1,340,202,887)....                    1,986,963,957
                                                  --------------


                                    PRINCIPAL
                                      AMOUNT
                                     (U.S.$)

 =/  COMMERCIAL PAPER-0.66%
     Anheuser Busch
      5.241% 1/2/07............    $13,275,000        13,273,068
                                                  --------------
     TOTAL COMMERCIAL PAPER
      (COST $13,273,068).......                       13,273,068
                                                  --------------








TOTAL MARKET VALUE OF SECURITIES-99.87% (COST $1,353,475,955)................    2,000,237,025
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.13%........................        2,511,733
                                                                                --------------
NET ASSETS APPLICABLE TO 56,966,368 SHARES OUTSTANDING-100.00%...............   $2,002,748,758
                                                                                ==============
NET ASSET VALUE-GROWTH AND INCOME FUND STANDARD CLASS ($1,989,458,888 /
  56,587,907 SHARES).........................................................          $35.157
                                                                                       =======
NET ASSET VALUE-GROWTH AND INCOME FUND SERVICE CLASS ($13,289,870 / 378,461
  SHARES)....................................................................          $35.116
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)...............   $1,397,044,380
Undistributed net investment income..........................................        3,878,649
Accumulated net realized loss on investments.................................      (44,935,341)
Net unrealized appreciation of investments...................................      646,761,070
                                                                                --------------
Total net assets.............................................................   $2,002,748,758
                                                                                ==============




----------



   +  Non-income producing security for the year ended December 31, 2006.
  =/  The interest rate shown is the effective yield as of the time of purchase.




                             See accompanying notes


                            Growth and Income Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Dividends...........................   $ 33,835,479
Interest............................      1,158,530
Foreign tax withheld................        (30,464)
                                       ------------
                                         34,963,545
                                       ------------
EXPENSES:
Management fees.....................      6,566,459
Accounting and administration
 expenses..........................         735,172
Reports and statements to
 shareholders......................          93,309
Custodian fees......................         65,462
Professional fees...................         53,260
Distribution expenses-Service
 Class.............................          22,127
Trustees' fees......................          8,000
Other...............................         30,257
                                       ------------
                                          7,574,046
Less expense paid indirectly........         (7,113)
                                       ------------
Total operating expenses............      7,566,933
                                       ------------
NET INVESTMENT INCOME...............     27,396,612
                                       ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
Net realized gain on investments....    155,495,143
Net change in unrealized
 appreciation/depreciation of
 investments.......................      48,434,411
                                       ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS.......................     203,929,554
                                       ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS...................    $231,326,166
                                       ============




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS




                                          YEAR ENDED
                                  12/31/06         12/31/05
                               --------------   --------------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income.......   $   27,396,612   $   29,600,086
Net realized gain on
 investments...............       155,495,143       86,258,119
Net change in unrealized
 appreciation/depreciation
 of investments............        48,434,411       (3,338,889)
                               --------------   --------------
Net increase in net assets
 resulting from
 operations................       231,326,166      112,519,316
                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class............       (23,867,841)     (27,200,609)
 Service Class.............          (123,500)         (37,207)
                               --------------   --------------
                                  (23,991,341)     (27,237,816)
                               --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class............        15,486,771        7,193,903
 Service Class.............        10,146,449        4,358,520
Net asset value of shares
 issued upon reinvestment
 of dividends and
 distributions:
 Standard Class............        23,867,841       27,200,609
 Service Class.............           123,500           37,207
                               --------------   --------------
                                   49,624,561       38,790,239
                               --------------   --------------
Cost of shares repurchased:
 Standard Class............      (332,351,599)    (288,876,168)
 Service Class.............        (2,386,096)        (231,041)
                               --------------   --------------
                                 (334,737,695)    (289,107,209)
                               --------------   --------------
Decrease in net assets
 derived from capital share
 transactions..............      (285,113,134)    (250,316,970)
                               --------------   --------------
NET DECREASE IN NET ASSETS..      (77,778,309)    (165,035,470)
NET ASSETS:
Beginning of year...........    2,080,527,067    2,245,562,537
                               --------------   --------------
End of year (including
 undistributed net
 investment income of
 $3,878,649 and $5,826,233,
 respectively).............    $2,002,748,758   $2,080,527,067
                               ==============   ==============




                             See accompanying notes


                            Growth and Income Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                    GROWTH AND INCOME FUND STANDARD CLASS
                                                                                 YEAR ENDED
                                           12/31/06           12/31/05           12/31/04          12/31/03(1)         12/31/02(2)
                                          ----------------------------------------------------------------------------------------


Net asset value, beginning of period...   $   31.673         $   30.407         $   27.502          $   21.438          $   27.849

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income(3)...............        0.450              0.427              0.458               0.304               0.275
Net realized and unrealized gain (loss)
 on investments.......................         3.454              1.253              2.821               6.047              (6.422)
                                          ----------         ----------         ----------          ----------          ----------
Total from investment operations.......        3.904              1.680              3.279               6.351              (6.147)
                                          ----------         ----------         ----------          ----------          ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................       (0.420)            (0.414)            (0.374)             (0.287)             (0.264)
                                          ----------         ----------         ----------          ----------          ----------
Total dividends and distributions......       (0.420)            (0.414)            (0.374)             (0.287)             (0.264)
                                          ----------         ----------         ----------          ----------          ----------

Net asset value, end of period.........   $   35.157         $   31.673         $   30.407          $   27.502          $   21.438
                                          ==========         ==========         ==========          ==========          ==========

Total return(4)........................       12.36%              5.54%             11.99%              29.71%             (22.07%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted).............................    $1,989,459         $2,076,169         $2,245,431          $2,242,161          $1,911,558
Ratio of expenses to average net
 assets...............................         0.38%              0.38%              0.37%               0.38%               0.36%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly...........................         0.38%              0.38%              0.37%               0.38%               0.38%
Ratio of net investment income to
 average net assets...................         1.37%              1.39%              1.63%               1.28%               1.13%
Ratio of net investment income to
 average net assets prior to fees
 waived and expense paid indirectly...         1.37%              1.39%              1.63%               1.28%               1.11%
Portfolio turnover.....................          29%                20%                38%                 72%                 68%



----------
(1)Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(2)Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                            Growth and Income Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                            GROWTH AND INCOME FUND SERVICE CLASS
                                                                            5/19/04(1)
                                               YEAR ENDED                       TO
                                      12/31/06           12/31/05            12/31/04
                                      ------------------------------------------------


Net asset value, beginning of
  period...........................    $31.650            $30.396             $26.971

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...........      0.368              0.348               0.270
Net realized and unrealized gain on
 investments......................       3.447              1.252               3.495
                                       -------            -------             -------
Total from investment operations...      3.815              1.600               3.765
                                       -------            -------             -------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income..............     (0.349)            (0.346)             (0.340)
                                       -------            -------             -------
Total dividends and distributions..     (0.349)            (0.346)             (0.340)
                                       -------            -------             -------

Net asset value, end of period.....    $35.116            $31.650             $30.396
                                       =======            =======             =======

Total return(3)....................     12.09%              5.28%              14.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted).........................     $13,290            $ 4,358             $   132
Ratio of expenses to average net
 assets...........................       0.63%              0.63%               0.62%
Ratio of net investment income to
 average net assets...............       1.12%              1.14%               1.55%
Portfolio turnover.................        29%                20%                 38%(4)



----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

                             See accompanying notes


                            Growth and Income Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Growth and Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed LVIP Delaware Growth and Income Fund.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements", (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculating in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $49,049 or the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the

                            Growth and Income Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $690,981.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $19,191.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $559,256
Accounting and Administration Fees
  Payable to DSC.......................    114,898
Administration Fees Payable to Lincoln
  Life.................................      2,083
Distribution Fees Payable to the
  Companies............................      2,711


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $571,628,163 and sales of $842,537,344 of investment securities other than short-term investments.

At December 31, 2006, the cost of investments for federal income tax purposes was $1,360,575,767. At December 31, 2006, net unrealized appreciation was $639,661,258, of which $655,573,317 related to unrealized appreciation of investments and $15,912,059 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                   YEAR                YEAR
                                  ENDED               ENDED
                                 12/31/06            12/31/05
                               -----------         -----------


Ordinary income.............   $23,991,341         $27,237,816


In addition, the Fund declared ordinary income consent dividends of $2,537,651 for the year ended November 30, 2005 and $2,815,204 for the period ended December 31, 2005. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.


                            Growth and Income Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $1,397,044,380
Undistributed ordinary income........        3,878,649
Capital loss carryforwards...........      (37,835,529)
Unrealized appreciation of
  investments........................      639,661,258
                                        --------------
Net assets...........................   $2,002,748,758
                                        ==============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED
NET INVESTMENT      PAID-IN
    INCOME          CAPITAL
--------------    ----------


 $(5,352,855)     $5,352,855


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $147,363,124 was utilized in 2006. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $37,835,529 expires in 2010.

6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR               YEAR
                                   ENDED               ENDED
                                  12/31/06           12/31/05
                                -----------         ----------


Shares sold:
  Standard Class.............       473,195            234,514
  Service Class..............       309,839            139,567
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class.............       697,523            869,362
  Service Class..............         3,612              1,194
                                -----------         ----------
                                  1,484,169          1,244,637
                                -----------         ----------
Shares repurchased:
  Standard Class.............   (10,132,687)        (9,399,244)
  Service Class..............       (72,680)            (7,404)
                                -----------         ----------
                                (10,205,367)        (9,406,648)
                                -----------         ----------
Net decrease.................    (8,721,198)        (8,162,011)
                                ===========         ==========





7. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                            Growth and Income Fund-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Growth and Income Fund

We have audited the accompanying statement of net assets of the Growth and Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                            Growth and Income Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2006, the Fund designates distributions paid during the year as follows:


     (A)              (B)
  LONG-TERM         ORDINARY
 CAPITAL GAIN        INCOME                                   (C)
DISTRIBUTIONS    DISTRIBUTIONS    TOTAL DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)      (TAX BASIS)         (TAX BASIS)        DIVIDENDS(1)
-------------    -------------    -------------------    ------------


      --              100%                100%               100%



----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of ordinary income distributions.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

PROXY RESULTS (UNAUDITED)
The Growth and Income Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger..............................      66,258,499     65,429,528      95.32%        3.43%       0.00%
  Nancy L. Frisby.................................      66,258,499     65,429,528      80.79%       17.96%       0.00%
  Gary D. Lemon...................................      66,258,499     65,429,528      95.43%        3.32%       0.00%
  Kenneth G. Stella...............................      66,258,499     65,429,528      95.21%        3.54%       0.00%
  David H. Windley................................      66,258,499     65,429,528      95.23%        3.52%       0.00%



----------

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AGREEMENTS
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, for the Growth and Income Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC and Lincoln Life prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC and Lincoln Life provided extensive information in response to this request. Among other information, Lincoln Life and DMC provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including the Form ADV of DMC, information about profitability and financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement.

In considering approval of the renewal of the investment advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory agreement. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory agreement.

The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered DMC's response to a request for information from Lincoln Life, the experience of the portfolio managers and other investment personnel and the compensation structure for these individuals, information about DMC's brokerage allocation process and compliance and regulatory matters. The Independent Trustees concluded that the services provided by DMC were acceptable. The Board was provided information on the advisory fees DMC charges to other funds and its institutional account fee schedule. The Independent Trustees considered that the Fund's advisory fee was significantly below the average of the Fund's peer group and concluded that the Fund's advisory fee was reasonable. The Independent Trustees reviewed the Fund's long- and short-term investment performance compared to the average of its Lipper performance peer group and a securities market index, noted that long-term performance had been above average and determined that, although short-term relative performance was below the average of the Lipper performance peer group, the investment performance of the Fund overall has been acceptable. They also considered the

                            Growth and Income Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
OTHER FUND INFORMATION (CONTINUED)

profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule, noted that the advisory fee schedule contains breakpoints, and concluded that the advisory fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage. The Independent Trustees also considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund. The Independent Trustees noted DMC's use of soft dollars, which may be used for the benefit of the Fund, other Lincoln funds, and other clients of DMC.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory (JPIA) and a sub-advisory agreement on behalf of the Fund with DMC (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval. A shareholder meeting to consider these issues is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT WITH JPIA
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the JP Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current management agreement with DMC. The Board was provided information on the management fees for other funds managed or proposed to be managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that, the Fund's advisory fee was competitive with the fees JPIA charged to comparable funds, and was significantly below the average of the Fund's Lipper expense peer group, and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed advisory fee schedule, noted it contains breakpoints, and

                            Growth and Income Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
OTHER FUND INFORMATION (CONTINUED)

concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT WITH DMC
In considering the approval of the Sub-Advisory Agreement between JPIA and DMC, the Independent Trustees considered the nature, extent and quality of services to be provided by DMC under the Sub-Advisory Agreement. The Independent Trustees noted that DMC already provides day-to-day portfolio management services to the Fund as the current investment adviser, and the representation of Funds Management that the Sub-Advisory Agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other sub-advised Lincoln funds. The Independent Trustees reviewed the services to be provided by DMC, the background of the investment professionals servicing the Fund and the reputation and resources of DMC. The Independent Trustees reviewed the Fund's long- and short-term investment performance compared to the average of its Lipper performance peer group and a securities market index, noted that long-term performance had been above average and determined that, although short-term relative performance was below the average of the Lipper performance peer group, the investment performance of the Fund overall has been acceptable. The Independent Trustees concluded that the services provided by DMC have been, and are expected to be acceptable.

The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate compared to the sub-advisory fee schedules of the Fund's Lipper competitors and the median and average fees of comparable funds provided by Financial Research Corporation ("FRC"). They noted that the proposed sub-advisory fee rate was within an acceptable range of the Lipper competitors and concluded that the proposed sub-advisory fee was reasonable. Although no information regarding DMC's estimated profitability as sub-adviser was provided, the Independent Trustees compared the proposed sub-advisory fees to the sub-advisory fee schedules of Lipper competitor funds and the medium and average fees of comparable funds provided by FRC and concluded that DMC's profitability was not expected to be unreasonable. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement in connection with the earlier contract renewal process that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Sub-Advisory Agreement for the Fund.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                            Growth and Income Fund-15

OFFICER/TRUSTEE INFORMATION



                                                                                                           NUMBER OF
                                                                                                           FUNDS IN
                                                                                                             TRUST
                               POSITION(S)      TERM OF OFFICE                                              COMPLEX
NAME, ADDRESS AND               HELD WITH        AND LENGTH OF             PRINCIPAL OCCUPATION(S)         OVERSEEN
YEAR OF BIRTH                   THE TRUST       TIME SERVED(2)           DURING THE PAST FIVE YEARS       BY TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D. Clevenger(1)         Chairman,      Chairman since         Vice President, The Lincoln National      19
1300 S. Clinton Street        President      August 1995;           Life Insurance Company.  Executive
Fort Wayne, IN 46802          and Trustee    President and          Vice President, Lincoln Retirement
YOB: 1952                                    Trustee since          Services Company, LLC; Second Vice
                                             November 1994          President, Lincoln Life & Annuity
                                                                    Company of New York
Nancy L. Frisby               Trustee        Trustee since          Senior Vice President and Chief           19
1300 S. Clinton Street                       April 1992             Financial Officer, DeSoto Memorial
Fort Wayne, IN 46802                                                Hospital; formerly Chief Financial
YOB: 1941                                                           Officer, Bascom Palmer Eye
                                                                    Institute, University of Miami
                                                                    School of Medicine; formerly Vice
                                                                    President and Chief Financial
                                                                    Officer, St. Joseph Medical Center,
                                                                    Inc.
Kenneth G. Stella             Trustee        Trustee since          President, Indiana Hospital & Health      19
1300 S. Clinton Street                       February 1998          Association
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon                 Trustee        Advisory Trustee       Professor of Economics and                19
1300 S. Clinton Street                       since November 2004;   Management, DePauw University
Fort Wayne, IN 46802                         Trustee since
YOB: 1948                                    February 2006
David H. Windley              Trustee        Trustee since          Director (Partner) Blue & Co., LLC        19
1300 S. Clinton Street                       August 2004
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)            Secretary      Secretary since        Secretary, Lincoln VIP Trust              N/A
1300 S. Clinton Street                       February 1995
Fort Wayne, IN 46802
YOB: 1954
William P. Flory, Jr.(1)      Chief          Chief Accounting       Second Vice President, The Lincoln        N/A
1300 S. Clinton Street        Accounting     Officer since          National Life Insurance Company
Fort Wayne, IN 46802          Officer        May 2006
YOB: 1961
Rise' C.M. Taylor(1)          Vice           Vice President and     Vice President and Treasurer, The         N/A
1300 S. Clinton Street        President      Treasurer since        Lincoln National Life Insurance
Fort Wayne, IN 46802          and            May 2006               Company; Second Vice President and
YOB: 1967                     Treasurer                             Treasurer, Lincoln Life & Annuity
                                                                    Company of New York
Kevin J. Adamson(1)           Second Vice    Second Vice            Second Vice President, Director of        N/A
1300 S. Clinton Street        President      President since        Funds Managements, Lincoln Life;
Fort Wayne, IN 46802                         May 2006               formerly:  Director of Financial
YOB: 1966                                                           Operations, Swiss Re/Lincoln Re
                                                                    (2000-2003)
James Blake(1)                Chief          Chief Compliance       Assistant Vice President and Senior       N/A
1300 S. Clinton Street        Compliance     Officer since          Compliance Officer, Delaware
Fort Wayne, IN 46802          Officer        November 2005          Investments; formerly:  Client
YOB: 1963                                                           Trading Manager, Loomis Sayles &
                                                                    Company, LP



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2) The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.


                            Growth and Income Fund-16

                                                       GROWTH OPPORTUNITIES FUND

                       BAMCO, INC.

                            Lincoln Variable
                            Insurance Products Trust-
                            Growth Opportunities Fund
                            Annual Report
                            December 31, 2006





                                                       GROWTH OPPORTUNITIES FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH OPPORTUNITIES FUND

ANNUAL REPORT COMMENTARY
For the period ended December 31, 2006

Managed by:  BAMCO, INC.

BAMCO, Inc. assumed management on 9/01/2006 (previously managed by Fund Asset Management, LP, doing business as Mercury Advisors).

The Fund returned 10.17% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2006, trailing its benchmark, the Russell 2000 Growth Index,* which returned 13.35% for the same period.

For the four-month period ending 12/31/2006, Lincoln VIP Growth Opportunities Fund maintained its focus on what we believe are well-managed, small businesses that have growth opportunities and significant barriers to competition.

The recreation and resorts industry had the most positive impact on the Fund's performance since the new adviser's inception. We believe the industry has performed well as a whole thanks to its stable cash flows, high free cash generation and real estate assets. Ameristar Casinos was up due to the passing of the company's Chairman and CEO and the subsequent speculation that his death would make the company more vulnerable as a takeout candidate since he had owned 55% of the company's stock. His shares will be placed in a Foundation for spinal cord injuries and his son and the chief counsel of the firm will maintain voting control of the shares in the event that an offer occurs. Shares of Station Casinos rose when management announced it would take the company private and buy back all of the shares at a price of $82. The company's shareholders still must approve the deal.

The financial services -- asset management Industry had the second most positive impact on performance. The price of shares of Cohen & Steers rose, as Real Estate Investment Trusts, which comprise the vast majority of assets under management for the investment manager, had strong performance in the second half of 2006 and resulted in fund flows accelerating into Cohen & Steers. Additionally, Cohen & Steers launched Institutional Global Realty Shares to appeal to institutional investors seeking potential benefits of a registered commingled vehicle.

The utility services industry had the third most positive impact on the Fund, accredited to the strong performance of ITC Holdings. ITC Holdings' stock price continued to increase as investors became more aware of this unique company, which is the only publicly traded independent power transmission company. The company completed a secondary offering early in the fourth quarter and, shortly thereafter, closed on a major acquisition, which essentially doubled its size and, we think, opened it up to greater growth opportunities. The company also received regulatory approval to earn a return on projected capital expenditures at its new subsidiary, which, we think, should boost earnings in the near-term. Finally, ITC announced that it is doing a feasibility study on a new project with American Electric Power, which, in our view, could be another major capital project that would further enhance the company's growth profile.

The financial services -- community banks industry had the most negative impact on performance, largely attributable to the poor performance of First Republic Bank. The company's stock price declined in late September when it pre-announced disappointing third quarter results and cautioned that the difficult operating environment, combined with high operating expenses and merger costs related to the company's growth initiatives, were likely to continue to affect results in 2007.

The apparel industry had the second most negative impact on performance. Shares of Carter's were down during the period. However, our outlook for the company remains positive. The company presented at a conference in September, where it remarked that it was encouraged with the pace of business in its three channels and noted strong bookings for upcoming seasons. Long term, we see the integration of Osh Kosh as adding significantly to Carter's push into the much larger playwear category and believe the company is doing a fine job of gaining synergies from bringing the two biggest brands in children's clothes together. At December 31, 2006, the Fund no longer held a position in Osh Kosh.

The advertising services industry had the third most negative impact on performance. Stock photo provider Getty Images performed poorly in the period. Getty lowered guidance several times in 2006, as its creative images growth rates have slowed due to customers beginning to purchase images at lower effective prices from micro-payment sites and under subscription plans, as well as due to increased competition from traditional players.

U.S. Small Cap Team

Growth of $10,000 invested 5/3/05 through 12/31/06



(LINE GRAPH)

                                          GROWTH OPPORTUNITIES
                                              FUND STANDARD       RUSSELL 2000
                                              CLASS SHARES        GROWTH INDEX
                                          --------------------    ------------


05/03/05                                        10000.00            10000.00
12/31/05                                        12513.00            11938.00
12/31/06                                        13786.00            13531.00




This chart illustrates, hypothetically, that $10,000 was invested in the Growth Opportunities Fund Standard Class shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $13,786. For comparison, look at how the Russell 2000 Growth Index did from 5/2/05 through 12/31/06. The same $10,000 investment would have grown to $13,531. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                 +10.17%
--------------------------------
Inception (5/3/05)       +21.26%
--------------------------------



The Service Class shares total return was 9.89% for the year ended December 31, 2006 and its average annual total return was 20.96% for the period from 5/3/05 (commencement of operations) to 12/31/06.

* The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Commencing September 1, 2006, BAMCO, Inc. replaced Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.



                           Growth Opportunities Fund-1

  LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
  GROWTH OPPORTUNITIES FUND

  DISCLOSURE
       OF FUND EXPENSES
  FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

  The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

  As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

  ACTUAL EXPENSES
  The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
  The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

  EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,026.30       1.18%         $6.03
Service Class Shares    1,000.00     1,025.00       1.43%          7.30
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,019.26       1.18%         $6.01
Service Class Shares    1,000.00     1,018.00       1.43%          7.27
--------------------------------------------------------------------------




* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                           Growth Opportunities Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH OPPORTUNITIES FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  82.45%
------------------------------------------------------
Advertising Services                           0.96%
Apparel                                        2.46%
Business Services                              2.26%
Chemicals                                      1.04%
Communications                                 4.15%
Computers & Technology                         0.45%
Consumer Products                              1.78%
Distribution Services                          2.06%
Education                                      2.03%
Energy & Energy Services                       4.44%
Financial Services-Asset Management            3.44%
Financial Services-Brokerage &
  Exchanges                                    4.24%
Financial Services-Community Banks             5.27%
Financial Services-Miscellaneous               1.69%
Gaming Services                                1.39%
Health Care Products                           1.92%
Health Care Services                           3.93%
Media                                          1.79%
Non-Energy Minerals                            0.70%
Real Estate                                    1.29%
Real Estate-Home Building                      2.94%
Real Estate-REITs                              3.43%
Recreation & Resorts                          11.95%
Restaurants                                    3.77%
Retail-Specialty Stores                        5.78%
Transportation                                 3.01%
Utility Services                               4.28%
------------------------------------------------------
DISCOUNT NOTE                                 16.81%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              99.26%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.74%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.



                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------

ITC Holdings                                   2.57%
Carter's                                       2.46%
SBA Communications Class A                     2.26%
Jefferies Group                                2.07%
DeVry                                          2.03%
Penn National Gaming                           2.01%
Equinix                                        1.89%
FMC Technologies                               1.88%
Cohen & Steers                                 1.85%
Dick's Sporting Goods                          1.81%
------------------------------------------------------






                           Growth Opportunities Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND STATEMENT OF NET ASSETS
December 31, 2006




                                                      MARKET
                                        NUMBER         VALUE
                                       OF SHARES     (U.S. $)


     COMMON STOCK-82.45%
     ADVERTISING SERVICES-0.96%
  +  Getty Images..................        1,400        59,948
                                                    ----------
                                                        59,948
                                                    ----------
     APPAREL-2.46%
  +  Carter's......................        6,000       153,000
                                                    ----------
                                                       153,000
                                                    ----------
     BUSINESS SERVICES-2.26%
  +  Copart........................        3,500       105,000
     Macquarie Infrastructure......        1,000        35,480
                                                    ----------
                                                       140,480
                                                    ----------
     CHEMICALS-1.04%
  +  Symyx Technologies............        3,000        64,770
                                                    ----------
                                                        64,770
                                                    ----------
     COMMUNICATIONS-4.15%
  +  Equinix.......................        1,550       117,211
  +  SBA Communications Class A....        5,120       140,800
                                                    ----------
                                                       258,011
                                                    ----------
     COMPUTERS & TECHNOLOGY-0.45%
     FactSet Research Systems......          500        28,240
                                                    ----------
                                                        28,240
                                                    ----------
     CONSUMER PRODUCTS-1.78%
     Church & Dwight...............        2,600       110,890
                                                    ----------
                                                       110,890
                                                    ----------
     DISTRIBUTION SERVICES-2.06%
  +  Beacon Roofing Supply.........        3,695        69,540
     Pool..........................        1,500        58,755
                                                    ----------
                                                       128,295
                                                    ----------
     EDUCATION-2.03%
     DeVry.........................        4,500       126,000
                                                    ----------
                                                       126,000
                                                    ----------
     ENERGY & ENERGY SERVICES-4.44%
  +  FMC Technologies..............        1,900       117,097
     Helmerich & Payne.............        3,000        73,410
  +  SunPower Class A..............        1,800        66,906
  +  Whiting Petroleum.............          400        18,640
                                                    ----------
                                                       276,053
                                                    ----------
     FINANCIAL SERVICES-ASSET MANAGEMENT 3.44%
     Cohen & Steers................        2,860       114,886
     Eaton Vance...................        3,000        99,030
                                                    ----------
                                                       213,916
                                                    ----------
     FINANCIAL SERVICES-BROKERAGE &
      EXCHANGES-4.24%
  +  Evercore Partners Class A.....        1,100        40,535
     International Securities
      Exchange Holdings Class A...         1,700        79,543
     Jefferies Group...............        4,800       128,736
  +  KBW...........................          500        14,695
                                                    ----------
                                                       263,509
                                                    ----------
     FINANCIAL SERVICES-COMMUNITY
      BANKS-5.27%
     Cathay General Bancorp........        1,800        62,118
     Center Financial..............        1,400        33,558
     Central Pacific Financial.....          900        34,884
     First Republic Bank...........        1,600        62,528
     Frontier Financial............        1,200        35,076
     UCBH Holdings.................        2,900        50,924
  +  Western Alliance Bancorp......        1,400        48,678
                                                    ----------
                                                       327,766
                                                    ----------
     FINANCIAL
      SERVICES-MISCELLANEOUS-1.69%
     National Financial Partners...        2,390       105,088
                                                    ----------
                                                       105,088
                                                    ----------
     GAMING SERVICES-1.39%
  +  Scientific Games Class A......        2,860        86,458
                                                    ----------
                                                        86,458
                                                    ----------
     HEALTH CARE PRODUCTS-1.92%
  +  Edwards Lifesciences..........        1,500        70,560
  +  PSS World Medical.............        2,500        48,825
                                                    ----------
                                                       119,385
                                                    ----------
     HEALTH CARE SERVICES-3.93%
  +  AMERIGROUP....................        1,000        35,890
     Manor Care....................        1,800        84,456
  +  Nighthawk Radiology Holdings..        3,500        89,250
  +  Wellcare Health Plans.........          500        34,450
                                                    ----------
                                                       244,046
                                                    ----------
     MEDIA-1.79%
  +  CheckFree.....................        1,500        60,240
  +  NetFlix.......................        1,970        50,944
                                                    ----------
                                                       111,184
                                                    ----------
     NON-ENERGY MINERALS-0.70%
     Eagle Materials...............        1,000        43,230
                                                    ----------
                                                        43,230
                                                    ----------
     REAL ESTATE-1.29%
  +  CoStar Group..................        1,500        80,340
                                                    ----------
                                                        80,340
                                                    ----------
     REAL ESTATE-HOME
      BUILDING-2.94%
     Brookfield Homes..............        1,300        48,815
  +  Hovnanian Enterprises Class
      A...........................         1,600        54,240
     MDC Holdings..................        1,400        79,870
                                                    ----------
                                                       182,925
                                                    ----------
     REAL ESTATE-REITS-3.43%
  +  Alexander's...................          200        83,930

                           Growth Opportunities Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND STATEMENT OF NET ASSETS
(CONTINUED)

                                                      MARKET
                                        NUMBER         VALUE
                                       OF SHARES     (U.S. $)

     COMMON STOCK (CONTINUED)
     REAL ESTATE-REITS (CONTINUED)
     CBRE Realty Finance...........        4,000        62,840
     Douglas Emmett................        2,500        66,475
                                                    ----------
                                                       213,245
                                                    ----------
     RECREATION & RESORTS-11.95%
     Ameristar Casinos.............        3,100        95,294
     Boyd Gaming...................        1,800        81,558
     Four Seasons Hotels...........        1,300       106,587
  +  Isle of Capri Casinos.........        3,200        85,056
  +  Life Time Fitness.............        2,180       105,752
  +  Penn National Gaming..........        3,000       124,860
  +  Pinnacle Entertainment........        1,000        33,140
  +  Shuffle Master................        2,000        52,400
     Station Casinos...............          710        57,986
                                                    ----------
                                                       742,633
                                                    ----------
     RESTAURANTS-3.77%
  +  California Pizza Kitchen......        1,000        33,310
  +  Cheesecake Factory............        2,000        49,200
  +  Panera Bread Class A..........        1,500        83,865
  +  Peet's Coffee & Tea...........        2,600        68,224
                                                    ----------
                                                       234,599
                                                    ----------
     RETAIL-SPECIALTY STORES-5.78%
  +  Dick's Sporting Goods.........        2,300       112,677
  +  J Crew Group..................        1,700        65,535
  +  Select Comfort................        5,000        86,950
     United Auto Group.............        4,000        94,280
                                                    ----------
                                                       359,442
                                                    ----------
     TRANSPORTATION-3.01%
     American Railcar Industries...        1,800        61,272
     Florida East Coast
      Industries..................         1,200        71,520
     UTi Worldwide.................        1,810        54,119
                                                    ----------
                                                       186,911
                                                    ----------
     UTILITY SERVICES-4.28%
     ITC Holdings..................        4,000       159,600
     Southern Union................        3,800       106,210
                                                    ----------
                                                       265,810
                                                    ----------
     TOTAL COMMON STOCK
      (COST $4,697,750)                              5,126,174
                                                    ----------

                                       PRINCIPAL
                                        AMOUNT
                                       (U.S. $)

  ++ DISCOUNT NOTE-16.81%
     Fannie Mae 4.899% 1/2/07......   $1,045,000     1,044,858
                                                    ----------
     TOTAL DISCOUNT NOTE
      (COST $1,044,858)                              1,044,858
                                                    ----------








TOTAL MARKET VALUE OF SECURITIES-99.26% (COST $5,742,608)......................    6,171,032

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.74%..........................       45,969
                                                                                  ----------

NET ASSETS APPLICABLE TO 452,268 SHARES OUTSTANDING 100.00%....................   $6,217,001
                                                                                  ==========
NET ASSET VALUE-GROWTH OPPORTUNITIES FUND STANDARD CLASS ($1,919,969 / 139,271
  SHARES)......................................................................   $   13.786
                                                                                  ==========
NET ASSET VALUE-GROWTH OPPORTUNITIES FUND SERVICE CLASS ($4,297,032 / 312,997
  SHARES)......................................................................   $   13.729
                                                                                  ==========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par).................   $5,836,212
Accumulated net realized loss on investments...................................      (47,635)
Net unrealized appreciation of investments.....................................      428,424
                                                                                  ----------
Total net assets...............................................................   $6,217,001
                                                                                  ==========




----------



      REITs- Real Estate Investment Trust
   +  Non-income producing security for the year ended December 31, 2006.
   ++ Zero coupon security. The interest rate shown is the yield at the time of purchase.



                             See accompanying notes

                           Growth Opportunities Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Interest..............................   $  37,926
Dividends.............................      14,879
Income from investments in affiliated
 companies...........................        7,262
Foreign tax withheld..................        (111)
                                         ---------
                                            59,956
                                         ---------
EXPENSES:
Accounting and administration
 expenses............................      106,837
Management fees.......................      55,788
Professional fees.....................      31,771
Reports and statements to
 shareholders........................       31,491
Custodian fees........................      18,773
Distribution expenses-Service Class...       8,806
Trustees' fees........................       8,000
Other.................................       7,467
                                         ---------
                                           268,933
Less expenses waived or absorbed......    (193,231)
Less expense paid indirectly .........        (401)
                                         ---------
Total operating expenses..............      75,301
                                         ---------
NET INVESTMENT LOSS...................     (15,345)
                                         ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized loss on investments......     (13,853)
Net change in unrealized
 appreciation/depreciation of
 investments.........................       71,248
                                         ---------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS..........................      57,395
                                         ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................    $  42,050
                                         =========




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                      YEAR        5/3/05*
                                     ENDED           TO
                                    12/31/06      12/31/05
                                  -----------   -----------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment loss............   $   (15,345)  $   (17,582)
Net realized gain (loss) on
 investments..................        (13,853)      294,135
Net change in unrealized
 appreciation/depreciation of
 investments..................         71,248       357,176
                                  -----------   -----------
Net increase in net assets
 resulting from operations....         42,050       633,729
                                  -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...............      2,760,384     3,137,919
 Service Class................      6,620,189     1,424,464
                                  -----------   -----------
                                    9,380,573     4,562,383
                                  -----------   -----------
Cost of shares repurchased:
 Standard Class...............     (2,088,367)   (2,587,908)
 Service Class................     (3,271,872)     (453,587)
                                  -----------   -----------
                                   (5,360,239)   (3,041,495)
                                  -----------   -----------
Increase in net assets derived
 from capital share
 transactions.................      4,020,334     1,520,888
                                  -----------   -----------
NET INCREASE IN NET ASSETS.....     4,062,384     2,154,617
NET ASSETS:
Beginning of period............     2,154,617            --
                                  -----------   -----------
End of period (there was no
 undistributed net investment
 income at either year end)...    $ 6,217,001   $ 2,154,617
                                  ===========   ===========




----------

* Date of commencement of operations.

                             See accompanying notes



                           Growth Opportunities Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                           GROWTH OPPORTUNITIES FUND STANDARD CLASS



                                                      YEAR            5/3/05(2)
                                                     ENDED                TO
                                                  12/31/06(1)          12/31/05
                                                  -----------------------------


Net asset value, beginning of period...........     $12.513            $ 10.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(3).........................      (0.015)             (0.067)
Net realized and unrealized gain on
 investments..................................        1.288               2.580
                                                    -------            --------
Total from investment operations...............       1.273               2.513
                                                    -------            --------
Net asset value, end of period.................     $13.786            $ 12.513
                                                    =======            ========

Total return(4)................................      10.17%              25.13%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)........     $ 1,920            $  1,165
Ratio of expenses to average net assets........       1.18%             1.18%(5)
Ratio of expenses to average net assets prior
 to fees waived and expense paid indirectly...        4.62%               6.61%
Ratio of net investment loss to average net
 assets.......................................       (0.11%)             (0.86%)
Ratio of net investment loss to average net
 assets prior to fees waived and expense paid
 indirectly...................................       (3.55%)             (6.29%)
Portfolio turnover.............................        269%                376%



----------

(1)Commencing September 1, 2006, BAMCO, Inc. replaced Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5)Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Commission rules was 1.23%.

                             See accompanying notes



                           Growth Opportunities Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                           GROWTH OPPORTUNITIES FUND SERVICE CLASS



                                                      YEAR            5/3/05(2)
                                                     ENDED                TO
                                                  12/31/06(1)          12/31/05
                                                  -----------------------------


Net asset value, beginning of period...........     $12.493            $ 10.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(3).........................      (0.048)             (0.088)
Net realized and unrealized gain on
 investments..................................        1.284               2.581
                                                    -------            --------
Total from investment operations...............       1.236               2.493
                                                    -------            --------
Net asset value, end of period.................     $13.729            $ 12.493
                                                    =======            ========

Total return(4)................................       9.89%              24.93%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)........     $ 4,297            $    990
Ratio of expenses to average net assets........       1.43%             1.43%(5)
Ratio of expenses to average net assets prior
 to fees waived and expense paid indirectly...        4.87%               6.86%
Ratio of net investment loss to average net
 assets.......................................       (0.36%)             (1.11%)
Ratio of net investment loss to average net
 assets prior to fees waived and expense paid
 indirectly...................................       (3.80%)             (6.54%)
Portfolio turnover.............................        269%                376%



----------

(1)Commencing September 1, 2006, BAMCO, Inc. replaced Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5)Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Commission rules was 1.48%.

                             See accompanying notes



                           Growth Opportunities Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Growth Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is long-term capital growth.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements", (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $649 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.


                           Growth Opportunities Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisor, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.99% of the average daily net assets of the Fund.

Lincoln Life, an affiliate of DMC, has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses, exclusive of distribution fees, exceed 1.18% of average daily net assets. The agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

BAMCO, Inc. (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. Prior to September 1, 2006, Fund Asset Management, LP, doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers, was responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Advisor 0.65% of the Fund's average daily net assets.

During the period in which Mercury Advisors served as sub-advisor, the Fund invested in a money market fund advised by its affiliates. The fund charged no investment management fees. For the year ended December 31, 2006, the Fund received distributions from that fund of $7,262.

During the period in which Mercury Advisors served as sub-advisor, the Fund placed a portion of its portfolio transactions with brokerage firms of its affiliates. The commissions paid to these affiliated firms were $500 for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $64,994.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $16,843.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had receivables due from or liabilities payable to affiliates as follows:



Management Fees Payable to DMC..........   $ (5,154)
Accounting and Administration Fees
  Payable to DSC........................    (10,833)
Administration Fees Payable to Lincoln
  Life..................................     (2,083)
Distribution Fees Payable to the
  Companies.............................       (899)
Receivable from Lincoln Life............     18,684


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $16,878,028 and sales of $13,995,144 of investment securities other than short-term investments.

At December 31, 2006, the cost of investments for federal income tax purposes was $5,764,211. At December 31, 2006, net unrealized appreciation was $406,821, of which $546,606 related to unrealized appreciation of investments and $139,785 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid during the years ended December 31, 2006 and 2005.

The Fund declared an ordinary income consent dividend of $310,335 for the year ended December 31, 2005. Such amount has been deemed paid and contributed to the Fund as additional paid in capital.


                          Growth Opportunities Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest..........   $5,836,212
Capital loss carryforwards.............      (22,110)
Post-October losses....................       (3,922)
Unrealized appreciation of
  investments..........................      406,821
                                          ----------
Net assets.............................   $6,217,001
                                          ==========



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


                   ACCUMULATED NET
ACCUMULATED NET     REALIZED GAIN      PAID-IN
INVESTMENT LOSS         (LOSS)         CAPITAL
---------------    ---------------    --------


    $15,345           $(310,335)      $294,990


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $22,110 expires in 2014.

6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR             PERIOD
                                    ENDED            ENDED
                                  12/31/06         12/31/05*
                                  --------         ---------


Shares sold:
  Standard Class...............    204,871           295,043
  Service Class................    487,543           116,364
                                  --------          --------
                                   692,414           411,407
                                  --------          --------
Shares repurchased:
  Standard Class...............   (158,667)         (201,976)
  Service Class................   (253,793)          (37,117)
                                  --------          --------
                                  (412,460)         (239,093)
                                  --------          --------
Net increase...................    279,954           172,314
                                  ========          ========




----------

* Commenced operations on May 3, 2005.

7. MARKET RISK
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                          Growth Opportunities Fund-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Growth Opportunities Fund

We have audited the accompanying statement of net assets of the Growth Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                          Growth Opportunities Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND OTHER FUND INFORMATION

PROXY RESULTS (UNAUDITED)
The Growth Opportunities Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger..............................       351,037          350,554      96.69%       3.17%        0.00%
  Nancy L. Frisby.................................       351,037          350,554      96.69%       3.17%        0.00%
  Gary D. Lemon...................................       351,037          350,554      96.69%       3.17%        0.00%
  Kenneth G. Stella...............................       351,037          350,554      96.69%       3.17%        0.00%
  David H. Windley................................       351,037       350,407554      96.69%       3.17%        0.00%



----------

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
On August 14, 2006, the Board of the Trust met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, and the approval of the sub-advisory agreement with Baron Asset Management Company ("BAMCO"), a subsidiary of Baron Capital Group, Inc. ("BCG"), for the Growth Opportunities Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC, Lincoln Life and the sub-adviser prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to the renewal and approval of investment advisory and sub-advisory agreements and the factors that they should consider in renewing or approving such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC, Lincoln Life and the sub-adviser provided extensive information in response to this request. Among other information, Lincoln Life, DMC and the sub-adviser provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their respective Form ADVs, information about profitability and/or financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory and sub-advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement and approval of the sub-advisory agreement.

In considering approval of the renewal of the investment advisory agreement and approval of the sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory agreement and approve the sub-advisory agreement. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory and sub-advisory agreements.

ADVISORY AGREEMENT
The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered its response to a request for information from Lincoln Life, including compliance and oversight of the sub-adviser, DMC's criteria for review of a sub-adviser's performance and reviewed background information regarding the compliance staff. The Independent Trustees considered that day-to-day portfolio management responsibility had been delegated to Fund Asset Management, doing business as Mercury Advisors ("Mercury"), a subsidiary of Merrill Lynch & Co., Inc., and that the Fund's portfolio managers had left Mercury for another firm. The Independent Trustees considered Fund management's recommendation that BAMCO serve as sub-adviser to provide day-to-day portfolio management services. The Independent Trustees concluded that the services provided by DMC were acceptable. The Board was provided information on the advisory fee DMC charges to other funds and its institutional account fee schedule. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information for the Fund's Lipper expense peer group. The Independent Trustees noted that the Fund's advisory fee was within an acceptable range of the average of the Fund's Lipper expense peer group and concluded that the Fund's advisory fee was reasonable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule and the Fund's asset size, noted that the fee schedule contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients, and considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund and that Lincoln Life has agreed to limit the Fund's expenses through at least April 30, 2007.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.


                          Growth Opportunities Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND OTHER FUND INFORMATION (CONTINUED)

SUB-ADVISORY AGREEMENT
In considering the approval of the sub-advisory agreement between DMC and BAMCO on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided by BAMCO under the sub-advisory agreement. The Independent Trustees noted that at its prior Board meeting they had approved BAMCO as a sub-adviser for a fund with an investment strategy similar to the Fund. The Independent Trustees reviewed BAMCO's Form ADV and other materials provided by BAMCO that described the organization, its investment philosophy and portfolio construction methodology, the experience of the Fund's proposed portfolio manager and professional staff, and the performance of a small cap fund with a similar investment strategy as the Fund, whose portfolio was managed by BAMCO. The Independent Trustees concluded that the services to be provided by BAMCO were expected to be acceptable. At the prior Board meeting, the Independent Trustees noted that they had met with Mr. David Kaplan of BAMCO. The Independent Trustees considered Mr. Kaplan's presentation and his responses to their questions. The Independent Trustees reviewed the short-term and long-term performance of the small cap fund managed by BAMCO, and compared it to the average of its Lipper small cap growth funds performance peer group and the Russell 2000 Index. The Independent Trustees determined that the investment performance of the small cap fund managed by BAMCO over time was satisfactory. The Independent Trustees considered the sub-advisory fee rate under the sub-advisory agreement and the fee rates charged to other registered funds managed by BAMCO. The Independent Trustees noted that the Fund's sub-advisory fee was in the lower range of the fees BAMCO charges other clients and concluded that the sub-advisory fee was reasonable. The Independent Trustees considered that the sub-advisory fee rate was negotiated at arm's length between DMC and BAMCO, an unaffiliated third party, and that DMC will compensate BAMCO from its fees. The Independent Trustees also considered whether BAMCO has or would receive any incidental benefits in connection with serving as sub-advisor to the Fund and noted BAMCO's representation that there are no benefits received by BAMCO or its affiliates which are attributed to management of the Fund nor does it foresee receiving any such benefits.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the sub-advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory Corporation ("JPIA") and a sub-advisory agreement on behalf of the Fund with BAMCO (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval of the Proposed Advisory Agreement. A shareholder meeting to consider the approval of the Proposed Advisory Agreement is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. Funds Management also proposed that, subject to shareholder approval, the Fund be merged into the Baron Small Cap Growth Fund, another series of the Lincoln Trust. Funds Management sought approval of the Advisory Agreements for the Fund in the event shareholders did not approve the proposed merger.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006 and information provided in May 2006 in connection with the approval of BAMCO as sub-adviser to another Lincoln fund. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the Jefferson-Pilot Funds. The Independent Trustees also

                          Growth Opportunities Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH OPPORTUNITIES FUND OTHER FUND INFORMATION (CONTINUED)

considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current advisory agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was within an acceptable range of the average of the Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent Trustees noted the small asset size of the Fund and considered that as part of Funds Management's proposals to consolidate the mutual fund offerings in the Lincoln Trust, Funds Management proposed that the Fund merge into the Baron Small Cap Growth Fund. Accordingly, the Independent Trustees did not consider the estimated profitability or potential economies of scale for the Fund. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, approved the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
On November 13, 2006, in conjunction with the Board's approval of the Proposed Advisory Agreement with JPIA, the Board also approved a new Sub-Advisory Agreement, on behalf of the Fund, between JPIA and BAMCO, the Fund's sub-adviser. The Board considered that the sole difference between the Fund's current sub-advisory agreement and the new Sub-Advisory Agreement was a change to the investment adviser party to the agreement -- JPIA rather than DMC. The Board considered that it had approved the current sub-advisory agreement at the August 2006 Board meeting. In addition to the materials provided by Funds Management in connection with the merger of the Lincoln and Jefferson-Pilot organizations, the Board considered the information provided in connection with the approval of the current sub-advisory agreement and the information provided in May 2006 in connection with the approval of BAMCO as sub-adviser for another Lincoln fund. In approving the new Sub-Advisory Agreement, the Board, including all of the Independent Trustees, noted its considerations and conclusions at the August 2006 Board meeting.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.

REORGANIZATION
On November 13, 2006, the Fund's Board of Trustees approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the acquisition of all of the assets of the Lincoln Variable Insurance Products Trust Growth Opportunities Fund (the "LVIP Growth Opportunities Fund") by the Lincoln Variable Insurance Product Trust Baron Capital Asset Fund (the"LVIP Baron Capital Asset Fund"), each a series of the Trust, in exchange for shares of the LVIP Baron Capital Asset Fund and the assumption by the LVIP Baron Capital Asset Fund of the liabilities of the LVIP Growth Opportunities Fund. The Reorganization Agreement also provides for distribution of the shares of the LVIP Baron Capital Asset Fund to shareholders of the LVIP Growth Opportunities Fund in liquidation and subsequent termination of the LVIP Growth Opportunities Fund ("Reorganization"). The Reorganization is subject to shareholder approval.


                          Growth Opportunities Fund-15

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February  1998    Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May 2006
Fort Wayne, IN 46802
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                          Growth Opportunities Fund-16

                                                              INTERNATIONAL FUND

                             [SALOMON BROTHERS LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            International Fund
                            Annual Report
                            December 31, 2006





                                                              INTERNATIONAL FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

COUNTRY AND SECTOR ALLOCATIONS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
INTERNATIONAL FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 30.01% (Standard Class shares with distributions reinvested) for the fiscal year 2006, while its benchmark, the MSCI EAFE Index*, returned 26.86%.

2006 proved to be another very strong year for the EAFE Index. Every market experienced double digit rises with the exception of Japan, which rose by just 6.2%. Generally, the smaller markets recorded the highest increases. Amongst the larger European markets, the UK rose 30.6%, Germany was up 36.0% and Switzerland rose by 27.4%. Singapore was the strongest Asian market, rising by 46.7% and Australia was up by 30.9%. The strongest sectors were utilities and materials, increasing by 49.0% and 32.0%, respectively. The weakest sector was computers and technology, rising just 11.9%.

Stock and market selection contributed positively to the Fund's performance, which outpaced that of its benchmark index. A currency hedge out of the overvalued sterling, which outperformed, negatively impacted performance. The Fund's overweight position in the outperforming Spanish market and its underweight position in the underperforming Japanese market were helpful. The Fund's overweight position in the underperforming energy sector was not beneficial but its overweight positions in utilities and telecommunications were advantageous.

Going forward, the main highlights of the strategy being adopted for the Fund include an underweight position in the overvalued Japanese market, an overweight position in the undervalued Australasian markets, an overweight in selected European markets and a defensive currency hedge out of sterling.

Elizabeth A. Desmond
Clive Gilmore
Emma R. E. Lewis
Mondrian Investment Partners Limited


Growth of $10,000 invested 12/31/96 through 12/31/06



(Performance Graph)

                                          INTERNATIONAL FUND
                                            STANDARD CLASS      MSCI EAFE
                                                SHARES            INDEX
                                          ------------------    ---------


12/31/96                                       10000.00          10000.00
                                               10600.00          10206.00
                                               12154.00          12281.00
                                               14244.00          15633.00
                                               14260.00          13451.00
                                               12840.00          10599.00
                                               11456.00           8939.00
                                               16224.00          12440.00
                                               19621.00          15015.00
                                               22081.00          17120.00
12/31/06                                       28708.00          21718.00




This chart illustrates, hypothetically, that $10,000 was invested in the International Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $28,708. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have grown to $21,718. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                 +30.01%
--------------------------------
Five Years               +17.46%
--------------------------------
Ten Years                +11.12%
--------------------------------



The Service Class shares total return was 29.69% for the year ended 12/31/06 and its average annual total return was 25.79% for the period from 5/15/03 (commencement of operations) to 12/31/06.

* MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australasia and the Far East.

Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund's sub-advisor.


                              International Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,168.70       0.82%         $4.48
Service Class Shares    1,000.00     1,167.30       1.07%          5.85
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,021.07       0.82%         $4.18
Service Class Shares    1,000.00     1,019.81       1.07%          5.45
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                              International Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND

COUNTRY AND SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2006



                                           PERCENTAGE
COUNTRY                                  OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  98.12%
------------------------------------------------------
Australia                                     10.44%
Belgium                                        2.22%
Finland                                        1.59%
France                                        14.10%
Germany                                        5.87%
Hong Kong                                      2.37%
Italy                                          5.42%
Japan                                         14.32%
Netherlands                                    4.94%
New Zealand                                    1.10%
Singapore                                      1.98%
South Africa                                   1.16%
South Korea                                    0.58%
Spain                                          7.73%
Taiwan                                         1.19%
United Kingdom                                23.11%
------------------------------------------------------
COMMERCIAL PAPER                               2.20%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES             100.32%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.32%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

Automobiles & Components                      6.70%
Banking & Finance                            24.33%
Capital Goods                                 4.25%
Computers & Technology                       17.49%
Energy                                       10.84%
Food, Beverage & Tobacco                      6.20%
Health Care & Pharmaceuticals                 6.84%
Insurance                                     4.84%
Materials                                     4.79%
Other                                         5.67%
Utilities                                     6.17%
------------------------------------------------------
TOTAL                                        98.12%
------------------------------------------------------






                              International Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                     NUMBER OF        MARKET
                                       SHARES          VALUE
                                                     (U.S. $)


     COMMON STOCK-98.12%
     AUSTRALIA-10.44%
     Amcor.......................     1,751,278    $$10,010,673
     Coles Myer..................       944,832      10,423,395
     Foster's Group..............     4,068,961      22,191,685
     National Australia Bank.....       864,765      27,534,872
     Telstra.....................     4,776,237      15,610,002
     Telstra-Installment
      Receipts..................      3,150,456       6,690,373
     Wesfarmers..................       329,909       9,766,791
                                                   ------------
                                                    102,227,791
                                                   ------------
     BELGIUM-2.22%
     Fortis Group................       510,872      21,742,226
                                                   ------------
                                                     21,742,226
                                                   ------------
     FINLAND-1.59%
     UPM-Kymmene.................       617,744      15,564,293
                                                   ------------
                                                     15,564,293
                                                   ------------
     FRANCE-14.10%
     Carrefour...................       229,763      13,906,871
     Cie de Saint-Gobain.........       261,125      21,880,939
     France Telecom..............       635,496      17,534,146
     Renault.....................       243,320      29,136,313
     Societe Generale............       147,061      24,879,361
  +  Suez Strip..................        63,068             832
     Total.......................       426,821      30,714,214
                                                   ------------
                                                    138,052,676
                                                   ------------
     GERMANY-5.87%
     Bayer.......................       478,992      25,689,209
     Deutsche Telekom............       158,916       2,898,855
     RWE.........................       263,768      28,914,672
                                                   ------------
                                                     57,502,736
                                                   ------------
     HONG KONG-2.37%
     Hong Kong Electric
      Holdings..................      2,667,000      13,041,345
     Wharf Holdings..............     2,759,000      10,174,216
                                                   ------------
                                                     23,215,561
                                                   ------------
     ITALY-5.42%
     Banca Intesa................     4,573,065      35,220,289
     UniCredito Italiano.........     2,038,592      17,821,550
                                                   ------------
                                                     53,041,839
                                                   ------------
     JAPAN-14.32%
     Astellas Pharma.............        57,900       2,624,610
     Canon.......................       519,900      29,270,456
     Hitachi.....................       739,000       4,603,153
     Kao.........................       476,000      12,809,617
     KDDI........................         2,883      19,571,599
     Millea Holdings.............       266,600       9,442,519
     Takeda Pharmaceutical.......       384,800      26,372,666
     Toyota Motor................       415,900      27,834,945
     West Japan Railway..........         1,818       7,760,815
                                                   ------------
                                                    140,290,380
                                                   ------------
     NETHERLANDS-4.94%
     ING Groep...................       639,505      28,259,748
     Reed Elsevier...............     1,183,510      20,152,248
                                                   ------------
                                                     48,411,996
                                                   ------------
     NEW ZEALAND-1.10%
     Telecom Corporation of New
      Zealand...................      3,185,139      10,771,497
                                                   ------------
                                                     10,771,497
                                                   ------------
     SINGAPORE-1.98%
     Jardine Matheson Holdings...       336,000       7,170,409
     Overseas-Chinese Banking....     2,445,400      12,245,855
                                                   ------------
                                                     19,416,264
                                                   ------------
     SOUTH AFRICA-1.16%
     Sasol.......................       308,357      11,383,625
                                                   ------------
                                                     11,383,625
                                                   ------------
     SOUTH KOREA-0.58%
     POSCO ADR...................        68,781       5,686,125
                                                   ------------
                                                      5,686,125
                                                   ------------
     SPAIN-7.73%
     Banco Santander Central
      Hispanoamericano..........      1,077,790      20,070,443
     Iberdrola...................       424,368      18,500,817
     Telefonica..................     1,750,699      37,170,116
                                                   ------------
                                                     75,741,376
                                                   ------------
     TAIWAN-1.19%
     Chunghwa Telecom ADR........       591,162      11,663,626
                                                   ------------
                                                     11,663,626
                                                   ------------
     UNITED KINGDOM-23.11%
     Alliance Boots..............       937,329      15,336,849
     Aviva.......................       601,620       9,659,046
     BG Group....................     1,401,449      19,060,283
     BP..........................     1,997,556      22,279,108
     Compass Group...............       456,826       2,590,721
     GKN.........................     1,591,083       8,622,208
     GlaxoSmithKline.............       956,043      25,149,831
     HBOS........................     1,477,839      32,704,747
     Lloyds TSB Group............     1,906,437      21,435,335
     Royal Bank of Scotland
      Group.....................        632,948      24,650,184
     Royal Dutch Shell Class A...       646,254      22,770,063
     Unilever....................       793,644      22,077,590
                                                   ------------
                                                    226,335,965
                                                   ------------
     TOTAL COMMON STOCK (COST
      $631,251,770).............                    961,047,976
                                                   ------------



                              International Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                     PRINCIPAL        MARKET
                                       AMOUNT          VALUE
                                      (U.S. $)       (U.S. $)

 =/  COMMERCIAL PAPER-2.20%
     Anheuser Busch 5.241%
      1/2/07....................    $15,000,000    $ 14,997,816
     Ciesco 5.322% 1/2/07........     6,560,000       6,559,031
                                                   ------------
     TOTAL COMMERCIAL PAPER (COST
      $21,556,847)..............                     21,556,847
                                                   ------------







TOTAL MARKET VALUE OF SECURITIES-100.32% (COST $652,808,617)..................   $982,604,823
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.32%).......................     (3,100,407)
                                                                                 ------------
NET ASSETS APPLICABLE TO 43,150,062 SHARES OUTSTANDING-100.00%................   $979,504,416
                                                                                 ============
NET ASSET VALUE-INTERNATIONAL FUND STANDARD CLASS ($796,037,669 / 35,062,774
  SHARES).....................................................................        $22.703
                                                                                      =======
NET ASSET VALUE-INTERNATIONAL FUND SERVICE CLASS ($183,466,747 / 8,087,288
  SHARES).....................................................................        $22.686
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $623,517,888
Undistributed net investment income...........................................        377,670
Accumulated net realized gain on investments..................................     27,190,765
Net unrealized appreciation of investments and foreign currencies.............    328,418,093
                                                                                 ------------
Total net assets..............................................................   $979,504,416
                                                                                 ============




----------

Securities have been classified by country of origin.

+Non-income producing security for the year ended December 31, 2006.

=/The interest rate shown is the effective yield as of the time of purchase.

SUMMARY OF ABBREVIATIONS:

ADR-American Depositary Receipts
GBP-British Pound Sterling
USD-United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2006:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)


                                                                        UNREALIZED
CONTRACTS TO DELIVER       IN EXCHANGE FOR       SETTLEMENT DATE       DEPRECIATION
--------------------       ---------------       ---------------       ------------


GBP (25,942,500)            USD 49,423,247           1/31/07            $(1,392,325)
                                                                        -----------
                                                                        $(1,392,325)
                                                                        ===========



The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

----------

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes


                              International Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006








INVESTMENT INCOME:
Dividends...........................   $ 30,396,643
Interest............................        876,771
Foreign tax withheld................     (2,057,742)
                                       ------------
                                         29,215,672
                                       ------------
EXPENSES:
Management fees.....................      5,708,416
Accounting and administration
 expenses..........................         548,479
Distribution expenses-Service Class
 ..................................         370,281
Custodian fees .....................        328,670
Reports and statements to
 shareholders......................          94,251
Professional fees ..................         32,258
Trustees' fees .....................          8,000
Other...............................         24,375
                                       ------------
                                          7,114,730
Less expense paid indirectly........         (8,812)
                                       ------------
Total operating expenses............      7,105,918
                                       ------------
NET INVESTMENT INCOME...............     22,109,754
                                       ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
Investments.........................     41,138,813
Foreign currencies..................     (1,502,925)
                                       ------------
Net realized gain...................     39,635,888
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies........................     152,439,484
                                       ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES........................     192,075,372
                                       ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS...................    $214,185,126
                                       ============




                             See accompanying notes



LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS




                                         YEAR ENDED
                                   12/31/06       12/31/05
                                -------------   ------------


INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income........   $  22,109,754   $ 14,593,428
Net realized gain on
 investments and foreign
 currencies.................       39,635,888      9,473,616
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies.................      152,439,484     47,264,717
                                -------------   ------------
Net increase in net assets
 resulting from operations..      214,185,126     71,331,761
                                -------------   ------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............      (20,186,173)   (10,654,178)
 Service Class..............       (4,259,995)    (2,030,651)
                                -------------   ------------
                                  (24,446,168)   (12,684,829)
                                -------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............      160,068,030     99,060,662
 Service Class..............       55,168,294     58,487,860
Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class.............       20,186,173     10,654,178
 Service Class..............        4,259,995      2,030,651
                                -------------   ------------
                                  239,682,492    170,233,351
                                -------------   ------------
Cost of shares repurchased:
 Standard Class.............      (89,933,278)   (42,492,315)
 Service Class..............      (33,599,689)   (12,317,966)
                                -------------   ------------
                                 (123,532,967)   (54,810,281)
                                -------------   ------------
Increase in net assets
 derived from capital share
 transactions...............      116,149,525    115,423,070
                                -------------   ------------
NET INCREASE IN NET ASSETS...     305,888,483    174,070,002
NET ASSETS:
Beginning of year............     673,615,933    499,545,931
                                -------------   ------------
End of year (including
 undistributed net
 investment income of
 $377,670 and $4,173,904,
 respectively)..............    $ 979,504,416   $673,615,933
                                =============   ============




                             See accompanying notes



                              International Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                        INTERNATIONAL FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                               12/31/06         12/31/05         12/31/04(1)         12/31/03(2)         12/31/02
                                               ----------------------------------------------------------------------------------


Net asset value, beginning of period........   $ 17.966         $ 16.304           $ 13.620            $  9.797          $ 11.155

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)....................      0.569            0.436              0.332               0.311             0.199
Net realized and unrealized gain (loss) on
 investments and foreign currencies........       4.778            1.587              2.509               3.745            (1.403)
                                               --------         --------           --------            --------          --------
Total from investment operations............      5.347            2.023              2.841               4.056            (1.204)
                                               --------         --------           --------            --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.610)          (0.361)            (0.157)             (0.233)           (0.154)
                                               --------         --------           --------            --------          --------
Total dividends and distributions...........     (0.610)          (0.361)            (0.157)             (0.233)           (0.154)
                                               --------         --------           --------            --------          --------

Net asset value, end of period..............   $ 22.703         $ 17.966           $ 16.304            $ 13.620          $  9.797
                                               ========         ========           ========            ========          ========

Total return(4).............................     30.01%           12.54%             20.94%              41.62%           (10.78%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $796,037         $550,669           $435,012            $352,183          $255,516
Ratio of expenses to average net assets.....      0.84%            0.92%              0.98%               1.04%             1.02%
Ratio of net investment income to average
 net assets................................       2.80%            2.58%              2.33%               2.81%             1.84%
Portfolio turnover..........................        14%               7%                 9%                 14%                9%



----------
(1)Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund's sub-advisor.

(2)Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                              International Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                   INTERNATIONAL FUND SERVICE CLASS
                                                                                         5/15/03(2)
                                                     YEAR ENDED                              TO
                                   12/31/06         12/31/05         12/31/04(1)          12/31/03
                                   ----------------------------------------------------------------


Net asset value, beginning of
 period........................    $ 17.957         $ 16.297           $13.616             $10.573

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income(3)........      0.519            0.394             0.296               0.154
Net realized and unrealized gain
 on investments and foreign
 currencies....................       4.771            1.585             2.507               3.107
                                   --------         --------           -------             -------
Total from investment
 operations....................       5.290            1.979             2.803               3.261
                                   --------         --------           -------             -------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income...........     (0.561)          (0.319)           (0.122)             (0.218)
                                   --------         --------           -------             -------
Total dividends and
 distributions.................      (0.561)          (0.319)           (0.122)             (0.218)
                                   --------         --------           -------             -------

Net asset value, end of period..   $ 22.686         $ 17.957           $16.297             $13.616
                                   ========         ========           =======             =======

Total return(4).................     29.69%           12.26%            20.63%              31.03%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)......................    $183,467         $122,947           $64,534             $12,775
Ratio of expenses to average net
 assets........................       1.09%            1.17%             1.23%               1.26%
Ratio of net investment income
 to average net assets.........       2.55%            2.33%             2.08%               2.08%
Portfolio turnover..............        14%               7%                9%               14%(5)



----------
(1)Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund's sub-advisor.

(2)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(5)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes



                              International Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the International Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed the LVIP Mondrian International Value Fund.

The Fund's investment objective is long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements", (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund

                              International Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $64,351 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund, 0.75% of the next $200 million, and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Mondrian Investment Partners Ltd. (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Advisor 0.20% of the Fund's average daily net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $509,064.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $14,415.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $565,154
Accounting and Administration Fees
  Payable to DSC.......................     98,565
Administration Fees Payable to Lincoln
  Life.................................      2,083
Distribution Fees Payable to the
  Companies............................     38,202


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $213,292,037 and sales of $109,757,910 of investment securities other than short-term investments.

At December 31, 2006, the cost of investments for federal income tax purposes was $653,141,135. At December 31, 2006, net unrealized appreciation was $329,463,688, of which $338,248,214 related to unrealized appreciation of investments and $8,784,526 related to unrealized depreciation of investments.


                              International Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                   YEAR                YEAR
                                  ENDED               ENDED
                                 12/31/06            12/31/05
                               -----------         -----------


Ordinary income.............   $24,403,063         $12,684,829
Long-term capital gain......        43,105                  --
                               -----------         -----------
Total.......................   $24,446,168         $12,684,829
                               ===========         ===========





5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $623,517,888
Undistributed long-term capital
  gain...............................     27,523,283
Post-October currency loss...........     (1,014,655)
Unrealized appreciation of
  investments and foreign
  currencies.........................    329,477,900
                                        ------------
Net assets...........................   $979,504,416
                                        ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of forward foreign currency contracts for tax purposes.

Post-October currency losses represent losses realized foreign currency transactions from November 1, 2006 through December 31, 2006, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED
    INCOME         GAIN (LOSS)
--------------    ------------


 $(1,459,820)      $1,459,820


For federal income tax purposes, $13,572,425 of capital loss carryforwards from prior years was utilized in the year ended December 31, 2006.


                              International Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                   YEAR               YEAR
                                   ENDED              ENDED
                                 12/31/06           12/31/05
                                ----------         ----------


Shares sold:
  Standard Class.............    7,872,881          5,860,181
  Service Class..............    2,716,895          3,488,236
Shares issued upon
  reinvestment of dividends
  and distributions:
Standard Class...............      946,347            627,049
Service Class................      199,972            119,404
                                ----------         ----------
                                11,736,095         10,094,870
                                ----------         ----------
Shares repurchased:
  Standard Class.............   (4,407,420)        (2,517,141)
  Service Class..............   (1,676,310)          (720,829)
                                ----------         ----------
                                (6,083,730)        (3,237,970)
                                ----------         ----------
Net increase.................    5,652,365          6,856,900
                                ==========         ==========





7. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

8. MARKET RISK
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                              International Fund-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-International Fund

We have audited the accompanying statement of net assets of the International Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]
Philadelphia, Pennsylvania
February 12, 2007


                              International Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2006, the Fund designates distributions paid during the year as follows:


     (A)               (B)
  LONG-TERM      ORDINARY INCOME
 CAPITAL GAIN         TOTAL             TOTAL
DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS
 (TAX BASIS)       (TAX BASIS)       (TAX BASIS)
-------------    ---------------    -------------


      --               100%              100%




----------
(A) and (B) are based on a percentage of the Fund's total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $1,530,319. The gross foreign source income earned during the fiscal year 2006 by the Fund was $30,397,494.

PROXY RESULTS (UNAUDITED)
The International Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger.............................       37,096,950     36,245,776      94.09%       3.62%        0.00%
  Nancy L. Frisby................................       37,096,950     36,245,776      91.05%       6.66%        0.00%
  Gary D. Lemon..................................       37,096,950     36,245,776      94.14%       3.57%        0.00%
  Kenneth G. Stella..............................       37,096,950     36,245,776      93.92%       3.79%        0.00%
  David H. Windley...............................       37,096,950     36,245,776      93.99%       3.72%        0.00%



----------

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, and the sub-advisory agreement with Mondrian Investment Partners Limited ("Mondrian"), for the International Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC, Lincoln Life and the sub-adviser prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory and sub-advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC, Lincoln Life and the sub-adviser provided extensive information in response to this request. Among other information, Lincoln Life, DMC and the sub-adviser provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their respective Form ADVs, information about profitability and/or financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory and sub-advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement and sub-advisory agreement.

In considering approval of the renewal of the investment advisory agreement and sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory and sub-advisory agreements. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory and sub-advisory agreements.

ADVISORY AGREEMENT
The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered its response to a request for information from Lincoln Life, including compliance and oversight of the sub-adviser, DMC's criteria for review of a sub-adviser's performance and reviewed background information regarding the compliance staff. The Independent Trustees considered the delegation of day-to-day portfolio management responsibility to Mondrian. The Independent Trustees concluded that the services provided by DMC were acceptable. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information of the Fund's Lipper expense peer group. The Board was provided information on the advisory fee DMC charges to other funds and its institutional account fee schedule. The Independent Trustees also considered the advisory fee

                              International Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
OTHER FUND INFORMATION (CONTINUED)

paid by other comparable international funds not advised by DMC. The Independent Trustees noted that the Fund's advisory fee was below the average of its Lipper expense peer group and concluded that the Fund's advisory fee was reasonable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule, noted that the fee schedule contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

SUB-ADVISORY AGREEMENT
In considering the renewal of the sub-advisory agreement between DMC and Mondrian on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Independent Trustees considered the services provided by Mondrian, the background of the portfolio managers, Mondrian's brokerage arrangements, Mondrian's performance and concluded that the services provided by Mondrian have been good. The Independent Trustees reviewed the investment performance of the Fund compared to its Lipper performance peer group and a securities market index, noted that long-term performance was well above average and that although comparative short term performance was below average that it was good on an absolute basis and determined that the investment performance of the Fund has been good. The Independent Trustees considered that the sub-advisory fee was negotiated between DMC and Mondrian and that DMC compensates Mondrian from its fees. The Independent Trustees reviewed the sub-advisory fee, the fee rates charged to other registered sub-advised funds and institutional accounts managed by Mondrian and considered Mondrian's statement that although the fee did not have breakpoints, that the sub-advisory fee had been set at a low level, and concluded that the sub-advisory fee was reasonable. The Independent Trustees reviewed materials provided by Mondrian as to any additional benefits it receives and noted Mondrian's representation that it may enjoy increased business from shareholders who are familiar with the organization.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory Corporation ("JPIA") and a sub-advisory agreement on behalf of the Fund with Mondrian (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval of the Proposed Advisory Agreement. A shareholder meeting to consider the approval of the Proposed Advisory Agreement is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a

                              International Fund-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
OTHER FUND INFORMATION (CONTINUED)

sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the Jefferson-Pilot Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current advisory agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was within an acceptable range of the fees JPIA charges to comparable funds, and was below the average of the Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed advisory fee schedule, noted that it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, approved the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
On November 13, 2006, in conjunction with the Board's approval of the Proposed Advisory Agreement with JPIA, the Board also approved a new Sub-Advisory Agreement, on behalf of the Fund, between JPIA and Mondrian, the Fund's current sub-adviser. The Board considered that the sole difference between the Fund's current sub-advisory agreement and the new Sub-Advisory Agreement was a change to the investment adviser party to the agreement -- JPIA rather than DMC. The Board considered that it had approved the renewal of the current sub-advisory agreement at the August 2006 Board meeting. In addition to the materials provided by Funds Management in connection with the merger of the Lincoln and Jefferson-Pilot organizations, the Board considered the information provided in connection with the renewal of the sub-advisory agreement in August 2006. In approving the new Sub-Advisory Agreement, the Board, including all of the Independent Trustees, noted its considerations and conclusions at the August 2006 meeting.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                              International Fund-16

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February  1998    Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May 2006
Fort Wayne, IN 46802
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                              International Fund-17

                                                                       BOND FUND

                             [SALOMON BROTHERS LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Managed Fund
                            Annual Report
                            December 31, 2006





                                                                    MANAGED FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-


MANAGED FUND

INDEX





COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND CREDIT QUALITY BREAKDOWN

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND


ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 10.57% (Standard Class shares with distributions reinvested) for the fiscal year 2006, while its customized benchmark, 50% Russell 1000 Index*, 40% Lehman Brothers Aggregate Bond Index**, 5% Russell 2000 Index*** and 5% Citigroup 90-day T-bill Index****, returned 10.58%.

Our research indicates that the equity markets ended 2006 on a positive note, seeing robust gains for the year. Confidence that the U.S. economy will not enter into a recession, but rather see a soft landing in 2007 led to widespread bullish sentiment by investors. Catalysts for continued gains through the end of the year included stabilization in oil prices, a favorable employment outlook, the expectation that the Federal Reserve will have to cut interest rates in 2007 and that corporate profit growth should continue to grow at a moderate pace.

The performance of the fixed income markets was split between a poor first half and a strong second half of the year. In the first six months, 10-year Treasury yields moved 75 basis points higher as the Fed continued its steady hiking of overnight interest rates (4 consecutive 25 basis point moves) leaving the rate at 5.25% on June 30. The Fed refrained from raising rates at any of its last four meetings of the year; spurring a rally in 10-year Treasury rates which fell 44 basis points in the second half, a drop in volatility and spread sector out-performance.

We are pleased to report that both on an absolute and a relative basis the Managed Fund had solid performance in 2006. Asset allocation, particularly an overweight position in equities, contributed to the performance although the Fund saw varying levels of performance within each of the individual sleeves. The large-cap sleeve underperformed the Russell 1000 Index while the small-cap and fixed income sleeves outperformed their respective benchmarks, the Russell 2000 Index and the Lehman Aggregate Bond Index.

The large-cap sleeve's underperformance relative to the Russell 1000 Index was attributable to stock selection in the communications services, health care and technology sectors. Stock selection in the finance, business services and consumer services sectors contributed to performance. The small-cap sleeve's outperformance relative to the Russell 2000 Index was attributable to stock selection in the capital goods, finance and energy sectors. Stock selection in the consumer discretionary, consumer staples and technology sectors detracted from performance.

The fixed income sleeve's outperformance relative to the Lehman Brothers Aggregate Bond Index was attributable to the Fund's overweight in the spread sectors of the market - Mortgage - Backed Securities, High Grade Credit and High Yield - all of which performed extremely well relative to Treasuries. In addition, the Fund's lower quality bias and our security selection decisions, which largely missed the name-specific credit risks, also contributed to relative return. Our out-of-index position in Treasury Inflation Protected Securities (TIPS) had a neutral impact on performance.

Going forward, we see continued gains for the equity indices, the spread sectors, and lower quality areas of the fixed income markets. Although the housing market continues to substantially impact economic growth, we are encouraged by a strong employment environment. We believe the mergers and acquisitions (M&A) environment is robust, which we feel should support valuations and help to provide for price to earnings multiple expansion as corporate and private equity buyers are flush with cash. The equity market, in our view, has begun to price in an interest rate cut by the Federal Reserve in 2007. The Fed has made it clear that this will only happen should inflationary pressures subside. We feel that with a benign economic backdrop and substantially slower Gross Domestic Product (GDP) growth, the Federal Reserve will be poised to initiate a rate cut, an event that we believe should prove to be a catalyst for the equity markets, other factors held equal.

Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
Ryan K. Brist
Cynthia Isom
Delaware Investments

The views expressed in this commentary are as of the date noted and are subject to change at any time.

Growth of $10,000 invested 12/31/96 through 12/31/06



(LINE GRAPH)

                                           MANAGED FUND
                                          STANDARD CLASS    RUSSELL 1000      LEHMAN BROTHERS     RUSSELL 2000    CITIGROUP 90
                                              SHARES            INDEX       GOV'T/CREDIT INDEX        INDEX        DAY T-BILL
                                          --------------    ------------    ------------------    ------------    ------------


12/31/96                                     10000.00         10000.00           10000.00           10000.00        10000.00
                                             12183.00         13285.00           10976.00           12236.00        10524.00
                                             13733.00         16875.00           12015.00           11924.00        11056.00
                                             14793.00         20404.00           11758.00           14459.00        11580.00
                                             14584.00         18815.00           13151.00           14022.00        12269.00
                                             14354.00         16472.00           14269.00           14371.00        12771.00
                                             12763.00         12906.00           15844.00           11427.00        12989.00
                                             15686.00         16763.00           16583.00           16827.00        13128.00
                                             17255.00         18675.00           17279.00           19911.00        13291.00
                                             18030.00         19845.00           17688.00           20818.00        13690.00
12/31/06                                     19935.00         22913.00           18356.00           24642.00        14341.00

                                          LEHMAN BROTHERS
                                             AGGREGATE
                                          ---------------


12/31/96                                      10000.00
                                              10965.00
                                              11918.00
                                              11820.00
                                              13194.00
                                              14308.00
                                              15776.00
                                              16423.00
                                              17136.00
                                              17552.00
12/31/06                                      18313.00




This chart illustrates, hypothetically, that $10,000 was invested in the Managed Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $19,935. For comparison, look at how the indices did over the same period. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                 +10.57%
--------------------------------
Five Years                +6.80%
--------------------------------
Ten Years                 +7.15%
--------------------------------



The Service Class shares total return was 10.30% for the year ended 12/31/06 and its average annual total return was 9.84% for the period from 5/19/04 (commencement of operations) to 12/31/06.

    * Russell 1000 Index measures the performance of the largest 1,000 U.S. companies based on market capitalization.

  ** The fixed income sleeve's benchmark index was changed from the Lehman
     Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index effective May 1, 2006, as it more closely reflects the fund's investment strategy. The Lehman Brothers Aggregate Bond Index is a composite of securities from the Lehman Brothers Government/Credit Index, Mortgage Backed Securities Index and the Asset Backed Securities Index. The Lehman Brothers Government/Credit Index measures performance of diversified, investment grade, bond issues.

 *** Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

**** Citigroup 90 Day T-bill Index measures the return on short-term investments.

The source of comparison data is the Federal Reserve statistical release.


                                 Managed Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,090.70       0.50%         $2.63
Service Class Shares    1,000.00     1,089.40       0.75%          3.95
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,022.68       0.50%         $2.55
Service Class Shares    1,000.00     1,021.42       0.75%          3.82
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                                 Managed Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND

SECTOR ALLOCATION AND CREDIT QUALITY BREAKDOWN
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  65.86%
------------------------------------------------------
Basic Materials                                3.07%
Business Services                              1.25%
Capital Goods                                  5.95%
Communication Services                         0.76%
Consumer Discretionary                         3.21%
Consumer Services                              1.34%
Consumer Staples                               4.18%
Credit Cyclicals                               0.43%
Energy                                         5.47%
Financials                                    14.55%
Health Care                                    7.47%
Media                                          2.24%
Real Estate                                    1.28%
Technology                                    12.09%
Transportation                                 0.69%
Utilities                                      1.88%
------------------------------------------------------
AGENCY ASSET-BACKED SECURITIES                 0.00%
------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                  0.94%
------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES              5.96%
------------------------------------------------------
AGENCY OBLIGATIONS                             0.48%
------------------------------------------------------
COLLATERALIZED DEBT OBLIGATION                 0.00%
------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES          1.52%
------------------------------------------------------
CONVERTIBLE BONDS                              0.04%
------------------------------------------------------
CORPORATE BONDS                               11.54%
------------------------------------------------------
Banking                                        1.82%
Basic Industry                                 0.26%
Brokerage                                      0.46%
Capital Goods                                  0.25%
Communications                                 1.24%
Consumer Cyclical                              1.36%
Consumer Non-Cyclical                          0.53%
Electric                                       1.79%
Energy                                         0.19%
Financials                                     0.66%
Insurance                                      1.64%
Natural Gas                                    0.62%
Real Estate                                    0.13%
Technology                                     0.20%
Transportation                                 0.39%
------------------------------------------------------
FOREIGN AGENCIES                               0.15%
------------------------------------------------------
MUNICIPAL BONDS                                0.60%
------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES             1.53%
------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS                                  5.67%
------------------------------------------------------
U.S. TREASURY OBLIGATIONS                      2.02%
------------------------------------------------------
WARRANT                                        0.00%
------------------------------------------------------
INTEREST BEARING CERTIFICATE OF
  DEPOSIT                                      0.57%
------------------------------------------------------
COMMERCIAL PAPER                               7.54%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES             104.42%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (4.42%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------

CREDIT QUALITY BREAKDOWN (AS A % OF
  FIXED INCOME INVESTMENTS)
------------------------------------------------------
AAA                                           60.24%
AA                                             4.94%
A                                              9.32%
BBB                                           21.47%
BB                                             2.26%
B                                              1.24%
CCC                                            0.53%
------------------------------------------------------
TOTAL                                        100.00%
------------------------------------------------------





                                 Managed Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                    NUMBER OF       MARKET
                                      SHARES        VALUE
                                                   (U.S. $)


     COMMON STOCK-65.86%
     BASIC MATERIALS-3.07%
  +  AK Steel Holding............       15,600  $   $263,640
  +  Century Aluminum............       11,100       495,615
     Chaparral Steel Company.....        3,100       137,237
     Chesapeake..................       14,200       241,684
     Cytec Industries............        8,300       469,033
     Dow Chemical................       65,500     2,616,070
     duPont (E.I.) deNemours.....       50,200     2,445,242
     Ferro.......................       21,900       453,111
     FMC.........................        6,200       474,610
     Freeport-McMoRan Copper &
      Gold Class B..............        26,600     1,482,418
     Georgia Gulf................        9,600       185,376
     Lubrizol....................       46,500     2,331,045
  +  PolyOne.....................       52,600       394,500
     Steel Dynamics..............       36,300     1,177,935
     United States Steel.........       34,300     2,508,702
     Wausau Paper................       19,700       295,303
     Worthington Industries......       13,100       232,132
                                                ------------
                                                  16,203,653
                                                ------------
     BUSINESS SERVICES-1.25%
     Administaff.................        8,000       342,160
  +  Armor Holdings..............        8,500       466,225
  +  Harris Interactive..........       57,600       290,304
     Healthcare Services Group...       15,700       454,672
  +  Kforce......................       24,500       298,165
  +  Labor Ready.................       16,700       306,111
     Manpower....................       16,700     1,251,331
     McGrath RentCorp............       12,700       389,001
     Republic Services...........       40,300     1,639,001
  +  TeleTech Holdings...........       19,000       453,720
     UniFirst....................        8,900       341,849
  +  United Stationers...........        7,200       336,168
                                                ------------
                                                   6,568,707
                                                ------------
     CAPITAL GOODS-5.95%
     Acuity Brands...............        9,300       483,972
  +  AGCO........................       14,400       445,536
     Applied Industrial
      Technologies..............        10,200       268,362
     Barnes Group................       15,200       330,600
     Caterpillar.................       50,600     3,103,298
  +  Columbus McKinnon...........       13,500       283,770
     Crane.......................        6,500       238,160
     DRS Technologies............       26,800     1,411,824
     General Electric............      176,200     6,556,402
  +  Genlyte Group...............        6,300       492,093
     Goodrich (B.F.).............       54,000     2,459,700
  +  Grant Prideco...............       68,300     2,716,291
  +  Innovative Solutions &
      Support...................        19,500       332,085
     Insteel Industries..........       12,100       215,259
  +  Kadant......................       13,100       319,378
     Lawson Products.............        7,900       362,531
     Lincoln Electric Holdings...        7,200       435,024
     LSI Industries..............       15,700       311,645
     Lufkin Industries...........        7,200       418,176
     Northrop Grumman............       37,800     2,559,060
  +  Rofin-Sinar Technologies....        6,600       399,036
     Textron.....................       35,300     3,310,081
  +  Thomas & Betts..............       19,400       917,232
     United Technologies.........       41,900     2,619,588
  +  URS.........................        8,900       381,365
                                                ------------
                                                  31,370,468
                                                ------------
     COMMUNICATION SERVICES-0.76%
     Verizon Communications......      108,000     4,021,920
                                                ------------
                                                   4,021,920
                                                ------------
     CONSUMER DISCRETIONARY-3.21%
     Abercrombie & Fitch Class
      A.........................        32,300     2,249,049
  +  Aeropostale.................       10,900       336,483
     Best Buy....................       55,800     2,744,802
  +  Charming Shoppes............       31,900       431,607
  +  Coach.......................       48,200     2,070,672
     Federated Department
      Stores....................        50,700     1,933,191
  +  Guitar Center...............        5,600       254,576
  +  Jos A Bank Clothiers........       10,500       308,175
     NIKE Class B................       20,700     2,049,921
     Phillips-Van Heusen.........       11,100       556,887
  +  Quiksilver..................       29,300       461,475
     Stage Stores................       15,400       468,006
     Stride Rite.................       25,800       389,064
  +  True Religion Apparel.......       14,500       221,995
  +  Urban Outfitters............       59,900     1,379,497
     Wal-Mart Stores.............       18,100       835,858
  +  Wet Seal Class A............       34,000       226,780
                                                ------------
                                                  16,918,038
                                                ------------
     CONSUMER SERVICES-1.34%
  +  Buffalo Wild Wings..........        6,900       367,080
     CKE Restaurants.............       20,800       382,720
     IHOP........................        8,500       447,950
     Marriott International Class
      A.........................        44,900     2,142,628
     McDonald's..................       69,500     3,080,935
  +  Papa John's International...       13,100       380,031
  +  Shuffle Master..............       10,900       285,580
                                                ------------
                                                   7,086,924
                                                ------------
     CONSUMER STAPLES-4.18%
     Altria Group................       18,200     1,561,924
     Casey's General Stores......       15,700       369,735
     CVS.........................       85,500     2,642,805
     Fortune Brands..............       34,800     2,971,572
     Kellogg.....................       21,700     1,086,302
     Kimberly-Clark..............       27,500     1,868,625
     Longs Drug Stores...........        7,900       334,802

                                 Managed Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    NUMBER OF       MARKET
                                      SHARES        VALUE
                                                   (U.S. $)

     COMMON STOCK (CONTINUED)
     CONSUMER STAPLES (CONTINUED)
     Nu Skin Enterprises Class
      A.........................        14,900  $    271,627
     PepsiCo.....................       70,200     4,391,010
     Procter & Gamble............      101,700     6,536,259
                                                ------------
                                                  22,034,661
                                                ------------
     CREDIT CYCLICALS-0.43%
     D.R. Horton.................       55,300     1,464,897
     M/I Homes...................        6,900       263,511
  +  Meritage Homes..............        5,100       243,372
  +  Williams Scotsman
      International.............        16,400       321,768
                                                ------------
                                                   2,293,548
                                                ------------
     ENERGY-5.47%
     Chevron.....................       20,300     1,492,659
     ConocoPhillips..............       74,900     5,389,055
     EOG Resources...............       26,400     1,648,680
     Exxon Mobil.................       95,200     7,295,176
  +  Grey Wolf...................       49,200       337,512
  +  Hercules Offshore...........       12,100       349,690
  +  Lone Star Technologies......        4,800       232,368
  +  National Oilwell Varco......       30,600     1,872,108
  +  Newfield Exploration........       42,800     1,966,660
     Occidental Petroleum........       55,100     2,690,533
  +  Oil States International....        9,900       319,077
     Penn Virginia...............        5,300       371,212
  +  Petroquest Energy...........       24,200       308,308
     St Mary Land & Exploration..       30,400     1,119,936
     Tidewater...................       26,300     1,271,868
  +  Transocean..................       18,000     1,456,020
  +  Universal Compression
      Holdings..................         6,800       422,348
     World Fuel Services.........        6,800       302,328
                                                ------------
                                                  28,845,538
                                                ------------
     FINANCIALS-14.55%
     ADVANTA Class B.............       10,700       466,841
  +  Affiliated Managers Group...       19,400     2,039,522
     Allstate....................       34,700     2,259,317
     American Home Mortgage
      Investment................        12,200       428,464
     American International
      Group.....................        58,800     4,213,608
     Bancfirst...................        6,900       372,600
     Bank of America.............      115,000     6,139,850
     Bankunited Financial Class
      A.........................        16,700       466,932
     Berkley (W.R.)..............       52,700     1,818,677
     Capital One Financial.......       35,335     2,714,435
     Center Financial............       15,500       371,535
     CIT Group...................       35,500     1,979,835
     Citigroup...................      156,100     8,694,769
     City Holding................       11,000       449,790
  +  CompuCredit.................       10,700       425,967
  +  Cowen Group.................       20,900       442,035
     Dime Community Bancshares...       21,900       306,819
     Everest Re Group............       14,200     1,393,162
     FBL Financial Group Class
      A.........................         9,600       375,168
     First Place Financial Ohio..       16,200       380,538
  +  FirstFed Financial..........        6,700       448,699
     Freddie Mac.................       33,200     2,254,280
     Greater Bay Bancorp.........       14,300       376,519
     Hanover Insurance...........       24,300     1,185,840
     JPMorgan Chase..............       99,000     4,781,700
     Kansas City Life Insurance..        5,000       250,400
     MainSource Financial Group..       13,940       236,144
     Mellon Financial............       43,400     1,829,310
     Merrill Lynch...............       39,400     3,668,140
     MetLife.....................       31,200     1,841,112
     Morgan Stanley..............       43,900     3,574,777
     Ohio Casualty...............       14,900       444,169
     PFF Bancorp.................       12,800       441,728
     PMI Group...................       31,200     1,471,704
     Presidential Life...........       15,300       335,835
     Prudential Financial........       26,400     2,266,704
     Republic Bancorp............       32,000       430,720
     RLI.........................        8,300       468,286
     South Financial Group.......        9,600       255,264
     TierOne.....................       14,500       458,345
  +  Triad Guaranty..............        6,400       351,168
     Trustmark...................       10,300       336,913
     U.S. Bancorp................       74,100     2,681,679
  +  United America Indemnity
      Class A...................        13,000       329,290
     UnitedHealth Group..........       73,400     3,943,782
     Waddell & Reed Financial
      Class A...................        17,000       465,120
     Washington Mutual...........       69,700     3,170,653
  +  WellPoint...................       34,400     2,706,936
                                                ------------
                                                  76,745,081
                                                ------------
     HEALTH CARE-7.47%
     Abbott Laboratories.........       55,000     2,679,050
  +  Alkermes....................       22,100       295,477
  +  Amgen.......................       59,000     4,030,290
  +  Applera Corp-Celera
      Genomics..................        25,800       360,942
  +  Bio-Rad Laboratories Class
      A.........................         5,000       412,600
  +  Candela.....................       20,200       249,874
  +  Cardiome Pharma.............       15,900       177,285
  +  Digene......................        4,200       201,264
  +  Express Scripts Class A.....       27,400     1,961,840
  +  Genentech...................       25,100     2,036,363
  +  Gen-Probe...................       33,400     1,749,158
  +  Geron.......................       32,900       288,862
  +  Gilead Sciences.............       30,400     1,973,872
  +  Healthways..................        9,000       429,390
     Johnson & Johnson...........       84,400     5,572,088
  +  Medarex.....................       28,500       421,515
     Medtronic...................       49,500     2,648,745
     Mentor......................        8,000       390,960
  +  MGI PHARMA..................       21,400       393,974
  +  Neurometrix.................       12,200       181,902

                                 Managed Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    NUMBER OF       MARKET
                                      SHARES        VALUE
                                                   (U.S. $)

     COMMON STOCK (CONTINUED)
     HEALTH CARE (CONTINUED)
  +  Noven Pharmaceuticals.......       11,800  $    300,310
  +  Panacos Pharmaceutic........       33,100       132,731
     Pfizer......................      151,300     3,918,670
  +  Pharmion....................       15,300       393,822
     PolyMedica..................        6,700       270,747
  +  Progenics Pharmaceuticals...        9,700       249,678
     Quest Diagnostics...........       29,100     1,542,300
  +  Res-Care....................       20,200       366,630
  +  Sciele Pharma...............       16,500       396,000
  +  Techne......................        4,400       243,980
  +  Telik.......................       16,500        73,095
  +  United Therapeutics.........        6,900       375,153
  +  Vertex Pharmaceuticals......       25,500       954,210
     Vital Signs.................        5,700       284,544
     West Pharmaceutical
      Services..................         8,200       420,086
     Wyeth.......................       59,500     3,029,740
                                                ------------
                                                  39,407,147
                                                ------------
     MEDIA-2.24%
     CBS Class B.................       41,300     1,287,734
  +  Comcast Class A.............       33,600     1,422,288
  +  Comcast Special Class A.....       23,000       963,240
     Disney (Walt)...............       72,100     2,470,867
  +  Idearc......................        5,400       154,710
     infoUSA.....................       30,100       358,491
  +  Scholastic..................        6,400       229,376
     Time Warner.................      147,900     3,221,262
  +  Viacom Class B..............       41,300     1,694,539
                                                ------------
                                                  11,802,507
                                                ------------
     REAL ESTATE-1.28%
     Developers Diversified
      Realty....................        26,900     1,693,355
     Equity Inns.................       25,900       413,364
     First Industrial Realty
      Trust.....................         9,900       464,211
     First Potomac Realty Trust..       11,700       340,587
     Home Properties.............        6,400       379,328
     Maguire Properties..........        7,200       288,000
     Nationwide Health
      Properties................        15,800       477,476
     Pennsylvania Real Estate
      Investment Trust..........        10,100       397,738
     ProLogis....................       24,700     1,501,019
     Senior Housing Properties
      Trust.....................        17,800       435,744
     Sovran Self Storage.........        6,700       383,776
                                                ------------
                                                   6,774,598
                                                ------------
     TECHNOLOGY-12.09%
  +  Altiris.....................        7,300       185,274
  +  Anixter International.......        6,600       358,380
     Applied Materials...........      132,900     2,452,005
  +  Aspen Technology............       29,800       328,396
  +  BEA Systems.................       88,500     1,113,330
  +  Blackboard..................       10,700       321,428
  +  Cisco Systems...............      192,000     5,247,360
  +  Corning.....................      113,000     2,114,230
  +  Cymer.......................        8,000       351,600
  +  Dell........................       49,900     1,251,991
  +  Digital River...............        6,800       379,372
  +  Dionex......................        5,900       334,589
  +  Dobson Communications Class
      A.........................        45,100       392,821
  +  EarthLink...................       28,300       200,930
     Embarq......................       44,000     2,312,640
  +  EMC.........................      147,700     1,949,640
  +  FormFactor..................        7,100       264,475
  +  Google Class A..............        6,500     2,993,120
     Hewlett-Packard.............       90,900     3,744,171
     Intel.......................      232,700     4,712,175
     International Business
      Machines..................        51,000     4,954,650
  +  j2 Global Communications....       15,500       422,375
  +  Kulicke & Soffa Industries..       29,500       247,800
  +  Lawson Software.............       43,800       323,682
     Microsoft...................      249,200     7,441,112
  +  MIPS Technologies...........       37,000       307,100
     Motorola....................      113,600     2,335,616
  +  MTC Technologies............       10,100       237,855
     National Semiconductor......       71,100     1,613,970
  +  NETGEAR.....................       15,100       396,375
  +  OmniVision Technologies.....       19,900       271,635
  +  ON Semiconductor............       42,500       321,725
  +  Oracle......................       86,800     1,487,752
  +  Palm........................       26,800       377,612
  +  Photronics..................       20,600       336,604
  +  Progress Software...........       12,700       354,711
     QUALCOMM....................       77,600     2,932,504
  +  Quality Systems.............        5,600       208,712
  +  RadiSys.....................       17,700       295,059
  +  Secure Computing............       28,300       185,648
  +  SI International............        9,700       314,474
  +  Smith Micro Software........       23,800       337,722
  +  Spansion Class A............       19,500       289,770
  +  SPSS........................       11,600       348,812
  +  Stratex Networks............       50,000       241,500
  +  Synaptics...................       13,400       397,846
  +  Tekelec.....................       24,500       363,335
  +  Tessera Technologies........        8,000       322,720
     Texas Instruments...........      104,600     3,012,480
     TheStreet.com...............       20,400       181,560
  +  TTM Technologies............       17,700       200,541
     United Online...............       17,900       237,712
  +  Universal Electronics.......       11,200       235,424
  +  Verint Systems..............        9,300       318,804
  +  Viasat......................       12,100       360,701
  +  WebEx Communications........        9,900       345,411
  +  Wind River Systems..........       19,500       199,875
                                                ------------
                                                  63,769,111
                                                ------------


                                 Managed Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    NUMBER OF       MARKET
                                      SHARES        VALUE
                                                   (U.S. $)

     COMMON STOCK (CONTINUED)
     TRANSPORTATION-0.69%
     Arkansas Best...............        6,700  $    241,200
  +  Bristow Group...............        8,500       306,765
  +  HUB Group Class A...........       18,900       520,695
     Norfolk Southern............       41,000     2,061,890
     Pacer International.........       17,400       517,998
                                                ------------
                                                   3,648,548
                                                ------------
     UTILITIES-1.88%
     Black Hills.................        9,300       343,542
     Dominion Resources..........       30,100     2,523,584
     Edison International........       50,200     2,283,096
     Otter Tail..................       12,700       395,732
     PPL.........................       65,000     2,329,600
     TXU.........................       37,700     2,043,717
                                                ------------
                                                   9,919,271
                                                ------------
     TOTAL COMMON STOCK
      (COST $237,751,079).......                 347,409,720
                                                ------------


                                    PRINCIPAL
                                      AMOUNT
                                     (U.S. $)

     AGENCY ASSET-BACKED SECURITIES-0.00%
  -  Fannie Mae Grantor Trust
      Series 2004-T4 A3 4.433%
      8/25/24...................   $    12,259        12,215
                                                ------------
     TOTAL AGENCY ASSET-BACKED
      SECURITIES (COST
      $12,256)..................                      12,215
                                                ------------
     AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-0.94%
     Fannie Mae Grantor Trust
      Series 2001-T8 A2
      9.50% 7/25/41.............       142,011       152,930
     Fannie Mae
      Series 2003-122 AJ
      4.50% 2/25/28.............       204,483       199,412
      Series 2005-110 MB
      5.50% 9/25/35.............       500,000       501,250
     Fannie Mae Whole Loan
      Series 2004-W9 2A
      16.50% 2/25/44............       310,999       318,221
     Freddie Mac
      Series 2662 MA
      4.50% 10/15/31............       388,571       380,572
      Series 2872 GC
      5.00% 11/15/29............       410,000       401,147
      Series 2890 PC
      5.00% 7/15/30.............       575,000       562,171
      Series 2915 KP
      5.00% 11/15/29............       340,000       332,713
      Series 3022 MB
      5.00% 12/15/28............       615,000       605,994
      Series 3063 PC
      5.00% 2/15/29.............       550,000       541,487
     Freddie Mac Structured Pass
      Through Securities
      Series T-58 2A
      6.50% 9/25/43.............       244,199       249,330
    -Series T-60 1A4C
      5.395% 3/25/44............       365,000       363,574
     Government National Mortgage
      Association
      Series 2002-61 BA
      4.648% 3/16/26............       340,931       336,954
                                                ------------
     TOTAL AGENCY COLLATERALIZED
      MORTGAGE OBLIGATIONS
      (COST $5,024,417).........                   4,945,755
                                                ------------
     AGENCY MORTGAGE-BACKED SECURITIES-5.96%
     Fannie Mae
      6.50% 8/1/17..............       195,007       198,491
     Fannie Mae Relocation 15 yr
      4.00% 9/1/20..............       811,731       762,375
     Fannie Mae Relocation 30 yr
      4.00% 3/1/35..............       427,525       392,296
      5.00% 1/1/34..............       213,647       208,031
      5.00% 10/1/35.............       219,551       213,572
      5.00% 2/1/36..............       757,483       736,607
      Fannie Mae S.F. 15 yr TBA
      5.50% 1/1/22..............       495,000       495,000
      6.00% 1/1/22..............     1,610,000     1,632,640
     Fannie Mae S.F. 30 yr
      5.50% 3/1/29..............       487,267       484,134
      5.50% 4/1/29..............       314,588       312,565
      7.50% 6/1/31..............        62,138        64,704
     Fannie Mae S.F. 30 yr TBA
      5.00% 1/1/37..............     5,585,000     5,393,015
      5.50% 1/1/37..............    13,520,000    13,363,681
      6.00% 1/25/37.............     3,510,000     3,534,131
      6.50% 1/1/37..............     1,475,000     1,503,116
      7.00% 1/1/37..............       390,000       400,359
  -  Freddie Mac ARM
      5.734% 4/1/34.............       184,540       187,097
     Freddie Mac Relocation 30 yr
      5.00% 9/1/33..............       511,606       499,394
     Freddie Mac S.F. 15 yr
      4.00% 2/1/14..............       206,509       199,664
     Freddie Mac S.F. 30 yr
      7.00% 11/1/33.............        10,986        11,300
     Freddie Mac S.F. 30 yr TBA
      6.00% 1/1/37..............       835,000       841,263

                                 Managed Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    PRINCIPAL       MARKET
                                      AMOUNT        VALUE
                                     (U.S. $)      (U.S. $)


     AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
     Governmental National
      Mortgage Association S.F.
      30 yr
      7.50% 1/15/32.............   $    30,893  $     32,245
                                                ------------
     TOTAL AGENCY MORTGAGE-BACKED
      SECURITIES (COST
      $31,667,817)..............                  31,465,680
                                                ------------
     AGENCY OBLIGATIONS-0.48%
  ++ Fannie Mae
      5.386% 10/9/19............     1,460,000       722,807
     Federal Home Loan Bank
      4.25% 9/14/07.............     1,740,000     1,728,371
      Freddie Mac
      4.75% 1/19/16.............       105,000       103,426
                                                ------------
     TOTAL AGENCY OBLIGATIONS
      (COST $2,565,046).........                   2,554,604
                                                ------------
#@=  COLLATERALIZED DEBT OBLIGATION-0.00%
     Alliance Capital Funding CBO
      Series 1 A3 144A
      5.84% 2/15/10.............        12,108        12,108
                                                ------------
     TOTAL COLLATERALIZED DEBT
      OBLIGATION (COST
      $12,381)..................                      12,108
                                                ------------
     COMMERCIAL MORTGAGE-BACKED SECURITIES-1.52%
     Banc of America Commercial
      Mortgage Securities
    -Series 2006-3 A4
      5.889% 7/10/44............       770,000       800,431
      Series 2006-4 A4
      5.634% 7/10/46............       305,000       311,344
  #  Bear Stearns Commercial
      Mortgage Securities
      Series 2004-ESA E 144A
      5.064% 5/14/16............       465,000       463,195
     Commercial Mortgage Pass
      Through Certificates
     #Series 2001-J1A A2 144A
      6.457% 2/14/34............       304,214       314,856
      Series 2006-C7 A2
      5.69% 6/10/46.............       290,000       294,981
  -  Credit Suisse Mortgage
      Capital Certificates
      Series 2006-C1 AAB
      5.556% 2/15/39............       160,000       162,044
  #  Crown Castle Towers 144A
      Series 2005-1A C
      5.074% 6/15/35............       225,000       222,082
      Series 2006-1A B
      5.362% 11/15/36...........       190,000       189,760
     GE Capital Commercial
      Mortgage Trust
      Series 2002-1A A3
      6.269% 12/10/35...........       120,000       125,374
     Goldman Sachs Mortgage
      Securities II
      Series 2006-GG8 A4
      5.56% 11/10/39............       425,000       431,668
   -#Series 2006-RR2 A1 144A
      5.694% 6/23/46............       340,000       343,521
   -#Series 2006-RR3 A1S 144A
      5.659% 7/18/56............       510,000       517,987
     JPMorgan Chase Commercial
      Mortgage Securities
      Series 2002-C1 A3
      5.376% 7/12/37............       310,000       311,882
      Series 2003-C1 A2
      4.985% 1/12/37............       580,000       571,298
    -Series 2006-LDP7 AJ
      5.875% 4/15/45............       110,000       114,435
   -#Series 2006-RR1A A1 144A
      5.455% 10/18/52...........       325,000       327,337
     Lehman Brothers-UBS
      Commercial Mortgage Trust
      Series 2002-C1 A4
      6.462% 3/15/31............       485,000       510,831
  #  Merrill Lynch Mortgage Trust
      144A
      Series 2002-MW1 J 144A
      5.695% 7/12/34............       275,000       270,151
      Series 2005-GGP1 E 144A
      4.33% 11/15/10............       100,000        99,055
      Series 2005-GGP1 F 144A
      4.35% 11/15/10............       100,000        99,022
  #  Morgan Stanley Capital I
      Series 1999-FNV1 G 144A
      6.12% 3/15/31.............       145,000       146,447
 -#  Morgan Stanley Dean Witter
      Capital I Series 2001-TOP1
      E 144A
      7.313% 2/15/33............       100,000       105,991
 -#  STRIPs III Series 2003-1A
      AFIX 144A
      3.308% 3/24/18............       513,396       495,808
  #  Tower 144A
      Series 2004-2A A
      4.232% 12/15/14...........       395,000       384,473
      Series 2006-1 B
      5.588% 2/15/36............       160,000       160,897
      Series 2006-1 C
      5.707% 2/15/36............       240,000       241,519
                                                ------------
     TOTAL COMMERCIAL MORTGAGE-
      BACKED SECURITIES (COST
      $8,012,133)...............                   8,016,389
                                                ------------
     CONVERTIBLE BONDS-0.04%
      Ford Motor
      4.25% 12/15/36............       210,000       225,488
                                                ------------
     TOTAL CONVERTIBLE BONDS
      (COST $214,581)...........                     225,488
                                                ------------


                                 Managed Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    PRINCIPAL       MARKET
                                      AMOUNT        VALUE
                                     (U.S. $)      (U.S. $)


     CORPORATE BONDS-11.54%
     BANKING-1.82%
 -#  C10 Capital 144A
      6.722% 12/31/49...........   $   210,000  $    209,362
     Citigroup 6.125% 8/25/36....      220,000       229,884
     First Union Institutional
      Capital II
      7.85% 1/1/27..............       415,000       431,800
 -#  Glitnir Banki 144A 6.693%
      6/15/16...................       315,000       325,507
     HSBC Holdings
      6.50% 5/2/36..............       345,000       372,403
     JPMorgan Chase Capital XX
      6.55% 9/29/36.............       300,000       310,812
     Marshall & Ilsley
      3.95% 8/14/09.............       690,000       667,981
 -#  Mizuho 144A
      9.87% 12/29/49............       375,000       397,531
  -  MUFG Capital Finance 1
      6.346% 7/29/49............       285,000       289,758
 -#  PNC Preferred Funding Trust
      I 144A 6.517% 12/31/49....       300,000       305,548
     Popular North America
      4.25% 4/1/08..............       440,000       433,636
     -5.77% 4/6/09...............      255,000       255,861
     Popular North America
      Capital Trust I
      5.76% 9/15/34.............       170,000       170,065
 -#  Rabobank Capital Funding II
      144A
      5.26% 12/29/49............       290,000       284,013
  -  RBS Capital Trust I
      4.709% 12/29/49...........       585,000       556,869
 -#  Resona Bank 144A
      5.85% 9/29/49.............       550,000       537,998
 -#  Resona Preferred Global
      Securities 144A
      7.191% 12/29/49...........       335,000       350,102
 -#  Shinsei Finance 144A
      6.418% 1/29/49............       215,000       215,127
 -#  SMFG Preferred Capital 1
      144A
      6.078% 12/29/49...........       230,000       227,348
     Sovereign Capital Trust VI
      7.908% 6/13/36............       360,000       405,614
 -#  Sumitomo Mitsui 144A
      5.625% 7/29/49............       700,000       685,446
     Suntrust Capital II
      7.90% 6/15/27.............       400,000       417,177
  -  UBS Preferred Funding Trust
      V
      6.243% 5/29/49............       400,000       414,927
 -#  Vneshtorgbank 144A
      5.97% 8/1/08..............       185,000       185,324
  #  Wachovia Capital Trust I
      144A
      7.64% 1/15/27.............       520,000       540,257
  -  Wachovia Capital Trust III
      5.80% 8/29/49.............       390,000       393,582
                                                ------------
                                                   9,613,932
                                                ------------
     BASIC INDUSTRY-0.26%
     Lubrizol
      4.625% 10/1/09............       190,000       186,497
     Newmont Gold
      8.91% 1/5/09..............        55,408        57,180
  #  Stora Enso Oyj 144A
      7.25% 4/15/36.............       245,000       257,599
     Vale Overseas
      6.25% 1/23/17.............       285,000       287,721
      6.875% 11/21/36...........       290,000       298,887
     Weyerhaeuser
      7.125% 7/15/23............       300,000       300,641
                                                ------------
                                                   1,388,525
                                                ------------
     BROKERAGE-0.46%
  -  Ameriprise Financial
      7.518% 6/1/66.............       960,000     1,056,046
     E Trade Financial
      8.00% 6/15/11.............       105,000       110,250
     Goldman Sachs Group
      6.345% 2/15/34............       300,000       304,660
     LaBranche & Co.
      9.50% 5/15/09.............       180,000       189,900
     Merrill Lynch
      6.05% 5/16/16.............       170,000       176,271
      6.22% 9/15/26.............       130,000       134,343
     Nuveen Investments
      5.00% 9/15/10.............       455,000       447,989
                                                ------------
                                                   2,419,459
                                                ------------
     CAPITAL GOODS-0.25%
     Caterpillar
      6.05% 8/15/36.............       200,000       206,585
     General Electric
      5.00% 2/1/13..............       465,000       460,434
     Honeywell International
      5.70% 3/15/36.............       210,000       209,535
  #  Siemens Finance 144A
      6.125% 8/17/26............       255,000       261,297
     United Technologies
      6.05% 6/1/36..............       155,000       163,850
                                                ------------
                                                   1,301,701
                                                ------------
     COMMUNICATIONS-1.24%
     AT&T
      7.30% 11/15/11............       380,000       411,839
      8.00% 11/15/31............       210,000       261,331
     BellSouth
      4.20% 9/15/09.............       200,000       194,549
     British Telecommunications
      9.125% 12/15/30...........       235,000       322,380
     Citizens Communications
      9.25% 5/15/11.............       305,000       338,931

                                 Managed Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    PRINCIPAL       MARKET
                                      AMOUNT        VALUE
                                     (U.S. $)      (U.S. $)


     CORPORATE BONDS (CONTINUED)
     Comcast
     -5.674% 7/14/09.............  $   200,000  $    200,586
      6.45% 3/15/37.............       165,000       165,637
      6.50% 11/15/35............       200,000       202,069
     Cox Communications
      4.625% 1/15/10............       250,000       244,878
     Embarq
      6.738% 6/1/13.............       260,000       266,456
     GTE California
      7.65% 3/15/07.............       600,000       602,157
     News America Holdings
      7.75% 12/1/45.............       230,000       263,670
     Nextel Communications
      6.875% 10/31/13...........       445,000       450,053
     Sprint Capital
      6.875% 11/15/28...........        75,000        75,287
      7.625% 1/30/11............       385,000       412,580
      8.75% 3/15/32.............        90,000       108,632
     Telecom Italia Capital
      7.20% 7/18/36.............       530,000       555,435
     Telefonica Emisones
      5.984% 6/20/11............       180,000       183,405
      6.421% 6/20/16............       150,000       155,016
      7.045% 6/20/36............       110,000       117,213
     Time Warner
      5.50% 11/15/11............       225,000       224,661
     Time Warner Entertainment
      8.375% 3/15/23............       125,000       146,990
     Triton Communications
      8.50% 6/1/13..............       200,000       192,500
     Viacom
      5.75% 4/30/11.............       270,000       270,393
  #  Windstream 144A
      8.125% 8/1/13.............        55,000        59,813
      8.625% 8/1/16.............        80,000        88,000
                                                ------------
                                                   6,514,461
                                                ------------
     CONSUMER CYCLICAL-1.36%
     Centex
      4.875% 8/15/08............       610,000       603,674
     Corrections Corporation of
      America
      7.50% 5/1/11..............       115,000       119,025
  -  DaimlerChrysler Holdings
      5.82% 8/3/09..............       485,000       486,132
     Ford Motor
      7.45% 7/16/31.............       190,000       150,100
     Ford Motor Credit
      9.875% 8/10/11............       375,000       401,442
     Fortune Brands
      5.125% 1/15/11............       290,000       284,829
     General Motors
      8.375% 7/15/33............       340,000       316,200
     General Motors Acceptance
      Corporation
      6.875% 9/15/11............     1,115,000     1,144,791
      8.00% 11/1/31.............       280,000       322,392
     Home Depot
      5.40% 3/1/16..............       120,000       117,575
      5.875% 12/16/36...........       620,000       610,537
     Lodgenet Entertainment
      9.50% 6/15/13.............       210,000       227,325
     Mandalay Resort Group
      9.50% 8/1/08..............       105,000       110,775
     May Department Stores
      3.95% 7/15/07.............       505,000       500,154
     MGM MIRAGE
      9.75% 6/1/07..............       240,000       244,200
     Neiman Marcus
      10.375% 10/15/15..........       215,000       240,263
     Penney (J.C.)
      7.625% 3/1/97.............       765,000       783,355
      8.00% 3/1/10..............       195,000       207,766
     Visteon
      8.25% 8/1/10..............       310,000       303,800
                                                ------------
                                                   7,174,335
                                                ------------
     CONSUMER NON-CYCLICAL-0.53%
     AmerisourceBergen
      5.875% 9/15/15............       480,000       471,733
     Baxter International
      5.196% 2/16/08............       280,000       279,370
     Boston Scientific
      6.40% 6/15/16.............       285,000       288,915
     Kraft Foods
      6.50% 11/1/31.............        20,000        21,620
     Kroger
      6.375% 3/1/08.............       330,000       332,502
     Medco Health Solutions
      7.25% 8/15/13.............       145,000       155,845
     Medtronic
      4.75% 9/15/15.............       195,000       185,047
     Merck & Co.
      5.75% 11/15/36............       425,000       421,922
     US Oncology
      9.00% 8/15/12.............       185,000       196,100
     UST
      6.625% 7/15/12............        95,000       100,247
     Wyeth
      5.50% 2/1/14..............       340,000       342,241
                                                ------------
                                                   2,795,542
                                                ------------
     ELECTRIC-1.79%
  -  Alabama Power
      4.75% 10/1/42.............       560,000       557,157
     Ameren
      4.263% 5/15/07............       330,000       328,312

                                 Managed Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    PRINCIPAL       MARKET
                                      AMOUNT        VALUE
                                     (U.S. $)      (U.S. $)


     ELECTRIC (CONTINUED)
  -  AVA Capital Trust III
      6.50% 4/1/34..............   $   140,000  $    139,991
     Avista
      7.75% 1/1/07..............       380,000       380,000
      9.75% 6/1/08..............       295,000       310,750
  #  Caithness Coso Funding 144A
      5.489% 6/15/19............       267,905       263,437
     CC Fund Trust I
      6.90% 2/16/07.............       295,000       295,366
     Commonwealth Edison
      5.95% 8/15/16.............       535,000       541,872
     Consumers Energy
      6.00% 2/15/14.............       450,000       460,858
     Dominion Resources
      5.687% 5/15/08............       385,000       385,683
     Duke Capital
      5.668% 8/15/14............       415,000       414,510
     FPL Group Capital
      5.625% 9/1/11.............       285,000       288,415
    -6.35% 10/1/66...............      395,000       401,168
  -  Nisource Finance
      5.94% 11/23/09............       260,000       260,283
     Oncor Electric Delivery
      7.00% 9/1/22..............       305,000       328,871
     Pepco Holdings
      5.50% 8/15/07.............       405,000       404,736
    -5.994% 6/1/10..............       360,000       360,813
  #  Power Contract Financing
      144A
      6.256% 2/1/10.............       511,313       514,260
  -  Progress Energy
      5.81% 1/15/10.............       410,000       411,787
     PSEG Funding Trust
      5.381% 11/16/07...........       585,000       583,896
     Puget Sound
      5.483% 6/1/35.............       215,000       196,646
     Southern Capital Funding
      5.30% 2/1/07..............       225,000       224,913
     Southwestern Public Service
      6.00% 10/1/36.............       365,000       362,455
  #  TAGA 144A
      5.875% 10/27/16...........       290,000       292,596
      6.50% 10/27/36............       530,000       548,485
     TECO Energy
      7.20% 5/1/11..............        35,000        37,275
     Xcel Energy
      6.50% 7/1/36..............       125,000       132,514
                                                ------------
                                                   9,427,049
                                                ------------
     ENERGY-0.19%
     Anadarko Petroleum
      5.95% 9/15/16.............       180,000       180,706
     Kerr-McGee
      7.125% 10/15/27...........       180,000       193,453
     Nexen
      5.875% 3/10/35............        85,000        79,830
  #  Ras Laffan Liquefied Natural
      Gas III
      144A 5.832% 9/30/16.......       315,000       316,508
  #  TNK-BP Finance 144A
      7.50% 7/18/16.............       210,000       223,913
                                                ------------
                                                     994,410
                                                ------------
     FINANCIALS-0.66%
  -  American Express
      6.80% 9/1/66..............       220,000       235,012
     American General Finance
      4.875% 7/15/12............       310,000       302,807
     International Lease Finance
      4.625% 6/2/08.............        25,000        24,716
     Residential Capital
    -5.85% 6/9/08...............       315,000       314,466
      6.00% 2/22/11.............       245,000       244,757
      6.125% 11/21/08...........       325,000       326,753
      6.375% 6/30/10............       261,000       264,242
      6.50% 4/17/13.............       585,000       593,619
    -6.675% 11/21/08............       175,000       177,278
      6.875% 6/30/15............       500,000       519,174
   -#144A 7.204% 4/17/09........       475,000       477,624
                                                ------------
                                                   3,480,448
                                                ------------
     INSURANCE-1.64%
  #  Farmers Insurance Exchange
      144A
      6.00% 8/1/14..............       375,000       371,302
      8.625% 5/1/24.............     1,125,000     1,352,657
 -#  Financial Security Assurance
      Holdings 144A 6.40%
      12/15/66..................       165,000       166,313
 -#  Great West Life & Annuity
      Insurance144A
      7.153% 5/16/46............       215,000       228,223
  #  Liberty Mutual 144A
      6.70% 8/15/16.............       210,000       221,939
     Marsh & McLennan
      5.15% 9/15/10.............       435,000       427,725
    -5.513% 7/13/07.............       470,000       470,087
     MetLife
      5.00% 6/15/15.............       150,000       145,729
     -6.40% 12/15/36.............      345,000       347,744
     Montpelier Re Holdings
      6.125% 8/15/13............       510,000       497,525
  #  Mutual of Omaha Insurance
      144A
      6.80% 6/15/36.............       190,000       205,468
  #  Nationwide Mutual Insurance
      144A
      7.875% 4/1/33.............       345,000       410,483

                                 Managed Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    PRINCIPAL       MARKET
                                      AMOUNT        VALUE
                                     (U.S. $)      (U.S. $)


     INSURANCE (CONTINUED)
 -#  North Front Pass Through
      Trust 144A
      5.81% 12/15/24............   $   700,000  $    690,232
     PMI Group
      5.568% 11/15/08...........       385,000       384,798
     Safeco Capital Trust I
      8.072% 7/15/37............       570,000       596,648
     St. Paul Travelers
      5.01% 8/16/07.............       200,000       199,265
 -#  Twin Reefs Pass Through
      Trust 144A
      6.35% 12/31/49............       700,000       701,331
     WellPoint
      4.25% 12/15/09............       210,000       204,267
      5.85% 1/15/36.............       220,000       214,451
     Willis Group
      5.125% 7/15/10............       180,000       175,626
      5.625% 7/15/15............       145,000       139,028
 -#  ZFS Finance USA Trust I 144A
      6.45% 12/15/65............       500,000       510,853
                                                ------------
                                                   8,661,694
                                                ------------
     NATURAL GAS-0.62%
     Atmos Energy
      4.00% 10/15/09............       415,000       399,488
     Boardwalk Pipelines
      5.875% 11/15/16...........       330,000       327,304
     Enterprise Products
      Operating
      4.00% 10/15/07............       270,000       266,747
      4.625% 10/15/09...........       360,000       352,697
     Oneok
      5.51% 2/16/08.............       305,000       304,865
     Sempra Energy
      4.621% 5/17/07............       145,000       144,460
    -5.845% 5/21/08.............       380,000       380,166
     Southern Union
      6.15% 8/16/08.............       600,000       602,696
     Valero Logistics Operations
      6.05% 3/15/13.............       510,000       514,417
                                                ------------
                                                   3,292,840
                                                ------------
     REAL ESTATE-0.13%
     Developers Diversified
      Realty
      4.625% 8/1/10.............       385,000       375,128
      5.375% 10/15/12...........        60,000        59,497
     HRPT Properties Trust
      5.75% 2/15/14.............       245,000       245,515
                                                ------------
                                                     680,140
                                                ------------
     TECHNOLOGY-0.20%
  #  Freescale Semiconductor 144A
      9.125% 12/15/14...........        65,000        64,919
      10.125% 12/15/16..........        85,000        85,531
     Motorola
      4.608% 11/16/07...........       655,000       650,752
     Sungard Data Systems
      10.25% 8/15/15............       250,000       268,125
                                                ------------
                                                   1,069,327
                                                ------------
     TRANSPORTATION-0.39%
     American Airlines
      3.857% 7/9/10.............       448,393       435,165
      6.817% 5/23/11............       380,000       386,057
     Continental Airlines
      6.503% 6/15/11............       550,000       566,500
  #  Erac USA Finance 144A
      7.35% 6/15/08.............       650,000       666,497
                                                ------------
                                                   2,054,219
                                                ------------
     TOTAL CORPORATE BONDS
      (COST $59,657,541)........                  60,868,082
                                                ------------
     FOREIGN AGENCIES-0.15%
     Pemex Project Funding Master
      Trust
      6.125% 8/15/08............       415,000       419,358
      6.625% 6/15/35............       360,000       368,730
                                                ------------
     TOTAL FOREIGN AGENCIES
      (COST $794,093)...........                     788,088
                                                ------------
     MUNICIPAL BONDS-0.60%
     California State
      5.00% 2/1/33..............       265,000       276,077
     California State University
      Systemwide Revenue Series
      A
      5.00% 11/1/30 (AMBAC).....       305,000       324,096
     Illinois State Taxable
      Pension
      5.10% 6/1/33..............       420,000       402,868
     Massachusetts Health &
      Education Facilities
      Authority Revenue
      Series A
      5.00% 7/15/36.............       495,000       527,383
     New Jersey Economic
      Development Authority
      Revenue Cigarette Tax
      5.75% 6/15/29.............       320,000       346,541
     New York State Urban
      Development Series A-1
      5.25% 3/15/34 (FGIC)......       310,000       333,284
     Oregon State Taxable Pension
      5.892% 6/1/27.............       485,000       508,741
     West Virginia Economic
      Development Authority
      5.37% 7/1/20 (MBIA).......       145,000       144,600
     Wisconsin State General
      Taxable Revenue Series A
      5.70% 5/1/26 (FSA)........       305,000       316,245
                                                ------------
     TOTAL MUNICIPAL BONDS
      (COST $3,078,267).........                   3,179,835
                                                ------------


                                 Managed Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    PRINCIPAL       MARKET
                                      AMOUNT        VALUE
                                     (U.S. $)      (U.S. $)


     NON-AGENCY ASSET-BACKED SECURITIES-1.53%
  #  Cendant Timeshare
      Receivables Funding Series
      2004-1A A1 144A
      3.67% 5/20/16.............   $  $122,703  $   $119,563
     Countrywide Asset-Backed
      Certificates
     #Series 2004-BC1N Note 144A
      5.50% 4/25/35.............        20,478        20,490
    -Series 2006-15 A3
      5.689% 10/25/46...........       485,000       486,173
      Series 2006-S2 A2
      5.627% 7/25/27............       440,000       439,674
      Series 2006-S3 A2
      6.085% 6/25/21............       540,000       544,844
    -Series 2006-S6 A2
      5.519% 3/25/34............       475,000       473,586
    -Series 2006-S7 A3
      5.712% 11/25/35...........       910,000       907,827
    -Series 2006-S9 A3
      5.728% 8/25/36............       570,000       566,509
  #  Credit-Based Asset Service
      and Securitization
      Series 2006-SL1 A2 144A
      5.556% 9/25/36............       430,000       429,581
  #  Dunkin Securitization Series
      2006-1 A2 144A 5.779%
      6/20/31...................       490,000       496,581
  -  GMAC Mortgage Loan Trust
      Series 2006-HE3 A2
      5.75% 10/25/36............       175,000       174,950
     GSAMP Trust Series 2006-S3
      A1
      6.085% 5/25/36............       157,684       157,344
 -#  MASTR Specialized Loan Trust
      Series 2005-2 A2 144A
      5.006% 7/25/35............       230,040       225,726
  -  Merrill Lynch Mortgage
      Investors Series 2005-NCB
      A1A
      5.451% 7/25/36............        66,601        66,324
     Mid-State Trust
      Series 11 A1
      4.864% 7/15/38............       148,397       142,741
      Series 2004-1 A
      6.005% 8/15/37............        95,584        97,066
     #Series 2006-1 A 144A
      5.787% 10/15/40...........       213,373       213,439
     Renaissance Home Equity Loan
      Trust
      Series 2004-4 AF2
      3.856% 2/25/35............           309           308
      Series 2005-4 A2
      5.399% 2/25/36............       245,000       243,829
      Series 2005-4 A3
      5.565% 2/25/36............       150,000       149,669
      Series 2006-2 AF3
      5.797% 8/25/36............       175,000       175,876
     Residential Funding Mortgage
      Securities II Series 2006-
      HI2 A3
      5.79% 2/25/36.............       595,000       597,405
  #  Sail Net Interest Margin
      Series 2003-10A A 144A
      7.50% 10/27/33............        11,041         1,011
  #  Sharp Net Interest Margin
      Trust Series 2004-2N Note
      144A
      7.00% 1/25/34.............        23,628        16,539
  #  Sierra Receivables Funding
      Company 144A
      Series 2003-1A A
      3.09% 1/15/14.............        68,959        68,236
      Series 2003-2A A1
      3.03% 12/15/15............       101,719        99,551
     Structured Asset Securities
      Series 2001-SB1 A2
      3.375% 8/25/31............       279,583       251,186
      Series 2005-2XS 1A2A
      4.51% 2/25/35.............       935,000       917,508
                                                ------------
     TOTAL NON-AGENCY ASSET-
      BACKED SECURITIES (COST
      $8,125,985)...............                   8,083,536
                                                ------------
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-5.67%
     Bank of America Alternative
      Loan Trust
      Series 2003-10 2A1
      6.00% 12/25/33............       422,803       423,728
      Series 2004-2 1A1
      6.00% 3/25/34.............       398,778       399,650
      Series 2004-10 1CB1
      6.00% 11/25/34............        34,201        34,347
      Series 2004-11 1CB1
      6.00% 12/25/34............       588,847       591,386
      Series 2005-9 5A1
      5.50% 10/25/20............       241,769       240,409
  -  Bank of America Funding
      Securities Series 2006-F
      1A2
      5.172% 7/20/36............       482,265       478,715
     Bank of America Mortgage
      Securities
    -Series 2003-D 1A2
      6.114% 5/25/33............         8,850         8,919
    -Series 2004-L 4A1
      5.164% 1/25/35............       445,517       438,052
      Series 2005-9 2A1
      4.75% 10/25/20............       583,349       570,821
  -  Bear Stearns Alternative A
      Trust Series 2006-3 33A1
      6.184% 5/25/36............       386,163       390,615
      Series 2006-3 34A1
      6.186% 5/25/36............       681,451       689,293
      Series 2006-4 23A5
      6.239% 8/25/36............       488,507       495,208

                                 Managed Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    PRINCIPAL       MARKET
                                      AMOUNT        VALUE
                                     (U.S. $)      (U.S. $)


     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
      (CONTINUED)
     Bear Stearns Asset Backed
      Securities Series 2005-AC8
      A5
      5.50% 11/25/35............   $   595,242  $    593,822
     Countrywide Alternative Loan
      Trust
      Series 2004-28CB 6A1
      6.00% 1/25/35.............       216,558       216,897
    -Series 2004-J7 1A2
      4.673% 8/25/34............       166,772       165,438
      Series 2004-J8 1A1
      7.00% 9/25/34.............       224,462       228,882
      Series 2005-57CB 4A3
      5.50% 12/25/35............       416,424       415,157
    -Series 2005-63 3A1
      5.895% 11/25/35...........       597,635       597,785
      Series 2005-85CB 2A2
      5.50% 2/25/36.............       676,485       676,192
      Series 2006-2CB A3
      5.50% 3/25/36.............       616,667       617,734
      Series 2006-33CB M
      6.00% 11/25/36............       149,791       148,093
     Countrywide Home Loan
      Mortgage Pass Through
      Trust
      Series 2005-23 A1
      5.50% 11/25/35............       910,935       891,863
      Series 2006-1 A2
      6.00% 3/25/36.............       439,262       439,311
    -Series 2006-HYB3 3A1A
      6.11% 5/20/36.............       555,290       560,804
     Credit Suisse First Boston
      Mortgage Securities Series
      2004-1 3A1
      7.00% 2/25/34.............        77,483        78,935
     First Horizon Asset
      Securities
      Series 2003-5 1A17
      8.00% 7/25/33.............       137,424       145,317
    -Series 2004-AR5 4A1
      5.682% 10/25/34...........       267,623       266,196
  -  General Motors Acceptance
      Corporation Mortgage Loan
      Trust
      Series 2005-AR2 4A
      5.191% 5/25/35............       461,173       452,423
  #  GSMPS Mortgage Loan Trust
      144A
      Series 1998-3 A
      7.75% 9/19/27.............       111,649       117,055
      Series 1999-3 A
      8.00% 8/19/29.............       190,589       200,947
      Series 2005-RP1 1A3
      8.00% 1/25/35.............       376,927       398,920
      Series 2005-RP1 1A4
      8.50% 1/25/35.............       338,682       361,644
      Series 2006-RR1 1A3
      8.00% 1/25/36.............       181,616       192,016
  -  JPMorgan Mortgage Trust
      Series 2005-A4 1A1
      5.406% 7/25/35............       300,173       296,329
      Series 2005-A6 1A2
      5.152% 9/25/35............       660,000       661,169
      Series 2006-A2 3A3
      5.684% 4/25/36............       455,000       456,534
     Lehman Mortgage Trust Series
      2005-2 2A3
      5.50% 12/25/35............       440,185       439,869
  -  MASTR Adjustable Rate
      Mortgages Trust
      Series 2003-6 1A2
      5.874% 12/25/33...........       216,092       218,766
      Series 2005-6 7A1
      5.375% 6/25/35............       191,123       188,444
     MASTR Alternative Loans
      Trust
      Series 2003-6 3A1
      8.00% 9/25/33.............        68,557        70,211
      Series 2003-9 1A1
      5.50% 12/25/18............       394,902       392,927
  #  MASTR Reperforming Loan
      Trust Series 2005-1 1A5
      144A
      8.00% 8/25/34.............       365,394       385,760
     Nomura Asset Acceptance
      Series 2005-WF1 2A2
      4.786% 3/25/35............       670,000       659,626
     Residential Accredit Loans
      Series 2005-QS9 A6
      5.50% 6/25/35.............       150,000       145,313
     Residential Asset Mortgage
      Products Series 2004-SL4
      A3
      6.50% 7/25/32.............       246,759       250,826
  -  Residential Funding Mortgage
      Securities I
      Series 2006-SA3 3A1
      6.06% 9/25/36.............       525,263       529,016
      Series 2006-SA4 2A1
      6.149% 11/25/36...........       266,132       269,542
  -  Structured Adjustable Rate
      Mortgage Loan Trust
      Series 2004-18 5A
      5.50% 12/25/34............       289,575       286,499
      Series 2005-22 4A2
      5.379% 12/25/35...........        55,874        55,158
      Series 2006-5 5A4
      5.575% 6/25/36............       114,998       113,561
  -  Structured Asset Securities
      Series 2002-22H 1A
      6.96% 11/25/32............        65,260        66,381
      Series 2005-6 B2
      5.344% 5/25/35............        97,859        92,783

                                 Managed Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    PRINCIPAL       MARKET
                                      AMOUNT        VALUE
                                     (U.S. $)      (U.S. $)


     Washington Mutual
      Alternative Mortgage Pass
      Through Certificates
      Series 2005-6 3CB
      5.50% 8/25/35.............   $   539,914  $    528,947
      Series 2005-9 3CB
      5.50% 10/25/20............       564,159       561,755
      Series 2006-2 2CB
      6.50% 3/25/36.............       372,703       377,478
      Series 2006-5 2CB3
      6.00% 7/25/36.............       513,448       518,830
      Series 2006-5 LB1
      6.00% 7/25/36.............       253,798       251,818
    -Series 2006-AR5 3A
      5.767% 7/25/46............       396,506       397,512
     Washington Mutual
      Series 2003-S10 A2
      5.00% 10/25/18............       823,881       810,686
      Series 2004-CB3 4A
      6.00% 10/25/19............       279,897       282,617
    -Series 2006-AR8 1A5
      5.92% 8/25/46.............       116,091       116,931
    -Series 2006-AR8 2A3
      6.157% 8/25/36............        75,625        76,390
    -Series 2006-AR10 1A1
      5.967% 9/25/36............       553,362       558,124
    -Series 2006-AR14 1A4
      5.666% 11/25/36...........       544,899       545,816
     Wells Fargo Mortgage Backed
      Securities Trust
    -Series 2004-T A1
      4.382% 9/25/34............       244,548       244,735
      Series 2005-14 2A1
      5.50% 12/25/35............       793,043       776,438
      Series 2005-17 1A1
      5.50% 1/25/36.............     1,281,576     1,254,744
      Series 2006-7 2A1
      6.00% 6/25/36.............       998,053       993,686
    -Series 2006-AR4 1A1
      5.865% 4/25/36............       552,662       552,136
    -Series 2006-AR4 2A1
      5.787% 4/25/36............     1,156,055     1,150,298
    -Series 2006-AR10 5A1
      5.605% 7/25/36............       520,737       521,241
    -Series 2006-AR11 A7
      5.537% 8/25/36............       581,492       578,861
    -Series 2006-AR12 1A2
      6.045% 9/25/36............       310,101       311,957
    -Series 2006-AR19 A1
      5.686% 12/25/36...........       400,722       398,654
                                                ------------
     TOTAL NON-AGENCY
      COLLATERALIZED MORTGAGE
      OBLIGATIONS
      (COST $29,926,409)........                  29,914,942
                                                ------------
     U.S. TREASURY OBLIGATIONS-2.02%
     U.S. Treasury Bonds
      4.50% 2/15/36.............       490,000       466,113
     U.S. Treasury Inflation
      Index Notes
      2.00% 1/15/26.............       538,968       507,051
      2.375% 4/15/11............       742,315       739,590
      2.50% 7/15/16.............     3,028,243     3,052,139
      3.00% 7/15/12.............     1,504,230     1,548,477
     U.S. Treasury Notes
      4.50% 11/30/11............     1,935,000     1,918,373
      4.625% 11/30/08...........     1,505,000     1,500,003
      4.625% 10/31/11...........       145,000       144,519
      4.625% 11/15/16...........       605,000       601,219
      4.875% 10/31/08...........       155,000       155,122
                                                ------------
     TOTAL U.S. TREASURY
      OBLIGATIONS
      (COST $10,727,804)........                  10,632,606
                                                ------------


                                    NUMBER OF
                                      SHARES

     WARRANT-0.00%
 +#  Solutia144A, exercise price
      $7.59, expiration date
      7/15/09...................         1,465             0
                                                ------------
     TOTAL WARRANT (COST
      $124,625).................                           0
                                                ------------


                                    PRINCIPAL
                                      AMOUNT
                                     (U.S. $)

 =/  COMMERCIAL PAPER-7.54%
     Abbott Laboratories
      5.275% 1/16/07............     4,800,000     4,789,500
     Anheuser Busch
      5.243% 1/2/07.............     2,645,000     2,644,615
     BASF
      5.31% 1/2/07..............     1,500,000     1,499,782
     Bear Stearns
      5.312% 2/28/07............     2,000,000     1,983,305
     Cargill
      5.326% 1/4/07.............     3,000,000     2,998,670
     Goldman Sachs
      5.324% 2/1/07.............     2,500,000     2,488,612

                                 Managed Fund-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                    PRINCIPAL       MARKET
                                      AMOUNT        VALUE
                                     (U.S. $)      (U.S. $)

     COMMERCIAL PAPER (CONTINUED)
     HSBC
      5.299% 2/6/07.............   $ 1,000,000  $    994,795
     ING Funding
      5.308% 1/16/07............     5,000,000     4,989,094
     Sheffield Receivables
      5.30% 1/22/07.............     2,500,000     2,492,322
     Sigma Finance
      5.325% 2/13/07............     5,000,000     4,968,765
     Three Pillars
      5.305% 1/8/07.............     5,000,000     4,994,866
     Westpac Bank
      5.324% 5/2/07.............     5,000,000     4,913,000
                                                ------------
      TOTAL COMMERCIAL PAPER
      (COST $39,757,326)........                  39,757,326
                                                ------------
     INTEREST BEARING CERTIFICATE
      OF DEPOSIT-0.57%
     Deutsche Bank New York
      5.40% 12/12/07............     3,000,000     3,000,456
                                                ------------
     TOTAL INTEREST BEARING
      CERTIFICATE OF DEPOSIT
      (COST $3,000,000).........                   3,000,456
                                                ------------








TOTAL MARKET VALUE OF SECURITIES-104.42% (COST $440,451,760)..................    550,866,830
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(4.42%).......................    (23,328,774)
                                                                                 ------------
NET ASSETS APPLICABLE TO 31,109,553 SHARES OUTSTANDING-100.00%................   $527,538,056
                                                                                 ============
NET ASSET VALUE-MANAGED FUND STANDARD CLASS ($525,478,957 / 30,988,043
  SHARES).....................................................................        $16.957
                                                                                      =======
NET ASSET VALUE-MANAGED FUND SERVICE CLASS ($2,059,099 / 121,510 SHARES)......        $16.946
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $408,122,498
Undistributed net investment income...........................................      1,453,065
Accumulated net realized gain on investments..................................      7,641,656
Net unrealized appreciation of investments....................................    110,320,837
                                                                                 ------------
Total net assets..............................................................   $527,538,056
                                                                                 ============




----------



   +  Non-income producing security for the year ended December 31, 2006.
   -  Variable rate security. The rate shown is the rate as of December 31, 2006.
   #  Security exempt from registration under Rule 144A of the Securities Act of 1933. At
      December 31, 2006, the aggregate amount of Rule 144A securities equaled $20,984,111, which represented 3.98% of the Fund's net assets. See Note 8 in "Notes to Financial
      Statements."
  =/  The interest rate shown is the effective yield as of the time of purchase.
   @  Illiquid security. At December 31, 2006, the aggregate amount of illiquid securities equaled $12,108, which represented 0.00% of the Fund's net assets. See Note 8 in
      "Notes to Financial Statements."
   =  Security is being fair valued in accordance with the Fund's fair valuation policy.
      At December 31, 2006, the aggregate amount of fair valued securities equaled
      $12,108, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes to
      Financial Statements."
  ##  Zero coupon security. The interest rate shown is the yield at the time of purchase.
      Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
      Includes $1,026,200 cash pledged as collateral for financial futures contracts.



                                 Managed Fund-16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

SUMMARY OF ABBREVIATIONS:

AMBAC-Insured by the AMBAC Assurance Corporation
ARM-Adjustable Rate Mortgage
CBO-Collateralized Bond Obligation
FGIC-Insured by the Financial Guaranty Insurance Company
FSA-Insured by Financial Security Assurance
GMAC-General Motors Acceptance Corporation
GSMPS-Goldman Sachs Reperforming Mortgage Securities
MBIA-Insured by the Municipal Bond Insurance Association
S.F.-Single Family
TBA-To Be Announced
yr-Year

The following futures contracts were outstanding at December 31, 2006:

FUTURES CONTRACTS(1)


                                                                                                   UNREALIZED
                                       NOTIONAL            NOTIONAL                               APPRECIATION
CONTRACTS TO BUY (SELL)            COST (PROCEEDS)          VALUE          EXPIRATION DATE       (DEPRECIATION)
-----------------------            ---------------       -----------       ---------------       --------------


34 U.S. Treasury 5 yr Notes          $ 3,601,994         $ 3,572,125           3/31/07              $ (29,869)
89 U.S. Treasury 10 yr Notes           9,667,647           9,564,712           3/31/07               (102,935)
(20) U.S. Treasury long Bond          (2,267,321)         (2,228,750)          3/31/07                 38,571
                                                                                                    ---------
                                                                                                    $ (94,233)
                                                                                                    =========



The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

                             See accompanying notes



                                 Managed Fund-17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006






INVESTMENT INCOME:
Interest.............................   $ 9,131,714
Dividends............................     5,479,439
Foreign tax withheld.................        (4,492)
                                        -----------
                                         14,606,661
                                        -----------
EXPENSES:
Management fees......................     2,151,642
Accounting and administration
 expenses...........................        266,178
Reports and statements to
 shareholders.......................        113,314
Professional fees....................        43,504
Custodian fees.......................        42,761
Trustees' fees.......................         8,000
Distribution expenses-Service Class..         3,676
Other................................        26,108
                                        -----------
                                          2,655,183
Less expense paid indirectly.........       (13,200)
                                        -----------
Total operating expenses.............     2,641,983
                                        -----------
NET INVESTMENT INCOME................    11,964,678
                                        -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
 Investments........................     34,064,206
 Futures contracts..................       (533,460)
                                        -----------
Net realized gain....................    33,530,746
Net change in unrealized
 appreciation/depreciation of
 investments........................      7,475,024
                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS........................     41,005,770
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $52,970,448
                                        ===========




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                         YEAR ENDED
                                  12/31/06       12/31/05
                                ------------   ------------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income........   $ 11,964,678   $ 10,994,604
Net realized gain on
 investments................      33,530,746     21,834,580
Net change in unrealized
 appreciation/ depreciation
 of investments.............       7,475,024     (8,427,009)
                                ------------   ------------
Net increase in net assets
 resulting from operations..      52,970,448     24,402,175
                                ------------   ------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............     (12,462,007)   (12,944,303)
 Service Class..............         (38,825)       (17,715)
                                ------------   ------------
                                 (12,500,832)   (12,962,018)
                                ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............      13,391,421      7,360,572
 Service Class..............         988,033        916,617
Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class.............      12,462,007     12,944,303
 Service Class..............          38,825         17,715
                                ------------   ------------
                                  26,880,286     21,239,207
                                ------------   ------------
Cost of shares repurchased:
 Standard Class.............     (86,497,540)   (67,290,022)
 Service Class..............        (102,569)      (130,870)
                                ------------   ------------
                                 (86,600,109)   (67,420,892)
                                ------------   ------------
Decrease in net assets
 derived from capital share
 transactions...............     (59,719,823)   (46,181,685)
                                ------------   ------------
NET DECREASE IN NET ASSETS...    (19,250,207)   (34,741,528)
NET ASSETS:
Beginning of year............    546,788,263    581,529,791
                                ------------   ------------
End of year (including
 undistributed net
 investment income of
 $1,453,065 and $1,472,704,
 respectively)..............    $527,538,056   $546,788,263
                                ============   ============




                             See accompanying notes


                                 Managed Fund-18

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                         MANAGED FUND STANDARD CLASS
                                                                                  YEAR ENDED
                                               12/31/06         12/31/05         12/31/04         12/31/03(1)         12/31/02
                                               -------------------------------------------------------------------------------


Net asset value, beginning of period........   $ 15.708         $ 15.391         $ 14.299           $ 11.881          $ 13.825

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)....................      0.366            0.305            0.306              0.245             0.347
Net realized and unrealized gain (loss) on
 investments...............................       1.285            0.384            1.108              2.458            (1.878)
                                               --------         --------         --------           --------          --------
Total from investment operations............      1.651            0.689            1.414              2.703            (1.531)
                                               --------         --------         --------           --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.402)          (0.372)          (0.322)            (0.285)           (0.413)
                                               --------         --------         --------           --------          --------
Total dividends and distributions...........     (0.402)          (0.372)          (0.322)            (0.285)           (0.413)
                                               --------         --------         --------           --------          --------

Net asset value, end of period..............   $ 16.957         $ 15.708         $ 15.391           $ 14.299          $ 11.881
                                               ========         ========         ========           ========          ========

Total return(3).............................     10.57%            4.49%           10.00%             22.90%           (11.08%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $525,479         $545,772         $581,333           $587,274          $524,827
Ratio of expenses to average net assets.....      0.50%            0.51%            0.49%              0.50%             0.47%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly................................       0.50%            0.51%            0.49%              0.50%             0.49%
Ratio of net investment income to average
 net assets................................       2.25%            1.96%            2.10%              1.90%             2.69%
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly...................       2.25%            1.96%            2.10%              1.90%             2.67%
Portfolio turnover..........................       143%              92%             145%               237%              318%



----------
(1)Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                                 Managed Fund-19

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                 MANAGED FUND SERVICE CLASS
                                                                          5/19/04(1)
                                                YEAR ENDED                    TO
                                        12/31/06         12/31/05          12/31/04
                                        --------------------------------------------


Net asset value, beginning of
 period.............................     $15.699          $15.386           $14.091

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).............      0.326            0.265             0.171
Net realized and unrealized gain on
 investments........................       1.283            0.383             1.391
                                         -------          -------           -------
Total from investment operations.....      1.609            0.648             1.562
                                         -------          -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income................     (0.362)          (0.335)           (0.267)
                                         -------          -------           -------
Total dividends and distributions....     (0.362)          (0.335)           (0.267)
                                         -------          -------           -------

Net asset value, end of period.......    $16.946          $15.699           $15.386
                                         =======          =======           =======

Total return(3)......................     10.30%            4.23%            11.16%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)...........................      $2,059           $1,016              $197
Ratio of expenses to average net
 assets.............................       0.75%            0.76%             0.74%
Ratio of net investment income to
 average net assets.................       2.00%            1.71%             1.91%
Portfolio turnover...................       143%              92%            145%(4)



----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

                             See accompanying notes



                                 Managed Fund-20

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Managed Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed the LVIP Delaware Managed Fund.

The Fund's investment objective is to maximize long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked price will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                                 Managed Fund-21

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $10,115 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $225,779.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $15,399.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $182,603
Accounting and Administration Fees
  Payable to DSC.......................     37,494
Administration Fees Payable to Lincoln
  Life.................................      2,083
Distribution Fees Payable to the
  Companies............................        428


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $539,920,199 and sales of $596,109,596 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2006, the Fund made purchases of $201,249,300 and sales of $204,391,194 of long-term U.S. government securities.

At December 31, 2006, the cost of investments for federal income tax purposes was $445,953,784. At December 31, 2006, net unrealized appreciation was $104,913,046 of which $109,878,111 related to unrealized appreciation of investments and $4,965,065 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                   YEAR                YEAR
                                  ENDED               ENDED
                                 12/31/06            12/31/05
                               -----------         -----------


Ordinary income.............   $12,500,832         $12,962,018





                                 Managed Fund-22

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $408,122,498
Undistributed ordinary income........      2,354,373
Undistributed long-term capital
  gains..............................     12,148,146
Unrealized appreciation of
  investments........................    104,913,039
                                        ------------
Net assets...........................   $527,538,056
                                        ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, and tax treatment of market discount and premium on debt instruments and contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and paydown gain (loss) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED
    INCOME         GAIN (LOSS)
--------------    ------------


   $516,515        $(516,515)


For federal income tax purposes, $18,890,224 of capital loss carryforwards from prior years was utilized in the year ended December 31, 2006.

6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/06           12/31/05
                                 ----------         ----------


Shares sold:
Standard Class................      824,260            474,130
Service Class.................       60,867             59,067
Shares issued upon
  reinvestment of dividends
  and distributions:
Standard Class................      750,556            838,750
Service Class.................        2,337              1,159
                                 ----------         ----------
                                  1,638,020          1,373,106
                                 ----------         ----------
Shares repurchased:
Standard Class................   (5,332,510)        (4,337,555)
Service Class.................       (6,428)            (8,302)
                                 ----------         ----------
                                 (5,338,938)        (4,345,857)
                                 ----------         ----------
Net decrease..................   (3,700,918)        (2,972,751)
                                 ==========         ==========



7. FINANCIAL FUTURES CONTRACTS
The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S.government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.


                                 Managed Fund-23

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8. CREDIT AND MARKET RISK
The Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.



                                 Managed Fund-24

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust -- Managed Fund

We have audited the accompanying statement of net assets of the Managed Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                                 Managed Fund-25

                                 Managed Fund-26

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
OTHER FUND INFORMATION (CONTINUED)


performance has been acceptable. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule, noted that the advisory fee schedule contains breakpoints, and concluded that the advisory fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage. The Independent Trustees also considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund. The Independent Trustees noted DMC's use of soft dollars, which may be used for the benefit of the Fund, other Lincoln funds and other clients of DMC.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory (JPIA) and a sub-advisory agreement on behalf of the Fund with DMC (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval. A shareholder meeting to consider these issues is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT WITH JPIA
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the JP Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current management agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper balanced funds expense group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was well below the average of the Lipper balanced funds expense group and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The

                                 Managed Fund-27

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
OTHER FUND INFORMATION (CONTINUED)

Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT WITH DMC
In considering the approval of the Sub-Advisory Agreement between JPIA and DMC, the Independent Trustees considered the nature, extent and quality of services to be provided by DMC under the Sub-Advisory Agreement. The Independent Trustees noted that DMC already provides day-to-day portfolio management services to the Fund as the current investment adviser, and the representation of Funds Management that the Sub-Advisory Agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other sub-advised Lincoln funds. The Independent Trustees reviewed the services to be provided by DMC, the background of the investment professionals servicing the Fund and the reputation and resources of DMC. The Independent Trustees reviewed the Fund's investment performance compared to its Lipper balanced funds performance peer group and a securities market index, and determined that the investment performance of the Fund over the long-term has been above the average of the Lipper balanced funds performance group, although over the shorter term it has been below average and that overall investment performance has been acceptable. The Independent Trustees concluded that the services provided by DMC have been, and are expected to be acceptable.

The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate compared to the sub-advisory fee schedules of the Fund's Lipper competitors and the median and average fees of comparable funds provided by Financial Research Corporation ("FRC"). They noted that the proposed sub-advisory fee rate was below the Lipper competitors and concluded that the proposed sub-advisory fee rate was reasonable. Although no information regarding DMC's estimated profitability as sub-adviser was provided, the Independent Trustees compared the proposed sub-advisory fees to the sub-advisory fee schedules of Lipper competitor funds and the median and average fees of comparable funds provided by FRC and concluded that DMC's profitability was not expected to be unreasonable. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement in connection with the earlier contract renewal process that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Sub-Advisory Agreement for the Fund.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                                 Managed Fund-28

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February 1998     Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May 2006
Fort Wayne, IN 46802
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                                 Managed Fund-29

                                                               MONEY MARKET FUND

                           [DELAWARE INVESTMENTS LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Money Market Fund
                            Annual Report
                            December 31, 2006





                                                               MONEY MARKET FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 4.68% (Standard Class shares with distributions reinvested) for the fiscal year 2006, while its style specific benchmark, the Citigroup 90 day T-Bill Index*, returned 4.76%.

At its two fourth quarter meetings, the Federal Open Market Committee left rates unchanged, so that the June rate hike of 25 basis points to a target rate of 5.25% was the last rate hike of the series of seventeen such actions that had begun exactly two years earlier. With the yields of money market funds being highly sensitive to movements in the Federal Funds, the Fund's yield was stable from mid-summer 2006 through the end of the year.

The direction of any future movements continues to be dependent on the economy's performance, with attention focused on the balance between economic growth and inflation. In this vein, we believe recent economic releases have been filled with contradictions. Despite weakness in some sectors of the economy, notably the housing market, other indicators have been relatively robust. Payroll employment rose unexpectedly in December and there were upward revisions in the employment numbers for October and November. GDP estimates have been lifted as well. On balance, viewed from the final quarter of 2006, the economy appeared relatively healthy.

As the likelihood of further Federal Revenue rate hikes subsided over the course of the fourth quarter and money market rates stabilized, the Fund's average maturity was extended to 38 days, reflecting investment in higher yielding paper further out on the yield curve.

Cynthia Isom
Delaware Investments

The views expressed in this commentary are as of the date noted and are subject to change at any time.


Growth of $10,000 invested 12/31/96 through 12/31/06



(LINE GRAPH)

                                           MONEY MARKET
                                          FUND STANDARD    CITIGROUP 90
                                           CLASS SHARES     DAY T-BILL
                                          -------------    ------------


12/31/96                                     10000.00        10000.00
                                             10514.00        10524.00
                                             11052.00        11056.00
                                             11576.00        11580.00
                                             12278.00        12269.00
                                             12776.00        12771.00
                                             12950.00        12989.00
                                             13038.00        13128.00
                                             13153.00        13291.00
                                             13520.00        13690.00
12/31/06                                     14152.00        14341.00




This chart illustrates, hypothetically, that $10,000 was invested in the Money Market Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,152. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have grown to $14,341. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                  +4.68%
--------------------------------
Five Years                +2.07%
--------------------------------
Ten Years                 +3.53%
--------------------------------



The Service Class shares total return was 4.43% for the year ended 12/31/06 and its average annual total return was 2.60% for the period from 5/15/03 (commencement of operations) to 12/31/06.

* Citigroup 90 Day T-Bill Index measures the return on short-term securities.

The source of comparison data is the Federal Reserve statistical release.


                               Money Market Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,025.00       0.45%         $2.30
Service Class Shares    1,000.00     1,023.70       0.70%          3.57
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,022.94       0.45%         $2.29
Service Class Shares    1,000.00     1,021.68       0.70%          3.57
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                               Money Market Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND

SECTOR ALLOCATION
AS OF DECEMBER 31, 2006



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

DISCOUNTED COMMERCIAL PAPER                   87.51%
------------------------------------------------------
FLOATING RATE NOTES                            4.02%
------------------------------------------------------
INTEREST BEARING CERTIFICATES OF
  DEPOSIT                                      8.05%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              99.58%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.42%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





                               Money Market Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
STATEMENT OF NET ASSETS
December 31, 2006





                                       PRINCIPAL      MARKET
                                        AMOUNT         VALUE
                                       (U.S. $)      (U.S. $)


 =/  DISCOUNTED COMMERCIAL PAPER-87.51%
     Abbott Laboratories
      5.260% 1/16/07..............   $$18,200,000  $$18,160,188
     Anheuser Busch
      5.241% 1/2/07...............     25,000,000    24,996,362
  @  Aquinas Funding
      5.256% 1/11/07..............      5,000,000     4,992,708
      5.278% 1/26/07..............     15,000,000    14,945,208
     Austin Texas
      5.365% 1/9/07...............      5,650,000     5,643,270
     Bank of America
      5.268% 4/3/07...............     15,000,000    14,800,667
  @  Barton Capital
      5.252% 1/5/07...............      7,000,000     6,995,917
      5.266% 1/11/07..............     15,000,000    14,978,083
     Bear Sterns
      5.242% 2/28/07..............     10,000,000     9,916,222
  @  Beta Finance
      5.288% 2/15/07..............     20,000,000    19,868,625
     Cargill Asia Pacific Treasury
      5.321% 1/4/07...............     20,000,000    19,991,133
     CBA Delaware Finance
      5.255% 1/23/07..............     10,000,000     9,967,978
      5.275% 1/16/07..............     10,000,000     9,978,063
  @  CRC Funding
      5.255% 1/23/07..............     15,000,000    14,951,875
     Credit Suisse New York
      5.274% 2/16/07..............     10,000,000     9,933,044
     DEPFA Bank
      5.242% 1/5/07...............     10,000,000     9,994,178
     DnB NORBank
      5.269% 4/4/07...............     10,000,000     9,865,667
  @  Eureka Securitization
      5.297% 2/7/07...............     10,000,000     9,945,836
  @  Fountain Square Commercial
      Funding
      5.275% 1/10/07..............      5,397,000     5,389,889
      5.312% 2/13/07..............      9,000,000     8,943,240
      5.385% 2/16/07..............     10,000,000     9,932,917
     Goldman Sachs Group
      5.245% 1/22/07..............      6,785,000     6,764,023
      5.313% 2/1/07...............     15,000,000    14,931,671
     HBOS Treasury Services
      5.265% 1/22/07..............     10,000,000     9,969,375
     HSBC
      5.231% 2/6/07...............     12,000,000    11,937,540
     ING Funding
      5.245% 1/16/07..............     10,000,000     9,978,188
     Koch Resources
      5.297% 1/25/07..............      9,836,000     9,801,377
     Leland Stanford
      5.300% 1/16/07..............      4,950,000     4,939,089
     Metlife Funding
      5.304% 1/2/07...............     20,000,000    19,997,056
     Morgan Stanley
      5.288% 3/7/07...............     15,000,000    14,858,083
     San Paolo Financial
      5.271% 1/30/07..............     10,000,000     9,957,708
      5.285% 1/23/07..............     10,000,000     9,967,794
  @  Sheffield Receivables
      5.274% 1/8/07...............      7,155,000     7,147,668
      5.280% 1/22/07..............     15,000,000    14,953,931
  @  Sigma Finance
      5.261% 2/13/07..............     10,000,000     9,937,531
  @  Starbird Funding
      5.286% 2/6/07...............     10,000,000     9,947,400
      5.338% 1/26/07..............     15,000,000    14,944,583
     Svenska Handelsbanken New York
      5.278% 2/28/07..............     12,000,000    11,898,790
     Swedish Housing Finance
      5.266% 2/6/07...............      6,600,000     6,565,416
      5.290% 1/29/07..............      3,900,000     3,884,014
      5.298% 2/8/07...............     13,600,000    13,524,346
  @  Three Pillars Funding
      5.284% 1/8/07...............     10,000,000     9,989,733
      5.337% 1/24/07..............     15,000,000    14,949,017
     Total Capital
      5.286% 1/2/07...............     24,920,000    24,916,346
     Westpac Banking
      5.281% 5/2/07...............     10,000,000     9,825,558
     Westpac Securities
      5.284% 3/14/07..............      4,000,000     3,958,160
     Westpac Trust Securities
      5.249% 1/8/07...............     10,000,000     9,989,801
                                                   ------------
     TOTAL DISCOUNTED COMMERCIAL
      PAPER
      (COST $543,725,268).........                  543,725,268
                                                   ------------
  -  FLOATING RATE NOTES-4.02%
  #  Australian & New Zealand
      Banking Group 144A 5.336%
      12/28/07....................     10,000,000    10,000,000
     AXA Equitable Life Insurance
      5.370% 3/21/07..............     15,000,000    15,000,000
                                                   ------------
     TOTAL FLOATING RATE NOTES
      (COST $25,000,000)..........                   25,000,000
                                                   ------------
     INTEREST BEARING CERTIFICATES
      OF DEPOSIT-8.05%
     American Express Bank
      5.300% 1/22/07..............     10,000,000    10,000,000
     Deutsche Bank New York
      5.400% 12/12/07.............     10,000,000    10,000,000
     First Tennessee Bank
      5.320% 3/26/07..............     15,000,000    15,000,000
     Wilmington Trust
      5.280% 3/6/07...............     15,000,000    15,000,000
                                                   ------------
     TOTAL INTEREST BEARING
      CERTIFICATES OF DEPOSIT
      (COST $50,000,000)..........                   50,000,000
                                                   ------------








                               Money Market Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
STATEMENT OF NET ASSETS (CONTINUED)



TOTAL MARKET VALUE OF SECURITIES-99.58% (COST $618,725,268)##.................   $618,725,268
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.42%.........................      2,596,416
                                                                                 ------------
NET ASSETS APPLICABLE TO 62,132,165 SHARES OUTSTANDING-100.00%................   $621,321,684
                                                                                 ============
NET ASSETS VALUE-MONEY MARKET FUND STANDARD CLASS ($444,509,490 / 44,450,946
  SHARES).....................................................................        $10.000
                                                                                      =======
NET ASSETS VALUE-MONEY MARKET FUND SERVICE CLASS ($176,812,194 / 17,681,219
  SHARES).....................................................................        $10.000
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $621,321,684
                                                                                 ------------
Total net assets..............................................................   $621,321,684
                                                                                 ============



----------



  =/  The interest rate shown is the effective yield at the time of purchase.
   #  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled
      $10,000,000, which represented 1.61% of the Fund's net assets. See Note 6 in "Notes to Financial Statements."
   @  Asset-Backed Commercial Paper.
   -  Variable rate securities. The rate shown is the rate as of December 31, 2006.
  ##  Also the cost for federal income tax purposes.



                             See accompanying notes


                               Money Market Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006




INVESTMENT INCOME:
Interest.............................   $24,577,055
                                        -----------
EXPENSES:
Management fees......................     2,002,420
Distribution expenses-Service Class..       292,181
Accounting and administration
 expenses...........................        247,879
Reports and statements to
 shareholders.......................         42,466
Professional fees....................        29,969
Custodian fees.......................        27,360
Trustees' fees.......................         8,000
Other................................        10,018
                                        -----------
                                          2,660,293
Less expense paid indirectly.........        (7,178)
                                        -----------
Total operating expenses.............     2,653,115
                                        -----------
NET INVESTMENT INCOME................    21,923,940
NET REALIZED GAIN ON INVESTMENTS.....             3
                                        -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................    $21,923,943
                                        ===========




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                          YEAR ENDED
                                   12/31/06        12/31/05
                                -------------   -------------


INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income........   $  21,923,940   $  10,449,479
Net realized gain on
 investments................                3              16
                                -------------   -------------
Net increase in net assets
 resulting from operations..       21,923,943      10,449,495
                                -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............      (16,771,445)     (8,714,205)
 Service Class..............       (5,152,477)     (1,735,274)
                                -------------   -------------
                                  (21,923,922)    (10,449,479)
                                -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............      453,160,088     373,345,322
 Service Class..............      221,229,799      94,073,285
Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class..............      16,771,445       8,714,205
 Service Class..............        5,152,477       1,735,274
                                -------------   -------------
                                  696,313,809     477,868,086
                                -------------   -------------
Cost of shares repurchased:
 Standard Class.............     (356,792,461)   (348,602,929)
 Service Class..............     (134,105,444)    (65,596,935)
                                -------------   -------------
                                 (490,897,905)   (414,199,864)
                                -------------   -------------
Increase in net assets
 derived from capital share
 transactions...............      205,415,904      63,668,222
                                -------------   -------------
NET INCREASE IN NET ASSETS...     205,415,925      63,668,238
NET ASSETS:
Beginning of year............     415,905,759     352,237,521
                                -------------   -------------
End of year (there was no
 undistributed net
 investment income at either
 year end)..................    $ 621,321,684   $ 415,905,759
                                =============   =============




                             See accompanying notes



                               Money Market Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                       MONEY MARKET FUND STANDARD CLASS
                                                                                  YEAR ENDED
                                               12/31/06         12/31/05         12/31/04         12/31/03(1)         12/31/02
                                               -------------------------------------------------------------------------------


Net asset value, beginning of period........   $ 10.000         $ 10.000         $ 10.000           $ 10.000          $ 10.003

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................      0.457            0.278            0.087              0.068             0.136
                                               --------         --------         --------           --------          --------
Total from investment operations............      0.457            0.278            0.087              0.068             0.136
                                               --------         --------         --------           --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.457)          (0.278)          (0.087)            (0.068)           (0.139)
                                               --------         --------         --------           --------          --------
Total dividends and distributions...........     (0.457)          (0.278)          (0.087)            (0.068)           (0.139)
                                               --------         --------         --------           --------          --------

Net asset value, end of period..............   $ 10.000         $ 10.000         $ 10.000           $ 10.000          $ 10.000
                                               ========         ========         ========           ========          ========

Total return(2).............................      4.68%            2.79%            0.88%              0.68%             1.36%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $444,510         $331,371         $297,914           $350,584          $519,071
Ratio of expenses to average net assets.....      0.49%            0.54%            0.53%              0.52%             0.49%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly................................       0.49%            0.54%            0.53%              0.52%             0.51%
Ratio of net investment income to average
 net assets................................       4.62%            2.78%            0.87%              0.69%             1.35%
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly...................       4.62%            2.78%            0.87%              0.69%             1.33%



----------
(1)Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                               Money Market Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                  MONEY MARKET FUND SERVICE CLASS
                                                                                      5/15/03(1)
                                                   YEAR ENDED                             TO
                                   12/31/06         12/31/05         12/31/04          12/31/03
                                   -------------------------------------------------------------


Net asset value, beginning of
 period........................    $ 10.000          $10.000          $10.000           $10.000

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...........      0.432            0.253            0.062             0.021
                                   --------          -------          -------           -------
Total from investment
 operations....................       0.432            0.253            0.062             0.021
                                   --------          -------          -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income...........     (0.432)          (0.253)          (0.062)           (0.021)
                                   --------          -------          -------           -------
Total dividends and
 distributions.................      (0.432)          (0.253)          (0.062)           (0.021)
                                   --------          -------          -------           -------

Net asset value, end of period..   $ 10.000          $10.000          $10.000           $10.000
                                   ========          =======          =======           =======

Total return(2).................      4.43%            2.53%            0.63%             0.21%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)......................    $176,812          $84,535          $54,324           $11,750
Ratio of expenses to average net
 assets........................       0.74%            0.79%            0.78%             0.78%
Ratio of net investment income
 to average net assets.........       4.37%            2.53%            0.62%             0.34%



----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                               Money Market Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Money Market Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income while providing stability of net asset value and preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Securities are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $207,826.


                               Money Market Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)


Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $15,053.

Pursuant to the distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $200,153
Accounting and Administration Fees
  Payable to DSC.......................     41,101
Administration Fees Payable to Lincoln
  Life.................................      2,083
Distribution Fees Payable to the
  Companies............................     37,085


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                   YEAR                YEAR
                                  ENDED               ENDED
                                 12/31/06            12/31/05
                               -----------         -----------


Ordinary income.............   $21,923,922         $10,449,479


4. COMPONENTS OF NET ASSETS ON A TAX BASIS
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on investment transactions and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED    PAID-IN
    INCOME         GAIN (LOSS)    CAPITAL
--------------    ------------    -------


     $(18)            $(3)          $21




5. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR                YEAR
                                   ENDED               ENDED
                                  12/31/06            12/31/05
                                -----------         -----------


Shares sold:
  Standard Class.............    45,316,009          37,334,533
  Service Class..............    22,122,980           9,407,329
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class.............     1,677,144             871,420
  Service Class..............       515,248             173,527
                                -----------         -----------
                                 69,631,381          47,786,809
                                -----------         -----------
Shares repurchased:
  Standard Class.............   (35,679,246)        (34,860,293)
  Service Class..............   (13,410,544)         (6,559,694)
                                -----------         -----------
                                (49,089,790)        (41,419,987)
                                -----------         -----------
Net increase.................    20,541,591           6,366,822
                                ===========         ===========






                              Money Market Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CREDIT RISK
The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 76% of net assets at December 31, 2006. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At December 31, 2006, no securities have been determined to be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

7. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                              Money Market Fund-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Money Market Fund

We have audited the accompanying statement of net assets of the Money Market Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                              Money Market Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2006, the Fund designates distributions paid during the year as follows:


     (A)
  LONG-TERM            (B)
CAPITAL GAINS    ORDINARY INCOME        TOTAL
DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS
 (TAX BASIS)       (TAX BASIS)       (TAX BASIS)
-------------    ---------------    -------------


      --               100%              100%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.

PROXY RESULTS (UNAUDITED)
The Money Market Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger..............................      40,581,746     28,656,427      67.56%       3.05%        0.00%
  Nancy L. Frisby.................................      40,581,746     28,656,427      67.53%       3.08%        0.00%
  Gary D. Lemon...................................      40,581,746     28,656,427      67.55%       3.06%        0.00%
  Kenneth G. Stella...............................      40,581,746     28,656,427      67.51%       3.10%        0.00%
  David H. Windley................................      40,581,746     28,656,427      67.52%       3.09%        0.00%



----------

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AGREEMENT
On August 14, 2006, the Board of the Trust met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, for the Money Market Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC and Lincoln Life prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC and Lincoln Life provided extensive information in response to this request. Among other information, Lincoln Life and DMC provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including the Form ADV of DMC, information about profitability and financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement.

In considering approval of the renewal of the investment advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory agreement. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory agreement.

The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered DMC's response to a request for information from Lincoln Life, the experience of the portfolio managers and other investment personnel and the compensation structure for these individuals, information about DMC's brokerage allocation process and compliance and regulatory matters. The Independent Trustees concluded that the services provided by DMC were acceptable. The Board was provided information on the advisory fees DMC charges to other funds and its institutional account fee schedule. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information for the Fund's Lipper expense peer group. The Independent Trustees noted that the Fund's advisory fee was within an acceptable range of the average advisory fee of its Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent Trustees reviewed the Fund's investment performance compared to its Lipper performance peer group and a securities market index, noted that the Fund's performance over the short and long-term was above average, and determined that the investment performance of the Fund has been good. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule, noted that the advisory fee schedule contains breakpoints, and concluded that the advisory fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may

                              Money Market Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage. The Independent Trustees also considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory (JPIA) and a sub-advisory agreement on behalf of the Fund with DMC (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval. A shareholder meeting to consider these issues is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT WITH JPIA
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the JP Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current management agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was within an acceptable range of the average advisory fee of its Lipper expense peer group and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Advisory Agreement.


                              Money Market Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND

APPROVAL OF SUB-ADVISORY AGREEMENT WITH DMC
In considering the approval of the Sub-Advisory Agreement between JPIA and DMC, the Independent Trustees considered the nature, extent and quality of services to be provided by DMC under the Sub-Advisory Agreement. The Independent Trustees noted that DMC already provides day-to-day portfolio management services to the Fund as the current investment adviser, and the representation of Funds Management that the Sub-Advisory Agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other sub-advised Lincoln funds. The Independent Trustees reviewed the services to be provided by DMC, the background of the investment professionals servicing the Fund and the reputation and resources of DMC. The Independent Trustees reviewed the Fund's investment performance compared to its Lipper performance peer group and a securities market index, noted that the Fund's performance over the short- and long-term was above average, and determined that the investment performance of the Fund has been good. The Independent Trustees concluded that the services provided by DMC have been, and are expected to be acceptable.

The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate compared to the sub-advisory fee schedules of the Fund's Lipper competitors and the median and average fees of comparable funds provided by Financial Resources Corporation ("FRC"). They noted that the proposed sub-advisory fee rate was higher than those of the Lipper competitors, but also noted DMC's statement that the proposed sub-advisory fee was lower than DMC's standard fee schedule for money market accounts and concluded that the proposed sub-advisory fee rate was reasonable. Although no information regarding DMC's estimated profitability as sub-adviser was provided, the Independent Trustees compared the proposed sub-advisory fees to the sub-advisory fee schedules of Lipper competitor funds and the median and average fees of comparable funds provided by FRC and concluded that DMC's profitability was not expected to be unreasonable. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement in connection with the earlier contract renewal process that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Sub-Advisory Agreement for the Fund.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                              Money Market Fund-15

OFFICER/TRUSTEE INFORMATION



                                                                                                          NUMBER OF
                                                                                                           FUNDS IN
                                                                                                            TRUST
                              POSITION(S)      TERM OF OFFICE                                              COMPLEX
    NAME, ADDRESS AND          HELD WITH        AND LENGTH OF             PRINCIPAL OCCUPATION(S)        OVERSEEN BY
      YEAR OF BIRTH            THE TRUST       TIME SERVED(2)           DURING THE PAST FIVE YEARS         TRUSTEE

--------------------------------------------------------------------------------------------------------------------

Kelly D. Clevenger(1)         Chairman,     Chairman since         Vice President, The Lincoln National       19
1300 S. Clinton Street        President     August 1995;           Life Insurance Company. Executive
Fort Wayne, IN 46802          and Trustee   President and          Vice President, Lincoln Retirement
YOB: 1952                                   Trustee since          Services Company, LLC; Second Vice
                                            November 1994          President, Lincoln Life & Annuity
                                                                   Company of New York
Nancy L. Frisby               Trustee       Trustee since          Senior Vice President and Chief            19
1300 S. Clinton Street                      April 1992             Financial Officer, DeSoto
Fort Wayne, IN 46802                                               Memorial Hospital; formerly Chief
YOB: 1941                                                          Financial Officer, Bascom Palmer Eye
                                                                   Institute, University of Miami
                                                                   School of Medicine; formerly Vice
                                                                   President and Chief Financial
                                                                   Officer, St. Joseph Medical Center,
                                                                   Inc.
Kenneth G. Stella             Trustee       Trustee since          President, Indiana Hospital & Health       19
1300 S. Clinton Street                      February 1998          Association
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon                 Trustee       Advisory Trustee       Professor of Economics and                 19
1300 S. Clinton Street                      since November 2004;   Management, DePauw University
Fort Wayne, IN 46802                        Trustee since
YOB: 1948                                   February 2006
David H. Windley              Trustee       Trustee since August   Director (Partner) Blue & Co., LLC         19
1300 S. Clinton Street                      2004
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)            Secretary     Secretary since        Secretary, Lincoln VIP Trust              N/A
1300 S. Clinton Street                      February 1995
Fort Wayne, IN 46802
YOB: 1954
William P. Flory, Jr.(1)      Chief         Chief Accounting       Second Vice President, The Lincoln        N/A
1300 S. Clinton Street        Accounting    Officer since          National Life Insurance
Fort Wayne, IN 46802          Officer       May 2006               Company
YOB: 1961
Rise' C.M. Taylor(1)          Vice          Vice President and     Vice President and Treasurer, The         N/A
1300 S. Clinton Street        President     Treasurer since May    Lincoln National Life
Fort Wayne, IN 46802          and           2006                   Insurance Company; Second Vice
YOB: 1967                     Treasurer                            President and Treasurer, Lincoln
                                                                   Life & Annuity Company of New York
Kevin J. Adamson(1)           Second Vice   Second Vice            Second Vice President, Director of        N/A
1300 S. Clinton Street        President     President since May    Funds Managements, Lincoln Life;
Fort Wayne, IN 46802                        2006                   formerly:  Director of Financial
YOB: 1966                                                          Operations, Swiss Re/Lincoln Re
                                                                   (2000-2003)
James Blake(1)                Chief         Chief Compliance       Assistant Vice President and Senior       N/A
1300 S. Clinton Street        Compliance    Officer since          Compliance Officer,
Fort Wayne, IN 46802          Officer       November 2005          Delaware Investments; formerly:
YOB: 1963                                                          Client Trading Manager, Loomis
                                                                   Sayles & Company, LP



----------

Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site ((http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                              Money Market Fund-16

                                                           SOCIAL AWARENESS FUND

                           [DELAWARE INVESTMENTS LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Social Awareness Fund
                            Annual Report
                            December 31, 2006





                                                           SOCIAL AWARENESS FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 12.31% (Standard Class shares with distributions reinvested) for the fiscal year 2006, while its style specific benchmark, the Russell 1000 Index*, returned 15.46%.

Our research indicates that the equity markets ended 2006 on a positive note, seeing robust gains for the year. Confidence that the U.S. economy would not enter into a recession, but rather see a soft landing in 2007 led to widespread bullish sentiment by investors. Catalysts for continued gains through the end of the year included stabilization in oil prices, a favorable employment outlook, the expectation that the Federal Reserve will have to cut interest rates in 2007 and that corporate profit growth should continue to grow at a moderate pace.

Despite an attractive absolute return for 2006, the Fund's performance trailed that of its benchmark index. The Fund's underperformance relative to the Russell 1000 Index was attributable to stock selection in the energy, health care and technology sectors. Lack of exposure to Exxon Mobil, an exploration company and producer of oil and natural gas, and AT&T, a provider of communications services and products, detracted from performance. An overweight position in Citigroup, a global diversified financial services company, also detracted from performance.

Stock selection in the consumer discretionary, media, and basic materials contributed to performance. Stocks making a notable positive contribution to the Fund relative to its benchmark included overweight positions in Shire, a global pharmaceutical company, Hewlett Packard, a leading technology provider, and Coach, a producer of leather and mixed material products.

Despite an imminent economic slowdown and the strong equity market rally, we remain modestly positive on the equity market for 2007. Although the housing market continues to substantially impact economic growth, we are encouraged by a strong employment environment. We believe the mergers and acquisitions (M&A) environment is robust, which we feel should support valuations and help to provide for price to earnings multiple expansion as corporate and private equity buyers are flush with cash. The equity market, in our view, has begun to price in an interest rate cut by the Federal Reserve in 2007. The Federal Reserve has made it clear that this will only happen should inflationary pressures subside. We feel that with a benign economic backdrop and substantially slower U.S. Gross Domestic Product (GDP) growth, the Federal Reserve will be poised to initiate a rate cut, an event we believe should prove to be a catalyst for the equity markets, other factors held equal.

Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
Delaware Investments

The views expressed in this commentary are as of the date noted and are subject to change at any time.


Growth of $10,000 invested 12/31/96 through 12/31/06



(LINE GRAPH)

                                          SOCIAL AWARENESS
                                            FUND STANDARD     RUSSELL 1000
                                            CLASS SHARES          INDEX
                                          ----------------    ------------


12/31/96                                      10000.00          10000.00
                                              13753.00          13285.00
                                              16488.00          16875.00
                                              19034.00          20404.00
                                              17449.00          18815.00
                                              15791.00          16472.00
                                              12295.00          12906.00
                                              16212.00          16763.00
                                              18271.00          18675.00
                                              20469.00          19845.00
12/31/06                                      22989.00          22913.00




This chart illustrates, hypothetically, that $10,000 was invested in the Social Awareness Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $22,989. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have grown to $22,913. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment              Ended
Standard Class Shares      12/31/06
-----------------------------------


One Year                    +12.31%
-----------------------------------
Five Years                  + 7.80%
-----------------------------------
Ten Years                    +8.68%
-----------------------------------



The Service Class shares total return was 12.03% for the year ended 12/31/06 and its average annual total return was 15.77% for the period from 5/15/03 (commencement of operations) to 12/31/06.

* Russell 1000 Index measures the performance of the largest 1,000 U.S. companies based on market capitalization.


                             Social Awareness Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,116.10       0.41%         $2.19
Service Class Shares    1,000.00     1,114.70       0.66%          3.52
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,023.14       0.41%         $2.09
Service Class Shares    1,000.00     1,021.88       0.66%          3.36
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                             Social Awareness Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  96.39%
------------------------------------------------------
Basic Materials                                4.91%
Business Services                              1.53%
Capital Goods                                  5.74%
Communication Services                         2.95%
Consumer Discretionary                         5.86%
Consumer Services                              1.54%
Consumer Staples                               7.44%
Credit Cyclicals                               1.15%
Energy                                         5.16%
Financials                                    22.23%
Health Care                                   13.24%
Media                                          3.44%
Real Estate                                    1.15%
Technology                                    17.93%
Transportation                                 0.96%
Utilities                                      1.16%
------------------------------------------------------
DISCOUNT NOTES                                 1.54%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              97.93%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  2.07%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.



                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------

Bank of America                                3.34%
Hewlett-Packard                                3.00%
Microsoft                                      2.70%
Cisco Systems                                  1.97%
Emerson Electric                               1.94%
Wachovia                                       1.86%
Bear Stearns                                   1.69%
Intel                                          1.68%
Shire                                          1.61%
EOG Resources                                  1.59%
------------------------------------------------------





                             Social Awareness Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                     NUMBER OF       MARKET
                                      SHARES         VALUE
                                                    (U.S. $)


     COMMON STOCK-96.39%
     BASIC MATERIALS-4.91%
     Airgas.......................     292,500   $  $11,852,100
     Ecolab.......................     323,800       14,635,760
     Lubrizol.....................     237,900       11,925,927
  +  Pactiv.......................     240,000        8,565,600
     Temple-Inland................     181,800        8,368,254
     Worthington Industries.......     244,300        4,328,996
                                                 --------------
                                                     59,676,637
                                                 --------------
     BUSINESS SERVICES-1.53%
     Manpower.....................      72,500        5,432,425
     Pitney Bowes.................     155,200        7,168,688
     Republic Services Class A....     146,000        5,937,820
                                                 --------------
                                                     18,538,933
                                                 --------------
     CAPITAL GOODS-5.74%
     American Standard............     214,300        9,825,655
     Emerson Electric.............     534,400       23,551,008
     Fluor........................     165,500       13,513,075
  +  Grant Prideco................     131,500        5,229,755
     Teleflex.....................     125,200        8,082,912
  +  Thomas & Betts...............     202,400        9,569,472
                                                 --------------
                                                     69,771,877
                                                 --------------
     COMMUNICATION SERVICES-2.95%
     BellSouth....................     363,900       17,143,329
     Embarq.......................     185,700        9,760,392
     Telefonos de Mexico ADR......     315,000        8,895,600
                                                 --------------
                                                     35,799,321
                                                 --------------
     CONSUMER DISCRETIONARY-5.86%
     Abercrombie & Fitch Class A..     142,700        9,936,201
     Best Buy.....................     239,300       11,771,167
  +  Coach........................     364,400       15,654,624
  +  Kohl's.......................     131,100        8,971,173
     Nordstrom....................     363,800       17,949,892
  +  Urban Outfitters.............     304,300        7,008,029
                                                 --------------
                                                     71,291,086
                                                 --------------
     CONSUMER SERVICES-1.54%
     McDonald's...................     328,400       14,557,972
     Southwest Airlines...........     271,800        4,163,976
                                                 --------------
                                                     18,721,948
                                                 --------------
     CONSUMER STAPLES-7.44%
     Clorox.......................     261,500       16,775,225
     CVS..........................     389,500       12,039,445
  +  Energizer Holdings...........      90,400        6,417,496
     General Mills................     187,800       10,817,280
     Heinz (H.J.).................     347,200       15,627,472
     Kellogg......................     203,900       10,207,234
     Walgreen.....................     247,100       11,339,419
     Wrigley, (Wm) Jr. ...........     112,200        5,802,984
     Wrigley, (Wm) Jr. Class B....      27,525        1,414,785
                                                 --------------
                                                     90,441,340
                                                 --------------
     CREDIT CYCLICALS-1.15%
     D.R. Horton..................     309,700        8,203,953
     Magna International Class A..      71,800        5,783,490
                                                 --------------
                                                     13,987,443
                                                 --------------
     ENERGY-5.16%
     EOG Resources................     309,600       19,334,520
  +  National Oilwell Varco.......     194,900       11,923,982
  +  Newfield Exploration.........     268,400       12,332,980
     Patterson-UTI Energy.........     186,600        4,334,718
     Tidewater....................     107,300        5,189,028
  +  Transocean...................     119,500        9,666,355
                                                 --------------
                                                     62,781,583
                                                 --------------
     FINANCIALS-22.23%
  +  Affiliated Managers Group....      97,100       10,208,123
     Allstate.....................     181,400       11,810,954
     American International
      Group......................      244,900       17,549,534
     Bank of America..............     760,300       40,592,417
     Bear Stearns.................     125,900       20,494,002
     Berkley (W.R.)...............     180,300        6,222,153
     Capital One Financial........     206,590       15,870,244
     CIT Group....................     143,700        8,014,149
     Everest Re Group.............      63,100        6,190,741
     Freddie Mac..................     162,400       11,026,960
     Mellon Financial.............     235,300        9,917,895
     PMI Group....................     139,300        6,570,781
     PNC Financial Services
      Group......................      107,400        7,951,896
     Prudential Financial.........     169,000       14,510,340
     U.S. Bancorp.................     319,900       11,577,181
     UnitedHealth Group...........     319,700       17,177,481
     Wachovia.....................     396,700       22,592,065
     Washington Mutual............     308,000       14,010,920
  +  WellPoint....................     162,200       12,763,518
     Wells Fargo..................     145,700        5,181,092
                                                 --------------
                                                    270,232,446
                                                 --------------
     HEALTH CARE-13.24%
     Allergan.....................     111,700       13,374,958
  +  Amgen........................     247,700       16,920,387
     Bard (C.R.)..................     138,400       11,483,048
  +  Barr Pharmaceuticals.........      98,700        4,946,844
     Baxter International.........     147,200        6,828,608
     Biomet.......................     136,400        5,629,228
  +  Express Scripts Class A......     121,300        8,685,080
  +  Forest Laboratories..........     305,400       15,453,240
  +  Genentech....................     121,500        9,857,295
  +  Gen-Probe....................     120,100        6,289,637
  +  Gilead Sciences..............     172,100       11,174,453
     Medtronic....................     244,400       13,077,844

                             Social Awareness Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                     NUMBER OF       MARKET
                                      SHARES         VALUE
                                                    (U.S. $)

     COMMON STOCK (CONTINUED)
     HEALTH CARE (CONTINUED)
     PerkinElmer..................     247,100   $    5,493,033
     Quest Diagnostics............     155,300        8,230,900
     Shire........................     317,700       19,621,152
  +  Vertex Pharmaceuticals.......     105,000        3,929,100
                                                 --------------
                                                    160,994,807
                                                 --------------
     MEDIA-3.44%
  +  Comcast Class A..............     181,200        7,670,196
  +  Comcast Special Class A......     280,900       11,764,092
     Omnicom Group................      45,100        4,714,754
     Time Warner..................     813,800       17,724,564
                                                 --------------
                                                     41,873,606
                                                 --------------
     REAL ESTATE-1.15%
     Developers Diversified
      Realty.....................      105,000        6,609,750
     ProLogis.....................     120,500        7,322,785
                                                 --------------
                                                     13,932,535
                                                 --------------
     TECHNOLOGY-17.93%
     Applied Materials............     560,300       10,337,535
  +  BEA Systems..................     292,400        3,678,392
  +  Cisco Systems................     875,200       23,919,216
  +  Corning......................     479,800        8,977,058
  +  Dell.........................     223,300        5,602,597
  +  EMC..........................     783,900       10,347,480
  +  Google Class A...............      27,700       12,755,296
     Hewlett-Packard..............     885,200       36,461,388
     Intel........................   1,008,600       20,424,150
     Microsoft....................   1,100,800       32,869,888
     Motorola.....................     500,100       10,282,056
     National Semiconductor.......     144,000        3,268,800
  +  NAVTEQ.......................     138,300        4,836,351
  +  Oracle.......................     358,000        6,136,120
     QUALCOMM.....................     302,300       11,423,917
     Sony ADR.....................      97,300        4,167,359
     Texas Instruments............     432,600       12,458,880
                                                 --------------
                                                    217,946,483
                                                 --------------
     TRANSPORTATION-0.96%
     FedEx........................     107,300       11,654,926
                                                 --------------
                                                     11,654,926
                                                 --------------
     UTILITIES-1.16%
     NSTAR........................     215,300        7,397,708
     Puget Energy.................     263,400        6,679,824
                                                 --------------
                                                     14,077,532
                                                 --------------
     TOTAL COMMON STOCK
      (COST $824,212,761)........                 1,171,722,503
                                                 --------------


                                     PRINCIPAL
                                      AMOUNT
                                     (U.S. $)

     ++DISCOUNT NOTES-1.54%
     Fannie Mae 5.189% 1/5/07.....  $3,509,000        3,506,980
     Federal Home Loan Bank
      4.899% 1/2/07..............    1,300,000        1,299,823
      5.176% 1/10/07.............    5,000,000        4,993,550
     Freddie Mac
      5.182% 1/16/07.............    5,000,000        4,989,250
      5.182% 1/26/07.............    3,930,000        3,915,945
                                                 --------------
     TOTAL DISCOUNT NOTES
      (COST $18,705,548).........                    18,705,548
                                                 --------------








TOTAL MARKET VALUE OF SECURITIES-97.93% (COST $842,918,309)..................    1,190,428,051
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.07%........................       25,153,191
                                                                                --------------
NET ASSETS APPLICABLE TO 33,844,927 SHARES OUTSTANDING-100.00%...............   $1,215,581,242
                                                                                ==============
NET ASSET VALUE-SOCIAL AWARENESS FUND STANDARD CLASS ($1,131,469,256 /
  31,500,019 SHARES).........................................................          $35.920
                                                                                       =======
NET ASSET VALUE-SOCIAL AWARENESS FUND SERVICE CLASS ($84,111,986 / 2,344,908
  SHARES)....................................................................          $35.870
                                                                                       =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)...............   $  881,315,693
Undistributed net investment income..........................................        1,640,115
Accumulated net realized loss on investments.................................      (14,884,308)
Net unrealized appreciation of investments...................................      347,509,742
                                                                                --------------
Total net assets.............................................................   $1,215,581,242
                                                                                ==============




----------
+Non-income producing security for the year ended December 31, 2006.

++Zero coupon security. The interest rate shown is the yield at the time of purchase.

ADR-American Depositary Receipts

                             See accompanying notes


                             Social Awareness Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Dividends...........................   $ 15,356,397
Interest............................      1,218,340
Foreign tax withheld................        (37,399)
                                       ------------
                                         16,537,338
                                       ------------
EXPENSES:
Management fees.....................      4,150,171
Accounting and administration
       expenses....................         489,004
Distribution expenses-Service
       Class.......................         196,657
Reports and statements to
       shareholders................         103,436
Professional fees...................         34,565
Custodian fees......................         29,791
Trustees' fees......................          8,000
Other...............................         74,442
                                       ------------
                                          5,086,066
Less expense paid indirectly........        (11,886)
                                       ------------
Total operating expenses............      5,074,180
                                       ------------
NET INVESTMENT INCOME...............     11,463,158
                                       ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on investments....    128,483,932
Net change in unrealized
 appreciation/depreciation of
 investments.......................      (1,533,343)
                                       ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS.......................     126,950,589
                                       ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS...................    $138,413,747
                                       ============




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND
STATEMENTS OF CHANGES IN NET ASSETS




                                         YEAR ENDED
                                 12/31/06         12/31/05
                              --------------   --------------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income......   $   11,463,158   $   11,312,106
Net realized gain on
 investments..............       128,483,932       76,118,100
Net change in unrealized
 appreciation/depreciation
 of investments...........        (1,533,343)      45,753,423
                              --------------   --------------
Net increase in net assets
 resulting from
 operations...............       138,413,747      133,183,629
                              --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class...........        (9,597,494)      (9,173,274)
 Service Class............          (537,775)        (453,694)
                              --------------   --------------
                                 (10,135,269)      (9,626,968)
                              --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...........        23,474,227       40,019,682
 Service Class............        13,083,153       33,911,067
Net asset value of shares
 issued upon reinvestment
 of dividends and
 distributions:
 Standard Class...........         9,597,494        9,173,274
 Service Class............           537,775          453,694
                              --------------   --------------
                                  46,692,649       83,557,717
                              --------------   --------------
Cost of shares repurchased:
 Standard Class...........      (171,194,322)    (126,896,207)
 Service Class............       (14,574,140)      (7,651,750)
                              --------------   --------------
                                (185,768,462)    (134,547,957)
                              --------------   --------------
Decrease in net assets
 derived from capital
 share transactions.......      (139,075,813)     (50,990,240)
                              --------------   --------------
NET INCREASE (DECREASE) IN
 NET ASSETS...............       (10,797,335)      72,566,421
NET ASSETS:
Beginning of year..........    1,226,378,577    1,153,812,156
                              --------------   --------------
End of year (including
 undistributed net
 investment income of
 $1,640,115 and
 $2,180,753,
 respectively)............    $1,215,581,242   $1,226,378,577
                              ==============   ==============




                             See accompanying notes



                             Social Awareness Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                    SOCIAL AWARENESS FUND STANDARD CLASS
                                                                                 YEAR ENDED
                                            12/31/06           12/31/05           12/31/04          12/31/03(1)         12/31/02
                                           -------------------------------------------------------------------------------------


Net asset value, beginning of period....   $   32.259         $   29.034         $   26.001          $   19.875         $ 25.810

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income(2)................        0.326              0.297              0.368               0.222            0.233
Net realized and unrealized gain (loss)
 on investments........................         3.637              3.189              2.921               6.099           (5.951)
                                           ----------         ----------         ----------          ----------         --------
Total from investment operations........        3.963              3.486              3.289               6.321           (5.718)
                                           ----------         ----------         ----------          ----------         --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...................       (0.302)            (0.261)            (0.256)             (0.195)          (0.217)
                                           ----------         ----------         ----------          ----------         --------
Total dividends and distributions.......       (0.302)            (0.261)            (0.256)             (0.195)          (0.217)
                                           ----------         ----------         ----------          ----------         --------

Net asset value, end of period..........   $   35.920         $   32.259         $   29.034          $   26.001         $ 19.875
                                           ==========         ==========         ==========          ==========         ========

Total return(3).........................       12.31%             12.03%             12.70%              31.86%          (22.14%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)..............................    $1,131,469         $1,149,865         $1,111,254          $1,062,079         $857,646
Ratio of expenses to average net
 assets................................         0.41%              0.42%              0.41%               0.43%            0.40%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly............................         0.41%              0.42%              0.41%               0.43%            0.42%
Ratio of net investment income to
 average net assets....................         0.97%              0.99%              1.38%               0.99%            1.03%
Ratio of net investment income to
 average net assets prior to fees
 waived and expense paid indirectly....         0.97%              0.99%              1.38%               0.99%            1.01%
Portfolio turnover......................          28%                28%                38%                 60%              32%



----------

(1)Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc. was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                             Social Awareness Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                    SOCIAL AWARENESS FUND SERVICE CLASS
                                                                                          5/15/03(1)
                                                       YEAR ENDED                             TO
                                       12/31/06         12/31/05         12/31/04          12/31/03
                                       -------------------------------------------------------------


Net asset value, beginning of
 period............................     $32.230          $29.020          $25.991           $21.631

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)............      0.243            0.221            0.300             0.107
Net realized and unrealized gain on
 investments.......................       3.627            3.185            2.918             4.419
                                        -------          -------          -------           -------
Total from investment operations....      3.870            3.406            3.218             4.526
                                        -------          -------          -------           -------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income...............     (0.230)          (0.196)          (0.189)           (0.166)
                                        -------          -------          -------           -------
Total dividends and distributions...     (0.230)          (0.196)          (0.189)           (0.166)
                                        -------          -------          -------           -------

Net asset value, end of period......    $35.870          $32.230          $29.020           $25.991
                                        =======          =======          =======           =======

Total return(3).....................     12.03%           11.75%           12.42%            20.97%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)..........................     $84,112          $76,514          $42,558           $ 7,265
Ratio of expenses to average net
 assets............................       0.66%            0.67%            0.66%             0.68%
Ratio of net investment income to
 average net assets................       0.72%            0.74%            1.13%             0.72%
Portfolio turnover..................        28%              28%              38%             60%(4)



----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized .

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes



                             Social Awareness Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Social Awareness Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed LVIP Delaware Social Awareness Fund.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements", (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds of the Trust were allocated equally to each fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $14,265 for the year

                             Social Awareness Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these services amounted to $449,284.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $14,720.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $359,601
Accounting and Administration Fees
  Payable to DSC.......................     75,827
Administration Fees Payable to Lincoln
  Life.................................      2,083
Distribution Fees Payable to the
  Companies............................     17,904


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $331,779,009 and sales of $484,312,592 of investment securities other than short-term investments.

At December 31, 2006, the cost of investments for federal income tax purposes was $846,536,427. At December 31, 2006, net unrealized appreciation was $343,891,624, of which $355,960,239 related to unrealized appreciation of investments and $12,068,615 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                    YEAR               YEAR
                                   ENDED               ENDED
                                  12/31/06           12/31/05
                                -----------         ----------


Ordinary income..............   $10,135,269         $9,626,968


In addition, the Fund declared an ordinary income consent dividend of $1,868,527 for the year ended December 31, 2005. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.


                            Social Awareness Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $  881,315,693
Undistributed ordinary income........        1,640,115
Capital loss carryforwards...........      (11,266,190)
Unrealized appreciation of
  investments........................      343,891,624
                                        --------------
Net assets...........................   $1,215,581,242
                                        ==============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


UNDISTRIBUTED NET
    INVESTMENT
      INCOME                PAID-IN CAPITAL
-----------------           ---------------


   $(1,868,527)                $1,868,527


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $127,729,027 was utilized in 2006. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $1,806,694 expires in 2010 and $9,459,496 expires in 2011.

6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR               YEAR
                                    ENDED              ENDED
                                  12/31/06           12/31/05
                                 ----------         ----------


Shares sold:
  Standard Class..............      702,891          1,308,271
  Service Class...............      392,677          1,142,828
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class..............      273,721            291,261
  Service Class...............       15,353             14,414
                                 ----------         ----------
                                  1,384,642          2,756,774
                                 ----------         ----------
Shares repurchased:
  Standard Class..............   (5,121,414)        (4,229,152)
  Service Class...............     (437,132)          (249,724)
                                 ----------         ----------
                                 (5,558,546)        (4,478,876)
                                 ----------         ----------
Net decrease..................   (4,173,904)        (1,722,102)
                                 ==========         ==========






                            Social Awareness Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. MARKET RISK
The Fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                            Social Awareness Fund-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Social Awareness Fund

We have audited the accompanying statement of net assets of the Social Awareness Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Social Awareness Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                            Social Awareness Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2006, the Fund designates distributions paid during the year as follows:



     (A)
  LONG-TERM              (B)
 CAPITAL GAIN      ORDINARY INCOME          TOTAL             (C)
DISTRIBUTIONS    TOTAL DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING
 (TAX BASIS)         (TAX BASIS)         (TAX BASIS)     DIVIDENDS(1)
-------------    -------------------    -------------    ------------


      --                 100%                100%            100%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of ordinary income distributions.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

PROXY RESULTS (UNAUDITED)
The Social Awareness Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger..............................      38,170,147     36,986,247      92.42%        4.48%       0.00%
  Nancy L. Frisby.................................      38,170,147     36,986,247      75.55%       21.35%       0.00%
  Gary D. Lemon...................................      38,170,147     36,986,247      92.70%        4.20%       0.00%
  Kenneth G. Stella...............................      38,170,147     36,986,247      92.54%        4.36%       0.00%
  David H. Windley................................      38,170,147     36,986,247      92.55%        4.35%       0.00%



----------
* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AGREEMENT
On August 14, 2006, the Board of the Trust met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, for the Social Awareness Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC and Lincoln Life prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC and Lincoln Life provided extensive information in response to this request. Among other information, Lincoln Life and DMC provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including the Form ADV of DMC, information about profitability and financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement.

In considering approval of the renewal of the investment advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory agreement. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory agreement.

The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered DMC's response to a request for information from Lincoln Life, the experience of the portfolio managers and other investment personnel and the compensation structure for these individuals, information about DMC's brokerage allocation process and compliance and regulatory matters. The Independent Trustees concluded that the services provided by DMC were acceptable. The Board was provided information on the advisory fees DMC charges to other funds and its institutional account fee schedule. The Independent Trustees reviewed the advisory fee and the total expense ratio of the Fund compared to management fees and total expense ratio information for the Lipper large-cap core funds expense group. The Independent Trustees considered that the Fund's advisory fee was well below the average of the Lipper large-cap core funds expense group and concluded that the Fund's advisory fee was reasonable. The Independent Trustees reviewed the Fund's investment performance compared to the Lipper large-cap core funds performance group and a securities market index, and determined that the investment performance of the Fund over the short- and

                            Social Awareness Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
OTHER FUND INFORMATION (CONTINUED)

long-term has been good. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's advisory fee schedule, noted that the advisory fee schedule contains breakpoints, and concluded that the advisory fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage. The Independent Trustees also considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund. The Independent Trustees noted DMC's use of soft dollars, which may be used for the benefit of the Fund, other Lincoln funds and other clients of DMC.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory (JPIA) and a sub-advisory agreement on behalf of the Fund with DMC (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval. A shareholder meeting to consider these issues is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT WITH JPIA
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the JP Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current management agreement with DMC. The Board was provided information on the management fees for other funds managed or proposed to be managed by JPIA and for the Lipper large-cap core funds expense group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that the Fund's advisory fee was competitive with the fees JPIA charged to comparable funds, and the Fund's advisory fee was well below the average advisory fee of the Lipper large-cap core funds expense group, and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed

                            Social Awareness Fund-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
OTHER FUND INFORMATION (CONTINUED)

advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT WITH DMC
In considering the approval of the Sub-Advisory Agreement between JPIA and DMC, the Independent Trustees considered the nature, extent and quality of services to be provided by DMC under the Sub-Advisory Agreement. The Independent Trustees noted that DMC already provides day-to-day portfolio management services to the Fund as the current investment adviser, and the representation of Funds Management that the Sub-Advisory Agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other sub-advised Lincoln funds. The Independent Trustees reviewed the services to be provided by DMC, the background of the investment professionals servicing the Fund and the reputation and resources of DMC. The Independent Trustees reviewed the Fund's investment performance compared to the Lipper large-cap core funds performance group and a securities market index, and determined that the investment performance of the Fund over the short- and long-term has been good. The Independent Trustees concluded that the services provided by DMC have been, and are expected to be acceptable.

The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate compared to the sub-advisory fee schedules of the Fund's Lipper competitors and the median and average fees of comparable funds provided by Financial Resources Corporation ("FRC"). They noted that the proposed sub-advisory fee rate was competitive with the Lipper competitors and concluded that the proposed sub-advisory fee rate was reasonable. Although no information regarding DMC's estimated profitability as sub-adviser was provided, the Independent Trustees compared the proposed sub-advisory fees to the sub-advisory fee schedules of Lipper competitor funds and the median and average fees of comparable funds provided by FRC and concluded that DMC's profitability was not expected to be unreasonable. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement in connection with the earlier contract renewal process that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Sub-Advisory Agreement for the Fund.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                            Social Awareness Fund-16

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February  1998    Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May 2006
Fort Wayne, IN 46802
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                            Social Awareness Fund-17

                                                       CAPITAL APPRECIATION FUND

                           [DELAWARE INVESTMENTS LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Special Opportunities Fund
                            Annual Report
                            December 31, 2006





                                                      SPECIAL OPPORTUNITIES FUND

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND

INDEX






COMMENTARY

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS

STATEMENT OF NET ASSETS

STATEMENT OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Fund returned 16.05% (Standard Class shares with distributions reinvested) for the fiscal year 2006, while its style specific benchmark, the Russell MidCap Value Index*, returned 20.22%.

Our research indicates that equity markets had another strong year across-the-board in 2006, although the value indices once again had much higher returns than the growth indices. The main factors that continued to drive stock prices significantly higher during 2006 included:

- Corporate profits that generally exceeded expectations.

- Merger and Acquisition (M&A) activity that remained at very high levels.

- Favorable interest rate backdrop, particularly on long-dated issues such as mortgages.

- Ample liquidity throughout the system making credit available to essentially all potential borrowers.

- Strong free-cash flow generation coupled with still modest, but rising capital expenditures.

- Continued stellar returns from Real Estate Investment Trusts (REITs).**

Despite an attractive absolute return for 2006, the Fund's performance trailed that of its benchmark index. The Fund's positioning in the basic industries, energy, business services, financial services and technology sectors all provided relative outperformance vs. the benchmark index. Conversely, the Fund's holdings in capital spending, consumer cyclicals, consumer staples, utilities, health care and REITs underperformed vs. the benchmark index. Stock selection had an overall negative impact on the Fund's performance as did the sector weightings, primarily due to an overweight in healthcare and an underweight in REITs.

We expect that the mid cap value markets should remain strong in 2007 due to ample liquidity in the system, a favorable interest rate backdrop, and continued M&A activity. We do believe that corporate profit growth will not be as strong as it has been during the past few years, and with that, will pay close attention to any signs that inflation is increasing or productivity decreasing as that will present a much less favorable environment for mid cap value equities.

Christopher S. Beck
Michael E. Hughes
Kent P. Madden
Delaware Investments

The views expressed in this commentary are as of the date noted and are subject to change at any time.


Growth of $10,000 invested 12/31/96 through 12/31/06



(LINE GRAPH)

                                          SPECIAL OPPORTUNITIES
                                              FUND STANDARD        RUSSELL MIDCAP
                                               CLASS SHARES          VALUE INDEX
                                          ---------------------    --------------


12/31/96                                         10000.00             10000.00
                                                 12815.00             13437.00
                                                 13685.00             14120.00
                                                 13072.00             14104.00
                                                 15169.00             16810.00
                                                 15496.00             17201.00
                                                 13676.00             15541.00
                                                 18324.00             21457.00
                                                 22494.00             26544.00
                                                 26015.00             29901.00
12/31/06                                         30190.00             35946.00




This chart illustrates, hypothetically, that $10,000 was invested in the Special Opportunities Fund Standard Class shares on 12/31/96. As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $30,190. For comparison, look at how the Russell MidCap Value Index did over the same period. The same $10,000 investment would have grown to $35,946. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                 +16.05%
--------------------------------
Five Years               +14.27%
--------------------------------
Ten Years                +11.68%
--------------------------------



The Service Class shares total return was 15.76% for the year ended 12/31/06 and its average annual total return was 21.25% for the period from 5/19/04 (commencement of operations) to 12/31/06.

 * Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

** REIT's involve risks such as refinancing, economic conditions in the real estate industry, changes in property values, dependency on real estate management, and other risks associated with a portfolio that concentrates its investments in one sector or geographic region.


                          Special Opportunities Fund-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,102.40       0.44%         $2.33
Service Class Shares    1,000.00     1,101.00       0.69%          3.65
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,022.99       0.44%         $2.24
Service Class Shares    1,000.00     1,021.73       0.69%          3.52
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                          Special Opportunities Fund-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND

SECTOR ALLOCATION AND TOP 10 EQUITY HOLDINGS
AS OF DECEMBER 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.




                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

COMMON STOCK                                  96.08%
------------------------------------------------------
Basic Industry                                 9.62%
Business Services                              2.28%
Capital Spending                               4.92%
Conglomerates                                  0.87%
Consumer Cyclical                              3.51%
Consumer Services                             12.52%
Consumer Staples                               4.95%
Energy                                         7.84%
Financial Services                            18.61%
Health Care                                    7.93%
Real Estate                                    3.98%
Technology                                    11.22%
Transportation                                 1.63%
Utilities                                      6.20%
------------------------------------------------------
COMMERCIAL PAPER                               3.78%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              99.86%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.14%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.



                                           PERCENTAGE
TOP 10 EQUITY HOLDINGS                   OF NET ASSETS
------------------------------------------------------

Marathon Oil                                   1.22%
Reynolds American                              1.14%
Edison International                           1.11%
Federated Department Stores                    1.08%
Nucor                                          1.06%
FMC                                            1.03%
Newfield Exploration                           0.98%
Johnson Controls                               0.95%
Loews                                          0.95%
Public Service Enterprise Group                0.92%
------------------------------------------------------





                          Special Opportunities Fund-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND STATEMENT OF NET ASSETS
December 31, 2006




                                     NUMBER OF        MARKET
                                       SHARES          VALUE
                                                      (U.S.$)


     COMMON STOCK-96.08%
     BASIC INDUSTRY-9.62%
     Ball........................       134,600    $ $5,868,560
     Eastman Chemical............        66,800       3,961,908
     FMC.........................       110,200       8,435,810
     IPSCO.......................        61,300       5,754,231
     Lubrizol....................        58,600       2,937,618
     Masco.......................       156,200       4,665,694
     Monsanto....................       108,400       5,694,252
     Nucor.......................       158,000       8,636,280
  +  Pactiv......................       163,800       5,846,022
     PPG Industries..............        63,500       4,077,335
     RPM International...........       181,500       3,791,535
     Sherwin-Williams............        92,000       5,849,360
     Sigma-Aldrich...............        55,000       4,274,600
     Sonoco Products.............        94,900       3,611,894
     St. Joe.....................        94,700       5,073,079
                                                   ------------
                                                     78,478,178
                                                   ------------
     BUSINESS SERVICES-2.28%
     Brink's.....................       117,000       7,478,640
     Donnelley (R.R.) & Sons.....       136,100       4,836,994
     Manpower....................        83,400       6,249,162
                                                   ------------
                                                     18,564,796
                                                   ------------
     CAPITAL SPENDING-4.92%
     Cummins.....................        57,000       6,736,260
  +  Energizer Holdings..........        68,000       4,827,320
     Harsco......................        81,900       6,232,590
     Ingersoll-Rand Class A......        63,800       2,496,494
     PACCAR......................        81,000       5,256,900
     Parker Hannifin.............        60,500       4,651,240
     Republic Services Class A...       120,300       4,892,601
     Timken......................       172,700       5,039,386
                                                   ------------
                                                     40,132,791
                                                   ------------
     CONGLOMERATES-0.87%
     Textron.....................        75,700       7,098,389
                                                   ------------
                                                      7,098,389
                                                   ------------
     CONSUMER CYCLICAL-3.51%
     Borg Warner.................        56,200       3,316,924
     Centex......................        63,200       3,556,264
     D.R. Horton.................       165,533       4,384,969
     Eaton.......................        43,600       3,276,104
     Furniture Brands
      International.............        149,100       2,419,893
     Johnson Controls............        90,400       7,767,168
     KB HOME.....................        76,800       3,938,304
                                                   ------------
                                                     28,659,626
                                                   ------------
     CONSUMER SERVICES-12.52%
  +  AutoNation..................       108,321       2,309,404
     Belo Class A................       239,500       4,402,010
     Brunswick...................       178,400       5,690,960
     CVS.........................       150,200       4,642,682
  +  Dollar Tree Stores..........       212,700       6,402,270
     Eastman Kodak...............       126,000       3,250,800
     Federated Department
      Stores....................        230,000       8,769,900
     Fortune Brands..............        80,200       6,848,278
     Harrah's Entertainment......        60,125       4,973,540
     Hasbro......................       123,000       3,351,750
     Jones Apparel Group.........       107,000       3,577,010
     Marriott International Class
      A.........................        154,800       7,387,056
  +  Mediacom Communications.....       270,800       2,177,232
     Meredith....................       131,700       7,421,295
     PETsMART....................       173,000       4,992,780
     Ross Stores.................       243,400       7,131,620
  +  Saks........................       153,900       2,742,498
     ServiceMaster...............       190,300       2,494,833
     Starwood Hotels & Resorts
      Worldwide.................         52,000       3,250,000
     Tiffany & Co................       118,700       4,657,788
     VF..........................        68,800       5,647,104
                                                   ------------
                                                    102,120,810
                                                   ------------
     CONSUMER STAPLES-4.95%
     Archer-Daniels-Midland......       201,300       6,433,548
     Bunge Limited...............        57,900       4,198,329
  +  Constellation Brands Class
      A.........................        217,200       6,303,144
     Del Monte Foods.............       422,300       4,657,969
     Hershey.....................        60,000       2,988,000
     Reynolds American...........       142,000       9,296,740
  +  Smithfield Foods............       143,900       3,692,474
     Tyson Foods Class A.........       168,900       2,778,405
                                                   ------------
                                                     40,348,609
                                                   ------------
     ENERGY-7.84%
     Chesapeake Energy...........       136,500       3,965,325
     El Paso.....................       407,500       6,226,600
     ENSCO International.........       123,100       6,162,386
     Equitable Resources.........       152,600       6,371,050
     KeySpan.....................        87,000       3,582,660
     Marathon Oil................       107,400       9,934,500
  +  Newfield Exploration........       173,500       7,972,325
     Questar.....................        49,000       4,069,450
     Rowan.......................       153,600       5,099,520
     Sempra Energy...............       107,000       5,988,790
     Williams....................       175,000       4,571,000
                                                   ------------
                                                     63,943,606
                                                   ------------
     FINANCIAL SERVICES-18.61%
     AMBAC Financial Group.......        67,600       6,021,132
     American Financial Group....       199,050       7,147,886
     Associated Banc-Corp........       124,500       4,342,560
     Bank of Hawaii..............       121,100       6,533,345
     Bear Stearns................        46,000       7,487,880
     Berkley (W.R.)..............       177,750       6,134,153
     CIT Group...................        93,200       5,197,764
     Colonial BancGroup..........       258,700       6,658,938
     Compass Bancshares..........        91,900       5,481,835

                          Special Opportunities Fund-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND STATEMENT OF NET ASSETS (CONTINUED)

                                     NUMBER OF        MARKET
                                       SHARES          VALUE
                                                      (U.S.$)

     COMMON STOCK (CONTINUED)
     FINANCIAL SERVICES (CONTINUED)
     Edwards (A.G.)..............        58,400    $  3,696,136
     Everest Re Group............        19,000       1,864,090
     Fidelity National Financial
      Class A...................        114,422       2,732,397
     First Horizon National......        96,200       4,019,236
     Loews.......................       186,000       7,713,419
     Manulife Financial..........       173,526       5,863,444
     Marshall & Ilsley...........        73,800       3,550,518
     MBIA........................        89,900       6,568,094
     Nationwide Financial
      Services Class A..........         59,600       3,230,320
     Northern Trust..............        77,500       4,703,475
     Old Republic International..       144,750       3,369,780
     Popular.....................       181,600       3,259,720
     Protective Life.............        71,000       3,372,500
     Radian Group................        72,000       3,881,520
     Raymond James Financial.....       116,550       3,532,631
     Regions Financial...........       130,000       4,862,000
     Reinsurance Group of
      America...................        111,800       6,227,260
     St. Paul Travelers..........       103,500       5,556,915
     StanCorp Financial Group....       115,200       5,189,760
     TCF Financial...............        99,800       2,736,516
     Torchmark...................        76,000       4,845,760
     Zions Bancorporation........        72,100       5,943,924
                                                   ------------
                                                    151,724,908
                                                   ------------
     HEALTH CARE-7.93%
     Aetna.......................       125,200       5,406,136
     Becton, Dickinson...........        68,700       4,819,305
     CIGNA.......................        44,400       5,841,708
  +  Community Health Systems....       137,000       5,003,240
  +  Health Net Class A..........       101,100       4,919,526
  +  Lincare Holdings............        61,600       2,454,144
     McKesson....................       128,400       6,509,880
  +  MedImmune...................        68,100       2,204,397
     Mylan Laboratories..........       205,300       4,097,788
     Omnicare....................       116,600       4,504,258
     Service Corp International..       603,300       6,183,825
  +  Tenet Healthcare............       270,600       1,886,082
     Universal Health Services
      Class B...................        119,900       6,646,057
  +  Watson Pharmaceuticals......       161,800       4,211,654
                                                   ------------
                                                     64,688,000
                                                   ------------
     REAL ESTATE-3.98%
     Apartment Investment &
      Management................         57,300       3,209,946
     Archstone-Smith Trust.......       103,800       6,042,198
     Boston Properties...........        60,600       6,779,928
     Kimco Realty................       117,600       5,286,120
     Mack-Cali Realty............        63,200       3,223,200
     New Plan Excel Realty
      Trust.....................        109,900       3,020,052
     Simon Property Group........        48,300       4,892,307
                                                   ------------
                                                     32,453,751
                                                   ------------
     TECHNOLOGY-11.22%
     Acxiom......................       233,600       5,991,840
  +  Adobe Systems...............        94,600       3,889,952
  +  Agilent Technologies........       134,400       4,683,840
  +  Alliant Techsystems.........        30,900       2,416,071
  +  Apple Computer..............        51,900       4,403,196
  +  Avnet.......................       132,200       3,375,066
  +  BEA Systems.................       587,700       7,393,266
     CDW.........................        76,600       5,386,512
  +  Citrix Systems..............        85,400       2,310,070
  +  Computer Sciences...........        77,200       4,120,164
  +  Compuware...................       815,900       6,796,447
     Goodrich....................        83,800       3,817,090
     National Semiconductor......       154,800       3,513,960
     Pitney Bowes................        37,200       1,718,268
  +  Polycom.....................       111,300       3,440,283
     Rockwell Automation.........       121,300       7,409,004
  +  Sanmina-SCI.................       360,300       1,243,035
  +  Sybase......................       233,900       5,777,330
  +  Synopsys....................       249,200       6,661,116
     Tektronix...................        92,400       2,695,308
  +  Thermo Electron.............        98,500       4,461,065
                                                   ------------
                                                     91,502,883
                                                   ------------
     TRANSPORTATION-1.63%
     Canadian National Railway...       104,100       4,479,423
     CSX.........................       134,600       4,634,278
  +  YRC Worldwide...............       110,900       4,184,257
                                                   ------------
                                                     13,297,958
                                                   ------------
     UTILITIES-6.20%
     CenturyTel..................       103,100       4,501,346
     Edison International........       199,900       9,091,452
     Energy East.................       232,600       5,768,480
     PG&E........................       133,100       6,299,623
     PPL.........................       186,000       6,666,240
     Public Service Enterprise
      Group.....................        113,300       7,520,854
     TXU.........................       120,000       6,505,200
     Wisconsin Energy............        88,000       4,176,480
                                                   ------------
                                                     50,529,675
                                                   ------------
     TOTAL COMMON STOCK
      (COST $479,394,864).......                    783,543,980
                                                   ------------


                                     PRINCIPAL
                                       AMOUNT
                                      (U.S.$)

 =/  COMMERCIAL PAPER-3.78%
     Anheuser Busch 5.241%
      1/2/07....................    $15,000,000      14,997,817
     Ciesco 5.322% 1/2/07........    15,810,000      15,807,663
                                                   ------------
     TOTAL COMMERCIAL PAPER
      (COST $30,805,480)........                     30,805,480
                                                   ------------







                          Special Opportunities Fund-5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND STATEMENT OF NET ASSETS (CONTINUED)



TOTAL MARKET VALUE OF SECURITIES-99.86% (COST $510,200,344)...................   $814,349,460
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.14%.........................      1,179,001
                                                                                 ------------
NET ASSETS APPLICABLE TO 18,514,284 SHARES OUTSTANDING-100.00%................   $815,528,461
                                                                                 ============
NET ASSET VALUE-SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($807,158,097 /
  18,324,072 SHARES)..........................................................        $44.049
                                                                                      =======
NET ASSET VALUE-SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($8,370,364 / 190,212
  SHARES).....................................................................        $44.005
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $451,458,263
Undistributed net investment income...........................................      2,772,329
Accumulated net realized gain on investments..................................     57,149,127
Net unrealized appreciation of investments and foreign currencies.............    304,148,742
                                                                                 ------------
Total net assets..............................................................   $815,528,461
                                                                                 ============




----------



   +  Non-income producing security for the year ended December 31, 2006.
  =/  The interest rate shown is the effective yield as of the time of purchase.



                             See accompanying notes


                          Special Opportunities Fund-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2006







INVESTMENT INCOME:
Dividends...........................   $ 12,968,741
Interest............................      1,618,538
Foreign tax withheld................        (31,382)
                                       ------------
                                         14,555,897
                                       ------------
EXPENSES:
Management fees.....................      2,939,146
Accounting and administration
  expenses..........................        356,370
Reports and statements to
  shareholders......................         80,670
Professional fees...................         31,033
Custodian fees......................         24,199
Distribution expenses-Service
  Class.............................         14,129
Trustees' fees......................          8,000
Other...............................         19,679
                                       ------------
                                          3,473,226
Less expense paid indirectly........         (4,226)
                                       ------------
Total operating expenses............      3,469,000
                                       ------------
NET INVESTMENT INCOME...............     11,086,897
                                       ------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES:
Net realized gain (loss) on:
Investments.........................     58,030,487
Foreign currencies..................         (1,677)
                                       ------------
Net realized gain...................     58,028,810
Net change in unrealized
 appreciation/depreciation of
 investments and foreign
 currencies........................      48,826,027
                                       ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCIES........................     106,854,837
                                       ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS...................    $117,941,734
                                       ============




                             See accompanying notes


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS




                                         YEAR ENDED
                                  12/31/06       12/31/05
                                ------------   ------------


INCREASE IN NET ASSETS FROM
 OPERATIONS:
Net investment income........   $ 11,086,897   $ 10,920,021
Net realized gain on
 investments and foreign
 currencies.................      58,028,810     30,640,134
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies.................      48,826,027     61,814,425
                                ------------   ------------
Net increase in net assets
 resulting from operations..     117,941,734    103,374,580
                                ------------   ------------

DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class.............      (9,852,599)    (8,297,617)
 Service Class..............         (74,402)       (23,209)
Net realized gain on
 investments:
 Standard Class.............     (28,840,373)   (22,898,798)
 Service Class..............        (182,924)       (32,658)
                                ------------   ------------
                                 (38,950,298)   (31,252,282)
                                ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.............      17,196,895     37,157,061
 Service Class..............       4,349,791      2,850,470
Net asset value of shares
 issued upon reinvestment of
 dividends and
 distributions:
 Standard Class.............      38,692,972     31,196,415
 Service Class..............         257,326         55,867
                                ------------   ------------
                                  60,496,984     71,259,813
                                ------------   ------------
Cost of shares repurchased:
 Standard Class.............     (91,213,202)   (28,435,069)
 Service Class..............        (109,975)       (54,047)
                                ------------   ------------
                                 (91,323,177)   (28,489,116)
                                ------------   ------------
Increase (Decrease) in net
 assets derived from capital
 share transactions.........     (30,826,193)    42,770,697
                                ------------   ------------
NET INCREASE IN NET ASSETS...     48,165,243    114,892,995

NET ASSETS:
Beginning of year............    767,363,218    652,470,223
                                ------------   ------------
End of year (including
 undistributed net
 investment income of
 $2,772,329 and $3,335,539,
 respectively)..............    $815,528,461   $767,363,218
                                ============   ============




                             See accompanying notes


                          Special Opportunities Fund-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                  SPECIAL OPPORTUNITIES FUND STANDARD CLASS
                                                                                  YEAR ENDED
                                               12/31/06         12/31/05         12/31/04         12/31/03(1)         12/31/02
                                               -------------------------------------------------------------------------------


Net asset value, beginning of period........   $ 39.849         $ 36.112         $ 29.753           $ 22.471          $ 26.006

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)....................      0.583            0.581            0.452              0.390             0.418
Net realized and unrealized gain (loss) on
 investments and foreign currencies........       5.688            4.839            6.292              7.227            (3.467)
                                               --------         --------         --------           --------          --------
Total from investment operations............      6.271            5.420            6.744              7.617            (3.049)
                                               --------         --------         --------           --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................     (0.537)          (0.436)          (0.385)            (0.335)           (0.365)
Net realized gain on investments............     (1.534)          (1.247)              --                 --            (0.121)
                                               --------         --------         --------           --------          --------
Total dividends and distributions...........     (2.071)          (1.683)          (0.385)            (0.335)           (0.486)
                                               --------         --------         --------           --------          --------

Net asset value, end of period..............   $ 44.049         $ 39.849         $ 36.112           $ 29.753          $ 22.471
                                               ========         ========         ========           ========          ========

Total return(3).............................     16.05%           15.65%           22.76%             33.99%           (11.75%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....   $807,158         $764,088         $652,224           $541,170          $439,984
Ratio of expenses to average net assets.....      0.44%            0.45%            0.47%              0.52%             0.47%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly................................       0.44%            0.45%            0.47%              0.52%             0.49%
Ratio of net investment income to average
 net assets................................       1.40%            1.55%            1.43%              1.56%             1.67%
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly...................       1.40%            1.55%            1.43%              1.56%             1.65%
Portfolio turnover..........................        11%              13%              36%                80%               55%



----------
(1)Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes


                          Special Opportunities Fund-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                             SPECIAL OPPORTUNITIES FUND SERVICE CLASS
                                                                                 5/19/04(1)
                                                 YEAR ENDED                          TO
                                       12/31/06             12/31/05              12/31/04
                                       ----------------------------------------------------


Net asset value, beginning of
 period............................     $39.817              $36.099               $29.463

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)............      0.479                0.485                 0.234
Net realized and unrealized gain on
 investments and foreign
 currencies........................       5.677                4.834                 6.747
                                        -------              -------               -------
Total from investment operations....      6.156                5.319                 6.981
                                        -------              -------               -------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income...............     (0.434)              (0.354)               (0.345)
Net realized gain on investments....     (1.534)              (1.247)                   --
                                        -------              -------               -------
Total dividends and distributions...     (1.968)              (1.601)               (0.345)
                                        -------              -------               -------

Net asset value, end of period......    $44.005              $39.817               $36.099
                                        =======              =======               =======

Total return(3).....................     15.76%               15.36%                24.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)..........................     $ 8,370              $ 3,275               $   246
Ratio of expenses to average net
 assets............................       0.69%                0.70%                 0.72%
Ratio of net investment income to
 average net assets................       1.15%                1.30%                 1.19%
Portfolio turnover..................        11%                  13%                 36%(4)



----------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

                             See accompanying notes


                          Special Opportunities Fund-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Special Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold directly or indirectly to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products.

Effective May 1, 2007, the Fund will be renamed LVIP Delaware Special Opportunities Fund.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all Funds of the Trust were allocated equally to each Fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all Funds of the Trust will be allocated to each Fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for

                          Special Opportunities Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $20,464 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2006, fees for these support services amounted to $317,668.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, the Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $13,702.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2006, the Fund had liabilities payable to affiliates as follows:



Management Fees Payable to DMC.........   $256,081
Accounting and Administration Fees
  Payable to DSC.......................     54,016
Administration Fees Payable to Lincoln
  Life.................................      2,083
Distribution Fees Payable to the
  Companies............................      1,739


Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2006, the Fund made purchases of $83,728,547 and sales of $133,143,326 of investment securities other than short-term investments.

At December 31, 2006, the cost of investments for federal income tax purposes was $510,270,325. At December 31, 2006, net unrealized appreciation was $304,079,135, of which $314,015,120 related to unrealized appreciation of investments and $9,935,985 related to unrealized depreciation of investments.


                          Special Opportunities Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:


                                   YEAR                YEAR
                                  ENDED               ENDED
                                 12/31/06            12/31/05
                               -----------         -----------


Ordinary income.............   $ 9,927,001         $ 8,921,701
Long-term capital gain......    29,023,297          22,330,581
                               -----------         -----------
Total.......................   $38,950,298         $31,252,282
                               ===========         ===========



In addition, the Fund declared an ordinary income consent dividend of $2,909,453 for the year ended December 31, 2005. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:



Shares of beneficial interest........   $451,458,263
Undistributed ordinary income........      6,953,253
Undistributed long-term capital
  gain...............................     53,038,783
Post-October currency losses.........           (599)
Unrealized appreciation of
  investments and foreign
  currencies.........................    304,078,761
                                        ------------
Net assets...........................   $815,528,461
                                        ============



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


 UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED      PAID-IN
    INCOME         GAIN (LOSS)      CAPITAL
--------------    ------------    ----------


 ($1,723,106)     $(1,186,347)    $2,909,453





                          Special Opportunities Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                    YEAR               YEAR
                                    ENDED             ENDED
                                  12/31/06           12/31/05
                                 ----------         ---------


Shares sold:
  Standard Class.............       415,788           995,264
  Service Class..............       104,358            75,301
Shares issued upon
  reinvestment of dividends
  and distributions:
  Standard Class.............       932,455           872,735
  Service Class..............         6,198             1,544
                                 ----------         ---------
                                  1,458,799         1,944,844
                                 ----------         ---------
Shares repurchased:
  Standard Class.............    (2,198,882)         (754,579)
  Service Class..............        (2,586)           (1,431)
                                 ----------         ---------
                                 (2,201,468)         (756,010)
                                 ----------         ---------
Net increase (decrease).......     (742,669)        1,188,834
                                 ==========         =========





7. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the agreement. The Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


                          Special Opportunities Fund-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust -- Special Opportunities Fund

We have audited the accompanying statement of net assets of the Special Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Special Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                          Special Opportunities Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2006, the Fund designates dividends and distributions paid during the year as follows:


     (A)                 (B)
  LONG-TERM            ORDINARY
 CAPITAL GAIN           INCOME              TOTAL                (C)
DISTRIBUTIONS       DISTRIBUTIONS       DISTRIBUTIONS        QUALIFYING
 (TAX BASIS)         (TAX BASIS)         (TAX BASIS)        DIVIDENDS(1)
-------------       -------------       -------------       ------------


      75%                25%                 100%                76%


----------

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

PROXY RESULTS (UNAUDITED)
The Special Opportunities Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING        TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES          VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ----------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger.............................       19,277,343     19,276,845      94.94%       5.05%        0.00%
  Nancy L. Frisby................................       19,277,343     19,276,845      90.16%       9.83%        0.00%
  Gary D. Lemon..................................       19,277,343     19,276,845      95.24%       4.75%        0.00%
  Kenneth G. Stella..............................       19,277,343     19,276,845      94.89%       5.10%        0.00%
  David H. Windley...............................       19,277,343     19,276,845      95.04%       4.95%        0.00%


----------

* Amounts shown are percentages of outstanding shares on record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AGREEMENT
On August 14, 2006, the Board of Trustees met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, for the Special Opportunities Fund (the "Fund"). The Independent Trustees reviewed materials provided by DMC and Lincoln Life prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC and Lincoln Life provided extensive information in response to this request. Among other information, Lincoln Life and DMC provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including the Form ADV of DMC, information about profitability and financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for the Fund compared to a performance peer group of funds and data comparing the Fund's advisory fees and expense ratio to an expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement.

In considering approval of the renewal of the investment advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to renew the investment advisory agreement. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory agreement.

The Independent Trustees considered the nature, extent and quality of services provided by DMC for the Fund and considered DMC's response to a request for information from Lincoln Life, the experience of the portfolio managers and other investment personnel and the compensation structure for these individuals, information about DMC's brokerage allocation process and compliance and regulatory matters. The Independent Trustees concluded that the services provided by DMC were acceptable. The Board was provided information on the advisory fees DMC charges to other funds and its institutional account fee schedule. The Independent Trustees reviewed the advisory fee and the total expense ratio for the Fund compared to management fees and total expense ratio information for the Fund's Lipper expense peer group. The Independent Trustees considered that the Fund's advisory fee was significantly below the average of the Fund's expense peer group and concluded that the Fund's advisory fee was reasonable. The Independent Trustees reviewed the Fund's investment performance compared to its Lipper performance peer group and a securities market index, noted that the Fund's short and long-term performance has been above average with short-term performance well above average and determined that the investment performance of the Fund has been good. They also considered the profitability to DMC with respect to the Fund on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Fund was not unreasonable. The Independent

                          Special Opportunities Fund-15

Trustees considered the Fund's advisory fee schedule, noted that the advisory fee schedule contains breakpoints, and concluded that the advisory fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage. The Independent Trustees also considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Fund. The Independent Trustees noted DMC's use of soft dollars, which may be used for the benefit of the Fund, other Lincoln funds and other clients of DMC.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Fund and Jefferson Pilot Investment Advisory (JPIA) and a sub-advisory agreement on behalf of the Fund with DMC (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval. A shareholder meeting to consider these issues is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Fund's annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT WITH JPIA
In considering the approval of the Proposed Advisory Agreement for the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Fund's current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the JP Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Fund and that certain Lincoln Life personnel would also be providing services to the Fund on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current management agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for the Fund's Lipper expense peer group. The Independent Trustees reviewed the Fund's advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that, the Fund's advisory fee was competitive with the fees JPIA charges to comparable funds, and the Fund's advisory fee was significantly below the average advisory fee of its Lipper expense peer group, and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to the Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of the Fund was not unreasonable. The Independent Trustees considered the Fund's proposed advisory fee schedule, noted it contains breakpoints, and concluded that the fee schedule reflects a sharing with the Fund of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Fund, and noted that affiliates of JPIA provide various services to the Fund.

After carefully considering the noted information, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Advisory Agreement.


                          Special Opportunities Fund-16

APPROVAL OF SUB-ADVISORY AGREEMENT WITH DMC
In considering the approval of the Sub-Advisory Agreement between JPIA and DMC, the Independent Trustees considered the nature, extent and quality of services to be provided by DMC under the Sub-Advisory Agreement. The Independent Trustees noted that DMC already provides day-to-day portfolio management services to the Fund as the current investment adviser, and the representation of Funds Management that the Sub-Advisory Agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other sub-advised Lincoln funds. The Independent Trustees reviewed the services to be provided by DMC, the background of the investment professionals servicing the Fund and the reputation and resources of DMC. The Independent Trustees reviewed the Fund's investment performance compared to its Lipper performance peer group and a securities market index, noted that the Fund's short- and long-term performance has been above average with short-term performance well above average and determined that the investment performance of the Fund has been good. The Independent Trustees concluded that the services provided by DMC have been, and are expected to be acceptable.

The Independent Trustees considered that JPIA will compensate DMC from its fees and reviewed the proposed sub-advisory fee. The Independent Trustees considered the proposed sub-advisory fee rate compared to the sub-advisory fee schedules of the Fund's Lipper competitors and the median and average fees of comparable funds provided by Financial Research Corporation ("FRC"). They noted that the proposed sub-advisory fee rate was competitive with its Lipper competitors and concluded that the proposed sub-advisory fee rate was reasonable. Although no information regarding DMC's estimated profitability as sub-adviser was provided, the Independent Trustees compared the proposed sub-advisory fees to the sub-advisory fee schedules of Lipper competitor funds and the median and average fees of comparable funds provided by FRC and concluded that DMC's profitability was not expected to be unreasonable. The Independent Trustees considered other benefits available to DMC because of its relationship to the Fund and considered DMC's statement in connection with the earlier contract renewal process that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients and may have an enhanced ability to obtain research services through the allocation of fund brokerage.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the Sub-Advisory Agreement for the Fund.

APPOINTMENT OF TRUSTEES
On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                          Special Opportunities Fund-17

OFFICER/TRUSTEE INFORMATION



                                                                                                        NUMBER OF
                                                                                                         FUNDS IN
                                                                                                          TRUST
                         POSITION(S)      TERM OF OFFICE                                                 COMPLEX
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY
    YEAR OF BIRTH         THE TRUST       TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE

--------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,         Chairman since    Vice President, The Lincoln National             19
Clevenger(1)           President         August 1995;      Life Insurance Company. Executive Vice
1300 S. Clinton        and Trustee       President and     President, Lincoln Retirement Services
Street                                   Trustee since     Company, LLC; Second Vice President,
Fort Wayne, IN 46802                     November 1994     Lincoln Life & Annuity Company of New
YOB: 1952                                                  York
Nancy L. Frisby        Trustee           Trustee since     Senior Vice President and Chief                  19
1300 S. Clinton                          April 1992        Financial Officer, DeSoto Memorial
Street                                                     Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                       Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                  University of Miami School of Medicine;
                                                           formerly Vice President and Chief
                                                           Financial Officer, St. Joseph Medical
                                                           Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health             19
1300 S. Clinton                          February 1998     Association
Street
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee           Advisory          Professor of Economics and Management,           19
1300 S. Clinton                          Trustee           DePauw University
Street                                   since November
Fort Wayne, IN 46802                     2004;
YOB: 1948                                Trustee since
                                         February 2006
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC               19
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
YOB: 1943
Cynthia A. Rose(1)     Secretary         Secretary since   Secretary, Lincoln VIP Trust                    N/A
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief             Chief             Second Vice President, The Lincoln              N/A
Jr.(1)                 Accounting        Accounting        National Life Insurance Company
1300 S. Clinton        Officer           Officer since
Street                                   May 2006
Fort Wayne, IN 46802
YOB: 1961
Rise' C.M. Taylor(1)   Vice President    Vice President    Vice President and Treasurer, The               N/A
1300 S. Clinton        and Treasurer     and               Lincoln National Life Insurance Company;
Street                                   Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                     May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                  York
Kevin J. Adamson(1)    Second Vice       Second Vice       Second Vice President, Director of Funds        N/A
1300 S. Clinton        President         President since   Managements, Lincoln Life; formerly:
Street                                   May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                       Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief             Chief             Assistant Vice President and Senior             N/A
1300 S. Clinton        Compliance        Compliance        Compliance Officer, Delaware
Street                 Officer           Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                     November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------

Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                          Special Opportunities Fund-18

                                                                   PROFILE FUNDS

                                 [WILSHIRE LOGO]

                            Lincoln Variable
                            Insurance Products Trust-
                            Profile Funds:
                              Conservative Profile Fund
                              Moderate Profile Fund
                              Moderately Aggressive

                                 Profile Fund

                              Aggressive Profile Fund

                            Annual Report

                            December 31, 2006






                                                                   PROFILE FUNDS

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-


PROFILE FUNDS

INDEX






COMMENTARIES

DISCLOSURE OF FUND EXPENSES

SECTOR ALLOCATIONS

STATEMENTS OF NET ASSETS

STATEMENTS OF ASSETS AND LIABILITIES

STATEMENTS OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER FUND INFORMATION

OFFICER/TRUSTEE INFORMATION


LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
PROFILE FUNDS


ANNUAL REPORT COMMENTARY
For the period ended December 31, 2006

Managed by:
                                                                         ( LOGO)

The Lincoln VIP Conservative Profile Fund returned 9.34% (Standard Class shares with distributions reinvested) for the year, while its customized benchmark, 60% Lehman Brothers Aggregate Index*, 35% Dow Jones Wilshire 5000 Index** and 5% MSCI EAFE Index***, returned 9.34% for the same period.
The Lincoln VIP Moderate Profile Fund returned 12.04% (Standard Class shares with distributions reinvested) for the year, while its customized benchmark, 45% Dow Jones Wilshire 5000 Index**, 40% Lehman Brothers Aggregate Index*, 10% MSCI EAFE Index*** and 5% MSCI Emerging Markets Free Index****, returned 12.99% for the same period.
The Lincoln VIP Moderately Aggressive Profile Fund returned 14.14% (Standard Class shares with distributions reinvested) for the year, while its customized benchmark, 60% Dow Jones Wilshire 5000 Index**, 20% Lehman Brothers Aggregate Index*, 15% MSCI EAFE Index*** and 5% MSCI Emerging Markets Free Index****, returned 16.24% for the same period.
The Lincoln VIP Aggressive Profile Fund returned 16.54% (Standard Class shares with distributions reinvested) for the year, while its customized benchmark, 70% Dow Jones Wilshire 5000 Index**, 20% MSCI EAFE Index*** and 10% MSCI Emerging Markets Free Index****, returned 19.64% for the same period.
Each of the four Profile Funds demonstrated solid absolute returns for 2006. The return patterns of each of the underlying investment companies held by the Profile Funds was positive, however many of the equity funds trailed their respective benchmarks and failed to keep track with the broader equity market, particularly those funds with more pronounced growth orientations. Exposure to international equities positively impacted the portfolio returns of each of the Profile Funds as this subset of the market continued to provide a strong source of absolute return. Although the Jefferson Pilot Variable Fund International Equity Portfolio and the Delaware VIP Emerging Markets Series advanced to provide positive absolute returns, both lagged their benchmarks, which detracted from alpha at the portfolio level. Value stocks maintained their dominance over growth for 2006, extending a secular trend that has been in place for several years. In contrast to 2005, the domestic equity growth funds employed in each of the Profile Funds faired poorly; each trailed their respective benchmarks and the broad market as a whole, which served as a drag on overall Fund performance. The Conservative Profile Fund's 58% allocation to fixed income securities provided a level of performance consistency throughout the year, as all four fixed income funds performed well. On the domestic equity front, the Fund's large cap value exposure served to bolster total return, but growth exposure served as a drag on aggregate return.
Although absolute performance was solid for the year, the Moderate Profile Fund's relative performance was weakened by its 22% allocation to U.S. growth stocks, as this subset of the market struggled throughout the year. Diversified international exposure and fixed income exposure served to anchor the Fund's performance consistency and helped bolster overall return.
The Moderately Aggressive Profile Fund performed well in absolute terms, but underperformed its blended benchmark as many of the underlying growth funds underperformed and trailed the broader market averages for the year. Bright spots for the Fund included the international component as well as the domestic large cap value segment, as both performed favorably.
The Aggressive Profile Fund benefited from its 33% allocation to international equities but was weakened by its exposure to growth stocks. Of the twelve equity funds, the standout performers were the Delaware VIP Value Series and the Lincoln VIP International Fund, as both outperformed their benchmarks and the broader equity market for the year.
We are pleased with the Profile Funds' risk-adjusted performance to date and we continue to like the return opportunities present in the current universe of underlying fund options.
In 2007, we will continue to monitor each portfolio's strategic asset allocation and will optimize the fund weightings in response to changing market conditions and opportunity sets.

Chip Castille
Victor Zhang

Conservative Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/06


(LINE GRAPH)

                                          CONSERVATIVE PROFILE      DOW JONES
                                              FUND STANDARD       WILSHIRE 5000    LEHMAN BROTHERS    MSCI EAFE
                                              CLASS SHARES            INDEX        AGGREGATE INDEX      INDEX
                                          --------------------    -------------    ---------------    ---------


05/03/05                                        10000.00             10000.00          10000.00        10000.00
12/31/05                                        10591.00             11125.00          10155.00        11674.00
12/31/06                                        11580.00             12880.00          10595.00        14809.00




This chart illustrates, hypothetically, that $10,000 was invested in the Conservative Profile Fund Standard Class shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $11,580. For comparison, look at how the indices did from 5/2/05 through 12/31/06. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total returns
on investment                            Ended
Standard Class Shares                    12/31/06
-------------------------------------------------


One Year                                   +9.34%
-------------------------------------------------
Inception(5/3/05)                          +9.21%
-------------------------------------------------



The Service Class shares total return was 9.07% for the year ended 12/31/06 and its average annual total return was 8.94% for the period from 5/3/05 (commencement of operations) to 12/31/06.

    * Lehman Brothers Aggregate Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index.

  ** Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

 *** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

**** MSCI Emerging Markets Free Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.


                                 Profile Funds-1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
PROFILE FUNDS





Moderate Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/06



(LINE GRAPH)

                                          MODERATELY AGGRESSIVE
                                               PROFILE FUND          DOW JONES
                                              STANDARD CLASS       WILSHIRE 5000    LEHMAN BROTHERS    MSCI EAFE    MSCI EMERGING
                                                  SHARES               INDEX        AGGREGATE INDEX      INDEX      MARKETS INDEX
                                          ---------------------    -------------    ---------------    ---------    -------------


05/03/05                                          10000                10000             10000           10000          10000
12/31/05                                          11100                11125             10155           11674          13560
12/31/06                                          12670                12880             10595           14809          17979




This chart illustrates, hypothetically, that $10,000 was invested in the Moderate Profile Fund Standard Class shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,174. For comparison, look at how the indices did from 5/2/05 through 12/31/06. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total returns
on investment                            Ended
Standard Class Shares                    12/31/06
-------------------------------------------------


One Year                                  +12.04%
-------------------------------------------------
Inception (5/3/05)                        +12.53%
-------------------------------------------------



The Service Class shares total return was 11.77% for the year ended 12/31/06 and its average annual total return was 12.25% for the period from 5/3/05 (commencement of operations) to 12/31/06.


Moderately Aggressive Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/06



(LINE GRAPH)

                                          MODERATELY AGGRESSIVE
                                               PROFILE FUND          DOW JONES
                                              STANDARD CLASS       WILSHIRE 5000    LEHMAN BROTHERS    MSCI EAFE    MSCI EMERGING
                                                  SHARES               INDEX        AGGREGATE INDEX      INDEX      MARKETS INDEX
                                          ---------------------    -------------    ---------------    ---------    -------------


05/03/05                                          10000                10000             10000           10000          10000
12/31/05                                          11100                11125             10155           11674          13560
12/31/06                                          12670                12880             10595           14809          17979




This chart illustrates, hypothetically, that $10,000 was invested in the Moderately Aggressive Profile Fund Standard Class shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,670. For comparison, look at how the indices did from 5/2/05 through 12/31/06. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total
returns
on investment           Ended
Standard Class Shares   12/31/06
--------------------------------


One Year                 +14.14%
--------------------------------
Inception (5/3/05)       +15.26%
--------------------------------



The Service Class shares total return was 13.85% for the year ended 12/31/06 and its average annual total return was 14.97% for the period from 5/3/05 (commencement of operations) to 12/31/06.


                                 Profile Funds-2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
PROFILE FUNDS





Aggressive Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/06



(LINE GRAPH)

                                          AGGRESSIVE PROFILE      DOW JONES
                                             FUND STANDARD      WILSHIRE 5000    MSCI EAFE    MSCI EMERGING
                                             CLASS SHARES           INDEX          INDEX      MARKETS INDEX
                                          ------------------    -------------    ---------    -------------


05/03/05                                       10000.00            10000.00       10000.00       10000.00
12/31/05                                       11392.00            11125.00       11674.00       13560.00
12/31/06                                       13276.00            12880.00       14809.00       17979.00




This chart illustrates, hypothetically, that $10,000 was invested in the Moderate Profile Fund Standard Class shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2006, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $13,276. For comparison, look at how the indices did from 5/2/05 through 12/31/05. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.


Average annual total returns
on investment                   Ended
Standard Class Shares           12/31/06
----------------------------------------


One Year                         +16.54%
----------------------------------------
Inception (5/3/05)               +18.55%
----------------------------------------



The Service Class shares total return was 16.25% for the year ended 12/31/06 and its average annual total return was 18.25% For the period from 5/3/05 (commencement of operations) to 12/31/06.


                                 Profile Funds-3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
PROFILE FUNDS

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

The shareholders of the Fund are limited to insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company's variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account's cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES
The first section of the table, "Actual", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table, "Hypothetical", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CONSERVATIVE PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,079.20       0.30%         $1.57
Service Class Shares    1,000.00     1,077.90       0.55%          2.88
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,023.69       0.30%         $1.53
Service Class Shares    1,000.00     1,022.43       0.55%          2.80
--------------------------------------------------------------------------



LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MODERATE PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,094.40       0.30%         $1.58
Service Class Shares    1,000.00     1,093.10       0.55%          2.90
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,023.69       0.30%         $1.53
Service Class Shares    1,000.00     1,022.43       0.55%          2.80
--------------------------------------------------------------------------



LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MODERATELY AGGRESSIVE PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,109.50       0.30%         $1.60
Service Class Shares    1,000.00     1,108.00       0.55%          2.92
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,023.69       0.30%         $1.53
Service Class Shares    1,000.00     1,022.43       0.55%          2.80
--------------------------------------------------------------------------




                                 Profile Funds-4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE PROFILE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                 Expenses
                       Beginning      Ending                   Paid During
                        Account      Account     Annualized       Period
                         Value        Value        Expense      7/1/06 to
                         7/1/06      12/31/06       Ratio       12/31/06*
--------------------------------------------------------------------------


ACTUAL
Standard Class Shares  $1,000.00    $1,122.10       0.30%         $1.60
Service Class Shares    1,000.00     1,120.80       0.55%          2.94
--------------------------------------------------------------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Standard Class Shares  $1,000.00    $1,023.69       0.30%         $1.53
Service Class Shares    1,000.00     1,022.43       0.55%          2.80
--------------------------------------------------------------------------



* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each of the Funds invests substantially all of its assets in other mutual funds ("underlying funds"). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analyses of an Investment above do not reflect the expenses of the underlying funds.


                                 Profile Funds-5

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2006

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CONSERVATIVE PROFILE FUND


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

AFFILIATED INVESTMENT COMPANIES               99.96%
------------------------------------------------------
Equity Funds                                  32.97%
Fixed Income Funds                            58.41%
International Funds                            8.58%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES              99.96%
------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES                                  0.04%
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------




LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MODERATE PROFILE FUND


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

AFFILIATED INVESTMENT COMPANIES               99.95%
------------------------------------------------------
Equity Funds                                  43.29%
Fixed Income Funds                            38.62%
International Funds                           18.04%
------------------------------------------------------
COMMERCIAL PAPER                               0.23%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES             100.18%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.18%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MODERATELY AGGRESSIVE PROFILE FUND


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

AFFILIATED INVESTMENT COMPANIES               99.93%
------------------------------------------------------
Equity Funds                                  54.68%
Fixed Income Funds                            19.10%
International Funds                           26.15%
------------------------------------------------------
COMMERCIAL PAPER                               0.70%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES             100.63%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.63%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------



LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE PROFILE FUND


                                           PERCENTAGE
SECTOR                                   OF NET ASSETS
------------------------------------------------------

AFFILIATED INVESTMENT COMPANIES              100.64%
------------------------------------------------------
Equity Funds                                  67.34%
International Funds                           33.30%
------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES             100.64%
------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS                                (0.64%)
------------------------------------------------------
TOTAL NET ASSETS                             100.00%
------------------------------------------------------





                                 Profile Funds-6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CONSERVATIVE PROFILE FUND STATEMENT OF NET ASSETS
December 31, 2006




                                        NUMBER       MARKET
                                      OF SHARES       VALUE
                                                    (U.S. $)


     AFFILIATED INVESTMENT COMPANIES-99.96%
     EQUITY FUNDS-32.97%
  *  Delaware VIP Trust-
     +Delaware VIP U.S. Growth
      Series......................    1,424,072   $$11,335,615
      Delaware VIP Value Series...      500,273     11,496,278
  *  Lincoln Variable Insurance
      Products Trust-
     +Aggressive Growth Fund.......     405,075      4,791,225
      Core Fund...................            3             41
     +Growth Fund..................     228,729      2,842,411
                                                  ------------
                                                    30,465,570
                                                  ------------
     FIXED INCOME FUNDS-58.41%
 **  Delaware Group Government
      Funds-
      Inflation Protected Bond
      Fund........................      975,257      9,255,186
  *  Delaware VIP Trust-
      Delaware VIP Diversified
      Income Series...............    3,158,426     31,047,325
      Delaware VIP High Yield
      Series......................      751,369      4,658,486
  *  Lincoln Variable Insurance
      Products Trust-
      Bond Fund...................      712,867      9,010,639
                                                  ------------
                                                    53,971,636
                                                  ------------
     INTERNATIONAL FUNDS 8.58%
     Jefferson Pilot Variable Fund-
      International Equity
      Portfolio...................      264,459      3,993,602
  *  Lincoln Variable Insurance
      Products Trust-
      International Fund..........      173,475      3,938,393
                                                  ------------
                                                     7,931,995
                                                  ------------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST
      $86,537,593)................                  92,369,201
                                                  ------------







TOTAL MARKET VALUE OF SECURITIES-99.96% (COST $86,537,592)....................    92,369,201
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.04%.........................        32,670
                                                                                 -----------
NET ASSETS APPLICABLE TO 8,114,517 SHARES OUTSTANDING-100.00%.................   $92,401,871
                                                                                 ===========
NET ASSET VALUE-CONSERVATIVE PROFILE FUND STANDARD CLASS ($10,473,926 /
  919,427 SHARES).............................................................       $11.392
                                                                                     =======
NET ASSET VALUE-CONSERVATIVE PROFILE FUND SERVICE CLASS ($81,927,945 /
  7,195,090 SHARES)...........................................................       $11.387
                                                                                     =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $86,165,065
Undistributed net investment income...........................................        77,912
Accumulated net realized gain on investments..................................       327,285
Net unrealized appreciation of investments....................................     5,831,609
                                                                                 -----------
Total net assets..............................................................   $92,401,871
                                                                                 ===========





----------



   +  Non-income producing security for the year ended December 31, 2006.
   *  Standard Class shares
  **  Institutional Class shares



                             See accompanying notes


                                 Profile Funds-7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MODERATE PROFILE FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                        NUMBER       MARKET
                                      OF SHARES       VALUE
                                                     (U.S.$)


     AFFILIATED INVESTMENT COMPANIES-99.95%
     EQUITY FUNDS-43.29%
  *  Delaware VIP Trust-
      Delaware VIP Small Cap Value
      Series......................       516,855  $$17,273,308
     +Delaware VIP U.S. Growth
      Series......................     7,647,159    60,871,384
      Delaware VIP Value Series...     2,294,383    52,724,924
  *  Lincoln Variable Insurance
      Products Trust-
     +Aggressive Growth Fund.......    1,490,580    17,630,582
      Core Fund...................     1,858,953    21,885,457
     +Growth Fund..................    1,406,339    17,476,576
                                                  ------------
                                                   187,862,231
                                                  ------------
     FIXED INCOME FUNDS-38.62%
 **  Delaware Group Government
      Funds-Inflation Protected
      Bond Fund...................     1,636,995    15,535,084
  *  Delaware VIP Trust-
      Delaware VIP Diversified
      Income Series...............    11,594,589   113,974,806
      Delaware VIP High Yield
      Series......................     2,775,729    17,209,522
  *  Lincoln Variable Insurance
      Products Trust-Bond Fund....     1,649,372    20,848,062
                                                  ------------
                                                   167,567,474
                                                  ------------
     INTERNATIONAL FUNDS-18.04%
  *  Delaware VIP Trust-Delaware
      VIP Emerging Markets
      Series......................     1,073,862    23,882,699
     Jefferson Pilot Variable
      Fund-International Equity
      Portfolio...................     1,817,049    27,439,260
  *  Lincoln Variable Insurance
      Products Trust-International
      Fund........................     1,187,087    26,950,432
                                                  ------------
                                                    78,272,391
                                                  ------------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST
      $401,307,620)...............                 433,702,096
                                                  ------------


                                      PRINCIPAL
                                        AMOUNT
                                       (U.S.$)

   =/COMMERCIAL PAPER-0.23%
     Anheuser Busch
      5.241% 1/2/07...............   $ 1,005,000     1,004,854
                                                  ------------
     TOTAL COMMERCIAL PAPER
      (COST $1,004,854)...........                   1,004,854
                                                  ------------







TOTAL MARKET VALUE OF SECURITIES 100.18% (COST $402,312,474)..................    434,706,950
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.18%).......................       (788,698)
                                                                                 ------------
NET ASSETS APPLICABLE TO 36,035,677 SHARES OUTSTANDING-100.00%................   $433,918,252
                                                                                 ============
NET ASSET VALUE-MODERATE PROFILE FUND STANDARD CLASS ($39,500,220 / 3,278,776
 SHARES).....................................................................         $12.047
                                                                                      =======
NET ASSET VALUE-MODERATE PROFILE FUND SERVICE CLASS ($394,418,032 / 32,756,901
  SHARES).....................................................................        $12.041
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $398,967,101
Undistributed net investment income...........................................        526,690
Accumulated net realized gain on investments..................................      2,029,985
Net unrealized appreciation of investments....................................     32,394,476
                                                                                 ------------
Total net assets..............................................................   $433,918,252
                                                                                 ============




----------



   +  Non-income producing security for the year ended December 31, 2006.
   *  Standard Class shares
  **  Institutional Class shares
  =/  The interest rate shown is the effective yield as of the time of purchase.



                             See accompanying notes


                                 Profile Funds-8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MODERATELY AGGRESSIVE PROFILE FUND STATEMENT OF NET ASSETS
December 31, 2006




                                       NUMBER       MARKET
                                      OF SHARES      VALUE
                                                    (U.S.$)


     AFFILIATED INVESTMENT COMPANIES-99.93%
     EQUITY FUNDS-54.68%
  *  Delaware VIP Trust-
      Delaware VIP Small Cap Value
      Series......................      263,045  $ $8,790,973
     +Delaware VIP U.S. Growth
      Series......................    5,573,691    44,366,576
      Delaware VIP Value Series...    1,694,236    38,933,538
     Jefferson Pilot Variable Fund-
      Mid-Cap Value Portfolio.....      627,906     9,087,687
      Value Portfolio.............      606,757    15,039,072
  *  Lincoln Variable Insurance
      Products Trust-
     +Aggressive Growth Fund.......   1,012,459    11,975,365
      Core Fund...................    1,770,346    20,842,285
     +Growth Fund..................   1,192,201    14,815,486
                                                 ------------
                                                  163,850,982
                                                 ------------
     FIXED INCOME FUNDS-19.10%
  *  Delaware VIP Trust-
      Delaware VIP Diversified
      Income Series...............    2,626,393    25,817,442
      Delaware VIP High Yield
      Series......................      944,740     5,857,389
  *  Lincoln Variable Insurance
      Products Trust-
      Bond Fund...................    2,021,191    25,547,849
                                                 ------------
                                                   57,222,680
                                                 ------------
     INTERNATIONAL FUNDS-26.15%
  *  Delaware VIP Trust-
      Delaware VIP Emerging
      Markets Series..............      883,196    19,642,288
     Jefferson Pilot Variable Fund-
      International Equity
      Portfolio...................    1,856,648    28,037,242
  *  Lincoln Variable Insurance
      Products Trust-
      International Fund..........    1,351,810    30,690,150
                                                 ------------
                                                   78,369,680
                                                 ------------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST
      $274,875,945)                               299,443,342
                                                 ------------


                                      PRINCIPAL
                                       AMOUNT
                                       (U.S.$)

 =/  COMMERCIAL PAPER-0.70%
     Anheuser Busch 5.241% 1/2/07..  $2,090,000     2,089,696
                                                 ------------
     TOTAL COMMERCIAL PAPER
      (COST $2,089,696)                             2,089,696
                                                 ------------







TOTAL MARKET VALUE OF SECURITIES-100.63% (COST $276,965,641)..................    301,533,038
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.63%).......................     (1,899,178)
                                                                                 ------------
NET ASSETS APPLICABLE TO 23,930,402 SHARES OUTSTANDING-100.00%................   $299,633,860
                                                                                 ============
NET ASSET VALUE-MODERATELY AGGRESSIVE PROFILE FUND STANDARD CLASS ($36,656,456
  / 2,926,047 SHARES).........................................................        $12.528
                                                                                      =======
NET ASSET VALUE-MODERATELY AGGRESSIVE PROFILE FUND SERVICE CLASS ($262,977,404
  / 21,004,355 SHARES)........................................................        $12.520
                                                                                      =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $272,620,233
Undistributed net investment income...........................................        304,456
Accumulated net realized gain on investments..................................      2,141,774
Net unrealized appreciation of investments....................................     24,567,397
                                                                                 ------------
Total net assets..............................................................   $299,633,860
                                                                                 ============





----------



   *  Standard Class Shares
  =/  The interest rate shown is the effective yield as of the time of purchase.
   +  Non-income producing security for the year ended December 31, 2006.



                             See accompanying notes


                                 Profile Funds-9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE PROFILE FUND
STATEMENT OF NET ASSETS
December 31, 2006




                                                     MARKET
                                         NUMBER      VALUE
                                       OF SHARES    (U.S. $)


     AFFILIATED INVESTMENT COMPANIES-100.64%
     EQUITY FUNDS-67.34%
  *  Delaware VIP Trust-
      Delaware VIP Small Cap Value
      Series........................      90,193  $$3,014,265
     +Delaware VIP U.S. Growth
      Series........................   1,622,764   12,917,200
      Delaware VIP Value Series.....     569,894   13,096,161
     Jefferson Pilot Variable Fund-
      Mid-Cap Value Portfolio.......     161,977    2,344,295
      Value Portfolio...............     218,769    5,422,402
  *  Lincoln Variable Insurance
      Products Trust-
     +Aggressive Growth Fund.........    261,259    3,090,171
      Core Fund.....................     520,115    6,123,316
     +Growth Fund....................    368,580    4,580,340
     +Growth Opportunities Fund......    112,450    1,550,236
                                                  -----------
                                                   52,138,386
                                                  -----------
     INTERNATIONAL FUNDS-33.30%
  *  Delaware VIP Trust-
      Delaware VIP Emerging Markets
      Series........................     337,510    7,506,215
     Jefferson Pilot Variable Fund-
      International Equity
      Portfolio.....................     584,708    8,829,674
  *  Lincoln Variable Insurance
      Products Trust-
      International Fund............     416,085    9,446,371
                                                  -----------
                                                   25,782,260
                                                  -----------
     TOTAL AFFILIATED INVESTMENT
      COMPANIES (COST $69,587,576)..               77,920,646
                                                  -----------







TOTAL MARKET VALUE OF SECURITIES-100.64% (COST $69,587,576)...................    77,920,646
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.64%).......................      (493,602)
                                                                                 -----------
NET ASSETS APPLICABLE TO 5,889,726 SHARES OUTSTANDING-100.00%.................   $77,427,044
                                                                                 ===========
NET ASSET VALUE-AGGRESSIVE PROFILE FUND STANDARD CLASS ($15,102,486 /
  1,148,197 SHARES)...........................................................       $13.153
                                                                                     =======
NET ASSET VALUE-AGGRESSIVE PROFILE FUND SERVICE CLASS ($62,324,558 / 4,741,529
  SHARES).....................................................................       $13.144
                                                                                     =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)................   $68,739,796
Undistributed net investment income...........................................        73,058
Accumulated net realized gain on investments..................................       281,120
Net unrealized appreciation of investments....................................     8,333,070
                                                                                 -----------
Total net assets..............................................................   $77,427,044
                                                                                 ===========





----------



   *  Standard Class Shares.
   +  Non-income producing security for the year ended December 31, 2006.



                             See accompanying notes


                                Profile Funds-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006



                                                                                          MODERATELY
                                               CONSERVATIVE           MODERATE            AGGRESSIVE           AGGRESSIVE
                                               PROFILE FUND         PROFILE FUND         PROFILE FUND         PROFILE FUND
                                               ---------------------------------------------------------------------------


ASSETS:
Investments in affiliated investment
 companies, at market.......................    $92,369,201         $433,702,096         $299,443,342          $77,920,646
Other investments, at market.................            --            1,004,854            2,089,696                   --
Cash.........................................            --                2,787                  230               22,810
Subscriptions receivable.....................        86,946              526,523              486,875               47,596
Due from Lincoln Life........................        28,562                8,985               20,232               26,627
                                                -----------         ------------         ------------          -----------
Total assets.................................    92,484,709          435,245,245          302,040,375           78,017,679
                                                -----------         ------------         ------------          -----------

LIABILITIES:
Payable for securities purchased.............            --            1,007,201            2,089,013               22,810
Liquidations payable.........................        11,618              117,531              172,444              510,818
Due to manager and affiliates................        45,879              180,626              123,938               38,163
Accrued expenses payable.....................        25,341               21,635               21,120               18,844
                                                -----------         ------------         ------------          -----------
Total liabilities............................        82,838            1,326,993            2,406,515              590,635
                                                -----------         ------------         ------------          -----------
TOTAL NET ASSETS.............................   $92,401,871         $433,918,252         $299,633,860          $77,427,044
                                                ===========         ============         ============          ===========

Investments in affiliated investment
 companies, at cost.........................    $86,537,592         $401,307,620         $274,875,945          $69,587,576
                                                ===========         ============         ============          ===========

Other investments, at cost...................   $        --         $  1,004,854         $  2,089,696          $        --
                                                ===========         ============         ============          ===========




                             See accompanying notes



                                Profile Funds-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
STATEMENTS OF OPERATIONS
Year Ended December 31, 2006



                                                                                           MODERATELY
                                                CONSERVATIVE           MODERATE            AGGRESSIVE           AGGRESSIVE
                                                PROFILE FUND         PROFILE FUND         PROFILE FUND         PROFILE FUND
                                                ---------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends from investments in affiliated
 companies..................................     $1,385,212           $ 3,896,478          $ 2,581,193          $  446,458
Interest.....................................         8,751                41,404               28,241               7,735
                                                 ----------           -----------          -----------          ----------
                                                  1,393,963             3,937,882            2,609,434             454,193
                                                 ----------           -----------          -----------          ----------

EXPENSES:
Management fees..............................       173,118               676,048              445,889             130,585
Distribution expenses-Service Class..........       159,532               616,812              390,128             105,542
Accounting and administration expenses.......        83,332                83,283               83,333              83,333
Reports and statements to shareholders.......        42,260                35,976               35,689              35,976
Professional fees............................        40,882                40,877               40,875              40,884
Custodian fees...............................        17,669                23,305               19,297              11,409
Trustees' fees...............................         8,000                 8,000                8,000               8,000
Other........................................         6,778                 6,678                6,453               6,415
                                                 ----------           -----------          -----------          ----------
                                                    531,571             1,490,979            1,029,664             422,144
Less expenses absorbed or waived.............      (164,203)              (63,003)            (104,357)           (159,729)
Less expense paid indirectly.................           (94)                  (28)                (112)               (172)
                                                 ----------           -----------          -----------          ----------
Total operating expenses.....................       367,274             1,427,948              925,195             262,243
                                                 ----------           -----------          -----------          ----------

NET INVESTMENT INCOME........................     1,026,689             2,509,934            1,684,239             191,950
                                                 ----------           -----------          -----------          ----------

NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
Net realized gain distributions from
 affiliated investment companies............        140,923             1,335,729            1,007,052             369,265
Net realized gain from sale of investments in
 affiliated investment companies............        223,201             1,034,663            1,337,485             156,007
                                                 ----------           -----------          -----------          ----------
Net realized gain on investments.............       364,124             2,370,392            2,344,537             525,272
Net change in unrealized
 appreciation/depreciation of investments...      5,500,211            29,913,590           22,552,671           7,480,576
                                                 ----------           -----------          -----------          ----------

NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS................................      5,864,335            32,283,982           24,897,208           8,005,848
                                                 ----------           -----------          -----------          ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.................................     $6,891,024           $34,793,916          $26,581,447          $8,197,798
                                                 ==========           ===========          ===========          ==========




                             See accompanying notes



                                Profile Funds-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                          MODERATELY AGGRESSIVE     AGGRESSIVE
                                 CONSERVATIVE PROFILE FUND     MODERATE PROFILE FUND           PROFILE FUND        PROFILE FUND
                                     YEAR        5/3/05*        YEAR         5/3/05*        YEAR        5/3/05*        YEAR
                                     ENDED          TO          ENDED          TO           ENDED          TO          ENDED
                                   12/31/06      12/31/05     12/31/06      12/31/05      12/31/06      12/31/05     12/31/06
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income..........  $  1,026,689  $   133,684  $  2,509,934  $    280,318  $  1,684,239  $   321,176  $    191,950
Net realized gain (loss) on
 investments..................        364,124       (2,830)    2,370,392          (614)    2,344,537      (13,152)      525,272
Net change in unrealized
 appreciation/depreciation of
 investments..................      5,500,211      331,398    29,913,590     2,480,886    22,552,671    2,014,726     7,480,576
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net increase in net assets
 resulting from operations....      6,891,024      462,252    34,793,916     2,760,590    26,581,447    2,322,750     8,197,798
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...............       (112,877)          --      (311,791)           --      (311,802)          --      (107,554)
 Service Class................       (975,148)          --    (2,256,644)           --    (1,547,177)          --      (269,674)
Net realized gain on
 investments:
 Standard Class...............         (2,037)          --        (1,067)           --        (1,066)          --          (439)
 Service Class................        (23,767)          --       (10,845)           --        (7,199)          --        (1,811)
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
                                   (1,113,829)          --    (2,580,347)           --    (1,867,244)          --      (379,478)
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...............      8,871,189    2,711,105    28,181,570    13,046,141    25,133,355   11,516,520    12,536,885
 Service Class................     72,516,871   33,473,841   329,776,924   114,861,531   207,069,578   68,888,683    48,588,469
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class...............        114,914           --       312,858            --       312,868           --       107,993
 Service Class................        998,915           --     2,267,489            --     1,554,376           --       271,484
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
                                   82,501,889   36,184,946   360,538,841   127,907,672   234,070,177   80,405,203    61,504,831
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
Cost of shares repurchased:
 Standard Class...............     (1,402,045)    (309,777)   (4,108,938)     (879,394)   (3,244,820)    (408,411)   (3,303,225)
 Service Class................    (28,560,925)  (2,251,664)  (76,125,186)   (8,388,902)  (32,787,263)  (5,437,979)  (11,654,898)
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
                                  (29,962,970)  (2,561,441)  (80,234,124)   (9,268,296)  (36,032,083)  (5,846,390)  (14,958,123)
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
Increase in net assets derived
 from capital share
 transactions.................     52,538,919   33,623,505   280,304,717   118,639,376   198,038,094   74,558,813    46,546,708
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
NET INCREASE IN NET ASSETS.....    58,316,114   34,085,757   312,518,286   121,399,966   222,752,297   76,881,563    54,365,028
NET ASSETS:
Beginning of period............    34,085,757           --   121,399,966            --    76,881,563           --    23,062,016
                                 ------------  -----------  ------------  ------------  ------------  -----------  ------------
End of period..................  $ 92,401,871  $34,085,757  $433,918,252  $121,399,966  $299,633,860  $76,881,563  $ 77,427,044
                                 ============  ===========  ============  ============  ============  ===========  ============
Undistributed net investment
 income.......................   $     77,912  $   140,014  $    526,690  $    290,385  $    304,456  $   321,176        73,058
                                 ============  ===========  ============  ============  ============  ===========  ============


                                  AGGRESSIVE
                                   PROFILE
                                     FUND
                                   5/3/05*
                                      TO
                                   12/31/05
                                 -----------


INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income..........  $    34,118
Net realized gain (loss) on
 investments..................        (7,448)
Net change in unrealized
 appreciation/depreciation of
 investments..................       852,494
                                 -----------
Net increase in net assets
 resulting from operations....       879,164
                                 -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...............            --
 Service Class................            --
Net realized gain on
 investments:
 Standard Class...............            --
 Service Class................            --
                                 -----------
                                          --
                                 -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...............     4,564,807
 Service Class................    19,714,341
Net asset value of shares
 issued upon reinvestment of
 dividends and distributions:
 Standard Class...............            --
 Service Class................            --
                                 -----------
                                  24,279,148
                                 -----------
Cost of shares repurchased:
 Standard Class...............      (470,494)
 Service Class................    (1,625,802)
                                 -----------
                                  (2,096,296)
                                 -----------
Increase in net assets derived
 from capital share
 transactions.................    22,182,852
                                 -----------
NET INCREASE IN NET ASSETS.....   23,062,016
NET ASSETS:
Beginning of period............           --
                                 -----------
End of period..................  $23,062,016
                                 ===========
Undistributed net investment
 income.......................   $    34,118
                                 ===========




----------
*Date of commencement of operations.

                             See accompanying notes


                                Profile Funds-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CONSERVATIVE PROFILE FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                              CONSERVATIVE PROFILE FUND
                                                                  STANDARD CLASS                      SERVICE CLASS
                                                              YEAR           5/3/05(1)           YEAR           5/3/05(1)
                                                              ENDED              TO              ENDED              TO
                                                            12/31/06          12/31/05         12/31/06          12/31/05
                                                            --------         ---------         --------         ---------


Net asset value, beginning of period...............          $10.591          $10.000           $10.574          $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...........................            0.187            0.131             0.160            0.113
Net realized and unrealized gain on investments....            0.797            0.460             0.795            0.461
                                                             -------          -------           -------          -------
Total from investment operations...................            0.984            0.591             0.955            0.574
                                                             -------          -------           -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..............................           (0.178)              --            (0.137)              --
Net realized gain on investments...................           (0.005)              --            (0.005)              --
                                                             -------          -------           -------          -------
Total dividends and distributions..................           (0.183)              --            (0.142)              --
                                                             -------          -------           -------          -------

Net asset value, end of period.....................          $11.392          $10.591           $11.387          $10.574
                                                             =======          =======           =======          =======

Total return(3)....................................            9.34%            5.91%             9.07%            5.74%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)............          $10,474          $ 2,440           $81,928          $31,646
Ratio of expenses to average net assets(4).........            0.30%            0.30%             0.55%            0.55%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly(4).......             0.54%            1.53%             0.79%            1.78%
Ratio of net investment income to average net
 assets...........................................             1.72%            1.87%             1.47%            1.62%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly.......................................             1.48%            0.64%             1.23%            0.39%
Portfolio turnover.................................              28%              20%               28%              20%



----------
(1)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4)Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes


                                Profile Funds-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MODERATE PROFILE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                           MODERATE PROFILE FUND
                                                             STANDARD CLASS                      SERVICE CLASS
                                                       --------------------------         --------------------------
                                                         YEAR           5/3/05(1)           YEAR           5/3/05(1)
                                                         ENDED              TO              ENDED              TO
                                                       12/31/06          12/31/05         12/31/06          12/31/05
                                                       -------------------------------------------------------------


Net asset value, beginning of period.................   $10.866          $10.000          $ 10.847          $ 10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).............................     0.132            0.082             0.103             0.064
Net realized and unrealized gain on investments......     1.171            0.784             1.171             0.783
                                                        -------          -------          --------          --------
Total from investment operations.....................     1.303            0.866             1.274             0.847
                                                        -------          -------          --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income................................    (0.121)              --            (0.079)               --
Net realized gain on investments.....................    (0.001)              --            (0.001)               --
                                                        -------          -------          --------          --------
Total dividends and distributions....................    (0.122)              --            (0.080)               --
                                                        -------          -------          --------          --------

Net asset value, end of period.......................   $12.047          $10.866          $ 12.041          $ 10.847
                                                        =======          =======          ========          ========

Total return(3)......................................    12.04%            8.66%            11.77%             8.47%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..............   $39,500          $12,391          $394,418          $109,009
Ratio of expenses to average net assets(4)...........     0.30%            0.30%             0.55%             0.55%
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly(4)..............      0.32%            0.60%             0.57%             0.85%
Ratio of net investment income to average net
 assets.............................................      1.16%            1.16%             0.91%             0.91%
Ratio of net investment income to average net assets
 prior to fees waived and expense paid indirectly...      1.14%            0.86%             0.89%             0.61%
Portfolio turnover...................................       19%              10%               19%               10%



----------
(1)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4)Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes


                                Profile Funds-15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MODERATELY AGGRESSIVE PROFILE FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                     MODERATELY AGGRESSIVE PROFILE FUND
                                                             STANDARD CLASS                      SERVICE CLASS
                                                       --------------------------         --------------------------
                                                         YEAR           5/3/05(1)           YEAR           5/3/05(1)
                                                         ENDED              TO              ENDED              TO
                                                       12/31/06          12/31/05         12/31/06          12/31/05
                                                       -------------------------------------------------------------


Net asset value, beginning of period.................   $11.100          $10.000          $ 11.081          $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).............................     0.137            0.136             0.107            0.118
Net realized and unrealized gain on investments......     1.427            0.964             1.424            0.963
                                                        -------          -------          --------          -------
Total from investment operations.....................     1.564            1.100             1.531            1.081
                                                        -------          -------          --------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income................................    (0.135)              --            (0.091)              --
Net realized gain on investments.....................    (0.001)              --            (0.001)              --
                                                        -------          -------          --------          -------
Total dividends and distributions....................    (0.136)              --            (0.092)              --
                                                        -------          -------          --------          -------

Net asset value, end of period.......................   $12.528          $11.100          $ 12.520          $11.081
                                                        =======          =======          ========          =======

Total return(3)......................................    14.14%           11.00%            13.85%           10.81%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..............   $36,657          $11,426          $262,977          $65,456
Ratio of expenses to average net assets(4)...........     0.30%            0.30%             0.55%            0.55%
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly(4)..............      0.36%            0.79%             0.61%            1.04%
Ratio of net investment income to average net
 assets.............................................      1.16%            1.88%             0.91%            1.63%
Ratio of net investment income to average net assets
 prior to fees waived and expense paid indirectly...      1.10%            1.39%             0.85%            1.14%
Portfolio turnover...................................       27%              10%               27%              10%



----------
(1)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4)Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes


                                Profile Funds-16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE PROFILE FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                          AGGRESSIVE PROFILE FUND
                                                             STANDARD CLASS                      SERVICE CLASS
                                                       --------------------------         --------------------------
                                                         YEAR           5/3/05(1)           YEAR           5/3/05(1)
                                                         ENDED              TO              ENDED              TO
                                                       12/31/06          12/31/05         12/31/06          12/31/05
                                                       -------------------------------------------------------------


Net asset value, beginning of period.................   $11.392          $10.000           $11.372          $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2).............................     0.069            0.055             0.039            0.036
Net realized and unrealized gain on investments......     1.809            1.337             1.805            1.336
                                                        -------          -------           -------          -------
Total from investment operations.....................     1.878            1.392             1.844            1.372
                                                        -------          -------           -------          -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income................................    (0.116)              --            (0.071)              --
Net realized gain on investments.....................    (0.001)              --            (0.001)              --
                                                        -------          -------           -------          -------
Total dividends and distributions....................    (0.117)              --            (0.072)              --
                                                        -------          -------           -------          -------

Net asset value, end of period.......................   $13.153          $11.392           $13.144          $11.372
                                                        =======          =======           =======          =======

Total return(3)......................................    16.54%           13.92%            16.25%           13.72%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..............   $15,102          $ 4,280           $62,325          $18,782
Ratio of expenses to average net assets(4)...........     0.30%            0.30%             0.55%            0.55%
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly(4)..............      0.61%            1.91%             0.86%            2.16%
Ratio of net investment income to average net
 assets.............................................      0.57%            0.75%             0.32%            0.50%
Ratio of net investment income (loss) to average net
 assets prior to fees waived and expense paid
 indirectly.........................................      0.26%           (0.86%)            0.01%           (1.11%)
Portfolio turnover...................................       40%              15%               40%              15%



----------
(1)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4)Does not include expenses of the investment companies in which the Fund invests.

                             See accompanying notes


                                Profile Funds-17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Lincoln Variable Insurance Products Trust ("LVIP" and the "Trust") is organized as a Delaware statutory trust and consists of 18 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Core Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth Fund, Growth and Income Fund, Growth Opportunities Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund. These financial statements and the related notes pertain to the Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund (the "Funds"). The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust's shares are sold only to The Lincoln National Life Insurance Company ("Lincoln Life") and its affiliates (collectively, the "Companies") for allocation to their variable annuity products and variable universal life products. The Funds will invest in other open--end investment companies (mutual funds) that are members of Lincoln Variable Insurance Products Trust, Jefferson Pilot Variable Fund, Delaware VIP Trust and the Delaware Inflation Protected Bond Fund (collectively, the "Underlying Funds"). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, each Fund may invest in individual securities, such as money market securities.

Effective May 1, 2007, the Funds will be renamed the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Fund and LVIP Wilshire Aggressive Profile Fund, respectively.

The investment objective of the Conservative Profile Fund is a high level of current income with some consideration given to growth of capital.

The investment objective of Moderate Profile Fund is a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of Moderately Aggressive Profile Fund is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of Aggressive Profile Fund is long-term growth of capital. Current income is not a consideration.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation--The market value of the Funds' investments in the Underlying Funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes--Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in each Fund's net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, each Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. Although each Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on each Fund's financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all Funds of the Trust were allocated equally to each Fund of the Trust. All specific expenses were charged directly to the Fund. Effective January 1, 2007, expenses common to all Funds of the Trust will be allocated to each Fund based on their relative net assets. Expenses exclusive to a specific fund within the Trust are charged directly to the applicable fund. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Each Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.


                                Profile Funds-18

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The Funds receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of each Fund's investment portfolio, including monitoring of the Funds' investment sub-advisor, and provides certain administrative services to the Funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund.

Lincoln Life, an affiliate of DMC, has contractually agreed to reimburse the Funds to the extent that each Fund's annual operating expenses (excluding Underlying Fund Fees and Expenses and distribution fees) exceed 0.30% of average daily net assets. Effective January 1, 2007, Lincoln Life has contractually agreed to limit this amount to 0.25% of average daily net assets. The agreement will continue at least through April 30, 2008, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

Wilshire Associates, Inc. (the 'Sub-Advisor') is responsible for the day-to-day management of each Fund's investment portfolio. For these services, DMC, not the Funds, pays the Sub-Advisor a fee based on the combined net assets of the Funds as follows: 0.10% for the first $250 million of the Funds' average daily net assets, 0.06% over $250 million but less than $1 billion, 0.05% over $1 billion but less than $3 billion, and 0.04% of any excess of the Funds' average daily net assets over $3 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Funds. For these services, each Fund pays DSC an annual fee of $43,000.

Pursuant to an Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, each Fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2006, fees for these support services amounted to $15,332, $15,283, $15,333 and $15,333, for the Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund and Aggressive Profile Fund, respectively.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the "Plan Fee") not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust's Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. DMC and Jefferson Pilot Investment Advisory Corporation, an affiliate of DMC, serve as the investment managers for the Underlying Funds.

At December 31, 2006, the Funds had receivables due from or liabilities payable to affiliates as follows:


                                                                                           MODERATELY
                                                CONSERVATIVE           MODERATE            AGGRESSIVE           AGGRESSIVE
                                                PROFILE FUND         PROFILE FUND         PROFILE FUND         PROFILE FUND
                                                ------------         ------------         ------------         ------------


Management Fees Payable to DMC...............     $(19,267)            $(89,616)            $(61,077)            $(16,041)
Accounting and Administration Fees Payable to
  DSC........................................       (7,167)              (7,167)              (7,167)              (7,167)
Administration Fees Payable to Lincoln Life..       (2,083)              (2,083)              (2,083)              (2,083)
Distribution Fees Payable to the Companies...      (17,362)             (81,760)             (53,611)             (12,872)
Receivables from Lincoln Life................       28,562                8,985               20,232               26,627


Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3. INVESTMENTS
For the year ended December 31, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:


                                                                                           MODERATELY
                                                CONSERVATIVE           MODERATE            AGGRESSIVE           AGGRESSIVE
                                                PROFILE FUND         PROFILE FUND         PROFILE FUND         PROFILE FUND
                                                ------------         ------------         ------------         ------------


Purchases....................................    $71,602,856         $331,932,237         $247,868,319          $68,328,189
Sales........................................     19,221,689           50,221,665           48,558,832           21,014,405




                                Profile Funds-19

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




3. INVESTMENTS (CONTINUED)


At December 31, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                                                                                           MODERATELY
                                                CONSERVATIVE           MODERATE            AGGRESSIVE           AGGRESSIVE
                                                PROFILE FUND         PROFILE FUND         PROFILE FUND         PROFILE FUND
                                                ------------         ------------         ------------         ------------


Cost of investments..........................    $86,784,946         $403,082,817         $277,288,508          $70,064,522
                                                 -----------         ------------         ------------          -----------
Aggregate unrealized appreciation............    $ 5,847,920         $ 32,019,472         $ 24,244,530          $ 7,856,124
Aggregate unrealized depreciation............       (263,665)            (395,339)                  --                   --
                                                 -----------         ------------         ------------          -----------
Net unrealized appreciation..................    $ 5,584,255         $ 31,624,133         $ 24,244,530          $ 7,856,124
                                                 ===========         ============         ============          ===========





4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid during the period* ended December 31, 2005. The tax character of dividends and distributions paid during the year ended December 31, 2006 for each Fund were as follows.


                                                                                           MODERATELY
                                                CONSERVATIVE           MODERATE            AGGRESSIVE           AGGRESSIVE
                                                PROFILE FUND         PROFILE FUND         PROFILE FUND         PROFILE FUND
                                                ------------         ------------         ------------         ------------


Year ended December 31, 2006:
Ordinary income..............................    $1,113,829           $2,580,347           $1,867,244            $379,478
                                                 ----------           ----------           ----------            --------
                                                 $1,113,829           $2,580,347           $1,867,244            $379,478
                                                 ==========           ==========           ==========            ========




----------
*Commenced operations on May 3, 2005.

In addition, the Funds declared ordinary income consent dividends for the year ended December 31, 2005 shown below. Such amounts have been deemed paid and contributed to the Funds as additional paid-in capital.


                                                                                           MODERATELY
                                                CONSERVATIVE           MODERATE            AGGRESSIVE           AGGRESSIVE
                                                PROFILE FUND         PROFILE FUND         PROFILE FUND         PROFILE FUND
                                                ------------         ------------         ------------         ------------


Consent Dividends............................      $2,641               $23,008              $23,326              $10,236




5. COMPONENTS OF NET ASSETS ON A TAX BASIS
As of December 31, 2006, the components of net assets on a tax basis were as follows:


                                                                                           MODERATELY
                                                CONSERVATIVE           MODERATE            AGGRESSIVE           AGGRESSIVE
                                                PROFILE FUND         PROFILE FUND         PROFILE FUND         PROFILE FUND
                                                ------------         ------------         ------------         ------------


Shares of beneficial interest................    $86,165,065         $398,967,101         $272,620,233          $68,739,796
Undistributed ordinary income................        487,302            2,309,792            1,959,871              536,944
Undistributed long-term capital gain.........        165,249            1,017,227              809,226              294,180
Post-October losses..........................             --                   (1)                  --                   --
Unrealized appreciation of investments.......      5,584,255           31,624,133           24,244,530            7,856,124
                                                 -----------         ------------         ------------          -----------
Net assets...................................    $92,401,871         $433,918,252         $299,633,860          $77,427,044
                                                 ===========         ============         ============          ===========



The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, consent dividends and pass-through consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Fund recorded the following reclassifications:


                                                                                           MODERATELY
                                                CONSERVATIVE           MODERATE            AGGRESSIVE           AGGRESSIVE
                                                PROFILE FUND         PROFILE FUND         PROFILE FUND         PROFILE FUND
                                                ------------         ------------         ------------         ------------


Undistributed net investment income..........      $  (766)            $ 294,806            $ 158,020            $ 224,218
Accumulated net realized gain................       (1,875)             (317,814)            (181,346)            (234,454)
Paid in capital..............................        2,641                23,008               23,326               10,236





                                Profile Funds-20

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CAPITAL SHARES
Transactions in capital shares were as follows:


                                                            CONSERVATIVE PROFILE FUND       MODERATE PROFILE FUND
                                                             YEAR              PERIOD        YEAR         PERIOD
                                                             ENDED             ENDED         ENDED         ENDED
                                                           12/31/06          12/31/05*     12/31/06      12/31/05*
                                                          ----------         ---------    ----------    ----------


Shares sold:
  Standard Class.......................................      807,630           260,092     2,478,557     1,223,001
  Service Class........................................    6,714,217         3,207,812    29,231,871    10,837,387
Shares issued upon reinvestment of dividends and
  distributions:
  Standard Class.......................................       10,336                --        26,843            --
  Service Class........................................       89,771                --       194,082            --
                                                          ----------         ---------    ----------    ----------
                                                           7,621,954         3,467,904    31,931,353    12,060,388
                                                          ----------         ---------    ----------    ----------
Shares repurchased:
  Standard Class.......................................     (128,880)          (29,751)     (367,014)      (82,611)
  Service Class........................................   (2,601,797)         (214,913)   (6,718,274)     (788,165)
                                                          ----------         ---------    ----------    ----------
                                                          (2,730,677)         (244,664)   (7,085,288)      870,776)
                                                          ----------         ---------    ----------    ----------
Net increase...........................................    4,891,277         3,223,240    24,846,065    11,189,612
                                                          ==========         =========    ==========    ==========





                                                              MODERATELY AGGRESSIVE
                                                                  PROFILE FUND            AGGRESSIVE PROFILE FUND
                                                             YEAR              PERIOD        YEAR         PERIOD
                                                             ENDED             ENDED         ENDED        ENDED
                                                           12/31/06          12/31/05*     12/31/06     12/31/05*
                                                          ----------         ---------    ----------    ---------


Shares sold:
  Standard Class.......................................    2,145,026         1,067,298     1,035,068      418,839
  Service Class........................................   17,801,431         6,411,475     4,027,756    1,797,838
Shares issued upon reinvestment of dividends and
  distributions:
  Standard Class.......................................       26,035                --         8,710           --
  Service Class........................................      129,116                --        21,984           --
                                                          ----------         ---------    ----------    ---------
                                                          20,101,608         7,478,773     5,093,518    2,216,677
                                                          ----------         ---------    ----------    ---------
Shares repurchased:
  Standard Class.......................................     (274,342)          (37,970)     (271,320)     (43,100)
  Service Class........................................   (2,833,277)         (504,390)     (959,751)    (146,298)
                                                          ----------         ---------    ----------    ---------
                                                          (3,107,619)         (542,360)   (1,231,071)    (189,398)
                                                          ----------         ---------    ----------    ---------
Net increase...........................................   16,993,989         6,936,413     3,862,447    2,027,279
                                                          ==========         =========    ==========    =========




----------
(*)Commenced operations on May 3, 2005.

7. LINE OF CREDIT
Each Fund, along with certain other series in the Trust (the "Participants"), participated in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants were charged an annual commitment fee, which was allocated among the Participants in accordance with the Agreement. Each Fund could borrow up to 33 1/3% of its total assets (including the amount borrowed). Each Fund had no amounts outstanding any time during the year ended December 31, 2006. The Credit Agreement for the Trust expired on November 30, 2006. The Board of Trustees agreed not to renew the Credit Agreement.

8. CONTRACTUAL OBLIGATIONS
Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.



                                Profile Funds-21

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust

We have audited the accompanying statements of net assets and statements of assets and liabilities of the Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund, and Aggressive Profile Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund, and Aggressive Profile Fund of Lincoln Variable Insurance Products Trust at December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 12, 2007


                                Profile Funds-22

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
OTHER FUND INFORMATION

TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2006, the Funds designate distributions paid during the year as follows:


                                                        (A)                   (B)
                                                     LONG-TERM              ORDINARY                (C)
                                                    CAPITAL GAIN          INCOME TOTAL             TOTAL
                                                   DISTRIBUTIONS         DISTRIBUTIONS         DISTRIBUTIONS          QUALIFYING
                                                    (TAX BASIS)           (TAX BASIS)           (TAX BASIS)          DIVIDENDS(1)
                                                   -------------         -------------         -------------         ------------


Conservative Profile Fund.......................         --                   100%                  100%                   6%
Moderate Profile Fund...........................         --                   100%                  100%                   9%
Moderately Aggressive Profile Fund..............         --                   100%                  100%                  13%
Aggressive Profile Fund.........................         --                   100%                  100%                  17%



----------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on percentage of ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CONSERVATIVE PROFILE FUND

PROXY RESULTS (UNAUDITED)
The Conservative Profile Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING       TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES         VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ---------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
  Variable Insurance Products Trust. The nominees
  for election to the Board of Trustees were as
  follows:
  Kelly D. Clevenger..............................      2,819,475      2,803,971      94.85%       4.60%        0.00%
  Nancy L. Frisby.................................      2,819,475      2,803,971      95.56%       3.89%        0.00%
  Gary D. Lemon...................................      2,819,475      2,803,971      95.56%       3.89%        0.00%
  Kenneth G. Stella...............................      2,819,475      2,803,971      95.56%       3.89%        0.00%
  David H. Windley................................      2,819,475      2,803,971      95.56%       3.89%        0.00%



----------
* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MODERATE PROFILE FUND

PROXY RESULTS (UNAUDITED)
The Moderate Profile Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING       TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES         VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ---------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
   Variable Insurance Products Trust. The nominees
   for election to the Board of Trustees were as
   follows:
   Kelly D. Clevenger............................       9,440,031      9,399,646      95.49%       4.08%        0.00%
   Nancy L. Frisby...............................       9,440,031      9,399,646      97.82%       1.75%        0.00%
   Gary D. Lemon.................................       9,440,031      9,399,646      95.49%       4.08%        0.00%
   Kenneth G. Stella.............................       9,440,031      9,399,646      97.93%       1.64%        0.00%
   David H. Windley..............................       9,440,031      9,399,646      95.37%       4.20%        0.00%



----------
* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.


                                Profile Funds-23

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
OTHER FUND INFORMATION (CONTINUED)

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MODERATELY AGGRESSIVE PROFILE FUND

PROXY RESULTS (UNAUDITED)
The Moderately Aggressive Profile Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING       TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES         VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ---------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
   Variable Insurance Products Trust. The nominees
   for election to the Board of Trustees were as
   follows:
   Kelly D. Clevenger............................       5,780,143      5,150,985      88.91%       0.21%        0.00%
   Nancy L. Frisby...............................       5,780,143      5,150,985      88.91%       0.21%        0.00%
   Gary D. Lemon.................................       5,780,143      5,150,985      88.91%       0.21%        0.00%
   Kenneth G. Stella.............................       5,780,143      5,150,985      88.91%       0.21%        0.00%
   David H. Windley..............................       5,780,143      5,150,985      88.91%       0.21%        0.00%



----------
* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE PROFILE FUND

PROXY RESULTS (UNAUDITED)
The Aggressive Profile Fund shareholders voted on the following proposal at the special meeting of shareholders on February 28, 2006. The resulting votes are presented below:


                                                       OUTSTANDING       TOTAL       PERCENT      PERCENT      PERCENT
                                                          SHARES         VOTED         FOR*      AGAINST*     ABSTAIN*
                                                       -----------     ---------     -------     --------     --------


1. To elect a Board of Trustees of the Lincoln
   Variable Insurance Products Trust. The nominees
   for election to the Board of Trustees were as
   follows:
   Kelly D. Clevenger............................       1,700,511      1,350,459      79.33%       0.09%        0.00%
   Nancy L. Frisby...............................       1,700,511      1,350,459      79.33%       0.09%        0.00%
   Gary D. Lemon.................................       1,700,511      1,350,459      79.33%       0.09%        0.00%
   Kenneth G. Stella.............................       1,700,511      1,350,459      79.33%       0.09%        0.00%
   David H. Windley..............................       1,700,511      1,350,459      79.33%       0.09%        0.00%



----------
* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
On August 14, 2006, the Board of Trustees of the Profile Funds (the "Funds") met to consider, among other things, the renewal of the advisory agreement with Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, and the sub-advisory agreement with Wilshire Associates Incorporated ("Wilshire") for the Funds. The Independent Trustees reviewed materials provided by DMC, Lincoln Life and the sub-adviser prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment advisory and sub-advisory agreements and the factors that they should consider in renewing such agreements.

In preparation for their review, the Independent Trustees communicated with their independent legal counsel regarding the nature of information to be provided and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. DMC, Lincoln Life and the sub-adviser provided extensive information in response to this request. Among other information, Lincoln Life, DMC and the sub-adviser provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including their respective Form ADVs, information about profitability and/or financial condition, compliance policies and procedures and regulatory matters. The Independent Trustees requested and reviewed long- and short-term performance information for each Fund compared to its respective performance peer group of funds and data comparing each Fund's advisory and sub-advisory fees and expense ratio to its respective expense peer group of funds. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the "interested" Trustee and officers and employees of Lincoln Life and DMC to consider renewal of the investment advisory agreement and sub-advisory agreement.

In considering approval of the renewal of the investment advisory agreement and sub-advisory agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Funds to renew the investment advisory and sub-advisory agreements. The Independent Trustees considered the following factors and reached the following conclusions with respect to their review of the advisory and sub-advisory agreements.

ADVISORY AGREEMENT
The Independent Trustees considered the nature, extent and quality of services provided by DMC for each Fund and considered its response to a request for information from Lincoln Life, including compliance and oversight of the sub-adviser, DMC's criteria for review of a sub-adviser's performance and reviewed background information regarding the compliance staff. The Independent Trustees considered the delegation of the asset allocation responsibility to Wilshire. The Independent Trustees concluded that the services provided by DMC were acceptable. The Independent Trustees reviewed the advisory fee and the total expense

                                Profile Funds-24

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
OTHER FUND INFORMATION (CONTINUED)

ratios for the Funds compared to management fees and total expense ratio information for each Fund's Lipper expense peer group. The Independent Trustees also reviewed the advisory fees paid by other comparable asset allocation funds not advised by DMC. The Independent Trustees noted that, although the Funds' contractual advisory fee was above the average of their respective Lipper expense peer groups, such fees were acceptable in light of the relatively small size and short operating history of the Funds. The Independent Trustees noted their request that management propose breakpoints in the advisory fee schedule and/or additional expense limitations at the November Board meeting in light of the recent increase in the Funds' assets. In response, at the November Board meeting, Lincoln Life agreed to limit the Funds' expenses through at least April 30, 2008. The Independent Trustees also considered the profitability to DMC with respect to the Funds on a pre-tax basis and concluded that the profitability of DMC in connection with the management of the Funds was not unreasonable. With respect to economies of scale, the Independent Trustees noted their request that management propose breakpoints and/or additional expense limitations in light of the recent increase in the Funds' assets. The Independent Trustees considered other benefits available to DMC because of its relationship to the Funds and considered DMC's statement that it may enjoy prestige and visibility in the investment community and consequently, be more attractive to potential clients. The Independent Trustees also considered that DMC's affiliated company, Lincoln Life, provides administrative and accounting services to the Funds, and that Lincoln Life had agreed to limit the Profile Funds' expenses through April 30, 2007 as of August 2006. In response to the request of the Independent Trustees, Lincoln Life agreed to limit the Funds' expenses through April 30, 2008 at the November Board meeting.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the advisory agreement and the fees and other amounts to be paid under the agreement.

SUB-ADVISORY AGREEMENT
In considering the renewal of the sub-advisory agreement between DMC and Wilshire on behalf of the Funds, the Independent Trustees considered the nature, extent and quality of services provided by Wilshire under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Wilshire, the background of the investment professionals servicing the Funds, the firm's asset allocation experience and concluded that the services provided by Wilshire have been acceptable. The Independent Trustees reviewed the Aggressive Profile Fund's investment performance since inception and compared it to its Lipper performance peer group, noted that the Fund's performance since inception on May 1, 2005 was in the top quartile and concluded that the investment performance of the Fund has been good. The Independent Trustees reviewed the Conservative Profile Fund's investment performance since inception and compared it to its Lipper performance peer group and concluded that it was within an acceptable range of the peer group's average performance. The Independent Trustees reviewed the Moderate Profile Fund's investment performance since inception and compared it to its Lipper performance peer group, noted that the Fund's performance was in the top quartile and concluded that the investment performance of the Fund has been good. The Independent Trustees reviewed the Moderately Aggressive Profile Fund's investment performance since inception and compared it to its Lipper performance peer group and determined that it was within an acceptable range of its peer group's average performance. The Independent Trustees considered that the sub-advisory fee schedule was negotiated at arm's length between DMC and Wilshire, an unaffiliated third party, and that DMC compensates Wilshire from its fees. The Independent Trustees reviewed the sub-advisory fee schedule under the sub-advisory agreement and considered Wilshire's representation that the fee schedule was competitive and consistent with that charged other organizations with similar business models and concluded that the sub-advisory fee was reasonable. With respect to profitability, the Independent Trustees considered information provided by Wilshire and concluded that the profitability was not unreasonable. The Independent Trustees also considered whether Wilshire received any incidental benefits in connection with its relationship to the Funds and noted Wilshire's statement that it was eager to expand its relationship with Lincoln Life.

At the August 14th meeting, the full Board (a) concurred with the conclusions of the Independent Trustees and (b) approved the renewal of the sub-advisory agreement and the fees and other amounts to be paid under the agreement.

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT TO BE EFFECTIVE MAY 1, 2007
On November 13, 2006, the Board of Trustees approved a proposed advisory agreement (the "Proposed Advisory Agreement") between the Funds and Jefferson Pilot Investment Advisory Corporation ("JPIA") and a sub-advisory agreement on behalf of the Funds with Wilshire (the "Sub-Advisory Agreement"). The Proposed Advisory Agreement and Sub-Advisory Agreement (together, the "Advisory Agreements") would become effective May 1, 2007, subject to shareholder approval of the Proposed Advisory Agreement. A shareholder meeting to consider the approval of the Proposed Advisory Agreement is scheduled for April 5, 2007.

The Board considered that the Advisory Agreements were part of a larger set of initiatives recently undertaken by Lincoln National Corporation and its affiliates following the merger of the Lincoln National Corporation with Jefferson-Pilot Corporation ("Jefferson-Pilot") in April 2006. As described to the Board of the Trust by representatives of Lincoln Life and JPIA (collectively, "Funds Management"), the initiatives are designed to streamline and rationalize the operations and product offerings of the Lincoln National Corporation organization. In particular, Funds Management proposed consolidating the Jefferson-Pilot mutual funds with the mutual funds that currently serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by Lincoln Life and Lincoln Life & Annuity Company of New York and merging the Jefferson-Pilot Funds into the Lincoln Trust. As part of the proposal to merge the Jefferson-Pilot Funds into the Lincoln Trust, Funds Management proposed that JPIA, the current investment adviser to the Jefferson-Pilot Funds, succeed DMC as investment adviser to the Lincoln Trust. DMC would become a sub-adviser to those funds for which it currently serves as investment adviser and provide day-to-day portfolio management services.

The Advisory Agreements were proposed and presented to the Board of Trustees at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data, and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposals and the Advisory Agreements to Funds Management. In response to the request and a supplemental request for information, Funds Management provided extensive materials regarding the reasons for the proposals and information regarding the Advisory Agreements. The Independent Trustees also considered the information provided by Funds Management in connection with the Funds' annual contract renewal in August 2006. The Independent Trustees met separately with their independent legal counsel, in-person and

                                Profile Funds-25

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-PROFILE FUNDS
OTHER FUND INFORMATION (CONTINUED)

by phone, on several occasions to review the information provided by Funds Management. Among other matters, independent legal counsel advised the Independent Trustees of their duties pertaining to the approval of the Advisory Agreements and the factors that they should consider in approving such Advisory Agreements. In considering approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the relevant factors and reached certain conclusions with respect to their recommendations to the Board of Trustees. The Board concurred with the considerations and conclusions of the Independent Trustees.

APPROVAL OF ADVISORY AGREEMENT
In considering the approval of the Proposed Advisory Agreement for the Funds, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Funds by JPIA, including JPIA personnel, resources, compliance and oversight of sub-advisers and JPIA's criteria for review of a sub-adviser's performance, the latter of which the Independent Trustees noted were the same as DMC's. The Independent Trustees reviewed the services to be provided by JPIA in serving as investment adviser and overseeing a sub-adviser, information about its investment and compliance staff, JPIA's Form ADV, compliance matters and considered that JPIA would delegate day-to-day portfolio management responsibility to a sub-adviser. The Independent Trustees noted Funds Management's representation that some of the same personnel that performed services on behalf of DMC, the Funds' current investment adviser, will also provide the same services on behalf of JPIA, and considered that JPIA has provided similar services to the Jefferson-Pilot Funds. The Independent Trustees also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also be providing services to the Funds on behalf of JPIA. Based on this information, the Independent Trustees concluded that the services to be provided by JPIA were expected to be acceptable.

The Independent Trustees reviewed the terms of the Proposed Advisory Agreement and noted that other than the investment adviser and the duration of the Proposed Advisory Agreement, it was the same as the current advisory agreement with DMC. The Board was provided information on the management fees for other funds managed by JPIA and for each Fund's Lipper expense peer group. The Independent Trustees reviewed the Funds' advisory fee schedule and noted that it was identical to the current advisory fee schedule. The Independent Trustees noted that although the Funds' contractual advisory fee was above the average of the respective Lipper expense peer groups, they also considered the relatively small size and short operating history of the Funds and JPIA's agreement to limit each Fund's expenses through at least April 30, 2008, and concluded that the advisory fee was reasonable. The Independent Trustees reviewed pro forma (assuming the implementation of the proposals by Funds Management) expense ratios and the pro forma profitability analysis to JPIA with respect to each Fund. The Independent Trustees concluded that the estimated profitability of JPIA in connection with the management of each Fund was not unreasonable. The Independent Trustees considered each Fund's proposed advisory fee rate and the relatively small size of the Funds, and concluded that the fee, together with Lincoln's agreement to limit each Fund's expenses, reflects a sharing with the Funds of economies of scale. The Independent Trustees reviewed materials provided by Funds Management as to any additional benefits JPIA receives due to its association with the Funds, and noted that affiliates of JPIA provide various services to the Funds.

After carefully considering the noted information, the Trustees, including the Independent Trustees, approved the Proposed Advisory Agreement.

APPROVAL OF SUB-ADVISORY AGREEMENT
On November 13, 2006, in conjunction with the Board's approval of the Proposed Advisory Agreement with JPIA, the Board also approved a new Sub-Advisory Agreement, on behalf of the Funds, between JPIA and Wilshire, the Funds' current sub-adviser. The Board considered that the sole difference between the Funds' current sub-advisory agreement and the new Sub-Advisory Agreement was a change to the investment adviser party to the agreement -- JPIA rather than DMC. The Board considered that it had approved the renewal of the current sub-advisory agreement at the August 2006 Board meeting. In addition to the materials provided by Funds Management in connection with the merger of the Lincoln and Jefferson-Pilot organizations, the Board considered the information provided in connection with the renewal of the sub-advisory agreement in August 2006. In approving the new Sub-Advisory Agreement, the Board, including all of the Independent Trustees, noted its considerations and conclusions at the August 2006 meeting.

APPOINTMENT OF TRUSTEES

On November 13, 2006, the Board of Trustees approved the appointment of three new trustees. Proxy statements were mailed to shareholders of record as of December 15, 2006. The shareholder meeting is scheduled for April 5, 2007. The appointments are subject to shareholder approval.


                                Profile Funds-26

OFFICER/TRUSTEE INFORMATION



                                                                                                       NUMBER OF
                                                                                                        FUNDS IN
                                                                                                         TRUST
                         POSITION(S)     TERM OF OFFICE                                                 COMPLEX           OTHER
  NAME, ADDRESS AND       HELD WITH      AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY     DIRECTORSHIPS
    YEAR OF BIRTH         THE TRUST      TIME SERVED(2)          DURING THE PAST FIVE YEARS             TRUSTEE      HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


Kelly D.               Chairman,        Chairman since    Vice President, The Lincoln National             19        Lincoln
Clevenger(1)           President        August 1995;      Life Insurance Company. Executive Vice                     Retirement
1300 S. Clinton        and Trustee      President and     President, Lincoln Retirement Services                     Services
Street                                  Trustee since     Company, LLC; Second Vice President,                       Company,
Fort Wayne, IN 46802                    November 1994     Lincoln Life & Annuity Company of New                      LLC
YOB: 1952                                                 York
Nancy L. Frisby        Trustee          Trustee since     Senior Vice President and Chief                  19        N/A
1300 S. Clinton                         April 1992        Financial Officer, DeSoto Memorial
Street                                                    Hospital; formerly Chief Financial
Fort Wayne, IN 46802                                      Officer, Bascom Palmer Eye Institute,
YOB: 1941                                                 University of Miami School of Medicine;
                                                          formerly Vice President and Chief
                                                          Financial Officer, St. Joseph Medical
                                                          Center, Inc.
Kenneth G. Stella      Trustee          Trustee since     President, Indiana Hospital & Health             19        First National
1300 S. Clinton                         February 1998     Association                                                Bank
Street                                                                                                               & Trust
Fort Wayne, IN 46802
YOB: 1943
Gary D. Lemon          Trustee          Advisory          Professor of Economics and Management,           19        N/A
1300 S. Clinton                         Trustee since     DePauw University
Street                                  November 2004;
Fort Wayne, IN 46802                    Trustee since
YOB: 1948                               February 2006
David H. Windley       Trustee          Trustee since     Director (Partner) Blue & Co., LLC               19        Meridian
1300 S. Clinton                         August 2004                                                                  Investment
Street                                                                                                               Advisors, Inc.;
Fort Wayne, IN 46802                                                                                                 Eureka College;
YOB: 1943                                                                                                            Indiana Health
                                                                                                                     Facility
Cynthia A. Rose(1)     Secretary        Secretary since   Secretary, Lincoln VIP Trust                    N/A        N/A
1300 S. Clinton                         February 1995
Street
Fort Wayne, IN 46802
YOB: 1954
William P. Flory,      Chief            Chief             Second Vice President, The Lincoln              N/A        N/A
Jr.(1)                 Accounting       Accounting        National Life Insurance Company
1300 S. Clinton        Officer          Officer since
Street                                  May 2006
Fort Wayne, IN 46802
YOB: 1961
Rise' C.M. Taylor(1)   Vice President   Vice President    Vice President and Treasurer, The               N/A        N/A
1300 S. Clinton        and Treasurer    and               Lincoln National Life Insurance Company;
Street                                  Treasurer since   Second Vice President and Treasurer,
Fort Wayne, IN 46802                    May 2006          Lincoln Life & Annuity Company of New
YOB: 1967                                                 York
Kevin J. Adamson(1)    Second Vice      Second Vice       Second Vice President, Director of Funds        N/A        N/A
1300 S. Clinton        President        President since   Managements, Lincoln Life; formerly:
Street                                  May 2006          Director of Financial Operations, Swiss
Fort Wayne, IN 46802                                      Re/Lincoln Re (2000-2003)
YOB: 1966
James Blake(1)         Chief            Chief             Assistant Vice President and Senior             N/A        N/A
1300 S. Clinton        Compliance       Compliance        Compliance Officer, Delaware
Street                 Officer          Officer since     Investments; formerly:  Client Trading
Fort Wayne, IN 46802                    November 2005     Manager, Loomis Sayles & Company, LP
YOB: 1963



----------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.



                                Profile Funds-27

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the Registrant's Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (Code of Ethics) is attached hereto as an exhibit. There have been no amendments to, nor waivers granted, to the existing code of ethics.

Item 3. Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that Nancy L. Frisby and David
H. Windley are each an "audit committee financial expert" and are "independent," as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principle Accountant Fees and Services

(a)   Audit Fees

Aggregate audit fees for the services that the Registrant's auditor provided to the Registrant totaled approximately $351,100 in 2006 and $297,000 in 2005, including fees associated with the annual audit and filings of the Registrant's Form N-1A, Form N-SAR and Forms N-14 (relating to proposed fund mergers).

(b)  Audit-Related Fees

Aggregate fees billed by the Registrant's auditor for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item totaled approximately $17,950 in 2006 and $17,100 in 2005. These audit-related services were comprised of a review of the Registrant's semi-annual reports to shareholders.

(c)  Tax Fees

Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $0 in 2006 and $0 in 2005.

(d)  All Other Fees

Aggregate fees for all other services that the Registrant's auditor provided to the Registrant not included above totaled approximately $0 in 2006 and $0 in 2005.

(e) (1)  Audit Committee Pre-Approval Policies and Procedures

The Audit Committee approves (a) each specific service the auditor will perform for the Registrant and (b) each specific non-audit service the auditor will perform for the Registrant's investment adviser or the adviser's affiliates if the service directly impacts the Registrant's operations and financial reporting. Accordingly, the Audit Committee has not established pre-approval policies or procedures for the noted services.

(e)(2) Not Applicable.

(f) Not Applicable.

(g)  Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, or rendered to the Registrant's investment adviser, any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, totaled approximately $607,137 in 2006 and $463,320 in 2005.

(h)  Principal Accountant's Independence

The Audit Committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the auditor's independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

      (a) The Registrant's president and chief accounting officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

      (a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

      (b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

      (b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (REGISTRANT)

      /s/ Kelly D. Clevenger
      ------------------------------------------
      Kelly D. Clevenger
      President
      (Signature and Title)

Date: March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ Kelly D. Clevenger
      ------------------------------------------
      Kelly D. Clevenger
      Chairman of the Board and President
      (Signature and Title)

Date: March 5, 2007

By    /s/ William P. Flory, Jr.
      ------------------------------------------
      William P. Flory, Jr.
      Chief Accounting Officer
      (Signature and Title)

Date: March 5, 2007